UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2016 through March 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer Dynamic
                        Credit Fund

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                        Annual Report | March 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     RCRAX
                        Class C     RCRCX
                        Class Y     RCRYX

                        [LOGO] PIONEER
                                Investments(R)
                        visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          37

Notes to Financial Statements                                                 44

Report of Independent Registered Public Accounting Firm                       64

Approval of New and Interim Management Agreements                             66

Trustees, Officers and Service Providers                                      74

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 1

President's Letter

After an overall strong year for leading market indices in 2016, U.S. markets continued to generate positive returns over the first calendar quarter of 2017, with so-called "risk" assets, such as equities and credit-sensitive bonds, posting solid gains. In the first quarter, U.S. equities, as measured by the Standard & Poor's 500 Index, returned slightly more than 6%, while high-yield securities dominated bond market performance.

The transfer of power in Washington, D.C. in January had little or no effect on the markets in the first quarter, as the post-election momentum we witnessed late in the fourth quarter of 2016 slowed only when oil prices slumped in March, due to both higher-than-expected inventories and concerns over whether OPEC (Organization of Petroleum Exporting Countries) would continue its supply cuts in June. Not even the Federal Reserve System's (the Fed's) highly anticipated rate hike during the month of March, its second in three months, nor Britain's trigger of Article 50 to begin the "Brexit" process caused any dramatic sell-off of risk assets.

While U.S. gross domestic product (GDP) did slow in the first quarter, the expectation is for GDP to accelerate in the second quarter, with a strong consumer leading the way. Pioneer believes the U.S. economy may lead all developed nations in 2017, with GDP growth in excess of 2% for the year. President Trump has proposed decidedly pro-business policies, such as lower taxes, higher infrastructure spending, and less regulation, though we believe the economy may realize the benefits of those policies, if enacted, more so in 2018 than in 2017. Conversely, the effects of the President's potentially restrictive trade policies could offset some of the benefits of the pro-growth fiscal policies.

Even so, we believe solid domestic employment figures should continue to support consumption and the housing market, and that stronger corporate profits and increased government spending may contribute to economic growth in 2018 and beyond. Increasing global Purchasing Manager Indices (PMIs) suggest that growth in global economies is also improving. (PMIs are used to measure the economic health of the manufacturing sector.)

There are, as always, some risks to our outlook. First, the market already has priced in a good deal of the Trump economic reform platform, and that could lead to near-term disappointment if Congressional follow-through does not happen this year. The future of the Affordable Care Act is another potential concern. The first attempt to repeal/replace it failed, but any new proposed

2 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 legislation will undoubtedly have an effect on the health care sector, one of the largest segments of the US economy. Geopolitical risks, of course, remain a potential headwind, given ongoing strife in the Middle East and renewed tensions on the Korean Peninsula.

While our current outlook is generally optimistic, conditions can and often do change, and while passive investment strategies may have a place in one's overall portfolio, it is our view that all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
March 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 3

Portfolio Management Discussion | 3/31/17

More credit-sensitive securities rallied over virtually the entire 12-month period ended in March 31, 2017, while U.S. Treasuries and other higher-quality debt underperformed as rising interest rates eroded prices. In the following interview, Michael Temple and Kevin Choy discuss the principal factors that affected the performance of the Pioneer Dynamic Credit Fund during the 12-month period. Mr. Temple, a senior vice president, portfolio manager, and Director of Fixed-Income Credit Research at Pioneer, is responsible for the day-to-day management of the Fund, along with Mr. Choy, a vice president and portfolio manager at Pioneer.

Q   How did the Fund perform during the 12-month period ended March 31, 2017?

A Pioneer Dynamic Credit Fund's Class A shares returned 11.13% at net asset value during the 12-month period ended March 31, 2017, while the Fund's benchmark, the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index (the BofA ML Index), returned 0.74%. During the same period, the average return of the 289 mutual funds in Lipper's Alternative Credit Focus Funds category was 6.69%, and the average return of the 363 mutual funds in Morningstar's Non-Traditional Bond Funds category was 6.47%.

Q How would you describe the investment environment during the 12-month period ended March 31, 2017, and what were the principal factors that affected the Fund's performance during the period?

A The Fund's focus on the more credit-sensitive sectors of the fixed-income market, aided by an increased emphasis on owning below-investment-grade debt, helped drive strong performance over the 12 months.

    The rally in credit-sensitive debt was underway before the Fund's fiscal year began in April 2016. Credit spreads already were tightening after global oil prices had stabilized and then begun to increase in February 2016. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities). This caused prices of high-yield corporate bonds and other credit-sensitive debt to rise, as worries about a global economic slowdown receded. Investors also gained confidence that the U.S. Federal Reserve (the
    Fed) and other major central banks would leave interest rates at low levels, thereby encouraging a continued economic recovery. In fact, the Fed, after initially suggesting that it might raise rates a few times during 2016, soon reversed course and signaled that it would put any rate increases on hold until it had confidence that economic growth trends were sustainable.

4 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

In the second half of the Fund's fiscal year, the results of the U.S. Presidential Election affected the credit markets, as credit spreads resumed their rally while U.S. Treasuries sold off on the expectation of higher economic growth and inflation under a Trump administration. Over the full 12-month period ended March 31, 2017, the yield-to-worst of domestic high-yield corporate bonds fell by 234 basis points (bps), from 818 bps to 584 bps. (Yield to worst is the lowest potential yield that can be received on a bond without the issuer defaulting. A basis point is equal to 1/100th of a percentage point.) The yield-to-worst tightening was principally due to declines in credit spreads more than offsetting an increase in U.S. Treasury interest rates. Over the 12-month period, high-yield corporate bond credit spreads tightened by 273 bps, from 656 bps to 383 bps.

With regard to performance, we had already increased the Fund's emphasis on credit-sensitive debt prior to the start of the fiscal year, moving from very little portfolio exposure to higher-yielding corporates, to a large exposure. We also emphasized investments in the midstream segment of the energy sector. Significant investments in that area included pipeline companies such as Williams Companies, Enbridge Energy Partners, and ONEOK, all three of which performed well and made prominent contributions to the Fund's performance during the 12-month period. The portfolio's increased exposure to credit-sensitive debt helped to drive the Fund's performance as credit spreads tightened over the course of period. The portfolio's energy names were supported by the rebound and stabilization of energy/commodity prices. From the beginning to the end of the 12-month period, and as credit spreads tightened, we reallocated the Fund's exposure from high-yield debt into other sectors. For example, we moderately increased the Fund's exposure to investment-grade debt, bank loans, and insurance linked securities.

Also during the Fund's fiscal year, we shortened the duration of the portfolio in an effort to reduce the risk of rising interest rates. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) At the end of the period, on March 31, 2017, the Fund's duration was 3.6 years.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 5

Q What types of specific investments, or investment strategies, had the most influence, positive or negative, on the Fund's benchmark-relative performance during the 12-month period ended March 31, 2017?

A Sector positioning - specifically the Fund's exposure to high-yield and investment-grade corporates - had a major positive impact on relative returns, as did industry and security selection among the Fund's corporate holdings. Positioning in energy industry midstream names also aided relative performance significantly. Many of the investments were in pipeline companies - such as Williams, Enbridge Energy, and ONEOK - as we mentioned earlier.

    Outside of the energy sector, one notable name that performed well for the Fund was Sprint Corporation, a wireless and wireline communications carrier. Improved subscriber metrics and a stronger balance-sheet liquidity profile helped to improve the company's fundamentals and credit quality over the 12-month period.

    While almost any credit-sensitive security in the portfolio helped the Fund's relative performance during the 12-month period, almost any holding outside the credit-sensitive sectors tended to fare less well and detract from the Fund's relative results.

Q Did the Fund invest in any derivative securities during the 12-month period ended March 31, 2017?

A Yes, we invested in four types of derivatives during the period: U.S. Treasury futures, credit default swaps, forward foreign currency contracts, and options.

    We invested in Treasury futures to manage the Fund's interest-rate duration. The Treasury futures/duration strategy helped support the Fund's performance during the period. We used credit default swaps (CDS) to manage the Fund's exposure to high-yield debt. The CDS strategy also supported performance as the swaps had a positive influence on results.

    Because we wanted to guard against the risk of events shocking the markets and causing a dramatic decline in the values of credit-sensitive securities, we invested in the options contracts to hedge the portfolio against a sharp market reversal. The cost of the options - which function as an attempt to mitigate portfolio losses in a significant market sell-off - was a drag on the Fund's relative performance. The result was to be expected, however, given that we

6 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 did not have any notable declines in the market over the full 12 months. The forward foreign currency contracts had no effect on the Fund's performance during the period.

Q Did the Fund's income generation, or yield, change during the 12-month period ended March 31, 2017?

A Yes. The current income generated by the Fund's investments fell during the period as yield spreads tightened, and so the Fund's dividend* distributions declined.

Q   What is your investment outlook?

A Entering a new fiscal year for the Fund, we face a very different investment environment than we did in March 2016, when short-term interest rates remained low and credit-sensitive debt looked very attractive. Now, credit spread levels are tighter, and thus, less compelling, while there is potential for rising inflationary pressures and higher U.S. Treasury yields.

    Looking ahead, we think key indicators should continue to show a reasonably strong, growing economy, with gross domestic product (GDP) probably expanding at a 2% to 2.5% annual rate, while inflation could continue to creep higher. While we have a stable-to-positive view of the economic environment and the fundamentals of the credit sectors, we do not foresee a significant tightening of credit spreads in the near term. Given our view that significant performance potential from the credit sectors has become more limited, we have reduced the Fund's credit exposure to a more neutral positioning.

    Consistent with our investment discipline, we will continue to focus on intensive credit research and try to take advantage of the best ideas our analysts' research uncovers. We will continue to place an emphasis on the investment themes in which we have the highest conviction, and that we believe may have the potential to help the Fund generate solid risk-adjusted returns.

*   Dividends are not guaranteed.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 7

Please refer to the Schedule of Investments on pages 17-36 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Dynamic Credit Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds, including ETFs. In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluc-tuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

The Fund is not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 9

Portfolio Summary | 3/31/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       51.0%
Senior Secured Loans                                                       12.2%
International Corporate Bonds                                              11.6%
U.S. Government Securities                                                  8.9%
Collateralized Mortgage Obligations                                         6.1%
Asset Backed Securities                                                     3.3%
Closed End Fund                                                             2.5%
Foreign Government Bonds                                                    1.8%
Convertible Preferred Stocks                                                1.0%
Temporary Cash Investment                                                   0.9%
U.S. Common Stocks                                                          0.6%
Municipal Bonds                                                             0.1%
Convertible Corporate Bonds                                                 0.0%**

* Includes investments in Insurance-linked securities totaling 4.3% of total investment portfolio.

** Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)***

 1.   Pioneer ILS Interval Fund (h)                                        2.52%
--------------------------------------------------------------------------------
 2.   U.S. Treasury Notes, 1.125%, 6/30/21                                 2.40
--------------------------------------------------------------------------------
 3.   U.S. Treasury Bills, 4/6/17                                          2.02
--------------------------------------------------------------------------------
 4.   Citigroup, Inc., Floating Rate Note, (Perpetual)                     1.48
--------------------------------------------------------------------------------
 5.   U.S. Treasury Bills, 4/13/17                                         1.45
--------------------------------------------------------------------------------
 6.   CenturyLink, Inc., 5.8%, 3/15/22                                     1.37
--------------------------------------------------------------------------------
 7.   HCA, Inc., 5.25%, 4/15/25                                            1.33
--------------------------------------------------------------------------------
 8.   U.S. Treasury Bonds, 4.5%, 2/15/36                                   1.32
--------------------------------------------------------------------------------
 9.   EnLink Midstream Partners LP, 4.15%, 6/1/25                          1.30
--------------------------------------------------------------------------------
10.   Centene Corp., 4.75%, 1/15/25                                        1.18
--------------------------------------------------------------------------------

*** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

(h) Affiliated funds managed by Pioneer Investment Management, Inc.

10 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

Prices and Distributions | 3/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     3/31/17                        3/31/16
--------------------------------------------------------------------------------
          A                         $9.39                          $8.99
--------------------------------------------------------------------------------
          C                         $9.36                          $8.97
--------------------------------------------------------------------------------
          Y                         $9.42                          $9.03
--------------------------------------------------------------------------------

Distributions per Share: 4/1/16-3/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Short-Term           Long-Term
         Class         Dividends        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A            $0.5789               $ --                  $ --
--------------------------------------------------------------------------------
          C            $0.5061               $ --                  $ --
--------------------------------------------------------------------------------
          Y            $0.6111               $ --                  $ --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 11

Performance Update | 3/31/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Dynamic Credit Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                                                 BofA ML
                    Net           Public         U.S. Dollar
                    Asset         Offering       3-Month
                    Value         Price          LIBOR
Period              (NAV)         (POP)          Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)            3.65%        2.85%          0.39%
5 Years              4.26         3.31           0.40
1 Year              11.13         6.17           0.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.19%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Dynamic         BofA ML U.S. Dollar
                    Credit Fund             3-Month LIBOR Index
4/11                $ 9,550                 $10,000
3/12                $ 9,587                 $10,032
3/13                $10,569                 $10,075
3/14                $10,880                 $10,103
3/15                $10,803                 $10,126
3/16                $10,627                 $10,159
3/17                $11,810                 $10,234

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

Performance Update | 3/31/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill
Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                                                 BofA ML
                                                 U.S. Dollar
                                                 3-Month
                    If            If             LIBOR
Period              Held          Redeemed       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)            2.83%         2.83%         0.39%
5 Years              3.46          3.46          0.40
1 Year              10.18         10.18          0.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Dynamic         BofA ML U.S. Dollar
                    Credit Fund             3-Month LIBOR Index
4/11                $10,000                 $10,000
3/12                $9,953                  $10,032
3/13                $10,893                 $10,075
3/14                $11,132                 $10,103
3/15                $10,957                 $10,126
3/16                $10,710                 $10,159
3/17                $11,801                 $10,234

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 13

Performance Update | 3/31/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA)
Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                                  BofA ML
                   Net            U.S. Dollar
                   Asset          3-Month
                   Value          LIBOR
Period             (NAV)          Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)           4.02%         0.39%
5 Years             4.58          0.40
1 Year             11.35          0.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1,   2016)
--------------------------------------------------------------------------------
                   Gross          Net
--------------------------------------------------------------------------------
                   0.96%          0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Dynamic         BofA ML U.S. Dollar
                    Credit Fund             3-Month LIBOR Index
4/11                $5,000,000              $5,000,000
3/12                $5,047,246              $5,016,143
3/13                $5,586,945              $5,037,507
3/14                $5,768,187              $5,051,252
3/15                $5,743,143              $5,063,025
3/16                $5,670,517              $5,079,487
3/17                $6,313,902              $5,116,913

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an invest-ment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on actual returns from October 1, 2016, through March 31, 2017.

--------------------------------------------------------------------------------
Share Class                                  A             C             Y
--------------------------------------------------------------------------------
Beginning Account                        $1,000.00     $1,000.00     $1,000.00
Value on 10/1/16
--------------------------------------------------------------------------------
Ending Account Value                     $1,033.19     $1,029.14     $1,033.70
(after expenses) on 3/31/17
--------------------------------------------------------------------------------
Expenses Paid                            $    5.98     $    9.81     $    4.31
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.18%, 1.94% and 0.85% for Class A, Class C and Class Y Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2016, through March 31, 2017.

--------------------------------------------------------------------------------
Share Class                                  A            C             Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00     $1,000.00     $1,000.00
Value on 10/1/16
--------------------------------------------------------------------------------
Ending Account Value                    $1,019.05     $1,015.26     $1,020.69
(after expenses) on 3/31/17
--------------------------------------------------------------------------------
Expenses Paid                           $    5.94     $    9.75     $    4.28
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.18%, 1.94% and 0.85% for Class A, Class C and Class Y Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

Schedule of Investments | 3/31/17

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE CORPORATE BONDS -- 0.0%+
                                    MATERIALS -- 0.0%+
                                    Steel -- 0.0%+
EUR          79,012                 New World Resources NV, 4.0%, 10/7/20 (144A)
                                    (4.0% cash, 8.0% PIK) (PIK)                          $             8
                                                                                         ---------------
                                    Total Materials                                      $             8
--------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE CORPORATE BONDS
                                    (Cost $64,421)                                       $             8
--------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE PREFERRED STOCKS -- 1.1%
                                    BANKS -- 1.1%
                                    Diversified Banks -- 1.1%
                900                 Bank of America Corp., 7.25%, (Perpetual)            $     1,075,554
              1,530                 Wells Fargo & Co., 7.5% (Perpetual)                        1,897,200
                                                                                         ---------------
                                                                                         $     2,972,754
                                                                                         ---------------
                                    Total Banks                                          $     2,972,754
--------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (Cost $3,120,105)                                    $     2,972,754
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS -- 0.0%+
                                    CAPITAL GOODS -- 0.0% +
                                    Industrial Machinery -- 0.0%+
              3,071                 Liberty Tire Recycling LLC (d)                       $            31
                                                                                         ---------------
                                    Total Capital Goods                                  $            31
--------------------------------------------------------------------------------------------------------
                                    COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                    Diversified Support Services -- 0.0%+
                  4                 IAP Worldwide Services, Inc.                         $         4,854
                                                                                         ---------------
                                    Total Commercial Services & Supplies                 $         4,854
--------------------------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCKS
                                    (Cost $3,087)                                        $         4,885
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Principal
Amount ($)(j)
--------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- 3.3%
                                    CONSUMER SERVICES -- 0.1%
                                    Hotels, Resorts & Cruise Lines -- 0.1%
          323,297                   Westgate Resorts 2014-1 LLC, 5.5%,
                                    12/20/26 (144A)                                      $       323,330
                                                                                         ---------------
                                    Total Consumer Services                              $       323,330
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 17

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    BANKS -- 3.2%
                                    Thrifts & Mortgage Finance -- 3.2%
          1,200,000                 Ascentium Equipment Receivables 2016-2 Trust,
                                    6.79%, 10/10/24 (144A)                               $     1,260,545
            499,993                 Axis Equipment Finance Receivables III LLC, 5.27%,
                                    5/20/20 (144A)                                               480,392
            680,000                 Engs Commercial Finance Trust 2016-1, 5.22%,
                                    1/22/24 (144A)                                               665,309
            164,042         7.78    GE Mortgage Services LLC, Floating Rate
                                    Note, 3/25/27                                                 98,930
            111,977                 GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                       110,521
            175,000                 InSite Issuer LLC Class C Series 16-1A,
                                    7.5%, 11/15/46                                               177,699
            750,000                 Leaf Receivables Funding 10 LLC, 5.21%,
                                    7/15/21 (144A)                                               744,321
            710,500                 Navitas Equipment Receivables LLC 2015-1,
                                    5.75%, 5/17/21 (144A)                                        702,886
            600,000         5.48    NCF Dealer Floorplan Master Trust, Floating Rate
                                    Note, 10/20/20 (144A)                                        595,980
            194,075                 RASC Series 2003-KS5 Trust, 4.96%,
                                    7/25/33 (Step)                                               192,494
             55,454         6.55    Security National Mortgage Loan Trust 2007-1,
                                    Floating Rate Note, 4/25/37 (144A)                            55,265
          1,200,000         4.16    Silver Bay Realty 2014-1 Trust, Floating Rate Note,
                                    9/18/31 (144A)                                             1,201,409
          1,502,701                 Solarcity Lmc Series VI LLC, 4.8%, 9/21/48 (144A)          1,510,754
            999,013                 VOLT XXV LLC, 4.5%, 6/26/45 (Step) (144A)                    969,658
                                                                                         ---------------
                                                                                         $     8,766,163
                                                                                         ---------------
                                    Total Banks                                          $     8,766,163
--------------------------------------------------------------------------------------------------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $9,120,974)                                    $     9,089,493
--------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE
                                    OBLIGATIONS -- 6.1%
                                    BANKS -- 6.0%
                                    Thrifts & Mortgage Finance -- 6.0%
             71,644         3.09    Bear Stearns ALT-A Trust 2003-3, Floating Rate
                                    Note, 10/25/33                                       $        70,776
             86,712         5.21    Bear Stearns Commercial Mortgage Securities
                                    Trust 2005-PWR7, Floating Rate Note, 2/11/41                  86,572
          1,600,000         5.12    Bear Stearns Commercial Mortgage Securities
                                    Trust 2005-TOP20, Floating Rate Note, 10/12/42             1,569,726
             33,384         5.94    CHL Mortgage Pass-Through Trust 2002-32, Floating
                                    Rate Note, 1/25/33                                            34,251
          1,000,000         3.21    Citigroup Commercial Mortgage Trust 2014-GC23
                                    REMICS, Floating Rate Note, 7/12/47 (144A)                   640,475
            400,000                 Citigroup Commercial Mortgage Trust 2016-SMPL,
                                    4.509%, 9/10/31                                              388,372

The accompanying notes are an integral part of these financial statements.

18 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
            715,000         5.88    COBALT CMBS Commercial Mortgage Trust
                                    2007-C3, Floating Rate Note, 5/15/46                 $       696,317
            220,000         5.88    COBALT CMBS Commercial Mortgage Trust
                                    2007-C3, Floating Rate Note, 5/15/46                         156,200
          1,000,000         5.81    COMM 2007-C9 Mortgage Trust, Floating Rate
                                    Note, 12/10/49 (144A)                                        989,020
            500,000         3.96    COMM 2014-UBS6 Mortgage Trust REMICS,
                                    Floating Rate Note, 12/10/47 (144A)                          414,295
            303,157         5.47    Credit Suisse First Boston Mortgage Securities
                                    Corp., Floating Rate Note, 6/25/33                                 3
          1,126,099         5.10    Credit Suisse First Boston Mortgage Securities
                                    Corp., Floating Rate Note, 8/15/38                         1,130,416
          2,050,000         5.10    Credit Suisse First Boston Mortgage Securities
                                    Corp., Floating Rate Note, 8/15/38                         1,726,089
            500,000         3.58    CSAIL 2015-C4 Commercial Mortgage Trust
                                    REMICS, Floating Rate Note, 11/15/48                         423,196
            275,234         5.60    EQTY 2014-MZ Mezzanine Trust, Floating Rate Note,
                                    5/10/19 (144A)                                               269,910
            270,168                 Global Mortgage Securitization, Ltd., 5.25%,
                                    11/25/32 (144A)                                              121,332
             99,555                 Global Mortgage Securitization, Ltd., 5.25%,
                                    11/25/32 (144A)                                               19,184
            428,259                 Global Mortgage Securitization, Ltd., 5.25%,
                                    4/25/32 (144A)                                               413,619
             87,333                 Global Mortgage Securitization, Ltd., 5.25%,
                                    4/25/32 (144A)                                                52,114
            570,000         5.00    GMAT 2013-1 Trust, Floating Rate Note, 8/25/53               538,857
            705,000         3.68    GS Mortgage Securities Trust 2014-GSFL, Floating
                                    Rate Note, 7/15/31 (144A)                                    708,438
             81,310                 Homeowner Assistance Program Reverse Mortgage
                                    Loan Trust 2013-RM1, 4.0%, 5/26/53 (144A)                     80,802
          1,850,000         7.14    JP Morgan Chase Commercial Mortgage Securities Trust
                                    2014-CBM MZ, Floating Rate Note, 10/15/19 (144A)           1,860,433
            300,000         3.10    JPMDB Commercial Mortgage Securities Trust 2016-C4,
                                    Floating Rate Note, 12/15/49 (144A)                          218,410
            573,364         4.00    La Hipotecaria Panamanian Mortgage Trust 2007-1,
                                    Floating Rate Note, 12/23/36 (144A)                          559,029
            173,394                 Merrill Lynch Mortgage Investors Trust Series 2006-AF1,
                                    5.75%, 8/25/36                                               134,852
            300,000         3.00    Morgan Stanley Capital I Trust 2016-BNK2, Floating
                                    Rate Note, 11/15/49 (144A)                                   236,804
            500,000                 Morgan Stanley Capital I Trust 2016-UBS9, 3.0%,
                                    3/15/49 (144A)                                               384,542
            733,042                 ORES 2014-LV3 LLC, 6.0%, 3/27/24 (144A)                      730,828
            830,456         2.16    RESI Finance LP 2003-D, Floating Rate Note,
                                    12/10/35 (144A)                                              690,249

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 19

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
            750,000                 Wells Fargo Commercial Mortgage Trust 2016-BNK1,
                                    3.0%, 8/15/49 (144A)                                      $       620,813
            200,000         4.35    WFRBS Commercial Mortgage Trust 2013-C12,
                                    Floating Rate Note, 3/15/48 (144A)                                182,353
                                                                                              ---------------
                                                                                              $    16,148,277
                                                                                              ---------------
                                    Total Banks                                               $    16,148,277
-------------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- 0.1%
                                    Government -- 0.1%
            377,805         2.59    FREMF Mortgage Trust 2015-KLSF REMICS,
                                    Floating Rate Note, 11/25/22 (144A)                       $       381,439
                                                                                              ---------------
                                    Total Government                                          $       381,439
-------------------------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                    (Cost $17,355,067)                                        $    16,529,716
-------------------------------------------------------------------------------------------------------------
                                    CORPORATE BONDS -- 62.5%
                                    ENERGY -- 11.2%
                                    Oil & Gas Refining & Marketing -- 1.3%
          3,505,000                 EnLink Midstream Partners LP, 4.15%, 6/1/25               $     3,462,831
-------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 9.9%
          2,575,000                 Boardwalk Pipelines LP, 4.95%, 12/15/24                   $     2,711,748
          1,965,000                 Cheniere Corpus Christi Holdings LLC, 5.875%,
                                    3/31/25 (144A)                                                  2,048,512
          2,125,000                 Enbridge Energy Partners LP, 7.375%, 10/15/45                   2,591,397
          2,690,000                 Energy Transfer Equity LP, 5.5%, 6/1/27                         2,811,050
            780,000                 Kinder Morgan, Inc. Delaware, 4.3%, 6/1/25                        796,854
            750,000                 Kinder Morgan, Inc. Delaware, 5.3%, 12/1/34                       752,680
          1,360,000                 Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45                     1,389,577
          2,670,000                 MPLX LP, 4.875%, 12/1/24                                        2,808,672
          1,450,000                 ONEOK, Inc., 6.875%, 9/30/28                                    1,573,250
            925,000                 ONEOK, Inc., 7.5%, 9/1/23                                       1,080,086
          1,770,000                 Plains All American Pipeline LP, 4.65%, 10/15/25                1,823,272
          2,100,000                 Sabine Pass Liquefaction LLC, 5.875%,
                                    6/30/26 (144A)                                                  2,315,433
          2,000,000                 Sabine Pass Liquefaction LLC, 6.25%, 3/15/22                    2,219,560
          1,800,000                 Williams Partners LP, 6.3%, 4/15/40                             2,017,267
                                                                                              ---------------
                                                                                              $    26,939,358
                                                                                              ---------------
                                    Total Energy                                              $    30,402,189
-------------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 2.7%
                                    Metal & Glass Containers -- 0.7%
          1,666,000                 Ball Corp., 5.25%, 7/1/25                                 $     1,763,878
-------------------------------------------------------------------------------------------------------------
                                    Paper Packaging -- 0.5%
          1,300,000                 Sealed Air Corp., 5.5%, 9/15/22 (144A)                    $     1,378,000
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 0.3%
            900,000                 Vedanta Resources Plc, 6.375%, 7/30/22 (144A)             $       904,500
-------------------------------------------------------------------------------------------------------------
                                    Steel -- 1.2%
          2,010,000                 ArcelorMittal, 6.0%, 3/1/21                               $     2,170,800
          1,000,000                 Commercial Metals Co., 4.875%, 5/15/23                          1,020,000
EUR          38,709         0.00    New World Resources NV, Floating Rate Note,
                                    10/7/20 (d)                                                            --
EUR          29,032         0.00    New World Resources NV, Floating Rate Note,
                                    10/7/20 (d)                                                            --
                                                                                              ---------------
                                                                                              $     3,190,800
                                                                                              ---------------
                                    Total Materials                                           $     7,237,178
-------------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 2.0%
                                    Building Products -- 1.1%
          1,480,000                 Masco Corp., 4.45%, 4/1/25                                $     1,544,735
          1,445,000                 Standard Industries, Inc., 5.375%, 11/15/24 (144A)              1,463,958
                                                                                              ---------------
                                                                                              $     3,008,693
-------------------------------------------------------------------------------------------------------------
                                    Construction & Engineering -- 0.4%
          1,005,000                 Amsted Industries, Inc., 5.0%, 3/15/22 (144A)             $     1,010,025
-------------------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 0.5%
          1,445,000                 Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)              $     1,488,350
                                                                                              ---------------
                                    Total Capital Goods                                       $     5,507,068
-------------------------------------------------------------------------------------------------------------
                                    COMMERCIAL SERVICES & SUPPLIES -- 0.8%
                                    Diversified Support Services -- 0.8%
          2,080,000                 Ritchie Bros Auctioneers, Inc., 5.375%,
                                    1/15/25 (144A)                                            $     2,126,800
                                                                                              ---------------
                                    Total Commercial Services & Supplies                      $     2,126,800
-------------------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 1.1%
                                    Tires & Rubber -- 0.6%
          1,680,000                 Goodyear Tire, 4.875%, 5/15/27                            $     1,680,000
-------------------------------------------------------------------------------------------------------------
                                    Automobile Manufacturers -- 0.5%
          1,315,000                 ZF North America Capital, Inc., 4.75%,
                                    4/29/25 (144A)                                            $     1,361,025
                                                                                              ---------------
                                    Total Automobiles & Components                            $     3,041,025
-------------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.3%
                                    Homebuilding -- 0.3%
            765,000                 DR Horton, Inc., 5.75%, 8/15/23                           $       858,129
                                                                                              ---------------
                                    Total Consumer Durables & Apparel                         $       858,129
-------------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.8%
                                    Casinos & Gaming -- 0.8%
          2,000,000                 International Game Technology Plc, 6.5%,
                                    2/15/25 (144A)                                            $     2,130,000
                                                                                              ---------------
                                    Total Consumer Services                                   $     2,130,000
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 21

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    MEDIA -- 6.9%
                                    Broadcasting -- 1.1%
          1,500,000                 CCO Holdings LLC, 5.125%, 5/1/27 (144A)                   $     1,507,500
          1,275,000                 CCO Holdings LLC, 5.5%, 5/1/26 (144A)                           1,319,625
                                                                                              ---------------
                                                                                              $     2,827,125
-------------------------------------------------------------------------------------------------------------
                                    Cable & Satellite -- 5.8%
          2,105,000                 Altice US Finance I Corp., 5.5%, 5/15/26 (144A)           $     2,162,888
          1,985,000                 CSC Holdings LLC, 5.5%, 4/15/27 (144A)                          2,017,256
          2,550,000                 DISH DBS Corp., 5.875%, 7/15/22                                 2,679,081
          2,255,000                 Hughes Satellite Systems Corp., 5.25%, 8/1/26 (144A)            2,249,362
          1,725,000                 Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                   1,763,812
          2,275,000                 Time Warner Cable LLC, 4.5%, 9/15/42                            2,061,796
          2,800,000                 Videotron, Ltd., 5.375%, 6/15/24 (144A)                         2,908,500
                                                                                              ---------------
                                                                                              $    15,842,695
                                                                                              ---------------
                                    Total Media                                               $    18,669,820
-------------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.5%
                                    Internet Retail -- 0.5%
          1,300,000                 Expedia, Inc., 4.5%, 8/15/24                              $     1,360,808
                                                                                              ---------------
                                    Total Retailing                                           $     1,360,808
-------------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 2.4%
                                    Brewers -- 0.8%
          2,020,000                 Anheuser-Busch InBev Finance, Inc., 2.65%, 2/1/21         $     2,035,190
-------------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats -- 1.0%
          1,000,000                 Dole Food Co., Inc., 7.25%, 5/1/19 (144A)                 $     1,018,750
          1,690,000                 Post Holdings, Inc., 5.5%, 3/1/25 (144A)                        1,698,450
                                                                                              ---------------
                                                                                              $     2,717,200
-------------------------------------------------------------------------------------------------------------
                                    Tobacco -- 0.6%
          1,515,000                 Reynolds American, Inc., 4.85%, 9/15/23                   $     1,643,842
                                                                                              ---------------
                                    Total Food, Beverage & Tobacco                            $     6,396,232
-------------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 6.2%
                                    Health Care Facilities -- 2.5%
          3,340,000                 HCA, Inc., 5.25%, 4/15/25                                 $     3,548,750
          1,740,000                 Kindred Healthcare, Inc., 8.0%, 1/15/20                         1,768,275
          1,225,000                 RegionalCare Hospital Partners Holdings, Inc.,
                                    8.25%, 5/1/23 (144A)                                            1,307,075
                                                                                              ---------------
                                                                                              $     6,624,100
-------------------------------------------------------------------------------------------------------------
                                    Managed Health Care -- 2.9%
          3,140,000                 Centene Corp., 4.75%, 1/15/25                             $     3,157,678
          1,780,000                 Molina Healthcare, Inc., 5.375%, 11/15/22                       1,845,629
          1,465,000                 Well Care Health., 5.25%, 4/1/25                                1,499,134
          1,415,000                 WellCare Health Plans, Inc., 5.75%, 11/15/20                    1,456,035
                                                                                              ---------------
                                                                                              $     7,958,476
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Health Care Technology -- 0.8%
        2,150,000                   Quintiles IMS, Inc., 5.0%, 10/15/26 (144A)                $     2,158,062
                                                                                              ---------------
                                    Total Health Care Equipment & Services                    $    16,740,638
-------------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.9%
                                    Pharmaceuticals -- 0.9%
        1,250,000                   Endo, Ltd., 6.0%, 7/15/23 (144A)                          $     1,093,750
          540,000                   Horizon Pharma, Inc., 6.625%, 5/1/23                              529,200
          245,000                   Valeant Pharmaceuticals, 6.5%, 3/15/22                            252,044
          700,000                   Valeant Pharmaceuticals, 7.0%, 3/15/24                            718,375
                                                                                              ---------------
                                                                                              $     2,593,369
                                                                                              ---------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                             $     2,593,369
-------------------------------------------------------------------------------------------------------------
                                    BANKS -- 5.5%
                                    Diversified Banks -- 4.8%
        1,445,000           6.30    Bank of America Corp., Floating Rate Note,
                                    (Perpetual)                                               $     1,571,438
        1,260,000           7.62    BNP Paribas SA, Floating Rate Note,
                                    (Perpetual) (144A)                                              1,338,750
        3,780,000           5.90    Citigroup, Inc., Floating Rate Note, (Perpetual)                3,945,375
        2,730,000           8.12    Credit Agricole SA, Floating Rate Note,
                                    (Perpetual) (144A)                                              2,907,450
        1,500,000           7.70    Intesa Sanpaolo S.p.A., Floating Rate Note,
                                    (Perpetual) (144A)                                              1,432,500
        1,567,000                   JPMorgan Chase & Co., 5.625%, 8/16/43                           1,784,705
                                                                                              ---------------
                                                                                              $    12,980,218
-------------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- 0.7%
        2,000,000                   Provident Funding Associates LP, 6.75%,
                                    6/15/21 (144A)                                            $     2,040,000
                                                                                              ---------------
                                    Total Banks                                               $    15,020,218
-------------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 4.6%
                                    Other Diversified Financial Services -- 1.4%
        1,000,000                   Fixed Income Trust Series 2013-A, 10/15/97
                                    (Step) (144A) (c) (d)                                     $       954,758
        2,533,000           6.75    JPMorgan Chase & Co., Floating Rate Note, (Perpetual)           2,792,632
          100,000           7.70    Tiers Trust, Floating Rate Note, 10/15/97 (144A) (d)              108,864
                                                                                              ---------------
                                                                                              $     3,856,254
-------------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.7%
        1,120,000                   Nationstar Mortgage LLC, 6.5%, 6/1/22                     $     1,120,000
          825,000                   Nationstar Mortgage LLC, 6.5%, 7/1/21                             835,312
                                                                                              ---------------
                                                                                              $     1,955,312
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 23

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- 0.6%
          1,565,000                 General Motors Financial Co, Inc., 3.7%, 5/9/23           $     1,570,900
                                                                                              ---------------
                                                                                              $     1,570,900
-------------------------------------------------------------------------------------------------------------
                                    Asset Management & Custody Banks -- 0.4%
            950,000                 JBS Investment Management, Ltd., 7.25%, 4/3/24            $       983,250
-------------------------------------------------------------------------------------------------------------
                                    Investment Banking & Brokerage -- 1.0%
          2,290,000                 UBS AG, 7.625%, 8/17/22                                   $     2,647,698
-------------------------------------------------------------------------------------------------------------
                                    Diversified Capital Markets -- 0.5%
          1,330,000                 Park Aerospace Holdings, Ltd., 5.25%,
                                    8/15/22 (144A)                                            $     1,383,200
                                                                                              ---------------
                                    Total Diversified Financials                              $    12,396,614
-------------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 5.8%
                                    Life & Health Insurance -- 0.6%
          1,500,000         5.88    Prudential Financial, Inc., Floating Rate
                                    Note, 9/15/42                                             $     1,630,125
-------------------------------------------------------------------------------------------------------------
                                    Multi-line Insurance -- 1.0%
          2,500,000                 Liberty Mutual Group, Inc., 4.25%, 6/15/23 (144A)         $     2,625,538
-------------------------------------------------------------------------------------------------------------
                                    Reinsurance -- 4.2%
            500,000                 Arlington Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 8/31/16 (f) (g)                      $        24,300
            250,000         4.19    Atlas IX Capital DAC, Floating Rate Note, 1/17/19
                                    (Cat Bond) (144A)                                                 253,850
            500,000                 Berwick Segregated Account (Artex SAC Ltd.), Variable
                                    Rate Note, 1/22/16 (f) (g)                                         15,000
            500,000         7.06    Caelus Re, Ltd., Floating Rate Note, 4/7/17
                                    (Cat Bond) (144A)                                                 499,600
            500,000                 Carnosutie 2017,Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 11/30/21 (f) (g)                             505,300
            500,000                 Carnoustie 2016-N,Segregated Account (Artex SAC
                                    Ltd.), Variable Rate Notes, 11/30/20 (f) (g)                       54,100
          1,500,000                 Carnoustie Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 2/19/16 (f) (g)                               30,600
            250,000         5.35    Citrus Re, Ltd., Floating Rate Note, 4/18/17
                                    (Cat Bond) (144A)                                                 250,050
            350,000         4.48    Citrus Re, Ltd., Floating Rate Note, 4/24/17
                                    (Cat Bond) (144A)                                                 350,175
            250,000                 Cypress Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 7/10/17 (f) (g)                              221,325
            400,000         6.23    Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                    (Cat Bond) (144A)                                                 399,960
            250,000         8.98    Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                    (Cat Bond) (144A)                                                 248,575
            250,000         7.23    Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                    (Cat Bond) (144A)                                                 249,375

The accompanying notes are an integral part of these financial statements.

24 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Reinsurance -- (continued)
             52,500         3.37    Gator Re, Ltd., Floating Rate Note, 1/9/20
                                    (Cat Bond) (144A)                                         $         7,875
            250,000         2.52    Golden State Re II, Ltd., Floating Rate Note,
                                    1/8/19 (Cat Bond) (144A)                                          249,300
          2,000,000                 Gullane Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Note 11/30/21 (f) (g)                             2,026,000
EUR         250,000        12.00    Horse Capital I DAC, Floating Rate Note, 6/15/20
                                    (Cat Bond) (144A)                                                 268,168
            400,000         5.24    Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                                    (Cat Bond) (144A)                                                 402,960
            350,000         5.00    Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                                    (Cat Bond) (144A)                                                 352,625
            250,000         0.00    Limestone Re, Ltd., 8/31/21 (Cat Bond)                            250,775
            250,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (f) (g)               1,450
          2,000,000                 Pangaea Re, Series 2015-1, Principal at Risk Notes,
                                    2/1/19 (f) (g)                                                      9,000
          2,000,000                 Pangaea Re, Series 2015-2, Principal at Risk Notes,
                                    11/30/19 (f) (g)                                                  161,400
          1,000,000                 Pangaea Re., Variable Rate Notes, 11/30/21 (f) (g)              1,023,400
          1,000,000                 Pangaea Re., Variable Rate Notes, 2/1/20 (f) (g)                  139,000
            700,000                 Prestwick Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 7/1/16 (f) (g)                                20,440
            250,000         5.03    Residential Reinsurance 2016, Ltd., Floating Rate
                                    Note, 12/6/23 (Cat Bond) (144A)                                   249,600
            250,000         0.00    Resilience Re, Ltd., 1/12/18 (Cat Bond)                           236,175
            250,000         4.50    Resilience Re, Ltd., Floating Rate Note, 1/9/19
                                    (Cat Bond)                                                        250,000
AUD         300,000                 RW0009 Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 7/10/17 (f) (g)                              216,976
            500,000         3.97    Sanders Re, Ltd., Floating Rate Note, 6/7/17
                                    (Cat Bond) (144A)                                                 500,800
            500,000                 Silverton Re, Ltd., Variable Rate Notes, 9/18/18
                                    (144A) (f) (g)                                                     24,400
          1,200,000                 St. Andrews Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 1/22/16 (f) (g)                               23,640
            250,000                 Sunningdale 2017 Segregated Account (Artex SAC
                                    Ltd.), Variable Rate Notes, 1/16/18 (f) (g)                       229,150
            250,000         4.00    Ursa Re, Ltd., Floating Rate Note, 12/10/19
                                    (Cat Bond) (144A)                                                 252,325
          1,250,000                 Versutus 2016, Class A-1, Variable Rate Notes,
                                    11/30/20 (f) (g)                                                   51,000
          1,500,000                 Versutus Ltd., Series 2017-A, Variable Rate Notes,
                                    11/30/2021 (f) (g)                                              1,530,600
                                                                                              ---------------
                                                                                              $    11,579,269
                                                                                              ---------------
                                    Total Insurance                                           $    15,834,932
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 25

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.5%
                                    Semiconductor Equipment -- 0.5%
          1,250,000                 Sensata Technologies BV, 5.0%, 10/1/25 (144A)             $     1,259,375
                                                                                              ---------------
                                    Total Semiconductors & Semiconductor Equipment            $     1,259,375
-------------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 6.3%
                                    Integrated Telecommunication Services -- 4.8%
          3,555,000                 CenturyLink, Inc., 5.8%, 3/15/22                          $     3,666,094
          1,865,000                 Frontier Communications Corp., 10.5%, 9/15/22                   1,888,312
          1,800,000                 GCI, Inc., 6.75%, 6/1/21                                        1,845,000
          1,400,000                 Level 3 Financing, Inc., 5.375%, 5/1/25                         1,424,500
          1,970,000                 Sprint Capital Corp., 6.875%, 11/15/28                          2,080,812
          2,000,000                 Verizon Communications, Inc., 2.625%, 2/21/20                   2,024,818
                                                                                              ---------------
                                                                                              $    12,929,536
-------------------------------------------------------------------------------------------------------------
                                    Wireless Telecommunication Services -- 1.5%
          1,865,000                 T-Mobile USA, Inc., 6.5%, 1/15/24                         $     2,014,200
          1,400,000                 T-Mobile USA, Inc., 6.625%, 4/1/23                              1,494,052
            300,000                 Unison Ground Lease Funding LLC, 5.78%,
                                    3/16/43 (144A)                                                    296,487
            400,000                 WCP Issuer llc, 6.657%, 8/15/20 (144A)                            412,544
                                                                                              ---------------
                                                                                              $     4,217,283
                                                                                              ---------------
                                    Total Telecommunication Services                          $    17,146,819
-------------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 3.6%
                                    Electric Utilities -- 0.5%
          1,190,000         8.13    Enel S.p.A., Floating Rate Note, 9/24/73 (144A)           $     1,368,500
-------------------------------------------------------------------------------------------------------------
                                    Gas Utilities -- 1.1%
          1,400,000                 DCP Midstream Operating LP, 3.875%, 3/15/23               $     1,344,000
            300,000                 DCP Midstream Operating LP, 5.6%, 4/1/44                          276,000
          1,500,000                 Ferrellgas LP, 6.75%, 6/15/23                                   1,410,000
                                                                                              ---------------
                                                                                              $     3,030,000
-------------------------------------------------------------------------------------------------------------
                                    Independent Power Producers & Energy
                                    Traders -- 2.0%
          1,320,000                 AES Corp. Virginia, 5.5%, 3/15/24                         $     1,339,800
          2,145,000                 Calpine Corp., 5.75%, 1/15/25                                   2,131,594
          1,910,000                 NRG Energy, Inc., 6.625%, 1/15/27 (144A)                        1,905,225
                                                                                              ---------------
                                                                                              $     5,376,619
                                                                                              ---------------
                                    Total Utilities                                           $     9,775,119
-------------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.4%
                                    Specialized REIT -- 0.4%
          1,000,000                 DuPont Fabros Technology LP, 5.875%, 9/15/21              $     1,040,000
                                                                                              ---------------
                                    Total Real Estate                                         $     1,040,000
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------

                                    TOTAL CORPORATE BONDS
                                    (Cost $163,182,748)                                       $   169,536,333
-------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- 8.9%
          3,860,000                 U.S. Treasury Bills, 4/13/17 (c)                          $     3,859,224
          2,100,000                 U.S. Treasury Bills, 4/20/17 (c)                                2,099,278
          1,350,000                 U.S. Treasury Bills, 4/27/17 (c)                                1,349,343
          5,400,000                 U.S. Treasury Bills, 4/6/17 (c)                                 5,399,725
          2,780,000                 U.S. Treasury Bonds, 4.5%, 2/15/36                              3,525,604
          1,665,000         0.93    U.S. Treasury Note, Floating Rate Note, 10/31/17                1,666,738
          6,600,000                 U.S. Treasury Notes, 1.125%, 6/30/21                            6,408,963
-------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost $24,335,131)                                        $    24,308,875
-------------------------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BONDS -- 1.9%
ARS      10,040,000                 Argentine Bonos del Tesoro, 15.5%, 10/17/26               $       678,966
ARS       9,350,000                 Argentine Bonos del Tesoro, 22.75%, 3/5/18                        631,474
BRL       1,909,000                 Brazilian Government International Bond,
                                    10.25%, 1/10/28                                                   619,577
          1,500,000                 Ecuador Government International Bond,
                                    7.95%, 6/20/24                                                  1,410,000
          1,125,000                 Oman Government Bond, 3.875%, 3/8/22 (144A)                     1,137,488
            560,000                 Oman Government Bond, 6.5%, 3/8/47 (144A)                         590,800
-------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN GOVERNMENT BONDS
                                    (Cost $4,912,762)                                         $     5,068,305
-------------------------------------------------------------------------------------------------------------
                                    MUNICIPAL BONDS -- 0.2% (i)
                                    Municipal Development -- 0.1%
            250,000         0.88    Mississippi Business Finance Corp., Floating
                                    Rate Note, 12/1/30                                        $       250,000
-------------------------------------------------------------------------------------------------------------
                                    Higher Municipal Education -- 0.1%
            250,000         0.67    Connecticut State Health & Educational Facility
                                    Authority, Floating Rate Note, 7/1/36                     $       250,000
-------------------------------------------------------------------------------------------------------------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $500,000)                                           $       500,000
-------------------------------------------------------------------------------------------------------------
                                    SENIOR FLOATING RATE LOAN
                                    INTERESTS -- 11.8%**
                                    MATERIALS -- 0.4%
                                    Paper Packaging -- 0.1%
            200,000         6.65    Caraustar Industries, Inc., Term Loan (First
                                    Lien), 3/9/22                                             $       202,000
-------------------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 0.3%
            916,689         3.75    Fortescue Metals Group Ltd., Bank Loan, 6/30/19           $       922,762
                                                                                              ---------------
                                    Total Materials                                           $     1,124,762
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 27

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 1.9%
                                    Aerospace & Defense -- 0.4%
      1,000,000             5.65    The SI Organization, Inc., Term Loan (First
                                    Lien), 11/19/19                                           $     1,015,938
-------------------------------------------------------------------------------------------------------------
                                    Building Products -- 0.2%
        653,188             4.00    Builders Firstsource Inc., Term Loan (First
                                    Lien), 3/29/24                                            $       653,678
-------------------------------------------------------------------------------------------------------------
                                    Construction & Farm Machinery & Heavy
                                    Trucks -- 0.3%
        895,466             5.00    Navistar, Inc., Tranche B Term Loan, 8/7/20               $       907,033
-------------------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 0.5%
      1,314,690             5.23    NN, Inc., Tranche B Term Loan, 10/19/22                   $     1,316,950
-------------------------------------------------------------------------------------------------------------
                                    Trading Companies & Distributors -- 0.5%
      1,315,029             3.73    Univar USA, Inc., Term B-2 Loan, 7/1/22                   $     1,318,317
                                                                                              ---------------
                                    Total Capital Goods                                       $     5,211,916
-------------------------------------------------------------------------------------------------------------
                                    COMMERCIAL SERVICES & SUPPLIES -- 0.8%
                                    Environmental & Facilities Services -- 0.8%
      1,872,605             5.15    Wheelabrator, Term B Loan, 10/15/21                       $     1,892,112
         84,291             5.15    Wheelabrator, Term C Loan, 10/15/21                                85,169
                                                                                              ---------------
                                                                                              $     1,977,281
-------------------------------------------------------------------------------------------------------------
                                    Diversified Support Services -- 0.0%+
         27,972             5.08    IAP Worldwide Services, Inc., Term Loan, 7/18/19          $        26,573
-------------------------------------------------------------------------------------------------------------
                                    Security & Alarm Services -- 0.0%+
         29,624             4.01    Garda World Security Corp., Term B Loan, 11/1/20          $        29,741
         21,585             4.01    Garda World Security Corp., Term B Loan, 11/8/20                   21,670
                                                                                              ---------------
                                                                                              $        51,411
                                                                                              ---------------
                                    Total Commercial Services & Supplies                      $     2,055,265
-------------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.4%
                                    Marine -- 0.4%
        473,785             9.75    Commercial Barge Line Co., Initial Term
                                    Loan, 11/6/20                                             $       440,620
        500,000             6.00    Navios Maritime Partners LP, Term Loan (First
                                    Lien), 9/6/20                                                     495,625
                                                                                              ---------------
                                                                                              $       936,245
                                                                                              ---------------
                                    Total Transportation                                      $       936,245
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 0.7%
                                    Auto Parts & Equipment -- 0.7%
            398,984         5.90    Electrical Components International, Inc.,
                                    Loan, 4/17/21                                             $       402,226
            638,539         4.75    Federal-Mogul Corporation, Tranche C Term, 4/15/21                637,342
            900,735         3.62    Tower Automotive Holdings USA, LLC, Term Loan
                                    (First Lien), 3/6/24                                              900,172
                                                                                              ---------------
                                                                                              $     1,939,740
                                                                                              ---------------
                                    Total Automobiles & Components                            $     1,939,740
-------------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 2.1%
                                    Casinos & Gaming -- 0.4%
          1,000,000         4.85    Scientific Games International, Inc., Initial
                                    Term B-3 Loan, 10/1/21                                    $     1,013,646
-------------------------------------------------------------------------------------------------------------
                                    Leisure Facilities -- 0.4%
          1,155,583         6.00    L.A. Fitness International, LLC, Tranche B Term
                                    Loan (First Lien), 4/25/20                                $     1,166,417
-------------------------------------------------------------------------------------------------------------
                                    Education Services -- 1.3%
            819,651         8.51    Laureate Education, Inc., Series 2021 Extended
                                    Term Loan, 3/23/21                                        $       828,488
          1,836,125         5.00    McGraw-Hill Global Education Holdings LLC,
                                    Term B Loan (First Lien), 5/2/22                                1,819,677
            895,396         4.55    Nord Anglia Education, Initial Term Loan, 3/31/21                 905,190
                                                                                              ---------------
                                                                                              $     3,553,355
                                                                                              ---------------
                                    Total Consumer Services                                   $     5,733,418
-------------------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.6%
                                    Advertising -- 0.4%
            992,327         6.75    Affinion Group, Inc., Tranche B Term Loan, 4/30/18        $       990,068
-------------------------------------------------------------------------------------------------------------
                                    Movies & Entertainment -- 0.2%
            500,000         3.49    Rovi Solutions Corp., Term B Loan, 7/2/21                 $       502,396
                                                                                              ---------------
                                    Total Media                                               $     1,492,464
-------------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.8%
                                    Home Improvement Retail -- 0.5%
          1,196,202         4.50    Apex Tool Group LLC, Term Loan, 2/1/20                    $     1,188,725
-------------------------------------------------------------------------------------------------------------
                                    Automotive Retail -- 0.3%
            870,281         4.61    CWGS Group LLC, Term Loan, 11/3/23                        $       876,808
                                                                                              ---------------
                                    Total Retailing                                           $     2,065,533
-------------------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 0.2%
                                    Food Retail -- 0.2%
            622,792         4.30    Albertsons LLC, 2016-1 Term B-6 Loan, 6/23/23             $       627,268
                                                                                              ---------------
                                    Total Food & Staples Retailing                            $       627,268
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 29

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 0.1%
                                    Packaged Foods & Meats -- 0.1%
            225,000         3.00    Dole Food Company, Inc., Term Loan (First
                                    Lien), 3/23/24                                            $       226,688
                                                                                              ---------------
                                    Total Food, Beverage & Tobacco                            $       226,688
-------------------------------------------------------------------------------------------------------------
                                    HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                                    Personal Products -- 0.4%
          1,000,000         4.48    Revlon Consumer Products Corp., Initial Term B
                                    Loan, 7/22/23                                             $     1,002,083
                                                                                              ---------------
                                    Total Household & Personal Products                       $     1,002,083
-------------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                    Health Care Supplies -- 0.2%
                  1         4.59    Immucor, Inc., 8/19/18                                    $             1
            500,000         4.40    Sterigenics-Nordion Holdings LLC, Initial Term
                                    Loan, 4/27/22                                                     501,875
                                                                                              ---------------
                                                                                              $       501,876
-------------------------------------------------------------------------------------------------------------
                                    Health Care Services -- 0.3%
            465,155         6.50    BioScrip, Inc., Initial Term B Loan, 7/31/20              $       460,213
            279,093         6.50    BioScrip, Inc., Term Loan, 7/31/20                                276,128
                                                                                              ---------------
                                                                                              $       736,341
-------------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 0.2%
            550,000         4.06    Concentra, Inc., Tranche B Term Loan (First
                                    Lien), 5/8/22                                             $       553,781
             20,250         4.50    Select Medical Corp., Term Loan (First Lien), 2/13/24              20,465
                                                                                              ---------------
                                                                                              $       574,246
-------------------------------------------------------------------------------------------------------------
                                    Managed Health Care -- 0.0%+
             19,151        10.25    MMM Holdings, Inc., Term Loan, 10/9/17 (e)                $        18,768
             13,922        10.25    MSO of Puerto Rico, Inc., MSO Term Loan,
                                    12/12/17 (e)                                                       13,644
                                                                                              ---------------
                                                                                              $        32,412
                                                                                              ---------------
                                    Total Health Care Equipment & Services                    $     1,844,875
-------------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.4%
                                    Other Diversified Financial Services -- 0.2%
            639,249         3.79    Fly Funding II Sarl, Loan, 8/9/19                         $       642,712
-------------------------------------------------------------------------------------------------------------
                                    Diversified Capital Markets -- 0.2%
            500,000         3.18    Outfront Media Capital LLC, Term Loan (First
                                    Lien), 3/10/24                                            $       503,906
                                                                                              ---------------
                                    Total Diversified Financials                              $     1,146,618
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                        SOFTWARE & SERVICES -- 1.4%
                                        Application Software -- 1.1%
          1,000,000         7.65        Applied Systems, Inc., Initial Term Loan (Second
                                        Lien), 1/23/22                                        $     1,008,333
          1,160,344         4.79        MA FinanceCo LLC, Initial Tranche B-2 Term
                                        Loan, 11/20/21                                              1,171,015
            745,869         6.40        STG-Fairway Acquisitions, Inc., Term Loan (First
                                        Lien), 6/30/22                                                728,155
                                                                                              ---------------
                                                                                              $     2,907,503
-------------------------------------------------------------------------------------------------------------
                                        Systems Software -- 0.3%
            966,349         5.00        Sybil Software LLC, Initial Dollar Term Loan, 8/3/22  $       974,427
                                                                                              ---------------
                                        Total Software & Services                             $     3,881,930
-------------------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 0.1%
                                        Integrated Telecommunication Services -- 0.1%
             81,768         4.75        Securus Technologies Holdings, Inc., Initial Term
                                        Loan (First Lien), 4/30/20                            $        81,921
            300,000         2.75        SFR Group SA, Term Loan (First Lien), 6/22/25                 299,325
                                                                                              ---------------
                                                                                              $       381,246
                                                                                              ---------------
                                        Total Telecommunication Services                      $       381,246
-------------------------------------------------------------------------------------------------------------
                                        UTILITIES -- 0.8%
                                        Electric Utilities -- 0.8%
          1,000,000         5.00        TPF II Power, LLC, Term Loan, 10/2/21                 $     1,005,875
            228,429         3.73        Vistra Operations Co LLC, Initial Term C Loan, 8/4/23         228,143
            999,068         3.73        Vistra Operations Co LLC, Initial Term Loan, 8/4/23           997,819
                                                                                              ---------------
                                                                                              $     2,231,837
                                                                                              ---------------
                                        Total Utilities                                       $     2,231,837
-------------------------------------------------------------------------------------------------------------
                                        TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                        (Cost $31,521,846)                                    $    31,901,888
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                                        CLOSED-END FUND -- 2.5%
                                        INSURANCE -- 2.5%
                                        Property & Casualty Insurance -- 2.5%
            646,059                     Pioneer ILS Interval Fund (h)                         $     6,725,477
                                                                                              ---------------
                                        Total Insurance                                       $     6,725,477
-------------------------------------------------------------------------------------------------------------
                                        TOTAL CLOSED-END FUND
                                        (Cost $6,700,000)                                     $     6,725,477
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 31

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)(j)         (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    TEMPORARY CASH INVESTMENTS -- 1.0%
                                    Commercial Paper -- 0.3%
            680,000                 ONEOK Partners LP, Commercial Paper, 4/3/17 (c)           $      679,938
-------------------------------------------------------------------------------------------------------------
                                    Certificate of Deposit -- 0.2%
            665,000         1.26    Sumitomo Mitsui, Floating Rate Note, 11/1/16              $      665,022
-------------------------------------------------------------------------------------------------------------
                                    Repurchase Agreements -- 0.5%
          1,350,000                 $1,350,000 ScotiaBank, 0.81%,
                                    dated 3/31/17 plus accrued interest on 4/3/17
                                    collateralized by the following:
                                    $1,365,484 Federal National Mortgage Association
                                    (ARM), 2.38% - 3.047%, 6/1/40 - 10/1/46
                                    $11,609 Federal National Mortgage Association,
                                    3.0% - 4.0%, 2/1/42 - 12/1/46                             $    1,350,000
-------------------------------------------------------------------------------------------------------------
                                    TOTAL TEMPORARY CASH INVESTMENTS
                                    (Cost $2,694,951)                                         $    2,694,960
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Number of                                                             Strike  Expiration
Contracts             Description     Counterparty                    Price   Date
-------------------------------------------------------------------------------------------------------------
                      PUT OPTIONS PURCHASED -- 0.1%
                 90   S & P 500 Index Citigroup Global Markets, Inc.  $2,175  4/21/17         $        10,800
                110   S & P 500 Index Citigroup Global Markets, Inc.   2,250  6/16/17                 195,800
                 90   S & P 500 Index Citigroup Global Markets, Inc.   2,250  5/19/17                  96,300
                                                                                              ---------------
                                                                                              $       302,900
-------------------------------------------------------------------------------------------------------------
                                       TOTAL PUT OPTIONS PURCHASED
                                       (Premiums paid $679,770)                               $      302,900
-------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENT IN SECURITIES -- 99.4%
                                       (Cost $264,190,862) (a)                                $  269,635,594
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Number of                                                             Strike  Expiration
Contracts             Description      Counterparty                   Price   Date
-------------------------------------------------------------------------------------------------------------
                      PUT OPTIONS WRITTEN -- (0.0)%
                (90)  S & P 500 Index  Citigroup Global Markets, Inc. $2,025  4/21/17         $       (4,770)
               (110)  S & P 500 Index  Citigroup Global Markets, Inc.  2,100  6/16/17                (74,250)
                (90)  S & P 500 Index  Citigroup Global Markets, Inc.  2,100  5/19/17                (27,900)
                                                                                              ---------------
                                                                                              $     (106,920)
-------------------------------------------------------------------------------------------------------------
                                    TOTAL PUT OPTIONS WRITTEN
                                    (Premiums received $(262,724))                            $     (106,920)
-------------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS & LIABILITIES -- 0.6%                        $    1,754,320
-------------------------------------------------------------------------------------------------------------
                                    NET ASSETS -- 100.0%                                      $  271,282,994
=============================================================================================================

+                Amount rounds to less than 0.1%.

REIT             Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

(Cat Bond)    Catastrophe or event-linked bond. At March 31, 2017, the value of these securities amounted to $5,272,188 or 1.9% of net assets.

(Perpetual)   Security with no stated maturity date.

REMICS        Real Estate Mortgage Investment Conduits.

(PIK)         Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2017, the value of these securities amounted to $80,916,920 or 29.8% of net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or
              (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $263,539,789 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                                    $ 8,524,756
               Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                                     (2,428,951)
                                                                                             -----------
               Net unrealized appreciation                                                   $ 6,095,805
                                                                                             ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(e)           Security is in default.

(f) Structured reinsurance investment. At March 31, 2017, the value of these securities amounted to $6,307,081 or 2.3% of net assets.
              See Notes to Financial Statements -- Note 1I.

(g)           Rate to be determined.

(h)           Affiliated funds managed by Pioneer Investment Management, Inc.

(i)           Consists of Revenue Bonds unless otherwise indicated.

(j) Principal amounts are denominated in U.S. Dollars unless otherwise noted:

              AUD Australian Dollar

              ARS Argentine Peso

              BRL Brazilian Real

              EUR Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2017 were as follows:

--------------------------------------------------------------------------------
                                                 Purchases          Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                        $ 47,720,976       $ 35,727,703
Other Long-Term Securities                        240,483,485        268,639,654

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 33

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended March 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $1,870,758 and $27,697,888, respectively, which resulted in a net realized gain of $5,305.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT - SELL PROTECTION

----------------------------------------------------------------------------------------------------------------
                                                                                    Premiums
Notional                           Obligation                  Credit    Expiration Received      Unrealized
Principal ($)(1)  Counterparty     Entity/Index       Coupon   Rating(2) Date       (Paid)        Appreciation
----------------------------------------------------------------------------------------------------------------
      30,000,000  Chicago          Markit CDX         5.00%    B+        6/20/22    $2,161,470    $48,530
                  Mercantile       North America
                  Exchange         High Yield Index
----------------------------------------------------------------------------------------------------------------
                                                                                    $2,161,470    $48,530
================================================================================================================

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

----------------------------------------------------------------------------------------------------------------
                                                                                    Premiums      Unrealized
 Notional                          Obligation                  Credit    Expiration Received      Appreciation
 Principal ($)(1) Counterparty     Entity/Index       Coupon   Rating(2) Date       (Paid)        (Depreciation)
----------------------------------------------------------------------------------------------------------------
       3,880,000  Goldman          Markit CDX         5.00%    BBB+      12/20/17   $(454,688)    $532,252
                  Sachs            North America
                  International    Investment
                                   Grade Index
       1,150,000  JPMorgan         Chesapeake         5.00%    B-        6/20/17      (46,000)      58,879
                  Chase            Energy Corp
                  Bank NA
       4,835,000  Goldman          Ally Financial     5.00%    BB+       6/20/22      623,277        8,976
                  Sachs            Inc.
                  International
----------------------------------------------------------------------------------------------------------------
                                                                                    $ 122,589     $600,107
================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

The following is a summary of the inputs used as of March 31, 2017, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------
                                    Level 1          Level 2           Level 3        Total
----------------------------------------------------------------------------------------------------
Convertible Corporate Bonds         $        --      $           8     $        --    $           8
Convertible Preferred Stocks          2,972,754                 --              --        2,972,754
Common Stocks
  Capital Goods
     Industrial Machinery                    --                 --              31               31
Commercial Services & Supplies
  Diversified Support Services               --              4,854              --            4,854
Asset Backed Securities                      --          9,089,493              --        9,089,493
Collateralized Mortgage Obligations          --         16,529,716              --       16,529,716
Corporate Bonds
  Materials
     Steel                                   --          3,190,800              --*       3,190,800
  Diversified Financials
     Other Diversified
         Financial Services                  --          2,792,632       1,063,622        3,856,254
  Insurance
     Reinsurance                             --          4,535,238       7,044,031       11,579,269
  All Other Corporate Bonds                  --        150,910,010              --      150,910,010
U.S. Government and
  Agency Obligations                         --         24,308,875              --       24,308,875
Foreign Government Bonds                     --          5,068,305              --        5,068,305
Municipal Bonds                              --            500,000              --          500,000
Senior Floating Rate Loan Interests          --         31,901,888              --       31,901,888
Closed-End Fund                              --          6,725,477              --        6,725,477
Commercial Paper                             --            679,938              --          679,938
Certificate of Deposit                       --            665,022              --          665,022
Repurchase Agreement                         --          1,350,000              --        1,350,000
Put Options Purchased                   302,900                 --              --          302,900
----------------------------------------------------------------------------------------------------
Total                               $ 3,275,654      $ 258,252,256     $ 8,107,684    $ 269,635,594
====================================================================================================
Other Financial Instruments
Unrealized appreciation on
  credit default swaps              $        --      $     600,107     $        --    $     600,107
Unrealized appreciation on
  centrally cleared credit
  default swaps                              --             48,530              --           48,530
Unrealized appreciation on
  futures contracts                      67,312                 --              --           67,312
Unrealized depreciation on
  futures contracts                    (150,056)                --              --         (150,056)
Unrealized appreciation on
  forward foreign
  currency contracts                         --            199,169              --          199,169
Unrealized depreciation on
  forward foreign
  currency contracts                         --           (294,231)             --         (294,231)
Put options written                    (106,920)                --              --         (106,920)
----------------------------------------------------------------------------------------------------
Total                               $  (189,664)     $     553,575     $        --    $     363,911
====================================================================================================

*   Securities valued at $0

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 35

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------------------------
                                     Convertible
                                     Corporate    Preferred   Common        Corporate
                                     Bonds        Stocks      Stocks        Bonds           Total
--------------------------------------------------------------------------------------------------------
Balance as of 3/31/16                $  12,499    $ 6,250     $     531     $ 9,602,199     $ 9,621,479
Realized gain (loss)(1)                     --         --        24,471         (17,535)          6,936
Change in unrealized
   appreciation (depreciation)(2)           --         --         7,767         945,263         953,030
Purchases                                   --         --            --       6,357,254       6,357,254
Sales                                       --         --       (32,738)     (8,785,778)     (8,818,516)
Transfers in to Level 3*                    --         --            --              --              --
Transfers out of Level 3*              (12,499)        --            --              --         (12,499)
Transfers in and out of
   Level 3 categories**                     --     (6,250)           --           6,250              --
--------------------------------------------------------------------------------------------------------
Balance as of 3/31/17                $      --    $    --     $      31     $ 8,107,653     $ 8,107,684
========================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. The change in the level designation within the fair value hierarchy was due to a change in classification from a Catastrophe Bond to a Sidecar.

* During the year ended March 31, 2017, an investment having a value of $12,499 was transferred from Level 3 to Level 2. The change in the level designation within the fair value hierarchy was due to valuing the security using observable inputs. There were no other transfers between levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments
    still held as of 3/31/17                                                  $481,369
                                                                              ========

The accompanying notes are an integral part of these financial statements.

36 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

Statement of Assets and Liabilities | 3/31/17

ASSETS:
   Investment in securities of unaffiliated issuers, at value (cost $257,490,862)       $ 262,910,117
   Investment in securities of affiliated issuers, at value (cost $6,700,000)               6,725,477
------------------------------------------------------------------------------------------------------
   Total investment in securities, at value (cost $264,190,862)                           269,635,594
   Cash                                                                                     1,342,607
   Foreign currencies, at value (cost $74,947)                                                 75,182
   Restricted cash*                                                                         4,209,236
   Receivables --
      Investment securities sold                                                            2,651,710
      Fund shares sold                                                                      1,543,690
      Interest                                                                              2,470,060
      Dividends                                                                                16,313
   Swap contracts, premiums paid                                                              623,277
   Unrealized appreciation on forward foreign currency contracts                              199,169
   Unrealized appreciation on swap contracts                                                  600,107
   Due from Pioneer Investment Management, Inc.                                               119,635
   Other assets                                                                                40,385
------------------------------------------------------------------------------------------------------
           Total assets                                                                 $ 283,526,965
======================================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                                   $   9,163,393
      Fund shares repurchased                                                                 950,245
      Distributions                                                                           181,289
      Trustee fees                                                                                 40
   Unrealized depreciation on forward foreign currency contracts                              294,231
   Swap contracts, premiums paid                                                              500,688
   Due to broker                                                                              810,000
   Written options (premiums received $262,724)                                               106,920
   Variation margin on futures contracts                                                        3,403
   Variation margin on centrally cleared swap contract                                          5,039
   Due to affiliates                                                                           43,315
   Accrued expenses                                                                           185,408
------------------------------------------------------------------------------------------------------
           Total liabilities                                                            $  12,243,971
======================================================================================================
NET ASSETS:
   Paid-in capital                                                                      $ 317,784,017
   Distributions in excess of net investment income                                        (1,630,788)
   Accumulated net realized loss on investments, foreign currency
      transactions, written options, swap contracts and futures contracts                 (50,942,632)
   Net unrealized appreciation on investments                                               5,444,732
   Net unrealized depreciation on futures contracts                                           (82,744)
   Net unrealized appreciation on written options                                             155,804
   Net unrealized depreciation on forward foreign currency contracts
      and other assets and liabilities denominated in foreign currencies                      (94,032)
   Unrealized appreciation on swap contracts                                                  648,637
------------------------------------------------------------------------------------------------------
           Net assets                                                                   $ 271,282,994
======================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $35,375,313/3,768,027 shares)                                      $        9.39
   Class C (based on $37,510,112/4,008,154 shares)                                      $        9.36
   Class Y (based on $198,397,569/21,050,512 shares)                                    $        9.42
MAXIMUM OFFERING PRICE:
   Class A ($9.39 (divided by) 95.5%)                                                   $        9.83
======================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 37

Statement of Operations

For the Year Ended 3/31/17
INVESTMENT INCOME:
   Interest                                                           $ 15,570,206
   Dividends (including from affiliated issuer of $188,918)                453,153
-----------------------------------------------------------------------------------------------------
          Total investment income                                                       $ 16,023,359
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $  1,866,281
  Transfer agent fees
     Class A                                                                28,122
     Class C                                                                33,639
     Class Y                                                               188,831
  Distribution fees
     Class A                                                               100,755
     Class C                                                               411,223
  Shareholder communications expense                                         7,417
  Administrative expense                                                   108,689
  Custodian fees                                                            58,170
  Registration fees                                                        116,233
  Professional fees                                                         79,098
  Printing expense                                                          37,034
  Fees and expenses of nonaffiliated Trustees                                7,964
  Miscellaneous                                                             78,476
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $  3,121,932
     Less fees waived and expenses reimbursed by Pioneer
         Investment Management, Inc.                                                        (221,459)
-----------------------------------------------------------------------------------------------------
     Net expenses                                                                       $  2,900,473
-----------------------------------------------------------------------------------------------------
         Net investment income                                                          $ 13,122,886
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, WRITTEN OPTIONS, FUTURES CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                      $(11,828,112)
     Swap contracts                                                      7,897,163
     Written options                                                     8,017,472
     Futures contracts                                                     843,096
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               (1,458,918)     $  3,470,701
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments (including from affiliated issuer of $25,477)        $ 16,838,917
     Swap contracts                                                     (2,123,084)
     Written options                                                    (3,400,117)
     Futures contracts                                                     (53,126)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                1,245,142      $ 12,507,732
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, swap contracts, written options, futures contracts and foreign
     currency transactions                                                              $ 15,978,433
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $ 29,101,319
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                  Year Ended       Year Ended
                                                                  3/31/17          3/31/16
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $  13,122,886    $  20,410,503
Net realized gain (loss) on investments, swap
  contracts, written options, futures contracts
  and foreign currency transactions                                   3,470,701      (29,219,798)
Change in net unrealized appreciation (depreciation) on
  investments, swap contracts, written options, futures
  contracts, and foreign currency transactions                       12,507,732           81,040
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                         $  29,101,319    $  (8,728,255)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.58 and $0.39 per share, respectively)           $  (2,480,006)   $  (2,618,684)
      Class C ($0.51 and $0.32 per share, respectively)              (2,238,521)      (1,878,294)
      Class Y ($0.61 and $0.43 per share, respectively)             (12,489,189)     (13,331,860)
      Class Z* ($0.00 and $0.09 per share, respectively)                     --           (1,754)
-------------------------------------------------------------------------------------------------
         Total distributions to shareowners                       $ (17,207,716)   $ (17,830,592)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                      $  86,714,586    $  72,835,334
Reinvestment of distributions                                        13,886,223       14,313,443
Cost of shares repurchased                                         (136,464,160)    (325,894,551)
-------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                  $ (35,863,351)   $(238,745,774)
-------------------------------------------------------------------------------------------------
      Net decrease in net assets                                  $ (23,969,748)   $(265,304,621)
NET ASSETS:
Beginning of year                                                   295,252,742      560,557,363
-------------------------------------------------------------------------------------------------
End of year                                                       $ 271,282,994    $ 295,252,742
-------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
   net investment income                                          $  (1,630,788)   $   1,219,897
=================================================================================================

*   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 39

------------------------------------------------------------------------------------------------------
                                Year Ended        Year Ended           Year Ended       Year Ended
                                3/31/17           3/31/17              3/31/16          3/31/16
                                Shares            Amount               Shares           Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                       1,214,069       $ 11,415,582           1,244,960      $  11,593,608
Reinvestment of distributions       248,351          2,309,664             264,559          2,423,099
Less shares repurchased          (2,956,245)       (27,483,023)         (5,935,740)       (55,248,307)
------------------------------------------------------------------------------------------------------
      Net decrease               (1,493,825)      $(13,757,777)         (4,426,221)     $ (41,231,600)
======================================================================================================
Class C
Shares sold                         522,227       $  4,883,417             438,954      $   4,062,878
Reinvestment of distributions       209,119          1,939,023             179,912          1,634,242
Less shares repurchased          (1,654,198)       (15,310,288)         (3,132,815)       (28,907,096)
------------------------------------------------------------------------------------------------------
      Net decrease                 (922,852)      $ (8,487,848)         (2,513,949)     $ (23,209,976)
======================================================================================================
Class Y
Shares sold                       7,500,358       $ 70,415,587           6,124,396      $  57,175,301
Reinvestment of distributions     1,031,639          9,637,536           1,114,428         10,254,516
Less shares repurchased         (10,048,147)       (93,670,849)        (26,154,979)      (241,550,847)
------------------------------------------------------------------------------------------------------
      Net decrease               (1,516,150)      $(13,617,726)        (18,916,155)     $(174,121,030)
======================================================================================================
Class Z*
Shares sold or exchanged                 --       $         --                 375      $       3,547
Reinvestment of distributions            --                 --                 168              1,586
Less shares repurchased                  --                 --             (20,094)          (188,301)
------------------------------------------------------------------------------------------------------
      Net decrease                       --       $         --             (19,551)     $    (183,168)
======================================================================================================

*   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
                                                                Year         Year         Year        Year       Year
                                                                Ended        Ended        Ended       Ended      Ended
                                                                3/31/17      3/31/16      3/31/15     3/31/14    3/31/13
--------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $  8.99      $  9.54      $  9.94     $  10.04   $  9.63
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.44(a)   $  0.42(a)   $  0.40     $   0.41   $  0.51
   Net realized and unrealized gain (loss) on investments          0.54        (0.58)       (0.47)       (0.12)     0.45
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  0.98      $ (0.16)     $ (0.07)    $   0.29   $  0.96
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $ (0.58)     $ (0.39)     $ (0.33)    $  (0.37)  $ (0.55)
   Net realized gain                                                 --           --           --        (0.02)       --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $ (0.58)     $ (0.39)     $ (0.33)    $  (0.39)  $ (0.55)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  0.40      $ (0.55)     $ (0.40)    $  (0.09)  $  0.41
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  9.39      $  8.99      $  9.54     $   9.94   $ 10.04
==========================================================================================================================
Total return*                                                     11.13%       (1.62)%      (0.71)%       2.95%    10.24%
Ratio of net expenses to average net assets                        1.18%        1.19%        1.14%        1.19%     1.20%
Ratio of net investment income (loss) to average net assets        4.71%        4.52%        3.76%        3.89%     5.05%
Portfolio turnover rate                                             114%          56%          81%          95%       30%
Net assets, end of period (in thousands)                        $35,375      $47,311      $92,376     $161,097   $47,233
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                            1.19%        1.19%        1.14%        1.19%     1.48%
   Net investment income (loss) to average net assets              4.70%        4.52%        3.76%        3.89%     4.77%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 41

--------------------------------------------------------------------------------------------------------------------------
                                                                Year         Year         Year        Year       Year
                                                                Ended        Ended        Ended       Ended      Ended
                                                                3/31/17      3/31/16      3/31/15     3/31/14    3/31/13
--------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                            $  8.97      $  9.51      $  9.92     $ 10.02    $  9.61
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.36(a)   $  0.36(a)   $  0.31     $  0.34    $  0.44
   Net realized and unrealized gain (loss) on investments          0.54        (0.58)       (0.46)      (0.13)      0.45
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  0.90      $ (0.22)     $ (0.15)    $  0.21    $  0.89
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $ (0.51)     $ (0.32)     $ (0.26)    $ (0.29)   $ (0.48)
   Net realized gain                                                 --           --           --       (0.02)        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $ (0.51)     $ (0.32)     $ (0.26)    $ (0.31)   $ (0.48)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  0.39      $ (0.54)     $ (0.41)    $ (0.10)   $  0.41
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  9.36      $  8.97      $  9.51     $  9.92    $ 10.02
==========================================================================================================================
Total return*                                                     10.18%       (2.25)%      (1.58)%      2.19%      9.44%
Ratio of net expenses to average net assets                        1.94%        1.95%        1.90%       1.93%      1.95%
Ratio of net investment income (loss) to average net assets        3.94%        3.86%        3.04%       3.18%      4.29%
Portfolio turnover rate                                             114%          56%          81%         95%        30%
Net assets, end of period (in thousands)                        $37,510      $44,207      $70,793     $91,491    $28,796
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                            1.95%        1.95%        1.90%       1.93%      2.23%
   Net investment income (loss) to average net assets              3.93%        3.86%        3.04%       3.18%      4.01%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

--------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year         Year        Year       Year
                                                              Ended         Ended        Ended       Ended      Ended
                                                              3/31/17       3/31/16      3/31/15     3/31/14    3/31/13
--------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $   9.03      $   9.58     $   9.98    $  10.08   $   9.66
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.47(a)   $   0.46(a)  $   0.41    $   0.44   $   0.55
   Net realized and unrealized gain (loss) on investments         0.53         (0.58)       (0.45)      (0.12)      0.45
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   1.00      $  (0.12)    $  (0.04)   $   0.32   $   1.00
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.61)     $  (0.43)    $  (0.36)   $  (0.40)  $  (0.58)
   Net realized gain                                                --            --           --       (0.02)        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.61)     $  (0.43)    $  (0.36)   $  (0.42)  $  (0.58)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.39      $  (0.55)    $  (0.40)   $  (0.10)  $   0.42
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.42      $   9.03     $   9.58    $   9.98   $  10.08
==========================================================================================================================
Total return*                                                    11.35%        (1.26)%      (0.43)%      3.24%     10.69%
Ratio of net expenses to average net assets                       0.85%         0.85%        0.85%       0.85%      0.85%
Ratio of net investment income (loss) to average net assets       5.01%         4.90%        4.10%       4.24%      5.52%
Portfolio turnover rate                                            114%           56%          81%         95%        30%
Net assets, end of period (in thousands)                      $198,398      $203,736     $397,203    $395,245   $131,013
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                           0.96%         0.96%        0.93%       0.97%      1.21%
   Net investment income (loss) to average net assets             4.90%         4.79%        4.02%       4.12%      5.16%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 43

Notes to Financial Statements |3/31/17

1.  Organization and Significant Accounting Policies

    Pioneer Dynamic Credit Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

    The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class Z shares were converted to Class Y shares on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

    The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

    The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

44 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

A.  Security Valuation

    The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

    Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

    Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

    The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 45

    Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

    Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

    Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

    Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

    Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

    Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

    Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods

46 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At March 31, 2017, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.4% of net assets.

B.  Investment Income and Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 47

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2017, the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At March 31, 2017, the Fund reclassified $1,234,145 to decrease distributions in excess of net investment income and $1,234,145 to increase accumulated net realized loss on investments, foreign currency transactions, written options, swap contracts and futures contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At March 31, 2017, the Fund was permitted to carry forward indefinitely $19,765,650 of short-term losses and $31,317,009 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

48 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

    The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 was as follows:

    ----------------------------------------------------------------------------
                                                        2017               2016
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                              $17,207,716        $17,830,592
    ----------------------------------------------------------------------------
       Total                                     $17,207,716        $17,830,592
    ============================================================================

    The following shows components of distributable earnings on a federal income tax basis at March 31, 2017.

    ----------------------------------------------------------------------------
                                                                           2017
    ----------------------------------------------------------------------------
    Undistributed ordinary income                                  $     41,933
    Capital loss carryforward                                       (51,082,659)
    Current year dividend payable                                      (181,289)
    Unrealized appreciation                                           4,720,992
    ----------------------------------------------------------------------------
       Total                                                       $(46,501,023)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to catastrophe bonds and credit default swaps, the mark-to-market of forward currency, option, interest on defaulted bonds and futures contracts.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $7,780 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2017.

G.  Class Allocations

    Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 49 the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.  Risks

    The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders). The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.  Insurance-Linked Securities (ILS)

    The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the

50 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

    Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2017 was $537,000 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a


                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 51 gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended March 31, 2017 was $10,207,837.

    At March 31, 2017, open futures contracts were as follows:

------------------------------------------------------------------------------------------
                                  Contracts   Settlement                   Unrealized
                                  Long/       Month/                       Appreciation/
Description        Counterparty   (Short)     Year       Value             (Depreciation)
------------------------------------------------------------------------------------------
U.S. 2 Yr Note     Citibank NA      79        6/17       $ 17,099,797      $ (12,344)
U.S. 5 Yr Note     Citibank NA     159        6/17         18,718,524        (30,070)
U.S. Ultra Bond    Citibank NA     (35)       6/17         (5,621,875)        45,554
U.S. 10 Yr Note    Citibank NA     (21)       6/17         (2,615,813)         5,896
U.S. 10 Yr
   Ultra Bond      Citibank NA     (56)       6/17         (7,497,875)        15,862
EURO-BOBL Bond     Citibank NA    (164)       6/17        (23,093,679)      (107,642)
------------------------------------------------------------------------------------------
Total                                                    $ (3,010,921)     $ (82,744)
==========================================================================================

K.  Repurchase Agreements

    Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of March 31, 2017 are listed at the end of the Fund's Schedule of Investments.

L.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the

52 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

    Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 53 margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

    The amount of cash deposited with a broker as collateral at March 31, 2017 was $2,858,747 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

    Open credit default swap contracts at March 31, 2017 are listed in the Schedule of Investments. The average value of swap contracts open during the year ended March 31, 2017 was $1,753,908.

M.  Purchased Options

    The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open for the year ended March 31, 2017 was $742,918. Purchased option contracts outstanding at period end are listed in the Schedule of Investments.

N.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums

54 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of written option contracts open during the year ended March 31, 2017 was $(354,214). Written option contracts outstanding at March 31, 2017 are listed in the Schedule of Investments.

    The Fund held three written options that were open at March 31, 2017. If the options were exercised at March 31, 2017, the maximum amount the Fund would have been required to pay was $262,724.

    Transactions in written options for the year ended March 31, 2017 are summarized as follows:

------------------------------------------------------------------------------------
                                                         Number of      Premiums
                                                         Contracts      Received
------------------------------------------------------------------------------------
Options open at beginning of period                       (3,164)       $(3,744,961)
Options opened                                           (10,804)        (6,238,108)
Options exercised                                          9,864          5,469,082
Options closed                                                --                 --
Options expired                                            3,814          4,251,263
------------------------------------------------------------------------------------
Options open at end of period                               (290)       $  (262,724)
====================================================================================

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the year ended March 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.68% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.20% and 0.85% of the average daily net assets attributable to Class A and Class Y shares. Fees waived and expenses reimbursed during the year ended March 31, 2017 are reflected on the Statement of Operations. These expense

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 55 limitations are in effect through August 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $40,787 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended March 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                  $4,316
 Class C                                                                   2,775
 Class Y                                                                     326
--------------------------------------------------------------------------------
   Total                                                                  $7,417
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,528 in distribution fees payable to PFD at March 31, 2017.

56 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2017, CDSCs in the amount of $1,254 were paid to PFD.

5. Forward Foreign Currency Contracts

At March 31, 2017, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended March 31, 2017 was $(5,883,795).

As of March 31, 2017, outstanding forward foreign currency contracts were as follows:

----------------------------------------------------------------------------------------------------
 Currency                  Currency    In                                   Settlement  Unrealized
 Sold      Deliver         Purchased   Exchange for     Counterparty        Date        Appreciation
----------------------------------------------------------------------------------------------------
 USD         (3,971,648)   GBP              3,167,259   State Street Bank   5/10/2017   $  1,560
                                                        And Trust Co.
 USD           (676,293)   CLP            450,404,333   Bank of             6/9/2017       3,883
                                                        America NA
 EUR           (574,069)   USD                618,720   State Street Bank   4/26/2017      4,785
                                                        And Trust Co.
 USD         (1,350,775)   INR             91,085,433   JP Morgan Chase     6/6/2017      41,363
                                                        Bank NA
 CAD         (5,377,921)   USD              4,097,765   State Street Bank   4/25/2017     49,367
                                                        And Trust Co.
 CLP       (450,404,333)   USD                680,215   State Street Bank   6/9/2017          39
                                                        And Trust Co.
 EUR         (2,435,893)   USD              2,626,821   State Street Bank   4/28/2017     21,530
                                                        And Trust Co.
 NZD         (2,891,760)   USD              2,027,349   State Street Bank   6/30/2017      4,220
                                                        And Trust Co.
 AUD         (1,782,613)   USD              1,367,216   State Street Bank   4/24/2017      4,542
                                                        And Trust Co.
 USD         (1,449,119)   RUB             86,315,065   JP Morgan Chase     6/5/2017      62,171
                                                        Bank NA
 USD           (653,072)   PLN              2,598,145   Brown Brothers      4/18/2017      2,727
                                                        Harriman & Co.
 USD         (1,419,071)   IDR         19,083,949,745   Bank of             6/6/2017       2,982
                                                        America NA
----------------------------------------------------------------------------------------------------
 Total                                                                                  $199,169
====================================================================================================

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 57

------------------------------------------------------------------------------------------------------------
 Currency                       Currency       In                                   Settlement  Unrealized
 Sold           Deliver         Purchased      Exchange for     Counterparty        Date        Depreciation
------------------------------------------------------------------------------------------------------------
 USD                (2,773,774) JPY              306,731,990    State Street Bank   6/06/2017   $ (11,227)
                                                                And Trust Co.
 JPY              (157,484,166) USD                1,363,204    JP Morgan Chase     4/10/2017     (52,020)
                                                                Bank NA
 USD                (2,116,573) KRW            2,355,619,238    JP Morgan Chase     5/15/2017      (5,523)
                                                                Bank NA
 USD                (2,541,752) EUR                2,346,734    State Street Bank   4/28/2017     (31,820)
                                                                And Trust Co.
 USD                (2,012,532) CAD                2,672,881    State Street Bank   4/25/2017        (437)
                                                                And Trust Co.
 GBP                (3,167,390) USD                3,972,864    State Street Bank   5/10/2017        (509)
                                                                And Trust Co.
 USD                  (432,306) EUR                  399,742    Bank of New         4/26/2017      (4,803)
                                                                York Mellon
 KRW            (5,486,340,000) USD                4,776,545    State Street Bank   5/15/2017    (140,183)
                                                                And Trust Co.
 PLN                (2,598,145) USD                  638,420    State Street Bank   4/18/2017     (17,379)
                                                                And Trust Co.
 JPY              (149,322,960) USD                1,314,531    State Street Bank   6/6/2017      (30,330)
                                                                And Trust Co.
------------------------------------------------------------------------------------------------------------
 Total                                                                                          $(294,231)
============================================================================================================

 AUD         Australian Dollar
 CAD           Canadian Dollar
 CLP              Chilean Peso
 EUR                      Euro
 GBP            British Pounds
 IDR         Indonesian Rupiah
 INR              Indian Rupee
 JPY              Japanese Yen
 KRW          South Korean Won
 NZD        New Zealand Dollar
 PLN              Polish Zloty
 RUB             Russian Ruble

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount

58 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2017.

-----------------------------------------------------------------------------------------------
                     Derivative Assets   Derivatives    Non-Cash     Cash         Net Amount
                     Subject to Master   Available for  Collateral   Collateral   of Derivative
 Counterparty        Netting Agreement   Offset         Received (a) Received (a) Assets (b)
-----------------------------------------------------------------------------------------------
 Bank of
   America NA        $   6,865           $        --    $ --         $      --    $     6,865
 Bank of New
   York Mellon              --                    --      --                --             --
 Brown Brothers
   Harriman & Co.        2,727                    --      --                --          2,727
 Goldman Sachs
   International       541,228                    --      --           810,000      1,351,228
 JP Morgan Chase
   Bank NA             162,413               (57,543)     --                --        104,870
 State Street Bank
   And Trust Co.        86,043               (86,043)     --                --             --
-----------------------------------------------------------------------------------------------
 Total               $ 799,276           $  (143,586)   $ --         $ 810,000    $ 1,465,690
===============================================================================================

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 59

---------------------------------------------------------------------------------------------------------------
                       Derivative Liabilities  Derivatives    Non-Cash       Cash               Net Amount
                       Subject to Master       Available for  Collateral     Collateral         of Derivative
 Counterparty          Netting Agreement       Offset         Pledged (a)    Pledged (a)        Liabilities (c)
---------------------------------------------------------------------------------------------------------------
  Bank of
     America NA        $      --               $       --     $--            $--                $     --
  Bank of New
     York Mellon           4,803                       --      --             --                   4,803
  Brown Brothers
     Harriman & Co.           --                       --      --             --                      --
  Goldman Sachs
     International            --                       --      --             --                      --
  JP Morgan Chase
     Bank NA              57,543                  (57,543)     --             --                      --
  State Street Bank
     And Trust Co.       231,885                  (86,043)     --             --                 145,842
---------------------------------------------------------------------------------------------------------------
  Total                $ 294,231               $ (143,586)    $--            $--                $150,645
===============================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging
   Activities:

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

60 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2017 was as follows:

-------------------------------------------------------------------------------------------------------
                                                          Foreign
 Statement of Assets and      Interest     Credit         Exchange          Equity          Commodity
 Liabilities                  Rate Risk    Risk              Rate           Risk            Risk
-------------------------------------------------------------------------------------------------------
 Assets
  Unrealized appreciation
    of forward foreign
    currency contracts        $     --     $     --       $199,169          $--             $--
  Unrealized appreciation
    on futures contracts*       67,312           --             --           --              --
  Unrealized appreciation
    of swap contracts               --      600,107             --           --              --
  Unrealized appreciation
    of centrally cleared
    swap contract                   --       48,530             --           --              --
-------------------------------------------------------------------------------------------------------
  Total Value                 $ 67,312     $648,637       $199,169          $--             $--
=======================================================================================================

*   Reflects unrealized appreciation/depreciation of futures contracts (see
    Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

-------------------------------------------------------------------------------------------------------
                                                          Foreign
 Statement of Assets and      Interest     Credit         Exchange          Equity          Commodity
 Liabilities                  Rate Risk    Risk           Rate              Risk            Risk
-------------------------------------------------------------------------------------------------------
 Liabilities
  Unrealized depreciation
    of forward foreign
    currency contracts        $     --     $--            $294,231          $     --        $--
  Unrealized depreciation
    on futures contracts*      150,056      --                  --                --         --
  Written options                   --      --                  --           106,920         --
-------------------------------------------------------------------------------------------------------
  Total Value                 $150,056     $--            $294,231          $106,920        $--
=======================================================================================================

*   Reflects unrealized appreciation/depreciation of futures contracts (see
    Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 61

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2017 was as follows:

------------------------------------------------------------------------------------------------------
                                                          Foreign
                              Interest     Credit         Exchange          Equity          Commodity
 Statement of Operations      Rate Risk    Risk           Rate Risk         Risk            Risk
------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on
  Swap contracts              $      --    $ 7,897,163    $        --       $        --     $--
  Futures contracts             843,096             --             --                --      --
  Written options                    --             --             --         8,017,472      --
  Forward foreign
    currency contracts**             --             --     (1,369,904)               --      --
------------------------------------------------------------------------------------------------------
  Total Value                 $ 843,096    $ 7,897,163    $(1,369,904)      $ 8,017,472     $--
======================================================================================================
 Change in net unrealized
 appreciation
 (depreciation) on
  Swap contracts              $      --    $(2,123,084)   $        --       $        --     $--
  Futures contracts             (53,126)            --             --                --      --
  Written options                    --             --             --        (3,400,117)     --
  Forward foreign
    currency contracts**             --             --      1,268,336                --      --
------------------------------------------------------------------------------------------------------
  Total Value                 $ (53,126)   $(2,123,084)   $ 1,268,336       $(3,400,117)    $--
======================================================================================================

** Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participated in a facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2017, the Fund had no borrowings under the credit facility.

62 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

9.  Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obligated to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of March 31, 2017, the Fund had the following unfunded loan commitments outstanding:

-----------------------------------------------------------------------------------------
                                                                           Unrealized
                                                                           Appreciation/
 Loan                         Shares         Cost           Value          Depreciation
-----------------------------------------------------------------------------------------
 AMC Entertainment Inc.,
  Bridge Loan                 1,250,000      $1,250,000     $1,250,000     $--
-----------------------------------------------------------------------------------------
 Total                                       $1,250,000     $1,250,000     $--
=========================================================================================

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareowners of Pioneer Dynamic Credit Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Dynamic Credit Fund (the "Fund") (one of the funds constituting Pioneer Series Trust X), as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended March 31, 2014, and 2013, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated May 22, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Dynamic Credit Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 26, 2017

64 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 88.39%.

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees has approved a new investment advisory agreement for the Fund, which will be submitted to the shareholders of the Fund for their approval.

Change in Independent Registered Public Accounting Firm

Deloitte & Touche LLP, the Fund's independent registered public accounting firm, has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it intends to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. The Board will engage a new independent registered public accounting firm for the Fund upon the completion of the Transaction.

During the periods that Deloitte & Touche LLP has served as the Fund's inde-pendent registered public accounting firm, including the Fund's two most recent fiscal years, Deloitte & Touche LLP's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 65

Approval of New and Interim Management Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Dynamic Credit Fund (the Fund) pursuant to an investment management agreement between PIM and the Fund.

PIM is the principal U.S. asset management business of Pioneer Investments, a group of companies owned by Pioneer Global Asset Management S.p.A. ("PGAM"). PGAM is a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"). UniCredit and PGAM have entered into a binding agreement to sell Pioneer Investments, including PIM, to Amundi (the "Transaction"). Upon the consummation of the transaction, PIM will become an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. The closing of the Transaction is expected to happen in 2017.

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") will terminate automatically upon the consummation of the Transaction. In order for PIM to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund must approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement has been submitted to the shareholders of the Fund for their approval at a meeting to be held on June
13, 2017. If the shareholders of the Fund do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between PIM and the Fund (the "Interim Management Agreement") will take effect upon the closing of the Transaction. The Board of Trustees of the Fund also approved the Interim Management Agreement at the March 6-7, 2017 meeting.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for PIM, including Amundi's plans for integration of Pioneer Investments and PIM with its existing asset management businesses and plans for the future development of PIM; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a new independent registered public

66 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of PIM's management and key employees, including compensation and benefits to PIM's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of PIM; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commit-ment to the United States, including the role of PIM in the larger Amundi business.

The Trustees also requested and obtained the following information in connec-tion with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of PIM and its pre- and post-Transaction parent companies, profitability analyses from PIM, and analyses from PIM as to possible economies of scale; (iv) the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. ("PIAM") as compared to that of PIM's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of PIM's and PIAM's institutional accounts, as well as the different services provided by Adviser to the Fund and by PIM and PIAM to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 67 information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with PIM; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of PIM; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of PIM; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of PIM and PIAM, including in the area of institutional asset management, and how that would benefit share-holders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of PIM would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of PIM with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which PIM could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by PIM would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from PIM the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the

68 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by PIM and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund and that are expected to be provided by PIM to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of PIM that are involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer Fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that PIM would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, PIM would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to PIM for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it will be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 69

The Trustees considered that the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that PIM may have access to additional research and portfolio management capabilities as a result of the Transaction and that PIM, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of PIM. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of PIM to remain in their current posi-tions and that they do not currently foresee major changes in the day-to-day investment management operations of PIM as a direct result of the Transaction, or the risk management, legal or compliance services provided by PIM, with respect to the Fund. They further considered the current incentive arrangements for key personnel of PIM that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by PIM after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with PIM on a regular basis.

70 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by PIM and PIAM to institutional and other clients, including publicly offered European funds sponsored by PIM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and PIM's and PIAM's costs in providing services to the other clients and consid-ered the differences in management fees and profit margins for fund and

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 71 non-fund services. In evaluating the fees associated with PIM's and PIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts.
The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, PIM would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with PIM's management of the Fund and PIM's and PIAM's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services to be provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the prof-itability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and PIAM from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connec-tion with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabili-ties and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

72 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

Other Benefits

The Trustees considered the other benefits that PIM enjoys from its relation-ship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, PIM will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for PIM, PIAM and Amundi that derive from PIM's relationships with the Fund, including Amundi's ability to market the services of PIM globally. The Trustees noted that PIM may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of PIM. The Trustees considered that PIM and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by PIM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 73

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

74 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service              Principal Occupation                          Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)         Trustee since 2011.            Private investor (2004 - 2008 and 2013 -      Director, Broadridge
Chairman of the Board        Serves until a successor       present); Chairman (2008 - 2013) and Chief    Financial Solutions, Inc.
and Trustee                  trustee is elected or earlier  Executive Officer (2008 - 2012), Quadriserv,  (investor communications
                             retirement or removal.         Inc. (technology products for securities      and securities processing
                                                            lending industry); and Senior Executive Vice  provider for financial
                                                            President, The Bank of New York (financial    services industry) (2009
                                                            and securities services) (1986 - 2004)        - present); Director,
                                                                                                          Quadriserv, Inc. (2005 -
                                                                                                          2013); and Commissioner,
                                                                                                          New Jersey State Civil
                                                                                                          Service Commission (2011
                                                                                                          - 2015)
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)           Trustee since 2011.            Managing Partner, Federal City Capital        Director of New York
Trustee                      Serves until a successor       Advisors (corporate advisory services         Mortgage Trust
                             trustee is elected or earlier  company) (1997 - 2004 and 2008 - present);    (publicly-traded mortgage
                             retirement or removal.         Interim Chief Executive Officer, Oxford       REIT) (2004 - 2009, 2012
                                                            Analytica, Inc. (privately-held research and  - present); Director of
                                                            consulting company) (2010); Executive Vice    The Swiss Helvetia Fund,
                                                            President and Chief Financial Officer,        Inc. (closed-end fund)
                                                            I-trax, Inc. (publicly traded health care     (2010 - present);
                                                            services company) (2004 - 2007); and          Director of Oxford
                                                            Executive Vice President and Chief Financial  Analytica, Inc. (2008 -
                                                            Officer, Pedestal Inc. (internet-based        present); and Director of
                                                            mortgage trading company) (2000 - 2002);      Enterprise Community
                                                            Private consultant (1995-1997), Managing      Investment, Inc.
                                                            Director, Lehman Brothers (investment         (privately-held
                                                            banking firm) (1992-1995); and Executive, The affordable housing finance
                                                            World Bank (1979-1992)                        company) (1985 - 2010)
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)    Trustee since 2011.            William Joseph Maier Professor of Political   Trustee, Mellon
Trustee                      Serves until a successor       Economy, Harvard University (1972 - present)  Institutional Funds
                             trustee is elected or earlier                                                Investment Trust and
                             retirement or removal.                                                       Mellon Institutional
                                                                                                          Funds Master Portfolio
                                                                                                          (oversaw 17 portfolios in
                                                                                                          fund complex) (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 75

Independent Trustees continued

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                            Other Directorships
Position Held With the Fund  Length of Service               Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)    Trustee since 2011.             Founding Director, Vice President and         None
Trustee                      Serves until a successor        Corporate Secretary, The Winthrop Group,
                             trustee is elected or earlier   Inc. (consulting firm) (1982 - present);
                             retirement or removal.          Desautels Faculty of Management, McGill
                                                             University (1999 - present); and Manager of
                                                             Research Operations and Organizational
                                                             Learning, Xerox PARC, Xerox's advance
                                                             research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)     Trustee since 2011.             President and Chief Executive Officer,        Director of New America
Trustee                      Serves until a successor        Newbury Piret Company (investment banking     High Income Fund, Inc.
                             trustee is elected or earlier   firm) (1981 - present)                        (closed-end investment
                             retirement or removal.                                                        company) (2004 -
                                                                                                           present); and Member,
                                                                                                           Board of Governors,
                                                                                                           Investment Company
                                                                                                           Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014.             Consultant (investment company services)      None
Trustee                      Serves until a successor        (2012 - present); Executive Vice President,
                             trustee is elected or earlier   BNY Mellon (financial and investment company
                             retirement or removal.          services) (1969 - 2012); Director, BNY
                                                             International Financing Corp. (financial
                                                             services) (2002 - 2012); and Director,
                                                             Mellon Overseas Investment Corp. (financial
                                                             services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

76 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                            Other Directorships
Position Held With the Fund  Length of Service               Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*      Trustee since 2014.             Director and Executive Vice President (since  None
Trustee                      Serves until a successor        2008) and Chief Investment Officer, U.S.
                             trustee is elected or earlier   (since 2010) of Pioneer Investment
                             retirement or removal.          Management-USA (PIM-USA); Executive Vice
                                                             President of Pioneer (since 2008); Executive
                                                             Vice President of Pioneer Institutional
                                                             Asset Management, Inc. (since 2009); and
                                                             Portfolio Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 77

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                            Other Directorships
Position Held With the Fund  Length of Service               Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**      Advisory Trustee since 2014.    Chief Investment Officer, 1199 SEIU Funds     Trustee of Pioneer
Advisory Trustee                                             (healthcare workers union pension funds)      closed-end investment
                                                             (2001 - present); Vice President -            companies (5 portfolios)
                                                             International Investments Group, American     (Sept. 2015 - present)
                                                             International Group, Inc. (insurance
                                                             company) (1993 - 2001); Vice President,
                                                             Corporate Finance and Treasury Group,
                                                             Citibank, N.A. (1980 - 1986 and 1990 -
                                                             1993); Vice President - Asset/Liability
                                                             Management Group, Federal Farm Funding
                                                             Corporation (government-sponsored issuer of
                                                             debt securities) (1988 - 1990); Mortgage
                                                             Strategies Group, Shearson Lehman Hutton,
                                                             Inc. (investment bank) (1987 - 1988); and
                                                             Mortgage Strategies Group, Drexel Burnham
                                                             Lambert, Ltd. (investment bank) (1986 -
                                                             1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

78 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                            Other Directorships
Position Held With the Fund  Length of Service               Principal Occupation                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)           Since 2014. Serves at           Chair, Director, CEO and President of         Trustee of Pioneer
President and Chief          the discretion of the Board.    PIM-USA (since September 2014); Chair,        closed-end investment
Executive Officer                                            Director, CEO and President of Pioneer        companies (5 portfolios)
                                                             Investment Management, Inc. (since September  (Sept. 2015 - present)
                                                             2014); Chair, Director, CEO and President of
                                                             Pioneer Funds Distributor, Inc. (since
                                                             September 2014); Chair, Director, CEO and
                                                             President of Pioneer Institutional Asset
                                                             Management, Inc. (since September 2014); and
                                                             Chair, Director, and CEO of Pioneer
                                                             Investment Management Shareholder Services,
                                                             Inc. (since September 2014); Managing
                                                             Director, Morgan Stanley Investment
                                                             Management (2010 - 2013); and Director of
                                                             Institutional Business, CEO of
                                                             International, Eaton Vance Management (2005
                                                             - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)   Since 2011. Serves at           Vice President and Associate General Counsel  None
Secretary and                the discretion of the Board.    of Pioneer since January 2008; Secretary and
Chief Legal Officer                                          Chief Legal Officer of all of the Pioneer
                                                             Funds since June 2010; Assistant Secretary
                                                             of all of the Pioneer Funds from September
                                                             2003 to May 2010; and Vice President and
                                                             Senior Counsel of Pioneer from July 2002 to
                                                             December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2011. Serves at           Fund Governance Director of Pioneer since     None
Assistant Secretary          the discretion of the Board.    December 2006 and Assistant Secretary of all
                                                             the Pioneer Funds since June 2010; Manager -
                                                             Fund Governance of Pioneer from December
                                                             2003 to November 2006; and Senior Paralegal
                                                             of Pioneer from January 2000 to November
                                                             2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)            Since 2011. Serves at           Senior Counsel of Pioneer since May 2013 and  None
Assistant Secretary          the discretion of the Board.    Assistant Secretary of all the Pioneer Funds
                                                             since June 2010; and Counsel of Pioneer from
                                                             June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)         Since 2011. Serves at           Vice President - Fund Treasury of Pioneer;    None
Treasurer and Chief          the discretion of the Board.    Treasurer of all of the Pioneer Funds since
Financial                                                    March 2008; Deputy Treasurer of Pioneer from
and Accounting Officer                                       March 2004 to February 2008; and Assistant
                                                             Treasurer of all of the Pioneer Funds from
                                                             March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 79

Fund Officers continued

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                            Other Directorships
Position Held With the Fund  Length of Service               Principal Occupation                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)        Since 2011. Serves at           Director - Fund Treasury of Pioneer; and      None
Assistant Treasurer          the discretion of the Board.    Assistant Treasurer of all of the Pioneer
                                                             Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)           Since 2011. Serves at           Fund Accounting Manager - Fund Treasury of    None
Assistant Treasurer          the discretion of the Board.    Pioneer; and Assistant Treasurer of all of
                                                             the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)        Since 2011. Serves at           Fund Administration Manager - Fund Treasury   None
Assistant Treasurer          the discretion of the Board.    of Pioneer since November 2008; Assistant
                                                             Treasurer of all of the Pioneer Funds since
                                                             January 2009; and Client Service Manager -
                                                             Institutional Investor Services at State
                                                             Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)         Since 2011. Serves at           Chief Compliance Officer of Pioneer and of    None
Chief Compliance Officer     the discretion of the Board.    all the Pioneer Funds since March 2010;
                                                             Chief Compliance Officer of Pioneer
                                                             Institutional Asset Management, Inc. since
                                                             January 2012; Chief Compliance Officer of
                                                             Vanderbilt Capital Advisors, LLC since July
                                                             2012: Director of Adviser and Portfolio
                                                             Compliance at Pioneer since October 2005;
                                                             and Senior Compliance Officer for Columbia
                                                             Management Advisers, Inc. from October 2003
                                                             to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)         Since 2011. Serves at           Director - Transfer Agency Compliance of      None
Anti-Money                   the discretion of the Board.    Pioneer and Anti-Money Laundering Officer of
Laundering Officer                                           all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

80 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

                          This page is for your notes.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 81

                          This page is for your notes.

82 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

                          This page is for your notes.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/17 83

                          This page is for your notes.

84 Pioneer Dynamic Credit Fund | Annual Report | 3/31/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 25667-05-0517

                Pioneer Fundamental
                Growth Fund

--------------------------------------------------------------------------------
                Annual Report | March 31, 2017
--------------------------------------------------------------------------------

                Ticker Symbols:

                Class A     PIGFX
                Class C     FUNCX
                Class K     PFGKX
                Class R     PFGRX
                Class Y     FUNYX

                [LOGO] PIONEER
                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          24

Notes to Financial Statements                                                 33

Report of Independent Registered Public Accounting Firm                       41

Approval of New and Interim Management Agreements                             44

Trustees, Officers and Service Providers                                      53


                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 1

President's Letter

After an overall strong year for leading market indices in 2016, U.S. markets continued to generate positive returns over the first calendar quarter of 2017, with so-called "risk" assets, such as equities and credit-sensitive bonds, posting solid gains. In the first quarter, U.S. equities, as measured by the Standard & Poor's 500 Index, returned slightly more than 6%, while high-yield securities dominated bond market performance.

The transfer of power in Washington, D.C. in January had little or no effect on the markets in the first quarter, as the post-election momentum we witnessed late in the fourth quarter of 2016 slowed only when oil prices slumped in March, due to both higher-than-expected inventories and concerns over whether OPEC (Organization of Petroleum Exporting Countries) would continue its supply cuts in June. Not even the Federal Reserve System's (the Fed's) highly anticipated rate hike during the month of March, its second in three months, nor Britain's trigger of Article 50 to begin the "Brexit" process caused any dramatic sell-off of risk assets.

While U.S. gross domestic product (GDP) did slow in the first quarter, the expectation is for GDP to accelerate in the second quarter, with a strong consumer leading the way. Pioneer believes the U.S. economy may lead all developed nations in 2017, with GDP growth in excess of 2% for the year. President Trump has proposed decidedly pro-business policies, such as lower taxes, higher infrastructure spending, and less regulation, though we believe the economy may realize the benefits of those policies, if enacted, more so in 2018 than in 2017. Conversely, the effects of the President's potentially restrictive trade policies could offset some of the benefits of the pro-growth fiscal policies.

Even so, we believe solid domestic employment figures should continue to support consumption and the housing market, and that stronger corporate profits and increased government spending may contribute to economic growth in 2018 and beyond. Increasing global Purchasing Manager Indices
(PMIs) suggest that growth in global economies is also improving. (PMIs are used to measure the economic health of the manufacturing sector.)

There are, as always, some risks to our outlook. First, the market already has priced in a good deal of the Trump economic reform platform, and that could lead to near-term disappointment if Congressional follow-through does not happen this year. The future of the Affordable Care Act is another potential concern. The first attempt to repeal/replace it failed, but any new proposed

2 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 legislation will undoubtedly have an effect on the health care sector, one of the largest segments of the US economy. Geopolitical risks, of course, remain a potential headwind, given ongoing strife in the Middle East and renewed tensions on the Korean Peninsula.

While our current outlook is generally optimistic, conditions can and often do change, and while passive investment strategies may have a place in one's overall portfolio, it is our view that all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
March 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 3

Portfolio Management Discussion | 3/31/17

Equities produced healthy, positive results over the 12-month period ended March 31, 2017, led by shares of more economically cyclical companies. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the 12-month period. Mr. Acheson and Mr. Cloonan, both senior vice presidents and portfolio managers at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended March 31, 2017?

A Pioneer Fundamental Growth Fund's Class A shares returned 11.78% at net asset value during the 12-month period ended March 31, 2017, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 15.76%. During the same period, the average return of the 665 mutual funds in Lipper's Large Cap Growth Funds category was 14.55%, and the average return of the 1,454 mutual funds in Morningstar's Large Growth Funds category was 14.85%.

Q How would you describe the investment environment for domestic stocks during the 12-month period ended March 31, 2017?

A Domestic stocks generated relatively modest gains during the first half of the Fund's fiscal year -- from April through September of 2016. Then, a rebound in the energy sector and expectations that short-term interest rates in major industrial nations were likely to remain low combined to drive equity performance, and that environment appeared to continue into October and early November 2016, until the somewhat surprising victory of Republican Donald Trump in the U.S. presidential election.

     Combined with Republicans' success in maintaining control of Congress, the Trump victory, almost overnight, appeared to trigger a sharp rally in stocks. Investors seemed to anticipate that a new Trump administration and the Republican-controlled Congress would push for more business-friendly policies, including greater infrastructure investment, reductions in corporate and individual tax rates, and the deregulation of the economy. Stocks of highly cyclical, often financially leveraged companies, particularly in the financials, materials, and industrials sectors, led the market surge, which continued through the end of 2016. The new market momentum was in large part driven by the premise that inflationary pressures were increasing, a sign of an accelerating economy with rising interest rates, all conditions that would benefit certain types of companies. In this "reflation trade" environment, lower-priced value stocks performed particularly well, while stocks of better-financed, stable growth companies underperformed. The main beneficiaries of this environment were energy companies, banks


4 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 and financial institutions, metals and mining corporations, and producers of industrial machinery and semiconductors. The more defensive parts of the market, such as the consumer staples and health care sectors, lagged over the 12-month period.

     In global markets, optimism improved as the effects of the early-2016 decision by the Chinese government to facilitate more growth and increase corporate lending appeared to take effect, easing earlier fears that more austere policies in China could slow economic growth throughout the world. Elsewhere, the European economy appeared to perform better than expected, despite the "Brexit" referendum result in the United Kingdom in June 2016, when the country's citizens voted to leave the European Union.

     While the equity market's upward momentum persisted over the first three months of 2017, market leadership moved away from stocks of cyclical companies and toward shares of better-financed, quality corporations with histories of more stable profitability and the ability to grow earnings under different types of economic climates.

Q What were the most significant factors that led to the Fund's underperfor-mance of the benchmark Russell Index during the 12-month period ended March 31, 2017?

A Our emphasis in the portfolio on owning shares of higher-quality companies with solid balance sheets and records of stable growth proved to be a handicap during the period, as the "reflation" trade alluded to earlier produced the strongest results in the more cyclical, value-oriented areas of the market, which we tended to de-emphasize. At the same time, the more defensive, stable growth areas of the market, such as health care and consumer staples, underperformed.

     More specifically, the Fund's overweights relative to the Russell Index in health care and consumer staples detracted from benchmark-relative returns during the period, as did a portfolio underweight to the strong-performing information technology sector. In addition, stock selection results in health care detracted the most from the Fund's benchmark-relative returns during the period, while stock selection within information technology was also negative relative to the Russell Index.

     With regard to individual positions, the three most significant detractors from the Fund's benchmark-relative results during the period were all health care-related: CVS Health, Gilead Sciences, and Allergan. CVS, a retail pharmacy chain and institutional pharmacy benefits manager, was the single-largest detractor from the Fund's relative performance, as the company's shares declined after it lost network pharmacy contracts to a rival pharmacy. The Fund's position in biotechnology corporation Gilead Sciences also detracted from benchmark-relative performance when the sales of its

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 5 hepatitis C drugs failed to meet expectations. Meanwhile, drug company Allergan's stock price dropped after its proposed merger with Pfizer fell through. The performance of both Gilead and Allergan also felt the effects of market worries about possible increased government scrutiny and regulation over drug pricing. Finally, in information technology, the Fund's position in Cognizant Technology Solutions detracted from benchmark-relative returns after the company unexpectedly announced a management change in September 2016. Since the original announcement, however, the share price of Cognizant has partially recovered.

     On the positive side, the Fund's most successful investment during the period was a position in media-and-production company Time Warner, owner of HBO and other premium cable channels, and a producer of movies and television programs. Time Warner's share price rose following news of its pending acquisition by AT&T. We think the deal recognizes the value of Time Warner's ability to create and produce interesting content for media distribution. Another top performer in the portfolio during the period was Analog Devices, a semiconductor company that appears to have improved its position even further with the announcement of its pending acquisition of Linear Technology. However, we became concerned about Analog's high stock valuation, and so we sold the holding and redeployed profits to acquire another semiconductor company, Broadcom, which we believed had a more attractive valuation. The Fund's position in IntercontinentaExchange (ICE), which operates several capital market exchanges around the world, including the New York Stock Exchange, was another positive contributor to benchmark-relative performance during the 12-month period. ICE is a well-managed company that has been able to integrate its various acquisitions earlier than planned, while also shifting strategy to place greater emphasis on recurring revenue sources, such as selling subscriptions for its financial data, and having less dependence on more volatile trading volumes. ICE also has been paying down its debt ahead of schedule.

Q Could you discuss some of the changes you made in the Fund's portfolio during the 12-month period ended March 31, 2017?

A Recent additions to the portfolio include technology companies Amphenol, Adobe Systems, and Broadcom. Amphenol specializes in the design and manufacture of connectors used in a wide range of applications, including cable television, cellular communications, data communications, and in aerospace and automotive markets. Adobe Systems dominates the market for creative software and has built up a competitive position that we think is sustainable because of strong network effects and high switching costs. Adobe has shown an ability to produce high returns on its capital; the company also has strong growth prospects and an attractive valuation. Semiconductor firm Broadcom has shown an ability to generate high returns on its investments, and has made it through a series of mergers

6 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 while enhancing its competitive advantages. We think Broadcom's stock is attractively valued and that the company has the potential to increase returns on its growth capital.

     Outside of information technology, new Fund positions include consulting and professional services firm Marsh & McLennan, and building products company Masco. Marsh & McLennan is a global professional services firm that provides insurance brokerage, risk management and consulting, and human resources consulting services. The tightly managed company has shown stable profitability and high returns on growth capital, while building up a strong, loyal customer base that provides a high degree of recurring revenue. Masco manufactures building and home-improvement products, including Delta faucets, the largest-selling faucet brand in the world, and Behr paints.

     We also recently eliminated the Fund's holdings in several companies, including industrial company 3M, which has shown signs of struggling to sustain its growth, and UPS, which we believe has been slow to adapt as the e-commerce economy shifts to more business-to-consumer deliveries. We also think newer entrants to the delivery services market could threaten UPS's position. Earlier in the period, we sold the Fund's positions in technology company EMC after its acquisition by Dell, and cosmetic company Estee Lauder, which we believe to be vulnerable in the changing competitive environment.

Q Did the Fund have any investments in derivative securities during the 12-month period ended March 31, 2017?

A    No, we did not invest the portfolio in any derivatives during the period.

Q    What is your investment outlook?

A Given the equity market's strong recent performance and the currently high stock valuations, we have become rather cautious about near-term opportunities. We think many of the gains in recent months are the result of investors' hopes -- hopes which may or may not be fulfilled.

     In 2017 thus far, we have seen continued evidence of dysfunction in Washington, despite Republican control of both the White House and the Congress. As of the end of March, the new Trump administration had been unable to win congressional support for any major legislation. At the same time, geopolitical risks -- from North Korea to Syria to Russia -- have increased. In addition, the markets are watching closely the results of 2017 national elections in Europe, including those in France, Germany, and the United Kingdom.

     The United States remains highly competitive among world economies, and we believe the strength of the already healthy housing and consumer sectors should help sustain current growth trends. Looking ahead, we think there is

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 7 potential for an acceleration in corporate earnings growth in the U.S. Should the Trump administration win passage of a major tax cut or infrastructure investment legislation, and push further economic deregulation, then economic growth could expand significantly. If major legislative initiatives fail, however - as was the case with health care early in the year - then we believe investor confidence could further deteriorate.

     Interest rates, despite recent monetary tightening by the U.S. Federal Reserve (the Fed), remain low by historical standards, and we think we have begun to see some tentative signs of rising inflationary pressures. That could lead the Fed to tighten monetary policy more aggressively, which could put a brake on the economy. For example, we already have seen evidence of rising wage levels, and any further restrictions on immigration could tighten the labor market and contribute to further wage inflation.

     While we are generally positive about equities, we think high current stock valuations and the heightened geopolitical risks justify a measure of caution. Even though equity markets can show renewed strength at this late point in the growth cycle, we think current conditions may warrant a more conservative positioning in the portfolio, due to the number of risks that hover over the markets.

Please refer to the Schedule of Investments on pages 18-23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

Portfolio Summary | 3/31/17

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         91.4%
International Common Stocks                                                 5.1%
U.S. Government Securities                                                  2.2%
Temporary Cash Investment                                                   1.0%
Municipal Bonds                                                             0.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     30.1%
Consumer Discretionary                                                     22.1%
Health Care                                                                17.2%
Consumer Staples                                                           13.0%
Financials                                                                  7.0%
Industrials                                                                 5.4%
Materials                                                                   2.9%
Energy                                                                      1.9%
Government                                                                  0.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Apple, Inc.                                                            7.03%
--------------------------------------------------------------------------------
 2. Alphabet, Inc.                                                         5.67
--------------------------------------------------------------------------------
 3. Microsoft Corp.                                                        5.43
--------------------------------------------------------------------------------
 4. Amazon.com, Inc.                                                       4.99
--------------------------------------------------------------------------------
 5. Mastercard, Inc.                                                       4.55
--------------------------------------------------------------------------------
 6. The Home Depot, Inc.                                                   4.43
--------------------------------------------------------------------------------
 7. Celgene Corp.                                                          3.83
--------------------------------------------------------------------------------
 8. Time Warner, Inc.                                                      3.78
--------------------------------------------------------------------------------
 9. Thermo Fisher Scientific, Inc.                                         3.41
--------------------------------------------------------------------------------
10. CVS Health Corp.                                                       3.35
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 9

Prices and Distributions |3/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      3/31/17                          3/31/16
--------------------------------------------------------------------------------
           A                        $20.78                           $19.00
--------------------------------------------------------------------------------
           C                        $19.17                           $17.63
--------------------------------------------------------------------------------
           K                        $20.79                           $19.00
--------------------------------------------------------------------------------
           R                        $20.49                           $18.76
--------------------------------------------------------------------------------
           Y                        $20.95                           $19.15
--------------------------------------------------------------------------------

Distributions per Share: 4/1/16-3/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term             Long-Term
         Class          Dividends         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
           A             $0.0564              $--                  $0.3650
--------------------------------------------------------------------------------
           C             $    --              $--                  $0.3650
--------------------------------------------------------------------------------
           K             $0.1283              $--                  $0.3650
--------------------------------------------------------------------------------
           R             $0.0120              $--                  $0.3650
--------------------------------------------------------------------------------
           Y             $0.1140              $--                  $0.3650
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

Performance Update | 3/31/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                        Net         Public        Russell
                        Asset       Offering      1000
                        Value       Price         Growth
Period                  (NAV)       (POP)         Index
--------------------------------------------------------------------------------
10 Years                 9.32%       8.67%         9.13%
5 Years                 12.67       11.34         13.32
1 Year                  11.78        5.35         15.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 3, 2017)
--------------------------------------------------------------------------------
                        Gross       Net
--------------------------------------------------------------------------------
                        1.11%       1.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Fundamental   Russell 1000
                    Growth Fund           Growth Index
3/07                $9,425                $10,000
3/08                $9,648                $ 9,925
3/09                $7,048                $ 6,522
3/10                $9,902                $ 9,767
3/11                $11,014               $11,551
3/12                $12,649               $12,824
3/13                $13,869               $14,117
3/14                $16,803               $17,395
3/15                $19,760               $20,194
3/16                $20,550               $20,702
3/17                $22,970               $23,964

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2018, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 11

Performance Update | 3/31/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                                                  Russell
                                                  1000
                        If          If            Growth
Period                  Held        Redeemed      Index
--------------------------------------------------------------------------------
10 Years                 8.49%       8.49%         9.13%
5 Years                 11.87       11.87         13.32
1 Year                  10.98       10.98         15.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 3, 2017)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.77%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Fundamental   Russell 1000
                    Growth Fund           Growth Index
3/07                $10,000               $10,000
3/08                $10,151               $ 9,925
3/09                $ 7,359               $ 6,522
3/10                $10,251               $ 9,767
3/11                $11,309               $11,551
3/12                $12,890               $12,824
3/13                $14,021               $14,117
3/14                $16,866               $17,395
3/15                $19,701               $20,194
3/16                $20,349               $20,702
3/17                $22,584               $23,964

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

Performance Update | 3/31/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                        Net         Russell
                        Asset       1000
                        Value       Growth
Period                  (NAV)       Index
--------------------------------------------------------------------------------
10 Years                 9.51%       9.13%
5 Years                 13.07       13.32
1 Year                  12.24       15.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 3, 2017)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Fundamental   Russell 1000
                Growth Fund           Growth Index
3/07            $ 5,000,000           $ 5,000,000
3/08            $ 5,119,416           $ 4,962,588
3/09            $ 3,739,943           $ 3,261,213
3/10            $ 5,254,460           $ 4,883,712
3/11            $ 5,844,715           $ 5,775,258
3/12            $ 6,712,157           $ 6,411,945
3/13            $ 7,368,627           $ 7,058,743
3/14            $ 8,961,129           $ 8,697,694
3/15            $10,584,075           $10,097,036
3/16            $11,052,509           $10,351,174
3/17            $12,405,096           $11,982,185

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 13

Performance Update | 3/31/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                        Net         Russell
                        Asset       1000
                        Value       Growth
Period                  (NAV)       Index
--------------------------------------------------------------------------------
10 Years                 9.16%       9.13%
5 Years                 12.34       13.32
1 Year                  11.41       15.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 3, 2017)
--------------------------------------------------------------------------------
                        Gross       Net
--------------------------------------------------------------------------------
                        1.43%       1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Fundamental   Russell 1000
                Growth Fund           Growth Index
3/07            $10,000               $10,000
3/08            $10,239               $ 9,925
3/09            $ 7,480               $ 6,522
3/10            $10,509               $ 9,767
3/11            $11,689               $11,551
3/12            $13,424               $12,824
3/13            $14,675               $14,117
3/14            $17,733               $17,395
3/15            $20,788               $20,194
3/16            $21,557               $20,702
3/17            $24,016               $23,964

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2018, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

Performance Update | 3/31/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                  Net           Russell
                  Asset         1000
                  Value         Growth
Period            (NAV)         Index
--------------------------------------------------------------------------------
10 Years           9.62%         9.13%
5 Years           13.00         13.32
1 Year            12.11         15.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 3, 2017)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.79%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Fundamental   Russell 1000
                Growth Fund           Growth Index
3/07            $ 5,000,000           $ 5,000,000
3/08            $ 5,119,416           $ 4,962,588
3/09            $ 3,739,943           $ 3,261,213
3/10            $ 5,273,044           $ 4,883,712
3/11            $ 5,897,161           $ 5,775,258
3/12            $ 6,798,715           $ 6,411,945
3/13            $ 7,477,990           $ 7,058,743
3/14            $ 9,081,347           $ 8,697,694
3/15            $10,714,353           $10,097,036
3/16            $11,174,555           $10,351,174
3/17            $12,528,143           $11,982,185

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 8, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from October 1, 2016, through March 31, 2017.

--------------------------------------------------------------------------------
Share Class                   A           C          K          R          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 10/1/16
--------------------------------------------------------------------------------
Ending Account            $1,083.03   $1,079.15  $1,085.28  $1,081.23  $1,084.34
Value (after expenses)
on 3/31/17
--------------------------------------------------------------------------------
Expenses Paid             $    5.66   $    9.18  $    3.48  $    7.26  $    4.00
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.09%, 1.77%, 0.67%, 1.40% and 0.77% for Class A, Class C, Class K, Class R, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from October 1, 2016, through March 31, 2017.

--------------------------------------------------------------------------------
Share Class                   A           C          K          R          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 10/1/16
--------------------------------------------------------------------------------
Ending Account            $1,019.50   $1,016.11  $1,021.59  $1,017.95  $1,021.09
Value (after expenses)
on 3/31/17
--------------------------------------------------------------------------------
Expenses Paid             $    5.49   $    8.90  $    3.38  $    7.04  $    3.88
During Period*
--------------------------------------------------------------------------------


* Expenses are equal to the Fund's annualized net expense ratio of 1.09%, 1.77%, 0.67%, 1.40% and 0.77% for Class A, Class C, Class K, Class R, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 17

Schedule of Investments | 3/31/17

----------------------------------------------------------------------------------------------
 Shares                                                                         Value
----------------------------------------------------------------------------------------------
                              COMMON STOCKS -- 97.8%
                              ENERGY -- 1.9%
                              Oil & Gas Equipment & Services -- 0.7%
      473,159                 Schlumberger, Ltd.                                $   36,953,718
----------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 1.2%
    2,758,417                 Cabot Oil & Gas Corp.                             $   65,953,750
                                                                                --------------
                              Total Energy                                      $  102,907,468
----------------------------------------------------------------------------------------------
                              MATERIALS -- 2.9%
                              Specialty Chemicals -- 2.9%
      715,019                 Ecolab, Inc.                                      $   89,620,481
      504,557                 International Flavors & Fragrances, Inc.              66,868,939
                                                                                --------------
                                                                                $  156,489,420
                                                                                --------------
                              Total Materials                                   $  156,489,420
----------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 5.5%
                              Aerospace & Defense -- 4.0%
      938,706                 Raytheon Co.                                      $  143,152,665
      645,048                 United Technologies Corp.                             72,380,836
                                                                                --------------
                                                                                $  215,533,501
----------------------------------------------------------------------------------------------
                              Building Products -- 1.5%
    2,255,025                 Masco Corp.                                       $   76,648,300
                                                                                --------------
                              Total Capital Goods                               $  292,181,801
----------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 1.0%
                              Footwear -- 1.0%
      997,326                 NIKE, Inc. (Class B)                              $   55,580,978
                                                                                --------------
                              Total Consumer Durables & Apparel                 $   55,580,978
----------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 1.9%
                              Restaurants -- 1.9%
    1,758,637                 Starbucks Corp.                                   $  102,686,814
                                                                                --------------
                              Total Consumer Services                           $  102,686,814
----------------------------------------------------------------------------------------------
                              MEDIA -- 6.7%
                              Movies & Entertainment -- 6.7%
    1,382,179                 The Walt Disney Co.                               $  156,725,277
    2,081,077                 Time Warner, Inc.                                    203,342,034
                                                                                --------------
                                                                                $  360,067,311
                                                                                --------------
                              Total Media                                       $  360,067,311
----------------------------------------------------------------------------------------------
                              RETAILING -- 12.5%
                              Internet Retail -- 5.0%
      302,303                 Amazon.com, Inc.*                                 $  268,003,702
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

----------------------------------------------------------------------------------------------
 Shares                                                                         Value
----------------------------------------------------------------------------------------------
                              Apparel Retail -- 1.7%
    1,346,201                 Ross Stores, Inc.                                 $   88,674,260
----------------------------------------------------------------------------------------------
                              Home Improvement Retail -- 4.4%
    1,620,645                 The Home Depot, Inc.                              $  237,959,305
----------------------------------------------------------------------------------------------
                              Automotive Retail -- 1.4%
      286,525                 O'Reilly Automotive, Inc.*                        $   77,315,906
                                                                                --------------
                              Total Retailing                                   $  671,953,173
----------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 3.4%
                              Drug Retail -- 3.4%
    2,293,556                 CVS Health Corp.                                  $  180,044,146
                                                                                --------------
                              Total Food & Staples Retailing                    $  180,044,146
----------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 7.0%
                              Soft Drinks -- 3.1%
    1,469,809                 PepsiCo., Inc.                                    $  164,412,835
----------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 1.6%
      778,345                 The Hershey Co.                                   $   85,034,191
----------------------------------------------------------------------------------------------
                              Tobacco -- 2.3%
    1,995,695                 Reynolds American, Inc.                           $  125,768,699
                                                                                --------------
                              Total Food, Beverage & Tobacco                    $  375,215,725
----------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 2.7%
                              Household Products -- 2.7%
      807,610                 Colgate-Palmolive Co.                             $   59,108,976
      646,192                 Kimberly-Clark Corp.                                  85,058,253
                                                                                --------------
                                                                                $  144,167,229
                                                                                --------------
                              Total Household & Personal Products               $  144,167,229
----------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 2.8%
                              Health Care Equipment -- 2.8%
      355,258                 Edwards Lifesciences Corp.*                       $   33,419,120
    1,443,756                 Medtronic Plc                                        116,308,983
                                                                                --------------
                                                                                $  149,728,103
                                                                                --------------
                              Total Health Care Equipment & Services            $  149,728,103
----------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                              SCIENCES -- 14.5%
                              Biotechnology -- 5.9%
    1,655,163                 Celgene Corp.*                                    $  205,951,932
      965,506                 Gilead Sciences, Inc.*                                65,577,168
      388,649                 Vertex Pharmaceuticals, Inc.*                         42,498,768
                                                                                --------------
                                                                                $  314,027,868
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 19

----------------------------------------------------------------------------------------------
Shares                                                                          Value
----------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 5.2%
      674,717                 Allergan Plc                                      $  161,203,386
      957,402                 Johnson & Johnson                                    119,244,419
                                                                                --------------
                                                                                $  280,447,805
----------------------------------------------------------------------------------------------
                              Life Sciences Tools & Services -- 3.4%
    1,192,870                 Thermo Fisher Scientific, Inc.                    $  183,224,832
                                                                                --------------
                              Total Pharmaceuticals, Biotechnology &
                              Life Sciences                                     $  777,700,505
----------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 3.1%
                              Specialized Finance -- 3.1%
    2,752,730                 Intercontinental Exchange, Inc.                   $  164,805,945
                                                                                --------------
                              Total Diversified Financials                      $  164,805,945
----------------------------------------------------------------------------------------------
                              INSURANCE -- 1.7%
                              Insurance Brokers -- 1.7%
    1,234,664                 Marsh & McLennan Companies, Inc.                  $   91,229,323
                                                                                --------------
                              Total Insurance                                   $   91,229,323
----------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 19.4%
                              Internet Software & Services -- 5.7%
      367,187                 Alphabet, Inc. (Class C)                          $  304,603,648
----------------------------------------------------------------------------------------------
                              IT Consulting & Other Services -- 1.6%
    1,449,193                 Cognizant Technology Solutions Corp.*             $   86,255,967
----------------------------------------------------------------------------------------------
                              Data Processing & Outsourced Services -- 4.6%
    2,174,372                 Mastercard, Inc.                                  $  244,551,619
----------------------------------------------------------------------------------------------
                              Application Software -- 2.1%
      856,697                 Adobe Systems, Inc.*                              $  111,481,981
----------------------------------------------------------------------------------------------
                              Systems Software -- 5.4%
    4,428,506                 Microsoft Corp.                                   $  291,661,405
                                                                                --------------
                              Total Software & Services                         $1,038,554,620
----------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 8.6%
                              Computer Storage & Peripherals -- 7.0%
    2,628,885                 Apple, Inc.                                       $  377,665,619
----------------------------------------------------------------------------------------------
                              Electronic Components -- 1.6%
    1,206,498                 Amphenol Corp.                                    $   85,866,463
                                                                                --------------
                              Total Technology Hardware & Equipment             $  463,532,082
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

----------------------------------------------------------------------------------------------
Shares                                                                          Value
----------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 2.2%
                              Semiconductors -- 2.2%
      547,654                 Broadcom, Ltd.                                    $  119,914,319
                                                                                --------------
                              Total Semiconductors & Semiconductor Equipment    $  119,914,319
----------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $4,143,590,903)                             $5,246,758,962
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)
----------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- 2.3%
   30,000,000                 U.S. Treasury Bills, 4/13/17 (c)                  $   29,993,970
   52,000,000                 U.S. Treasury Bills, 4/20/17 (c)                      51,982,112
   40,195,000                 U.S. Treasury Bills, 4/27/17 (c)                      40,175,425
                                                                                --------------
                                                                                $  122,151,507
----------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $122,148,081)                               $  122,151,507
----------------------------------------------------------------------------------------------
                              MUNICIPAL BONDS -- 0.1%
                              Higher Municipal Education -- 0.0%+
    1,340,000          0.88   Maryland Health & Higher Educational Facilities
                              Authority, Floating Rate Note, 7/1/36             $    1,340,000
----------------------------------------------------------------------------------------------
                              Municipal Medical -- 0.1%
    4,680,000          0.96   Harris County Health Facilities Development
                              Corp., Floating Rate Note, 12/1/41                $    4,680,000
----------------------------------------------------------------------------------------------
                              TOTAL MUNICIPAL BONDS
                              (Cost $6,020,000)                                 $    6,020,000
----------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENTS -- 1.0%
                              Repurchase Agreements -- 1.0%
   31,930,000                 $31,930,000 ScotiaBank, 0.81%, dated 3/31/17
                              plus accrued interest on 4/3/17
                              collateralized by the following:
                              $6,740,630 Freddie Mac Giant, 3.0 - 3.5%,
                              3/1/32-11/1/46
                              $627,532 Federal National Mortgage Association
                              (ARM), 2.698% - 2.755%, 2/1/45-3/1/45
                              $17,171,062 Federal National Mortgage
                              Association, 2.5% - 5.8%, 7/1/23-2/1/47
                              $8,031,574 Government National Mortgage
                              Association, 2.0-4.0%, 3/20/42-11/20/45           $   31,930,000
   10,360,000                 $10,360,000 TD Securities USA LLC, 0.80%,
                              dated 3/31/17 plus accrued interest on 4/3/17
                              collateralized by $10,567,201 Federal National
                              Mortgage Association, 4.0%, 2/1/47                    10,360,000

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 21

----------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                             Value
----------------------------------------------------------------------------------------------
                              Repurchase Agreements (continued)
   12,145,000                 $12,145,000 TD Securities USA LLC, 0.81%,
                              dated 3/31/17 plus accrued interest on 4/3/17
                              collateralized by $12,387,900 Federal National
                              Mortgage Association, 4.0%, 2/1/47                $   12,145,000
                                                                                --------------
                                                                                $   54,435,000
----------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $54,435,000)                                $   54,435,000
----------------------------------------------------------------------------------------------
                              TOTAL INVESTMENT IN SECURITIES -- 101.2%
                              (Cost $4,326,193,984) (a)                         $5,429,365,469
----------------------------------------------------------------------------------------------
                              OTHER ASSETS & LIABILITIES -- (1.2)%              $  (65,196,043)
----------------------------------------------------------------------------------------------
                              NET ASSETS -- 100.0%                              $5,364,169,426
==============================================================================================

*    Non-income producing security.

+    Amount rounds to less than 0.1%.

(a) At March 31, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $4,334,508,100 was as follows:

      Aggregate gross unrealized appreciation for all investments in which
         there is an excess of value over tax cost                           $ 1,129,166,640
      Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value                               (34,309,271)
                                                                             ---------------
      Net unrealized appreciation                                            $ 1,094,857,369
                                                                             ===============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2017, aggregated $2,392,171,615 and $1,006,803,841, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2017, the Fund did not engage in cross trade activity.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

The following is a summary of the inputs used as of March 31, 2017, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------
                          Level 1             Level 2               Level 3     Total
----------------------------------------------------------------------------------------------
Common Stocks             $5,246,758,962      $             --      $   --      $5,246,758,962
U.S. Government and
   Agency Obligations                 --           122,151,507          --         122,151,507
Municipal Bonds                       --             6,020,000          --           6,020,000
Repurchase Agreements                 --            54,435,000          --          54,435,000
----------------------------------------------------------------------------------------------
Total                     $5,246,758,962      $    182,606,507      $   --      $5,429,365,469
==============================================================================================

During the year ended March 31, 2017, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 23

Statement of Assets and Liabilities | 3/31/17

ASSETS:
  Investment in securities (cost $4,326,193,984)                  $5,429,365,469
  Cash                                                                 9,872,499
  Receivables --
     Fund shares sold                                                 17,675,767
     Dividends                                                         3,385,153
     Interest                                                              4,546
  Due from Pioneer Investment Management, Inc.                             8,083
  Other assets                                                           144,363
--------------------------------------------------------------------------------
        Total assets                                              $5,460,455,880
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                              $   75,746,493
     Fund shares repurchased                                          19,389,404
  Due to affiliates                                                      231,593
  Accrued expenses                                                       918,964
--------------------------------------------------------------------------------
        Total liabilities                                         $   96,286,454
================================================================================
NET ASSETS:
  Paid-in capital                                                 $4,200,487,862
  Undistributed net investment income                                  5,307,537
  Accumulated net realized gain on investments                        55,202,542
  Net unrealized appreciation on investments                       1,103,171,485
--------------------------------------------------------------------------------
        Net assets                                                $5,364,169,426
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,205,123,897/57,998,324 shares)             $        20.78
  Class C (based on $465,544,933/24,282,676 shares)               $        19.17
  Class K (based on $376,708,276/18,117,925 shares)               $        20.79
  Class R (based on $117,931,025/5,754,408 shares)                $        20.49
  Class Y (based on $3,198,861,295/152,663,608 shares)            $        20.95
MAXIMUM OFFERING PRICE:
  Class A ($20.78 (divided by) 94.25%)                            $        22.05
================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

Statement of Operations

For the Year Ended 3/31/17

INVESTMENT INCOME:
  Interest                                                         $    407,907
  Dividends                                                          66,643,519
----------------------------------------------------------------------------------------------
         Total investment income                                                  $ 67,051,426
----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $ 27,760,888
  Transfer agent fees
     Class A                                                          1,532,069
     Class C                                                            390,016
     Class K                                                                 24
     Class R                                                            229,049
     Class Y                                                          2,178,659
  Distribution fees
     Class A                                                          2,876,200
     Class C                                                          4,194,312
     Class R                                                            501,485
  Shareholder communications expense                                  1,204,415
  Administrative expense                                              1,441,789
  Custodian fees                                                         58,956
  Registration fees                                                     331,451
  Professional fees                                                     156,597
  Printing expense                                                       59,398
  Fees and expenses of nonaffiliated Trustees                           211,918
  Miscellaneous                                                         151,986
----------------------------------------------------------------------------------------------
     Total expenses                                                               $ 43,279,212
----------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed by Pioneer
         Investment Management, Inc.                                                    (9,852)
----------------------------------------------------------------------------------------------
     Net expenses                                                                 $ 43,269,360
----------------------------------------------------------------------------------------------
         Net investment income                                                    $ 23,782,066
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                                         $156,719,815
  Change in net unrealized appreciation (depreciation)
     on investments                                                               $367,209,601
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                          $523,929,416
----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            $547,711,482
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 25

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                               Year Ended          Year Ended
                                                               3/31/17             3/31/16
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                   $    23,782,066     $   14,197,831
Net realized gain (loss) on investments                            156,719,815          9,980,418
Change in net unrealized appreciation (depreciation)
  on investments                                                   367,209,601        101,973,450
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations     $   547,711,482     $  126,151,699
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.06 and $0.05 per share, respectively)        $    (3,454,370)    $   (2,669,945)
      Class K ($0.13 and $0.12 per share, respectively)             (1,872,933)          (727,413)
      Class R ($0.01 and $0.03 per share, respectively)                (67,393)          (104,862)
      Class Y ($0.11 and $0.11 per share, respectively)            (17,013,709)        (9,253,189)
Net realized gain:
      Class A ($0.37 and $0.78 per share, respectively)            (21,901,386)       (35,186,557)
      Class C ($0.37 and $0.78 per share, respectively)             (8,702,792)       (12,456,231)
      Class K ($0.37 and $0.78 per share, respectively)             (5,095,362)        (4,433,100)
      Class R ($0.37 and $0.78 per share, respectively)             (1,980,050)        (2,395,330)
      Class Y ($0.37 and $0.78 per share, respectively)            (52,838,090)       (63,735,165)
--------------------------------------------------------------------------------------------------
          Total distributions to shareowners                   $  (112,926,085)    $ (130,961,792)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                   $ 2,907,428,317     $1,753,884,150
Reinvestment of distributions                                       95,432,134        115,858,316
Cost of shares repurchased                                      (1,635,411,826)      (747,731,248)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                               $ 1,367,448,625     $1,122,011,218
--------------------------------------------------------------------------------------------------
      Net increase in net assets                               $ 1,802,234,022     $1,117,201,125
NET ASSETS:
Beginning of year                                                3,561,935,404      2,444,734,279
--------------------------------------------------------------------------------------------------
End of year                                                    $ 5,364,169,426     $3,561,935,404
--------------------------------------------------------------------------------------------------
Undistributed net investment income                            $     5,307,537     $    3,952,570
==================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

------------------------------------------------------------------------------------------------
                                 Year Ended     Year Ended         Year Ended    Year Ended
                                 3/31/17        3/31/17            3/31/16       3/31/16
                                 Shares         Amount             Shares        Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                       28,290,513    $   548,519,293     23,003,470   $  435,979,169
Reinvestment of distributions      1,134,495         21,758,157      1,750,351       33,835,338
Less shares repurchased          (23,684,612)      (464,790,618)   (14,297,823)    (271,236,947)
------------------------------------------------------------------------------------------------
      Net increase                 5,740,396    $   105,486,832     10,455,998   $  198,577,560
================================================================================================
Class C
Shares sold                        8,891,081    $   159,283,437      8,598,180   $  151,496,282
Reinvestment of distributions        407,641          7,194,885        561,864       10,079,840
Less shares repurchased           (5,248,783)       (94,992,423)    (2,775,699)     (48,911,523)
------------------------------------------------------------------------------------------------
      Net increase                 4,049,939    $    71,485,899      6,384,345   $  112,664,599
================================================================================================
Class K
Shares sold                       14,720,842    $   287,184,419      3,072,202   $   57,993,315
Reinvestment of distributions        322,783          6,217,263        181,277        3,506,305
Less shares repurchased           (3,862,478)       (75,263,475)    (1,412,076)     (27,182,315)
------------------------------------------------------------------------------------------------
      Net increase                11,181,147    $   218,138,207      1,841,403   $   34,317,305
================================================================================================
Class R
Shares sold                        2,975,998    $    56,835,178      2,856,682   $   53,709,457
Reinvestment of distributions         62,318          1,175,352         90,416        1,726,047
Less shares repurchased           (1,522,340)       (29,269,528)      (685,360)     (12,873,092)
------------------------------------------------------------------------------------------------
      Net increase                 1,515,976    $    28,741,002      2,261,738   $   42,562,412
================================================================================================
Class Y
Shares sold                       94,425,176    $ 1,855,605,990     55,314,333   $1,052,078,724
Reinvestment of distributions      3,046,171         59,086,477      3,422,765       66,710,786
Less shares repurchased          (49,292,166)      (971,095,782)   (20,079,685)    (381,189,190)
------------------------------------------------------------------------------------------------
      Net increase                48,179,181    $   943,596,685     38,657,413   $  737,600,320
================================================================================================
Class Z*
Shares sold or exchanged                  --    $            --        136,232   $    2,627,203
Reinvestment of distributions             --                 --             --               --
Less shares repurchased                   --                 --       (320,712)      (6,338,181)
------------------------------------------------------------------------------------------------
      Net decrease                        --    $            --       (184,480)  $   (3,710,978)
================================================================================================

* Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 27

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                              Year            Year         Year       Year       Year
                                                              Ended           Ended        Ended      Ended      Ended
                                                              3/31/17         3/31/16      3/31/15    3/31/14    3/31/13
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $    19.00      $  19.06     $  16.66   $  14.33   $  13.23
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $     0.08(a)   $   0.07(a)  $   0.06   $   0.06   $   0.07
   Net realized and unrealized gain (loss) on investments           2.13          0.70         2.86       2.95       1.20
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $     2.21      $   0.77     $   2.92   $   3.01   $   1.27
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $    (0.06)     $  (0.05)    $  (0.05)  $  (0.06)  $  (0.06)
   Net realized gain                                               (0.37)        (0.78)       (0.47)     (0.62)     (0.11)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $    (0.43)     $  (0.83)    $  (0.52)  $  (0.68)  $  (0.17)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $     1.78      $  (0.06)    $   2.40   $   2.33   $   1.10
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $    20.78      $  19.00     $  19.06   $  16.66   $  14.33
===========================================================================================================================
Total return*                                                      11.78%         4.00%       17.60%     21.16%      9.64%
Ratio of net expenses to average net assets                         1.09%         1.09%        1.09%      1.08%      1.09%
Ratio of net investment income (loss) to average net assets         0.39%         0.38%        0.38%      0.46%      0.54%
Portfolio turnover rate                                               23%           13%          12%        21%        28%
Net assets, end of period (in thousands)                      $1,205,124      $992,927     $796,689   $644,527   $436,682
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                             1.09%         1.11%        1.13%      1.13%      1.20%
   Net investment income (loss) to average net assets               0.39%         0.36%        0.34%      0.41%      0.43%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

------------------------------------------------------------------------------------------------------------------------------------
                                                             Year              Year             Year         Year        Year
                                                             Ended             Ended            Ended        Ended       Ended
                                                             3/31/17           3/31/16          3/31/15      3/31/14     3/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   17.63         $   17.81        $   15.66    $   13.55   $ 12.57
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   (0.05)(a)(b)  $   (0.05)(a)(b) $   (0.03)   $   (0.04)  $ (0.02)(a)
   Net realized and unrealized gain (loss) on investments         1.96              0.65             2.65         2.77      1.12
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $    1.91         $    0.60        $    2.62    $    2.73   $  1.10
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $      --         $      --        $      --    $      --   $ (0.01)
   Net realized gain                                             (0.37)            (0.78)           (0.47)       (0.62)    (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $   (0.37)        $   (0.78)       $   (0.47)   $   (0.62)  $ (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    1.54         $   (0.18)       $    2.15    $    2.11   $  0.98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   19.17         $   17.63        $   17.81    $   15.66   $ 13.55
====================================================================================================================================
Total return*                                                    10.98%             3.29%           16.81%       20.29%     8.77%
Ratio of net expenses to average net assets                       1.77%             1.77%            1.79%        1.83%     1.91%
Ratio of net investment income (loss) to average net assets      (0.30)%           (0.29)%          (0.32)%      (0.28)%   (0.23)%
Portfolio turnover rate                                             23%               13%              12%          21%       28%
Net assets, end of period (in thousands)                     $ 465,545         $ 356,675        $ 246,593    $ 174,565   $89,299
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 29

-------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year      Year
                                                             Ended        Ended        Ended     Ended     12/20/12 to
                                                             3/31/17      3/31/16      3/31/15   3/31/14   3/31/13
-------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $  19.00     $  19.05     $ 16.64   $ 14.30   $ 13.37
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.16(c)  $   0.15(c)  $  0.16   $  0.06   $  0.03
   Net realized and unrealized gain (loss) on investments        2.13         0.70        2.84      3.01      1.00
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   2.29     $   0.85     $  3.00   $  3.07   $  1.03
-------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.13)    $  (0.12)    $ (0.12)  $ (0.11)  $ (0.10)
   Net realized gain                                            (0.37)       (0.78)      (0.47)    (0.62)       --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.50)    $  (0.90)    $ (0.59)  $ (0.73)  $ (0.10)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   1.79     $  (0.05)    $  2.41   $  2.34   $  0.93
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  20.79     $  19.00     $ 19.05   $ 16.64   $ 14.30
=========================================================================================================================
Total return*                                                   12.24%        4.43%      18.11%    21.61%     7.77%(a)(b)
Ratio of net expenses to average net assets                      0.67%        0.67%       0.69%     0.71%     0.77%**
Ratio of net investment income (loss) to average net assets      0.81%        0.80%       0.81%     0.85%     0.77%**
Portfolio turnover rate                                            23%          13%         12%       21%       28%
Net assets, end of period (in thousands)                     $376,708     $131,813     $97,063   $31,501   $    11
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 7.74%.

(b)  Not annualized.

(c) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

----------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year        Year          Year
                                                             Ended        Ended       Ended         Ended     4/2/12 to
                                                             3/31/17      3/31/16     3/31/15       3/31/14   3/31/13
----------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $  18.76     $ 18.86     $  16.50      $ 14.25   $ 13.34
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.01(d)  $  0.02(d)  $  (0.00)(c)  $  0.01   $  0.06
   Net realized and unrealized gain (loss) on investments        2.10        0.69         2.83         2.94      1.05
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   2.11     $  0.71     $   2.83      $  2.95   $  1.11
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.01)    $ (0.03)    $     --      $ (0.08)  $ (0.09)
   Net realized gain                                            (0.37)      (0.78)       (0.47)       (0.62)    (0.11)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.38)    $ (0.81)    $  (0.47)     $ (0.70)  $ (0.20)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   1.73     $ (0.10)    $   2.36      $  2.25   $  0.91
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  20.49     $ 18.76     $  18.86      $ 16.50   $ 14.25
============================================================================================================================
Total return*                                                   11.41%       3.70%       17.23%       20.84%     8.42%(a)(b)
Ratio of net expenses to average net assets                      1.40%       1.40%        1.40%        1.39%     1.40%**
Ratio of net investment income (loss) to average net assets      0.08%       0.10%        0.05%        0.18%     0.27%**
Portfolio turnover rate                                            23%         13%          12%          21%       28%
Net assets, end of period (in thousands)                     $117,931     $79,519     $ 37,285      $40,703   $ 2,437
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.41%       1.43%        1.52%        1.39%     1.45%**
   Net investment income (loss) to average net assets            0.07%       0.07%       (0.07)%       0.18%     0.21%**
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.41%.

(b)  Not annualized.

(c)  Amount rounds to less than $0.01 or $(0.01) per share.

(d) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 31

-------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year         Year       Year
                                                             Ended          Ended          Ended        Ended      Ended
                                                             3/31/17        3/31/16        3/31/15      3/31/14    3/31/13
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $    19.15     $    19.20     $    16.77   $  14.41   $  13.30
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.14(b)  $     0.13(b)  $     0.10   $   0.10   $   0.10
   Net realized and unrealized gain (loss) on investments          2.14           0.71           2.90       2.97       1.22
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     2.28     $     0.84     $     3.00   $   3.07   $   1.32
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.11)    $    (0.11)    $    (0.10)  $  (0.09)  $  (0.10)
   Net realized gain                                              (0.37)         (0.78)         (0.47)     (0.62)     (0.11)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.48)    $    (0.89)    $    (0.57)  $  (0.71)  $  (0.21)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     1.80     $    (0.05)    $     2.43   $   2.36   $   1.11
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    20.95     $    19.15     $    19.20   $  16.77   $  14.41
===============================================================================================================================
Total return*                                                     12.11%          4.29%         17.98%     21.44%      9.99%(a)
Ratio of net expenses to average net assets                        0.77%          0.79%          0.80%      0.82%      0.81%
Ratio of net investment income (loss) to average net assets        0.71%          0.70%          0.68%      0.72%      0.85%
Portfolio turnover rate                                              23%            13%            12%        21%        28%
Net assets, end of period (in thousands)                     $3,198,861     $2,001,002     $1,263,594   $842,680   $558,383
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 9.96%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

Notes to Financial Statements | 3/31/17

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 33

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for Fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Board of Trustees. PIM's fair valuation team uses fair value

34 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

     At March 31, 2017, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 35

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At March 31, 2017, the Fund reclassified $18,694 to decrease undistributed net investment income and $18,694 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions during the years ended March 31, 2017 and March 31, 2016 were as follows:

     ---------------------------------------------------------------------------
                                                        2017                2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                            $ 22,408,405        $ 14,574,901
     Long-term capital gain                       90,517,680         116,386,891
     ---------------------------------------------------------------------------
          Total                                 $112,926,085        $130,961,792
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2017:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $   13,497,760
     Undistributed long-term capital gain                             55,326,435
     Unrealized appreciation                                       1,094,857,369
     ---------------------------------------------------------------------------
          Total                                                   $1,163,681,564
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on common stock.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $358,299 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2017.

36 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 37 held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended March 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.61% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.09%, 1.40% and 0.83% of the average daily net assets attributable to Class A, Class R, and Class Y shares, respectively. Class C and Class K shares do not have an expense limitation. Fees waived and expenses reimbursed during the year ended March 31, 2017 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $186,268 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing

38 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 phone calls. For the year ended March 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  474,909
Class C                                                                   76,255
Class K                                                                    5,785
Class R                                                                   17,461
Class Y                                                                  630,005
--------------------------------------------------------------------------------
  Total                                                               $1,204,415
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the Plan). Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $45,325 in distribution fees payable to PFD at March 31, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2017, CDSCs in the amount of $136,628 were paid to PFD.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 39

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the fund participated until February 7, 2017 was in the amount of $220 million. Effective February 8, 2017, the Fund participated in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2017, the Fund had no borrowings under the credit facility.

40 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and
the Shareowners of Pioneer Fundamental Growth Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fundamental Growth Fund (the "Fund") (one of the funds constituting Pioneer Series Trust X), as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended March 31, 2014, and 2013, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated May 22, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fundamental Growth Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 26, 2017

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 41

Additional Information (unaudited)

For the year ended March 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2015 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100.00%.

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees has approved a new investment advisory agreement for the Fund, which will be submitted to the shareholders of the Fund for their approval.

Change in Independent Registered Public Accounting Firm

Deloitte & Touche LLP, the Fund's independent registered public accounting firm, has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it intends to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. The Board will engage a new independent registered public accounting firm for the Fund upon the completion of the Transaction.

During the periods that Deloitte & Touche LLP has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Deloitte & Touche LLP's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or

42 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 accounting principles. Further, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 43

Approval of New and Interim Management Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fundamental Growth Fund (the Fund) pursuant to an investment management agreement between PIM and the Fund.

PIM is the principal U.S. asset management business of Pioneer Investments, a group of companies owned by Pioneer Global Asset Management S.p.A. ("PGAM"). PGAM is a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"). UniCredit and PGAM have entered into a binding agreement to sell Pioneer Investments, including PIM, to Amundi (the "Transaction"). Upon the consummation of the transaction, PIM will become an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. The closing of the Transaction is expected to happen in 2017.

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") will terminate automatically upon the consummation of the Transaction. In order for PIM to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund must approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement has been submitted to the shareholders of the Fund for their approval at a meeting to be held on June 13, 2017. If the shareholders of the Fund do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between PIM and the Fund (the "Interim Management Agreement") will take effect upon the closing of the Transaction. The Board of Trustees of the Fund also approved the Interim Management Agreement at the March 6-7, 2017 meeting.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for PIM, including Amundi's plans for integration of Pioneer Investments and PIM with

44 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 its existing asset management businesses and plans for the future development of PIM; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of PIM's management and key employees, including compensation and benefits to PIM's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of PIM; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of PIM in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of PIM and its pre- and post-Transaction parent companies, profitability analyses from PIM, and analyses from PIM as to possible economies of scale; (iv) the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. ("PIAM") as compared to that of PIM's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of PIM's and PIAM's institutional accounts, as well as the different services provided by Adviser to the Fund and by PIM and PIAM to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings,

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 45 they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with PIM; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of PIM; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of PIM; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of PIM and PIAM, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of PIM would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of PIM with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which PIM could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by PIM would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

46 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from PIM the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by PIM and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund and that are expected to be provided by PIM to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of PIM that are involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer Fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that PIM would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, PIM would continue to be responsible for the

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 47 administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to PIM for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it will be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that PIM may have access to additional research and portfolio management capabilities as a result of the Transaction and that PIM, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of PIM. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of PIM to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of PIM as a direct result of the Transaction, or the risk management, legal or compliance services provided by PIM, with respect to the Fund. They further considered the current incentive arrangements for key personnel of PIM that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by PIM after the closing of the Transaction.

48 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund.

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with PIM on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the second quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares as of

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 49

September 30, 2016 was in the third quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by PIM and PIAM to institutional and other clients, including publicly offered European funds sponsored by PIM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and PIM's and PIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with PIM's and PIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, PIM would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with PIM's management of the Fund and PIM's and PIAM's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services to be provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and PIAM from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

50 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that PIM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, PIM will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for PIM, PIAM and Amundi that derive from PIM's relationships with the Fund, including Amundi's ability to market the services of PIM globally. The Trustees noted that PIM may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of PIM. The Trustees considered that PIM and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by PIM as a result of its relationship with the Fund were reasonable.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 51

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

52 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 53

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service              Principal Occupation                          Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)         Trustee since 2006.            Private investor (2004 - 2008 and 2013 -      Director, Broadridge
Chairman of the Board        Serves until a successor       present); Chairman (2008 - 2013) and Chief    Financial Solutions, Inc.
and Trustee                  trustee is elected or earlier  Executive Officer (2008 - 2012), Quadriserv,  (investor communications
                             retirement or removal.         Inc. (technology products for securities      and securities processing
                                                            lending industry); and Senior Executive Vice  provider for financial
                                                            President, The Bank of New York (financial    services industry) (2009
                                                            and securities services) (1986 - 2004)        - present); Director,
                                                                                                          Quadriserv, Inc. (2005 -
                                                                                                          2013); and Commissioner,
                                                                                                          New Jersey State Civil
                                                                                                          Service Commission (2011
                                                                                                          - 2015)
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)           Trustee since 2005.            Managing Partner, Federal City Capital        Director of New York
Trustee                      Serves until a successor       Advisors (corporate advisory services         Mortgage Trust
                             trustee is elected or earlier  company) (1997 - 2004 and 2008 - present);    (publicly-traded mortgage
                             retirement or removal.         Interim Chief Executive Officer, Oxford       REIT) (2004 - 2009, 2012
                                                            Analytica, Inc. (privately-held research and  - present); Director of
                                                            consulting company) (2010); Executive Vice    The Swiss Helvetia Fund,
                                                            President and Chief Financial Officer,        Inc. (closed-end fund)
                                                            I-trax, Inc. (publicly traded health care     (2010 - present);
                                                            services company) (2004 - 2007); and          Director of Oxford
                                                            Executive Vice President and Chief Financial  Analytica, Inc. (2008 -
                                                            Officer, Pedestal Inc. (internet-based        present); and Director of
                                                            mortgage trading company) (2000 - 2002);      Enterprise Community
                                                            Private consultant (1995-1997), Managing      Investment, Inc.
                                                            Director, Lehman Brothers (investment         (privately-held
                                                            banking firm) (1992-1995); and Executive, The affordable housing finance
                                                            World Bank (1979-1992)                        company) (1985 - 2010)
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)    Trustee since 2008.            William Joseph Maier Professor of Political   Trustee, Mellon
Trustee                      Serves until a successor       Economy, Harvard University (1972 - present)  Institutional Funds
                             trustee is elected or earlier                                                Investment Trust and
                             retirement or removal.                                                       Mellon Institutional
                                                                                                          Funds Master Portfolio
                                                                                                          (oversaw 17 portfolios in
                                                                                                          fund complex) (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                            Other Directorships
Position Held With the Fund  Length of Service               Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)    Trustee since 2002.             Founding Director, Vice President and         None
Trustee                      Serves until a successor        Corporate Secretary, The Winthrop Group,
                             trustee is elected or earlier   Inc. (consulting firm) (1982 - present);
                             retirement or removal.          Desautels Faculty of Management, McGill
                                                             University (1999 - present); and Manager of
                                                             Research Operations and Organizational
                                                             Learning, Xerox PARC, Xerox's advance
                                                             research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)     Trustee since 2002.             President and Chief Executive Officer,        Director of New America
Trustee                      Serves until a successor        Newbury Piret Company (investment banking     High Income Fund, Inc.
                             trustee is elected or earlier   firm) (1981 - present)                        (closed-end investment
                             retirement or removal.                                                        company) (2004 -
                                                                                                           present); and Member,
                                                                                                           Board of Governors,
                                                                                                           Investment Company
                                                                                                           Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014.             Consultant (investment company services)      None
Trustee                      Serves until a successor        (2012 - present); Executive Vice President,
                             trustee is elected or earlier   BNY Mellon (financial and investment company
                             retirement or removal.          services) (1969 - 2012); Director, BNY
                                                             International Financing Corp. (financial
                                                             services) (2002 - 2012); and Director,
                                                             Mellon Overseas Investment Corp. (financial
                                                             services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 55

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                            Other Directorships
Position Held With the Fund  Length of Service               Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*      Trustee since 2014.             Director and Executive Vice President (since  None
Trustee                      Serves until a successor        2008) and Chief Investment Officer, U.S.
                             trustee is elected or earlier   (since 2010) of Pioneer Investment
                             retirement or removal.          Management-USA (PIM-USA); Executive Vice
                                                             President of Pioneer (since 2008); Executive
                                                             Vice President of Pioneer Institutional
                                                             Asset Management, Inc. (since 2009); and
                                                             Portfolio Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

56 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                            Other Directorships
Position Held With the Fund  Length of Service               Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**      Advisory Trustee since 2014.    Chief Investment Officer, 1199 SEIU Funds     Trustee of Pioneer
Advisory Trustee                                             (healthcare workers union pension funds)      closed-end investment
                                                             (2001 - present); Vice President -            companies (5 portfolios)
                                                             International Investments Group, American     (Sept. 2015 - present)
                                                             International Group, Inc. (insurance
                                                             company) (1993 - 2001); Vice President,
                                                             Corporate Finance and Treasury Group,
                                                             Citibank, N.A. (1980 - 1986 and 1990 -
                                                             1993); Vice President - Asset/Liability
                                                             Management Group, Federal Farm Funding
                                                             Corporation (government-sponsored issuer of
                                                             debt securities) (1988 - 1990); Mortgage
                                                             Strategies Group, Shearson Lehman Hutton,
                                                             Inc. (investment bank) (1987 - 1988); and
                                                             Mortgage Strategies Group, Drexel Burnham
                                                             Lambert, Ltd. (investment bank) (1986 -
                                                             1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 57

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                            Other Directorships
Position Held With the Fund  Length of Service               Principal Occupation                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)           Since 2014. Serves at           Chair, Director, CEO and President of         Trustee of Pioneer
President and Chief          the discretion of the Board.    PIM-USA (since September 2014); Chair,        closed-end investment
Executive Officer                                            Director, CEO and President of Pioneer        companies (5 portfolios)
                                                             Investment Management, Inc. (since September  (Sept. 2015 - present)
                                                             2014); Chair, Director, CEO and President of
                                                             Pioneer Funds Distributor, Inc. (since
                                                             September 2014); Chair, Director, CEO and
                                                             President of Pioneer Institutional Asset
                                                             Management, Inc. (since September 2014); and
                                                             Chair, Director, and CEO of Pioneer
                                                             Investment Management Shareholder Services,
                                                             Inc. (since September 2014); Managing
                                                             Director, Morgan Stanley Investment
                                                             Management (2010 - 2013); and Director of
                                                             Institutional Business, CEO of
                                                             International, Eaton Vance Management (2005
                                                             - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)   Since 2003. Serves at           Vice President and Associate General Counsel  None
Secretary and                the discretion of the Board.    of Pioneer since January 2008; Secretary and
Chief Legal Officer                                          Chief Legal Officer of all of the Pioneer
                                                             Funds since June 2010; Assistant Secretary
                                                             of all of the Pioneer Funds from September
                                                             2003 to May 2010; and Vice President and
                                                             Senior Counsel of Pioneer from July 2002 to
                                                             December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at           Fund Governance Director of Pioneer since     None
Assistant Secretary          the discretion of the Board.    December 2006 and Assistant Secretary of all
                                                             the Pioneer Funds since June 2010; Manager -
                                                             Fund Governance of Pioneer from December
                                                             2003 to November 2006; and Senior Paralegal
                                                             of Pioneer from January 2000 to November
                                                             2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)            Since 2010. Serves at           Senior Counsel of Pioneer since May 2013 and  None
Assistant Secretary          the discretion of the Board.    Assistant Secretary of all the Pioneer Funds
                                                             since June 2010; and Counsel of Pioneer from
                                                             June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)         Since 2008. Serves at           Vice President - Fund Treasury of Pioneer;    None
Treasurer and Chief          the discretion of the Board.    Treasurer of all of the Pioneer Funds since
Financial                                                    March 2008; Deputy Treasurer of Pioneer from
and Accounting Officer                                       March 2004 to February 2008; and Assistant
                                                             Treasurer of all of the Pioneer Funds from
                                                             March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

58 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                            Other Directorships
Position Held With the Fund  Length of Service               Principal Occupation                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)        Since 2002. Serves at           Director - Fund Treasury of Pioneer; and      None
Assistant Treasurer          the discretion of the Board.    Assistant Treasurer of all of the Pioneer
                                                             Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)           Since 2002. Serves at           Fund Accounting Manager - Fund Treasury of    None
Assistant Treasurer          the discretion of the Board.    Pioneer; and Assistant Treasurer of all of
                                                             the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)        Since 2009. Serves at           Fund Administration Manager - Fund Treasury   None
Assistant Treasurer          the discretion of the Board.    of Pioneer since November 2008; Assistant
                                                             Treasurer of all of the Pioneer Funds since
                                                             January 2009; and Client Service Manager -
                                                             Institutional Investor Services at State
                                                             Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)         Since 2010. Serves at           Chief Compliance Officer of Pioneer and of    None
Chief Compliance Officer     the discretion of the Board.    all the Pioneer Funds since March 2010;
                                                             Chief Compliance Officer of Pioneer
                                                             Institutional Asset Management, Inc. since
                                                             January 2012; Chief Compliance Officer of
                                                             Vanderbilt Capital Advisors, LLC since July
                                                             2012: Director of Adviser and Portfolio
                                                             Compliance at Pioneer since October 2005;
                                                             and Senior Compliance Officer for Columbia
                                                             Management Advisers, Inc. from October 2003
                                                             to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)         Since 2006. Serves at           Director - Transfer Agency Compliance of      None
Anti-Money                   the discretion of the Board.    Pioneer and Anti-Money Laundering Officer of
Laundering Officer                                           all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/17 59

                          This page is for your notes.

60 Pioneer Fundamental Growth Fund | Annual Report | 3/31/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 19341-11-0517

                        Pioneer Multi-Asset
                        Ultrashort Income Fund

--------------------------------------------------------------------------------
                        Annual Report | March 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     MAFRX
                        Class C     MCFRX
                        Class C2    MAUCX
                        Class K     MAUKX
                        Class Y     MYFRX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             12

Prices and Distributions                                                      13

Performance Update                                                            14

Comparing Ongoing Fund Expenses                                               19

Schedule of Investments                                                       21

Financial Statements                                                          94

Notes to Financial Statements                                                103

Report of Independent Registered Public Accounting Firm                      113

Approval of New and Interim Management Agreements                            115

Trustees, Officers and Service Providers                                     124

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 1

President's Letter

After an overall strong year for leading market indices in 2016, U.S. markets continued to generate positive returns over the first calendar quarter of 2017, with so-called "risk" assets, such as equities and credit-sensitive bonds, posting solid gains. In the first quarter, U.S. equities, as measured by the Standard & Poor's 500 Index, returned slightly more than 6%, while high-yield securities dominated bond market performance.

The transfer of power in Washington, D.C. in January had little or no effect on the markets in the first quarter, as the post-election momentum we witnessed late in the fourth quarter of 2016 slowed only when oil prices slumped in March, due to both higher-than-expected inventories and concerns over whether OPEC (Organization of Petroleum Exporting Countries) would continue its supply cuts in June. Not even the Federal Reserve System's (the Fed's) highly anticipated rate hike during the month of March, its second in three months, nor Britain's trigger of Article 50 to begin the "Brexit" process caused any dramatic sell-off of risk assets.

While U.S. gross domestic product (GDP) did slow in the first quarter, the expectation is for GDP to accelerate in the second quarter, with a strong consumer leading the way. Pioneer believes the U.S. economy may lead all developed nations in 2017, with GDP growth in excess of 2% for the year. President Trump has proposed decidedly pro-business policies, such as lower taxes, higher infrastructure spending, and less regulation, though we believe the economy may realize the benefits of those policies, if enacted, more so in 2018 than in 2017. Conversely, the effects of the President's potentially restrictive trade policies could offset some of the benefits of the pro-growth fiscal policies.

Even so, we believe solid domestic employment figures should continue to support consumption and the housing market, and that stronger corporate profits and increased government spending may contribute to economic growth in 2018 and beyond. Increasing global Purchasing Manager Indices (PMIs) suggest that growth in global economies is also improving. (PMIs are used to measure the economic health of the manufacturing sector.)

There are, as always, some risks to our outlook. First, the market already has priced in a good deal of the Trump economic reform platform, and that could lead to near-term disappointment if Congressional follow-through does not happen this year. The future of the Affordable Care Act is another potential concern. The first attempt to repeal/replace it failed, but any new proposed

2 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 legislation will undoubtedly have an effect on the health care sector, one of the largest segments of the US economy. Geopolitical risks, of course, remain a potential headwind, given ongoing strife in the Middle East and renewed tensions on the Korean Peninsula.

While our current outlook is generally optimistic, conditions can and often do change, and while passive investment strategies may have a place in one's overall portfolio, it is our view that all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
March 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 3

Portfolio Management Discussion | 3/31/17

In the following interview, portfolio managers Charles Melchreit, Seth Roman, and Jonathan Sharkey discuss the factors that influenced Pioneer Multi-Asset Ultrashort Income Fund's performance during the 12-month period ended March 31, 2017. Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, Mr. Roman, a vice president and a portfolio manager at Pioneer, and Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the 12-month period ended March 31, 2017?

A Pioneer Multi-Asset Ultrashort Income Fund's Class A shares returned 2.33% at net asset value during the 12-month period ended March 31, 2017, while the Fund's benchmark, the Bank of America Merrill Lynch 3-Month U.S. Dollar LIBOR Index (the BofA ML Index), returned 0.74%. During the same period, the average return of the 125 mutual funds in Lipper's Ultrashort Obligations Funds category was 1.35%, and the average return of the 157 mutual funds in Morningstar's Ultrashort Bond category was 1.61%.

Q How would you describe the market environment for fixed-income investors over the 12-month period ended March 31, 2017?

A The period began in April 2016 against a backdrop of disappointing global economic growth. In the U.S., credit markets received support from the domestic economy's continued, modest progress, and from expectations that the U.S. Federal Reserve (the Fed), after increasing interest rates in December 2015 for the first time in several years, would follow a more elongated trajectory than originally anticipated with respect to rate normalization. U.S. interest rates, in fact, began the period near historical lows and traded within a relatively narrow band over most of the period's first three months.

    In June 2016, the result of a referendum in the United Kingdom, in which citizens voted to exit the European Union, caught the markets off guard. The uncertainty about the ultimate implications of the so-called "Brexit" vote spurred a brief flight-to-safety trade and drove U.S. Treasury yields down even further, while temporarily shaking up the credit-sensitive areas of the market. Markets recovered in a matter of days, however, as investors

4 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 began to put the likely impact of Brexit on global economic growth into perspective. The supportive actions taken by global central banks, as exemplified by moves to negative interest rates in both Europe and Japan, also provided investors with a reason to look past Brexit and re-enter the "risk" trade. In addition, July 2016 saw oil prices stabilize into a range substantially higher than the lows seen at the beginning of 2016, reflecting in part improved sentiment about the Chinese economy and the global demand backdrop. In December 2016, the Fed once again raised the benchmark overnight lending (Federal funds) rate by 25 basis points (bps), to the 0.50% - 0.75% range. (A basis point is equal to 1/100th of a percentage point.) The market had a muted response to the rate hike, though, having anticipated the Fed's move long in advance.

    Credit sentiment and interest rates rose notably after the November 8, 2016, U.S. elections. Investors appeared to anticipate higher levels of both economic growth and inflation going forward in the wake of the election results, which put the Republicans in control of the White House and both houses of Congress. Moreover, the victor in the Presidential race, Donald Trump, had campaigned on a pro-growth economic platform featuring proposals to cut corporate and individual tax rates, increase infrastructure spending, and ease regulatory oversight on the business community. U.S. Treasury yields trended higher across the maturity spectrum over November and December, and economically sensitive, credit-oriented segments of the bond market outperformed. Those trends held up well into 2017, before a dip in oil prices and inflation expectations in March led to a decline in Treasury yields. In addition, the failure of President Trump and the Republican-controlled Congress to pass a plan to replace the Affordable Care Act brought into question the outlook for passage of the rest of the administration's pro-growth economic platform. March 2017 also saw the Fed implement another 25 bps hike in the Federal funds rate, increasing it to the 0.75% - 1.00% target range. The rate increase initially caught the markets off guard, but ultimately came to be seen as the Fed's verifying the favorable economic growth outlook.

    U.S. Treasury rates rose notably over the 12-month period ended March 31, 2017. To illustrate, the two-year Treasury yield rose from 0.73% to 1.27%, the five-year yield rose from 1.21% to 1.93%, and the 10-year yield rose from 1.78% to 2.40%. Over the same period, the three-month London Interbank Offered Rate (LIBOR), a commonly used baseline for loans and securities globally, rose from 0.63% to 1.15%.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 5

Q Can you review your principal strategies in managing the Fund during the 12-month period ended March 31, 2017, and their effects on performance?

A During the period, we continued to maintain a portfolio of investments that seeks to provide income, while also striving to protect shareholders' principal against a rise in market interest rates. Our strategy entailed investing the portfolio in a wide range of mostly high-quality floating-rate securities, and fixed-rate instruments with very short remaining maturities. At period end, well over 90% of the Fund's total investment portfolio was allocated either to floating-rate issues with interest rates tied to a short-term reference rate such as LIBOR, or to fixed-rate issues with less than one-year duration. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

    Unlike many other floating-rate vehicles, we typically invest the Fund's assets with a primary focus on investment-grade asset classes. At the same time, we did seek to have the Fund's performance benefit from credit spreads during the period. In doing so, we sought at all times to maintain the portfolio's broadly diversified* exposure to a number of different spread sectors. (Spread sectors represent non-governmental fixed-income investments with higher yields - at greater risk - than governmental investments.)

    The Fund's net asset value (NAV) rose from $9.92 to $9.99 over the period, supported by a strengthening in prices within the credit-sensitive sectors.

    During the 12-month period, the Fund's outperformance relative to its benchmark, the BofA ML 3-Month U.S. Dollar LIBOR Index, received support from the portfolio's allocations to credit-based areas of the fixed-income market. More specifically, the leading contributor to the Fund's benchmark-relative performance during the period was the portfolio's allocation to floating-rate commercial mortgage-backed securities (CMBS), as improvements in the employment backdrop and consumer sentiment, as well as declining airfares, bolstered the fundamentals for hotels and other leisure properties.

    While the Fund mainly focuses on the investment-grade sectors, we also include below-investment-grade assets in the portfolio in areas where we believe the incremental income available provides an attractive tradeoff between risk and reward. In that vein, the portfolio's allocation to

*   Diversification does not assure a profit nor protect against loss.

6 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 floating-rate, leveraged bank loans was another leading contributor to positive benchmark-relative returns, as credit spreads narrowed over the 12 months and the recovery and stabilization in oil prices aided that segment of the market. We reduced the Fund's loan positions as the period progressed, as new loan issuance is unfavorable from a quality perspective, in our opinion. In addition, many higher-rated loans are trading above par (face value), without call protection. That said, with the recent rise in LIBOR rates, most loans have reset to at least their floor rates, meaning that yields and valuations in the loan market are poised to benefit from any further interest-rate increases. (LIBOR floors ensure that investors in the loans receive some minimum base level of compensation in addition to the credit spread the loan pays.)

    Another positive contributor to the Fund's benchmark-relative returns during the period was a portfolio allocation to event-linked securities ("catastrophe," or cat bonds), which are used by property/casualty insurers and reinsurers looking to mitigate the risk of having to pay claims after a natural disaster. In addition to providing the Fund with incremental income, cat bonds have a very low correlation to other areas of the bond market; therefore, we view the issues as a valuable source of portfolio diversification. (Correlation represents the degree to which assets or asset class prices have moved in relation to one another.) We are careful to extensively diversify the Fund's holdings within the cat bond sector by both the type of peril (for example, hurricanes, floods, and earthquakes), and geographic region. The performance of the cat bonds benefited the Fund's returns as the period saw relatively modest claims activity.

    The portfolio held no positions that detracted materially from the Fund's benchmark-relative performance during the period. While we manage the Fund with a focus on total return, we are mindful that many investors also view the Fund as a source of liquidity in their portfolios. As such, we make sure to maintain significant portfolio liquidity in an effort to help reduce fluctuations in the Fund's NAV.

Q Can you discuss the factors that affected the Fund's income-generation, or yield, during the 12-month period ended March 31, 2017?

A The Fund's income benefited over the period from the increase in short-term LIBOR rates. As noted earlier, throughout the period the bulk of the Fund's investments were in floating-rate issues with interest rates tied to LIBOR, or another short-term reference rate.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 7

    U.S. regulators, increasingly focused on the "shadow banking system," set October 14, 2016, as a deadline for non-government money market funds to meet new guidelines regarding floating net asset values and redemption gates. The impending change caused many money market fund complexes to transform prime money market funds into government funds. That activity sparked an increase in LIBOR rates beginning in mid-June 2016, thus benefiting holders of floating-rate securities, given that the payouts for a majority of floating-rate instruments have benchmarks to the one-month or three-month LIBOR. LIBOR rates also rose over the course of the period due to anticipation of the Fed ramping-up its monetary tightening process by increasing the overnight lending rate.

Q Did you use any derivative strategies in managing the Fund during the 12-month period ended March 31, 2017?

A   No. The Fund had no exposure to derivatives during the period.

Q What is your assessment of the current investment climate for the Fund, and how have you positioned the Fund's portfolio based on that view?

A We believe that conditions remain supportive of credit-sector fundamentals, as reflected in strong economic data releases around such areas as manufacturing and employment. Measures of business and consumer confidence have moved higher as well. The Fund's fiscal year ended amidst significant uncertainty regarding the prospects for the implementation of some aspects of President Trump's pro-growth agenda. However, in our view, the ongoing environment of moderate growth and contained inflation underpinned the recent rally in risk assets as much or more than the market's anticipation of the new administration's economic proposals.

    Of course, there are reasons for caution with respect to the credit market outlook. Upcoming elections in Europe, most imminently in France, feature populist parties running on anti-globalization, anti-trade platforms. The degree to which these parties achieve electoral success would represent a threat to the stability of the world's largest trading block, and to sentiment among global risk investors. Geopolitics aside, market valuations are notably higher and spreads notably tighter following the extended period of outperformance by credit-oriented assets.

8 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

    Given current conditions, we have increased the Fund's liquidity and are maintaining relatively low exposure to changing spreads within the portfolio's core, credit-oriented allocation.

    As always, we are taking care not to assume any risk for which the Fund is not seeking adequate compensation. While the portfolio's sector allocations will shift around the margins to reflect our view of relative risk and reward, the Fund's portfolio continues to be broadly diversified with respect to its allocation across asset categories.

    In all investment environments, however, we will continue to seek to provide shareholders with higher income than cash vehicles, albeit with additional risk, while striving to provide protection against any future rise in market interest rates. (Please note that the Fund is not a money market fund.)

Please refer to the Schedule of Investments on pages 21-93 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Multi-Asset Ultrashort Income Fund ("The Fund") has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds may utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 9

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctu-ating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

10 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Pioneer normally seeks to avoid receiving material, non-public information.

Pioneer Multi-Asset Ultrashort Income Fund is not a money market fund.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 11

Portfolio Summary | 3/31/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Asset Backed Securities                                                    27.8%
Collateralized Mortgage Obligations                                        24.5%
U.S. Corporate Bonds                                                       19.2%
U.S. Government Securities                                                  9.2%
International Corporate Bonds                                               9.1%
Senior Secured Loans                                                        5.0%
Temporary Cash Investments                                                  4.8%
Municipal Bonds                                                             0.4%

* Includes investments in Insurance Linked Securities totaling 5.6% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. U.S. Treasury Notes, Floating Rate Note, 10/31/17                               1.54%
-----------------------------------------------------------------------------------------
 2. U.S. Treasury Notes, Floating Rate Note, 1/31/19                                1.51
-----------------------------------------------------------------------------------------
 3. U.S. Treasury Notes, Floating Rate Note, 7/31/18                                1.48
-----------------------------------------------------------------------------------------
 4. U.S. Treasury Notes, Floating Rate Note, 10/31/18                               1.47
-----------------------------------------------------------------------------------------
 5. U.S. Treasury Notes, Floating Rate Note, 1/31/18                                1.47
-----------------------------------------------------------------------------------------
 6. U.S. Treasury Notes, Floating Rate Note, 4/30/18                                1.46
-----------------------------------------------------------------------------------------
 7. Everglades Re, Ltd., Floating Rate Note, 4/28/17 (Cat Bond) (144A)              0.57
-----------------------------------------------------------------------------------------
 8. U.S. Treasury Bill, 4/13/17                                                     0.50
-----------------------------------------------------------------------------------------
 9. Government National Mortgage Association REMICS, Floating Rate Note, 1/20/47    0.45
-----------------------------------------------------------------------------------------
10. Federal National Mortgage Association, Floating Rate Note, 2/25/38              0.33
-----------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

12 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

Prices and Distributions | 3/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         3/31/17                         3/31/16
--------------------------------------------------------------------------------
          A                            $9.99                           $9.92
--------------------------------------------------------------------------------
          C                            $9.97                           $9.91
--------------------------------------------------------------------------------
          C2                           $9.97                           $9.91
--------------------------------------------------------------------------------
          K                            $9.99                           $9.93
--------------------------------------------------------------------------------
          Y                            $9.99                           $9.93
--------------------------------------------------------------------------------

Distributions per Share: 4/1/16-3/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Short-Term            Long-Term
         Class            Dividends         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
          A                $0.1699              $ --                  $ --
--------------------------------------------------------------------------------
          C                $0.1379              $ --                  $ --
--------------------------------------------------------------------------------
          C2               $0.1376              $ --                  $ --
--------------------------------------------------------------------------------
          K                $0.1913              $ --                  $ --
--------------------------------------------------------------------------------
          Y                $0.1821              $ --                  $ --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-18.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 13

Performance Update | 3/31/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                                                               BofA ML
                           Net             Public              U.S. Dollar
                           Asset           Offering            3-Month
                           Value           Price               LIBOR
Period                     (NAV)           (POP)               Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                  1.34%            0.90%              0.39%
5 Years                    1.29             0.77               0.40
1 Year                     2.43            (0.08)              0.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           0.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset            BofA ML U.S.
                   Ultrashort Income              Dollar 3-Month
                   Fund                           LIBOR Index
4/11               $ 9,750                        $10,000
3/12               $ 9,891                        $10,032
3/13               $10,103                        $10,075
3/14               $10,196                        $10,103
3/15               $10,252                        $10,126
3/16               $10,294                        $10,159
3/17               $10,544                        $10,234

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 2.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

Performance Update | 3/31/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                                                               BofA ML
                                                               U.S. Dollar
                                                               3-Month
                           If              If                  LIBOR
Period                     Held            Redeemed            Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                  0.91%           0.91%               0.39%
5 Years                    0.92            0.92                0.40
1 Year                     2.00            2.00                0.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           0.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset            BofA ML U.S.
                   Ultrashort Income              Dollar 3-Month
                   Fund                           LIBOR Index
4/11               $10,000                        $10,000
3/12               $10,082                        $10,032
3/13               $10,243                        $10,075
3/14               $10,298                        $10,103
3/15               $10,333                        $10,126
3/16               $10,345                        $10,159
3/17               $10,552                        $10,234

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 15

Performance Update | 3/31/17                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                                                               BofA ML
                                                               U.S. Dollar
                                                               3-Month
                           If              If                  LIBOR
Period                     Held            Redeemed            Index
--------------------------------------------------------------------------------
Life-of-Fund
(4/29/11)                  0.91%           0.91%               0.39%
5 Years                    0.91            0.91                0.40
1 Year                     2.00            2.00                0.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           0.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset            BofA ML U.S.
                   Ultrashort Income              Dollar 3-Month
                   Fund                           LIBOR Index
4/11               $10,000                        $10,000
3/12               $10,082                        $10,032
3/13               $10,243                        $10,075
3/14               $10,297                        $10,103
3/15               $10,331                        $10,126
3/16               $10,342                        $10,159
3/17               $10,549                        $10,234

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percentage change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

Performance Update | 3/31/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                                           BofA ML
                           Net             U.S. Dollar
                           Asset           3-Month
                           Value           LIBOR
Period                     (NAV)           Index
--------------------------------------------------------------------------------
Life-of-Fund
(4/29/11)                  1.50%           0.39%
5 Years                    1.47            0.40
1 Year                     2.55            0.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           0.42%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Multi-Asset            BofA ML U.S.
                   Ultrashort Income              Dollar 3-Month
                   Fund                           LIBOR Index
4/11               $5,000,000                     $5,000,000
3/12               $5,074,193                     $5,016,143
3/13               $5,185,973                     $5,037,507
3/14               $5,246,391                     $5,051,252
3/15               $5,290,155                     $5,063,025
3/16               $5,323,885                     $5,079,487
3/17               $5,459,537                     $5,116,913

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 17

Performance Update | 3/31/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                                           BofA ML
                           Net             U.S. Dollar
                           Asset           3-Month
                           Value           LIBOR
Period                     (NAV)           Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                  1.50%           0.39%
5 Years                    1.42            0.40
1 Year                     2.46            0.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2016)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           0.51%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Multi-Asset            BofA ML U.S.
                   Ultrashort Income              Dollar 3-Month
                   Fund                           LIBOR Index
4/11               $5,000,000                     $5,000,000
3/12               $5,089,498                     $5,016,143
3/13               $5,208,889                     $5,037,507
3/14               $5,260,398                     $5,051,252
3/15               $5,302,158                     $5,063,025
3/16               $5,331,017                     $5,079,487
3/17               $5,461,860                     $5,116,913

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

18 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on actual returns from October 1, 2016, through March 31, 2017.

----------------------------------------------------------------------------------------
Share Class                A            C              C2           K             Y
----------------------------------------------------------------------------------------
Beginning Account      $1,000.00    $1,000.00      $1,000.00     $1,000.00     $1,000.00
Value on 10/1/16
----------------------------------------------------------------------------------------
Ending Account Value   $1,010.36    $1,007.71      $1,007.71     $1,010.44     $1,009.86
(after expenses)
on 3/31/17
----------------------------------------------------------------------------------------
Expenses Paid          $    3.06    $    4.66      $    4.66     $    2.11     $    2.51
During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.61%, 0.93%, 0.93%, 0.42% and 0.50% for Class A, Class C, Class C2, Class K, and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2016, through March 31, 2017.

----------------------------------------------------------------------------------------
Share Class                A            C              C2           K             Y
----------------------------------------------------------------------------------------
Beginning Account      $1,000.00    $1,000.00      $1,000.00     $1,000.00     $1,000.00
Value on 10/1/16
----------------------------------------------------------------------------------------
Ending Account Value   $1,021.89    $1,020.29      $1,020.29     $1,022.84     $1,022.44
(after expenses)
on 3/31/17
----------------------------------------------------------------------------------------
Expenses Paid          $    3.07    $    4.68      $    4.68     $    2.12     $    2.52
During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.61%, 0.93%, 0.93%, 0.42% and 0.50% for Class A, Class C, Class C2, Class K, and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

20 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

Schedule of Investments | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- 28.4%
                                    ENERGY -- 0.7%
                                    Oil & Gas Exploration & Production -- 0.7%
     4,543,471                      AXIS Equipment Finance Receivables IV LLC,
                                    2.21%, 11/20/21 (144A)                                    $   4,517,972
       686,700                      DT Auto Owner Trust 2016-2, 1.73%, 8/15/19 (144A)               686,908
     2,737,424                      GCAT 2015-2, 3.75%, 7/25/20 (Step) (144A)                     2,739,157
     6,800,000          1.73        Master Credit Card Trust II Series 2016-1, Floating
                                    Rate Note, 9/23/19 (144A)                                     6,825,876
     3,000,000          2.48        NCF Dealer Floorplan Master Trust, Floating Rate
                                    Note, 10/20/20 (144A)                                         2,974,760
     3,088,437                      PRPM 2016-1 LLC, 4.0%, 9/27/21 (Step) (144A)                  3,074,803
     2,551,666                      WVUE 2015-1, 4.5%, 9/25/20 (Step) (144A)                      2,561,803
                                                                                              -------------
                                                                                              $  23,381,279
                                                                                              -------------
                                    Total Energy                                              $  23,381,279
-----------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 0.6%
                                    Steel -- 0.6%
     1,662,889          1.70        First NLC Trust 2005-2, Floating Rate Note, 9/25/35       $   1,631,317
     6,000,000          1.27        Home Equity Asset Trust 2005-6, Floating Rate
                                    Note, 12/25/35                                                5,902,770
       195,396          1.70        Mastr Asset Backed Securities Trust 2005-WMC1,
                                    Floating Rate Note, 3/25/35                                     191,869
       124,298          1.63        New Century Home Equity Loan Trust 2005-2
                                    REMICS, Floating Rate Note, 6/25/35                             124,202
       575,000          1.66        New Century Home Equity Loan Trust 2005-2
                                    Series 2005-2 Cl M2, Floating Rate Note, 6/25/35                564,136
       889,596          1.64        Option One Mortgage Loan Trust 2005-1, Floating
                                    Rate Note, 2/25/35                                              880,641
     3,946,000          1.42        Option One Mortgage Loan Trust 2005-4
                                    Asset-Backed Certificates Series 2005-4,
                                    Floating Rate Note, 11/25/35                                  3,874,832
       603,449          1.22        RASC Series 2005-AHL3 Trust, Floating Rate
                                    Note, 9/25/35                                                   601,164
     5,100,000          1.44        Wells Fargo Home Equity Asset-Backed Securities
                                    2005-2 Trust, Floating Rate Note, 11/25/35                    5,089,183
                                                                                              -------------
                                                                                              $  18,860,114
                                                                                              -------------
                                    Total Materials                                           $  18,860,114
-----------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.1%
                                    Trucking -- 0.1%
       231,664          1.26        Hertz Fleet Lease Funding LP, Floating Rate Note,
                                    4/10/28 (144A)                                            $     231,625
     3,600,000          4.21        Hertz Fleet Lease Funding LP, Floating Rate Note,
                                    4/10/30 (144A)                                                3,735,061
                                                                                              -------------
                                                                                              $   3,966,686
                                                                                              -------------
                                    Total Transportation                                      $   3,966,686
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 21

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.1%
                                    Hotels, Resorts & Cruise Lines -- 0.1%
     1,068,902                      Westgate Resorts 2014-1 LLC, 2.15%,
                                    12/20/26 (144A)                                           $   1,058,426
                                                                                              -------------
                                    Total Consumer Services                                   $   1,058,426
-----------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.0%+
                                    Automotive Retail -- 0.0%+
       550,000          2.36        Hertz Fleet Lease Funding LP Series 2014-1 Cl D,
                                    Floating Rate Note, 4/10/28 (144A)                        $     549,257
                                                                                              -------------
                                    Total Retailing                                           $     549,257
-----------------------------------------------------------------------------------------------------------
                                    BANKS -- 24.5%
                                    Diversified Banks -- 0.0%+
         5,143          1.34        KeyCorp Student Loan Trust 2004-A, Floating Rate
                                    Note, 10/28/41                                            $       5,138
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- 24.5%
     4,241,270          1.14        321 Henderson Receivables I LLC, Floating Rate
                                    Note, 11/15/40 (144A)                                     $   4,027,235
     3,884,033          1.11        321 Henderson Receivables I LLC, Floating Rate
                                    Note, 12/15/41 (144A)                                         3,783,139
       744,810          1.11        321 Henderson Receivables I LLC, Floating Rate
                                    Note, 3/15/41 (144A)                                            724,056
       555,638          1.26        321 Henderson Receivables I LLC, Floating Rate
                                    Note, 9/15/45 (144A)                                            539,257
     2,333,378          1.11        321 Henderson Receivables II LLC, Floating Rate
                                    Note, 9/15/41 (144A)                                          2,197,982
       706,952          1.73        ABFC 2005-HE2 Trust, Floating Rate Note, 6/25/35                702,641
       169,498          1.60        ABFC 2005-WF1 Trust, Floating Rate Note, 12/25/34               169,504
     2,289,223          1.66        ABFC 2005-WMC1 Trust, Floating Rate Note, 6/25/35             2,235,753
        63,789          1.38        Accredited Mortgage Loan Trust 2005-2, Floating
                                    Rate Note, 7/25/35                                               63,736
     2,265,041          1.18        ACE Securities Corp Home Equity Loan Trust Series
                                    2006-ASAP2, Floating Rate Note, 3/25/36                       2,220,222
       395,574          1.45        Aegis Asset Backed Securities Trust 2005-3, Floating
                                    Rate Note, 8/25/35                                              392,155
       136,164          2.08        Aegis Asset Backed Securities Trust Mortgage
                                    Pass- Through Certificates Series 2004-3, Floating
                                    Rate Note, 9/25/34                                              136,085
       597,355          2.08        Aegis Asset Backed Securities Trust Mortgage
                                    Pass-Through Certificates Series 2004-4, Floating
                                    Rate Note, 10/25/34                                             594,606
       112,657          1.35        Aegis Asset Backed Securities Trust Mortgage
                                    Pass-Through Certificates Series 2005-4, Floating
                                    Rate Note, 10/25/35                                             111,912
     4,600,000          1.31        Ally Master Owner Trust, Floating Rate Note, 2/15/21          4,609,492
     1,463,418          3.20        Alterna Funding II LLC, Series 2015-1A Class B,
                                    Floating Rate Note, 2/15/24 (144A)                            1,452,442

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
       553,839                      American Credit Acceptance Receivables Trust
                                    2015-3, 1.95%, 9/12/19 (144A)                             $     553,870
       365,358                      American Credit Acceptance Receivables Trust
                                    2016-1A, 2.37%, 5/12/20 (144A)                                  365,661
     4,100,000                      American Credit Acceptance Receivables Trust
                                    2017-1, 2.39%, 2/16/21 (144A)                                 4,099,391
       235,000          2.17        American Express Credit Account Master Trust Series
                                    2008-2 Class A, Floating Rate Note, 9/15/20                     237,422
     2,600,000          1.20        American Express Credit Account Master Trust,
                                    Floating Rate Note, 1/15/20                                   2,601,362
       475,000          1.01        American Express Credit Account Secured Note
                                    Trust 2012-4, Floating Rate Note, 5/15/20                       475,446
     2,000,000          2.26        American Homes 4 Rent 2014-SFR1, Floating Rate
                                    Note, 6/17/31                                                 1,995,896
       812,810          1.60        AmeriCredit Automobile Receivables 2015-4,
                                    Floating Rate Note, 4/8/19                                      813,326
     2,204,832          1.60        AmeriCredit Automobile Receivables 2016-1,
                                    Floating Rate Note, 6/10/19                                   2,207,772
     1,575,454          1.41        Americredit Automobile Receivables Trust 2016-3
                                    Series 2016-3 Class A2B, Floating Rate Note, 11/8/19          1,578,217
     2,700,000          1.28        AmeriCredit Automobile Receivables Trust, Floating
                                    Rate Note, 5/18/20                                            2,700,544
     1,147,042          1.47        Ameriquest Mortgage Securities, Inc., Asset-Backed
                                    Pass-Through Ctfs Ser 2005-R5, Floating Rate Note,
                                    7/25/35                                                       1,144,167
       237,562          1.31        Ameriquest Mortgage Securities, Inc., Asset Backed
                                    Pass-Through Ctfs Series 2005-R11, Floating Rate
                                    Note, 1/25/36                                                   235,254
         8,866          4.73        Ameriquest Mortgage Securities, Inc., Asset-Backed
                                    Pass-Through Ctfs Series 03-AR3, Floating Rate Note,
                                    6/25/33                                                           8,865
       220,163          1.59        Ameriquest Mortgage Securities, Inc., Asset-Backed
                                    Pass-Through Ctfs Series 2004-R11, Floating Rate
                                    Note, 11/25/34                                                  220,083
       183,925          1.66        Ameriquest Mortgage Securities, Inc., Asset-Backed
                                    Pass-Through Ctfs Series 2005-R1, Floating Rate
                                    Note, 3/25/35                                                   184,025
       305,711          1.32        Argent Securities Inc Asset-Backed Pass-Through
                                    Certificates Series 2005-W3, Floating Rate Note,
                                    11/25/35                                                        299,109
        36,269                      ARI Fleet Lease Trust 2014-A, 0.81%,
                                    11/15/22 (144A)                                                  36,259
       410,000                      Ascentium Equipment Receivables 2015-1 LLC,
                                    5.92%, 6/12/23 (144A)                                           422,573
     2,818,000                      Ascentium Equipment Receivables 2016-2 Trust,
                                    1.46%, 4/10/19 (144A)                                         2,813,551

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 23

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
        30,082          1.69        Asset Backed Securities Corp., Home Equity Loan
                                    Trust Series 2005-HE3, Floating Rate Note, 4/25/35        $      30,054
       559,903          1.18        Asset Backed Securities Corp., Home Equity Loan
                                    Trust Series AEG 2006-HE1, Floating Rate Note,
                                    1/25/36                                                         549,400
     1,274,330          1.93        Asset Backed Securities Corp., Home Equity Loan
                                    Trust Series NC 2005-HE4, Floating Rate Note, 5/25/35         1,249,126
     1,254,863          1.41        Asset Backed Securities Corp., Home Equity Loan Trust
                                    Series NC 2005-HE8, Floating Rate Note, 11/25/35              1,238,947
       309,513          1.75        Asset Backed Securities Corp., Home Equity Loan Trust
                                    Series OOMC 2005-HE6, Floating Rate Note, 7/25/35               310,017
        72,222          1.67        Asset-Backed Pass-Through Certificates Series
                                    2004-R2, Floating Rate Note, 4/25/34                             71,443
       664,110          1.60        Asset-Backed Pass-Through Certificates Series
                                    2004-R2, Floating Rate Note, 4/25/34                            656,100
       270,000          1.30        BA Credit Card Trust, Floating Rate Note, 10/15/21              271,766
     1,800,000          1.11        Barclays Dryrock Issuance Trust, Floating Rate Note,
                                    3/16/20                                                       1,800,496
        30,154                      Bayview Financial Acquisition Trust, 6.205%,
                                    5/28/37 (Step)                                                   31,096
       327,539          1.96        Bayview Financial Acquisition Trust, Floating Rate
                                    Note, 5/28/44                                                   327,765
       239,221          1.99        Bayview Financial Acquisition Trust, Floating Rate
                                    Note, 8/28/44                                                   239,050
     1,167,025          1.73        Bayview Financial Mortgage Pass-Through Trust
                                    2005-C, Floating Rate Note, 6/28/44                           1,163,693
        73,394          1.28        Bayview Financial Mortgage Pass-Through Trust
                                    2006-B, Floating Rate Note, 4/28/36                              73,247
        57,379          1.25        Bayview Financial Mortgage Pass-Through Trust
                                    2006-B, Floating Rate Note, 4/28/36                              57,263
       111,462          2.22        Bcc Funding Corp., X Series 2015-1 Class A2,
                                    Floating Rate Note, 10/20/20 (144A)                             111,372
     1,544,123          1.73        Bear Stearns Asset Backed Securities I Trust
                                    2005-FR1, Floating Rate Note, 6/25/35                         1,535,392
       226,721          1.46        Bear Stearns Asset Backed Securities I Trust
                                    2005-HE12, Floating Rate Note, 12/25/35                         223,220
     1,751,533          1.44        Bear Stearns Asset Backed Securities I Trust
                                    2005-TC1, Floating Rate Note, 5/25/35                         1,729,521
     2,887,334          1.38        Bear Stearns Asset Backed Securities I Trust
                                    2006-EC2, Floating Rate Note, 2/25/36                         2,788,857
       252,298          2.18        Bear Stearns Asset Backed Securities Trust
                                    2004-2, Floating Rate Note, 8/25/34                             252,656
       212,683          1.55        Bear Stearns Asset Backed Securities Trust
                                    2004-SD3, Floating Rate Note, 9/25/34                           210,865
        22,283          1.38        Bear Stearns Asset Backed Securities Trust
                                    2005-SD1, Floating Rate Note, 8/25/43                            22,132
       493,418          1.45        Bear Stearns Asset Backed Securities Trust
                                    2005-SD2, Floating Rate Note, 3/25/35                           491,545

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
       507,360          1.38        Bear Stearns Asset Backed Securities Trust
                                    2005-SD2, Floating Rate Note, 3/25/35                     $     505,144
       981,164          1.35        Bear Stearns Asset Backed Securities Trust
                                    2006-SD1, Floating Rate Note, 4/25/36                           956,014
     2,429,731          1.36        Bear Stearns Asset Backed Securities Trust
                                    2006-SD2, Floating Rate Note, 6/25/36                         2,384,620
       391,048          1.47        Bear Stearns Asset Backed Securities Trust
                                    2006-SD2, Floating Rate Note, 6/25/36                           384,336
       402,087          1.98        Bear Stearns Structured Products Trust 2007-EMX1,
                                    Floating Rate Note, 3/25/37 (144A)                              399,274
     2,895,000          1.25        Cabela's Credit Card Master Note Trust, Floating
                                    Rate Note, 6/15/20 (144A)                                     2,896,463
     2,700,000          1.62        Cabela's Credit Card Master Note Trust, Floating
                                    Rate Note, 6/15/22                                            2,732,278
     2,289,293                      California Republic Auto Receivables Trust 2016-2,
                                    1.34%, 3/15/19                                                2,288,562
     1,050,000                      California Republic Auto Receivables Trust 2016-2,
                                    1.56%, 7/15/20                                                1,047,923
     2,100,000                      California Republic Auto Receivables Trust 2017-1,
                                    1.55%, 11/15/19                                               2,097,172
     4,157,907                      CAM Mortgage Trust 2016-2, 3.25%, 6/15/57 (Step)
                                    (144A)                                                        4,127,304
     1,095,015          1.68        Capital Auto Receivables Asset Trust 2016-1,
                                    Floating Rate Note, 11/20/18                                  1,096,430
        19,000                      CarMax Auto Owner Trust 2013-1, 1.99%, 8/15/19                   19,001
       750,757          1.51        CarMax Auto Owner Trust 2015-4, Floating Rate
                                    Note, 4/15/19                                                   751,429
     1,054,764          1.44        CarMax Auto Owner Trust 2016-1, Floating Rate
                                    Note, 4/15/19                                                 1,056,215
     2,185,422          1.16        Carrington Mortgage Loan Trust Series 2006-OPT1,
                                    Floating Rate Note, 12/26/35                                  2,145,728
       926,453                      Cazenovia Creek Funding I LLC, 2.0%, 12/10/23 (144A)            920,084
       564,990                      Cazenovia Creek Funding I LLC, 2.773%, 12/10/23
                                    (144A)                                                          558,815
     1,058,997                      CCG Receivables Trust 2014-1, 1.06%, 11/15/21
                                    (144A)                                                        1,058,516
     2,006,602                      CCG Receivables Trust 2016-1, 1.69%, 9/14/22
                                    (144A)                                                        2,004,995
     5,028,456          2.14        Cent CLO, Floating Rate Note, 8/1/24 (144A)                   5,020,712
       280,579          3.65        Centex Home Equity Loan Trust 2003-A, Floating
                                    Rate Note, 3/25/33                                              280,040
     2,700,000          1.08        Chase Issuance Trust, Floating Rate Note, 1/18/22             2,706,751
       200,000          1.17        Chase Issuance Trust, Floating Rate Note, 12/16/19              200,288
     2,420,000          1.19        Chase Issuance Trust, Floating Rate Note, 4/15/20             2,424,326
     7,750,000          1.02        Chase Issuance Trust, Floating Rate Note, 5/15/19             7,751,613

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 25

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
     4,500,000          1.29        Chase Issuance Trust, Series 2017-A2 Class A,
                                    Floating Rate Note, 3/15/24                               $   4,510,899
     2,401,593          2.06        Chesapeake Funding II LLC, Floating Rate Note,
                                    3/15/28 (144A)                                                2,413,585
     2,600,000          1.91        Chesapeake Funding II LLC, Floating Rate Note,
                                    6/15/28 (144A)                                                2,612,970
     1,250,000                      Citibank Credit Card Issuance Trust, 1.23%, 4/24/19           1,250,074
     4,700,000          1.19        Citibank Credit Card Issuance Trust, Floating Rate
                                    Note, 1/19/21                                                 4,705,912
     7,984,000          2.13        Citibank Credit Card Issuance Trust, Floating Rate
                                    Note, 1/23/20                                                 8,053,177
     4,050,000          2.35        Citibank Credit Card Issuance Trust, Floating Rate
                                    Note, 5/20/20                                                 4,109,219
     2,980,000          1.26        Citibank Credit Card Issuance Trust, Floating Rate
                                    Note, 5/26/20                                                 2,985,959
     1,050,000          1.29        Citibank Credit Card Issuance Trust, Floating Rate
                                    Note, 9/10/20                                                 1,054,291
     1,673,076                      Citicorp Residential Mortgage Trust Series 2006-1,
                                    5.54836%, 7/25/36 (Step)                                      1,690,152
       211,944          1.18        Citigroup Mortgage Loan Trust 2006-SHL1, Floating
                                    Rate Note, 11/27/45 (144A)                                      211,644
        37,122          1.16        Citigroup Mortgage Loan Trust 2007-WFHE2, Floating
                                    Rate Note, 3/25/37                                               37,091
       744,983          1.66        Citigroup Mortgage Loan Trust Series 2005-Opt3
                                    Asset B Series 2005-Opt3 Class M2, Floating Rate
                                    Note, 5/25/35                                                   741,144
       176,825          2.00        Citigroup Mortgage Loan Trust, Inc., Floating Rate
                                    Note, 11/25/34                                                  171,553
     1,181,100          1.73        Citigroup Mortgage Loan Trust, Inc., Floating Rate
                                    Note, 5/25/35 (144A)                                          1,177,348
       583,704                      CNH Equipment Trust 2013-B, 0.99%, 11/15/18                     583,549
     3,700,000          2.76        Colony American Homes 2014-1, Floating Rate
                                    Note, 5/19/31 (144A)                                          3,699,995
     2,000,000          4.11        Colony American Homes 2014-2 REMICS, Floating
                                    Rate Note, 7/17/31 (144A)                                     1,999,994
     1,150,000          3.56        Colony Starwood Homes 2016-1 Trust, Floating Rate
                                    Note, 7/17/33 (144A)                                          1,172,372
       829,203          2.43        Commonbond Student Loan Trust 2016-B, Floating
                                    Rate Note, 10/25/40 (144A)                                      839,342
       204,119                      Conn's Receivables Funding 2016-A LLC, 4.68%,
                                    4/16/18 (144A)                                                  204,339
     1,996,393                      Conn's Receivables Funding 2016-B LLC, 3.73%,
                                    10/15/18 (144A)                                               2,001,939
       314,224          3.27        Conseco Finance Home Equity Loan Trust 2002-B,
                                    Floating Rate Note, 6/15/32                                     305,311
       158,562          2.27        Conseco Finance Home Equity Loan Trust 2002-C,
                                    Floating Rate Note, 4/15/32                                     155,577
           328                      Conseco Financial Corp., 7.05%, 1/15/19                             328

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
        18,198                      Consumer Credit Origination Loan Trust 2015-1,
                                    2.82%, 3/15/21 (144A)                                     $      18,198
       616,997          1.04        Countrywide Asset-Backed Certificates Series 2006-4
                                    Class 1A1M, Floating Rate Note, 7/25/36                         608,312
        41,464          1.72        Countrywide Asset-Backed Certificates, Floating Rate
                                    Note, 12/25/35                                                   41,478
     1,656,429          1.88        Countrywide Asset-Backed Certificates, Floating Rate
                                    Note, 3/25/35                                                 1,642,088
       156,863          1.66        Countrywide Asset-Backed Certificates, Floating Rate
                                    Note, 6/25/33 (144A)                                            153,094
        33,536          1.88        Countrywide Asset-Backed Certificates, Floating Rate
                                    Note, 6/25/33 (144A)                                             32,663
       578,764                      CPS Auto Receivables Trust 2015-B, 1.65%,
                                    11/15/19 (144A)                                                 578,669
     1,247,170                      CPS Auto Receivables Trust 2016-A, 2.25%,
                                    10/15/19 (144A)                                               1,251,206
       400,000                      CPS Auto Receivables Trust 2016-C, 2.48%,
                                    9/15/20 (144A)                                                  399,817
     1,893,933                      CPS Auto Trust, 1.5%, 6/15/20 (144A)                          1,889,697
     1,962,679                      CPS Auto Trust, 1.68%, 8/17/20 (144A)                         1,960,354
     1,312,302          1.63        Credit Suisse First Boston Mortgage Securities Corp.,
                                    Floating Rate Note, 2/25/32                                   1,284,574
     1,084,959          1.05        Credit Suisse Mortgage Capital Certificates, Floating
                                    Rate Note, 10/27/36 (144A)                                    1,076,774
       204,533          1.09        Credit-Based Asset Servicing & Securitization LLC,
                                    Floating Rate Note, 10/25/36                                    202,263
        83,627          1.25        Credit-Based Asset Servicing & Securitization LLC,
                                    Floating Rate Note, 5/25/36 (144A)                               83,293
       235,197          1.64        Credit-Based Asset Servicing & Securitization LLC,
                                    Floating Rate Note, 7/25/34                                     234,722
       848,815          1.08        Credit-Based Asset Servicing & Securitization LLC,
                                    Floating Rate Note, 7/25/36                                     849,487
        58,181          1.99        CWABS Asset-Backed Certificates Trust 2004-10,
                                    Floating Rate Note, 1/25/35                                      58,301
     3,360,458          2.03        CWABS Asset-Backed Certificates Trust 2004-7,
                                    Floating Rate Note, 12/25/34                                  3,358,735
     5,898,788          1.21        CWABS Asset-Backed Certificates Trust 2005-14,
                                    Floating Rate Note, 4/25/36                                   5,861,462
         7,104          1.33        CWABS Asset-Backed Certificates Trust 2005-14,
                                    Floating Rate Note, 4/25/36                                       7,105
       498,093          1.88        Dell Equipment Finance Trust 2015-2, Floating Rate
                                    Note, 12/22/17 (144A)                                           498,514
           277                      Delta Funding Home Equity Loan Trust 1997-2,
                                    7.04%, 6/25/27                                                      275
     5,915,000          1.12        Discover Card Execution Note Trust, Floating Rate
                                    Note, 8/17/20                                                 5,928,047

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 27

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
     2,796,270          2.78        DRB Prime Student Loan Trust 2016-B, Floating
                                    Rate Note, 6/25/40 (144A)                                 $   2,854,760
     1,306,945                      Drive Auto Receivables Trust 2015-D, 2.59%,
                                    12/16/19 (144A)                                               1,309,788
     2,998,706                      Drive Auto Receivables Trust 2016-C, 1.41%,
                                    1/15/19 (144A)                                                2,998,809
     2,800,000                      Drive Auto Receivables Trust 2017-A, 1.48%,
                                    3/15/19 (144A)                                                2,799,130
     2,000,000          2.20        Drive Auto Receivables Trust, 2017-B Series 2017-Ba
                                    Class B, Floating Rate Note, 5/15/20 (144A)                   1,999,795
     2,027,918          3.87        Drug Royalty II LP 2, Floating Rate Note, 7/15/23
                                    (144A)                                                        2,040,759
       133,663                      DT Auto Owner Trust 2015-3, 1.66%, 3/15/19 (144A)               133,662
       259,774                      DT Auto Owner Trust 2016-1, 2.0%, 9/16/19 (144A)                259,940
     4,500,000                      DT Auto Owner Trust 2017-1, 2.26%, 2/15/21 (144A)             4,493,110
     2,469,351          2.83        Earnest Student Loan Program 2016-C LLC, Floating
                                    Rate Note, 10/27/36 (144A)                                    2,506,169
     2,069,700          2.38        Earnest Student Loan Program 2016-D LLC, Floating
                                    Rate Note, 1/25/41 (144A)                                     2,103,665
       348,199          1.88        Ellington Loan Acquisition Trust 2007-1, Floating Rate
                                    Note, 5/26/37 (144A)                                            348,073
        88,836                      Engs Commercial Finance Trust 2016-1, 1.25%,
                                    11/22/17 (144A)                                                  88,738
     5,700,000                      Engs Commercial Finance Trust 2016-1, 2.63%,
                                    2/22/22 (144A)                                                5,688,114
     1,464,867                      Enterprise Fleet Financing LLC, 1.59%, 2/22/21 (144A)         1,464,924
     2,000,000                      Enterprise Fleet Financing LLC, 1.74%, 2/22/22 (144A)         1,995,702
     3,550,000          1.41        Evergreen Credit Card Trust Series 2016-3, Floating
                                    Rate Note, 11/16/20 (144A)                                    3,563,802
       615,832                      Exeter Automobile Receivables Trust 2015-1, 1.6%,
                                    6/17/19 (144A)                                                  615,701
       482,601                      Exeter Automobile Receivables Trust 2015-2, 1.54%,
                                    11/15/19 (144A)                                                 482,352
     3,437,643                      Exeter Automobile Receivables Trust 2017-1, 1.96%,
                                    3/15/21 (144A)                                                3,434,477
     5,963,058          1.50        FBR Securitization Trust, Floating Rate Note, 10/25/35        5,796,124
       296,426          1.72        FBR Securitization Trust, Floating Rate Note, 11/25/35          294,193
     1,608,513          1.50        FFMLT Trust 2005-FF2, Floating Rate Note, 3/25/35             1,599,418
       173,458          2.71        Fieldstone Mortgage Investment Trust Series 2004-5,
                                    Floating Rate Note, 2/25/35                                     172,795
     5,852,105          1.23        Fieldstone Mortgage Investment Trust Series 2005-3,
                                    Floating Rate Note, 2/25/36                                   5,752,069
       109,169          2.28        First Franklin Mortgage Loan Trust 2003-FFC, Floating
                                    Rate Note, 11/25/32                                             107,727
       631,862          1.81        First Franklin Mortgage Loan Trust 2004-FF8, Floating
                                    Rate Note, 10/25/34                                             630,754

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
       211,905          2.26        First Franklin Mortgage Loan Trust 2004-FFH4,
                                    Floating Rate Note, 1/25/35                               $     211,872
       925,537          1.59        First Franklin Mortgage Loan Trust 2005-FFH2,
                                    Floating Rate Note, 4/25/35 (144A)                              884,544
       152,403          1.75        First Franklin Mortgage Loan Trust 2005-FFH3,
                                    Floating Rate Note, 9/25/35                                     152,381
     3,382,320          1.20        First Franklin Mortgage Loan Trust 2006-FF1,
                                    Floating Rate Note, 1/25/36                                   3,359,470
       685,748          1.22        First Franklin Mortgage Loan Trust 2006-FF1,
                                    Floating Rate Note, 1/25/36                                     682,761
       625,265          1.24        First Franklin Mortgage Loan Trust Series 2005-FF12,
                                    Floating Rate Note, 11/25/36                                    620,956
     1,733,404                      First Investors Auto Owner Trust 2017-1, 1.69%,
                                    4/15/21 (144A)                                                1,732,304
     1,950,000                      Flagship Credit Auto Trust 2013-1, 5.38%,
                                    7/15/20 (144A)                                                1,966,322
     1,375,224                      Flagship Credit Auto Trust 2015-2, 1.98%,
                                    10/15/20 (144A)                                               1,377,440
     1,612,264                      Flagship Credit Auto Trust 2015-3, 2.38%,
                                    10/15/20 (144A)                                               1,615,519
       967,328                      Flagship Credit Auto Trust 2016-3, 1.61%,
                                    12/15/19 (144A)                                                 966,627
     3,658,566                      Flagship Credit Auto Trust 2017-1, 1.93%,
                                    12/15/21 (144A)                                               3,657,827
     1,124,400                      FNA 2015-1 Trust, 3.24%, 12/10/23 (144A)                      1,117,654
       563,639          1.31        Ford Credit Auto Owner Trust 2016-A, Floating Rate
                                    Note, 12/15/18                                                  564,000
     1,862,767          1.22        Ford Credit Auto Owner Trust 2016-B, Floating Rate
                                    Note, 3/15/19                                                 1,863,132
     3,700,000          1.03        Ford Credit Auto Owner Trust 2017-A, Floating Rate
                                    Note, 12/15/19                                                3,701,432
     4,900,000          1.37        Ford Credit Floorplan Master Owner Trust A, Floating
                                    Rate Note, 11/15/21                                           4,925,601
     4,000,000          1.81        Ford Credit Floorplan Master Owner Trust A, Floating
                                    Rate Note, 2/15/21                                            4,042,422
     3,500,000          1.53        Ford Credit Floorplan Master Owner Trust, A Series
                                    2016-3 Class A2, Floating Rate Note, 7/15/21                  3,528,778
       553,000          2.88        Four Corners CLO II, Ltd., Floating Rate Note,
                                    1/26/20 (144A)                                                  550,627
     3,048,683                      Foursight Capital Automobile Receivables Trust 2016-1,
                                    2.87%, 10/15/21 (144A)                                        3,057,776
       538,919          1.50        Fremont Home Loan Trust 2005-2, Floating Rate
                                    Note, 6/25/35                                                   530,179
     7,612,540          1.21        Fremont Home Loan Trust 2005-E, Floating Rate
                                    Note, 1/25/36                                                 7,519,340
        10,709          1.26        Gale Force 3 CLO, Ltd., Floating Rate Note, 4/19/21
                                    (144A)                                                           10,693

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 29

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
       939,712                      GCAT 2015-1 LLC, 3.625%, 5/26/20 (Step) (144A)       $          939,807
     6,400,000          3.38        Gcat Series 17-1 Class A1, Floating Rate Note,
                                    3/25/47 (144A)                                                6,390,400
     7,642,633          1.21        Ge-Wmc Asset-Backed Pass-Through Certificates, Series
                                    2005-2 Class A1, Floating Rate Note, 12/25/35                 7,578,782
       238,884                      GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                          235,778
     1,253,568                      GLS Auto Receivables Trust 2016-1, 2.73%,
                                    10/15/20 (144A)                                               1,255,030
       444,324          1.56        GM Financial Automobile Leasing Trust 2015-3,
                                    Floating Rate Note, 6/20/18                                     444,874
       853,864          4.54        GMACM Home Equity Loan Trust 2002-He4 Series
                                    2002-He4 Class A2, Floating Rate Note, 10/25/32                 850,244
     1,589,207                      GMAT 2013-1 Trust, 6.9669%, 8/25/53 (Step)                    1,591,523
     2,696,488                      GMAT 2015-1 Trust, 4.25%, 9/25/20 (Step) (144A)               2,696,714
     4,700,000          1.48        GMF Floorplan Owner Revolving Trust, Floating Rate
                                    Note, 1/18/22 (144A)                                          4,715,401
     1,300,000          1.41        GMF Floorplan Owner Revolving Trust, Floating Rate
                                    Note, 5/15/20 (144A)                                          1,303,606
     2,100,000          1.62        GMF Floorplan Owner Revolving Trust, Floating Rate
                                    Note, 5/17/21 (144A)                                          2,120,569
       321,576                      GO Financial Auto Securitization Trust 2015-2, 3.27%,
                                    11/15/18 (144A)                                                 321,772
     4,000,000          1.37        Golden Credit Card Trust, Floating Rate Note, 1/15/20
                                    (144A)                                                        4,008,229
       150,000          1.21        Golden Credit Card Trust, Floating Rate Note, 2/15/20
                                    (144A)                                                          150,212
       590,000          1.22        Golden Credit Card Trust, Floating Rate Note, 3/15/21
                                    (144A)                                                          591,459
     5,000,000                      Green Tree Agency Advance Funding Trust I, 3.1216%,
                                    10/15/48 (144A)                                               4,960,850
     1,202,033          1.68        Green Tree Mortgage Loan Trust 2005-HE1, Floating
                                    Rate Note, 12/25/32 (144A)                                    1,182,824
       356,126          1.44        GSAA Home Equity Trust 2004-11, Floating Rate
                                    Note, 12/25/34                                                  355,947
     1,147,568          1.60        GSAA Trust, Floating Rate Note, 6/25/35                       1,124,161
     3,035,958          1.75        GSAMP Trust 2004-HE2, Floating Rate Note, 9/25/34             2,966,147
       945,918          1.75        GSAMP Trust 2004-SEA2, Floating Rate Note, 3/25/34              946,227
       848,968          1.73        GSAMP Trust 2005-HE1, Floating Rate Note, 12/25/34              845,220
     1,843,364          1.16        GSAMP Trust 2006-HE2, Floating Rate Note, 3/25/46             1,832,742
           486          1.28        GSAMP Trust 2006-SEA1, Floating Rate Note,
                                    5/25/36 (144A)                                                      486
       812,720          2.33        GSRPM Mortgage Loan Trust 2003-2, Floating Rate
                                    Note, 6/25/33                                                   787,866
       634,821          1.28        GSRPM Mortgage Loan Trust 2006-1, Floating Rate
                                    Note, 3/25/35 (144A)                                            625,052
     1,293,098          1.28        GSRPM Mortgage Loan Trust 2006-2, Floating Rate
                                    Note, 9/25/36 (144A)                                          1,279,445

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
     1,570,000          1.35        Hasc 2006-Opt2 M1, Floating Rate Note, 1/25/36            $   1,549,794
     1,115,317                      Hero Residual Funding 2016-1R, 4.5%, 9/21/42
                                    (144A)                                                        1,105,210
     3,200,000          2.36        Hertz Fleet Lease Funding LP, Floating Rate Note,
                                    7/10/29 (144A)                                                3,214,361
     2,600,000          3.16        Hertz Fleet Lease Funding LP, Floating Rate Note,
                                    7/10/29 (144A)                                                2,587,081
       180,320          1.25        Home Equity Asset Trust 2005-6, Floating Rate Note,
                                    12/25/35                                                        180,372
       699,499          1.36        Home Equity Asset Trust 2005-7, Floating Rate Note,
                                    1/25/36                                                         699,184
        42,272          1.15        Home Equity Asset Trust 2006-4, Floating Rate Note,
                                    8/25/36                                                          42,152
     4,176,623          1.35        Home Equity Mortgage Loan Asset-Backed Trust
                                    Series INABS 2005-C, Floating Rate Note, 10/25/35             4,124,218
       234,522          2.88        Home Equity Mortgage Trust, Floating Rate Note,
                                    10/25/34                                                        230,036
     5,099,470          2.56        Home Partners of America 2016-1 Trust, Floating
                                    Rate Note, 3/17/33 (144A)                                     5,137,897
     1,799,000          4.21        Home Partners of America 2016-1 Trust, Floating
                                    Rate Note, 3/18/33 (144A)                                     1,815,412
     1,250,000          3.31        Home Partners of America 2016-2 Trust, Floating
                                    Rate Note, 10/17/33 (144A)                                    1,255,246
     1,856,031          1.52        HomeBanc Mortgage Trust 2004-2, Floating Rate
                                    Note, 12/25/34                                                1,798,801
     2,063,765                      Honor Automobile Trust Securitization 2016-1A,
                                    2.94%, 11/15/19 (144A)                                        2,070,900
     1,757,007          1.18        HSBC Home Equity Loan Trust USA 2007-1, Floating
                                    Rate Note, 3/20/36                                            1,755,058
       244,098          1.28        HSBC Home Equity Loan Trust USA 2007-2, Floating
                                    Rate Note, 7/20/36                                              243,168
     3,031,560          1.17        HSBC Home Equity Loan Trust USA 2007-2, Floating
                                    Rate Note, 7/20/36                                            3,017,119
     1,193,346          1.46        Hyundai Auto Lease Securitization Trust 2016-A,
                                    Floating Rate Note, 7/16/18 (144A)                            1,195,231
     1,612,966          1.84        Impac Secured Assets CMN Owner Trust, Floating
                                    Rate Note, 2/25/35                                            1,615,001
     1,448,581          3.01        Invitation Homes 2014-SFR1 Trust REMICS, Floating
                                    Rate Note, 6/19/31 (144A)                                     1,448,578
     6,600,000          2.51        Invitation Homes 2014-SFR2 Trust, Floating Rate
                                    Note, 9/19/31 (144A)                                          6,606,565
     1,955,085          2.11        Invitation Homes 2014-SFR3 Trust, Floating Rate
                                    Note, 12/17/31 (144A)                                         1,955,781
     2,887,000          2.91        Invitation Homes 2015-SFR2 Trust, Floating Rate
                                    Note, 6/17/32 (144A)                                          2,895,876
     3,500,000          2.66        Invitation Homes 2015-SFR3 Trust, Floating Rate
                                    Note, 8/17/32 (144A)                                          3,511,332

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 31

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
     1,400,000                      Invitation Homes Trust 2014-SFR3 Class D, 3.51%,
                                    12/17/31                                                  $   1,399,996
       509,354          2.48        Irwin Whole Loan Home Equity Trust 2003-C, Floating
                                    Rate Note, 6/25/28                                              504,459
       986,150          1.48        Irwin Whole Loan Home Equity Trust 2005-B, Floating
                                    Rate Note, 12/25/29                                             978,209
           638          1.56        IXIS Real Estate Capital Trust 2005-HE1, Floating
                                    Rate Note, 6/25/35                                                  648
        13,971          1.46        IXIS Real Estate Capital Trust 2005-HE4, Floating
                                    Rate Note, 2/25/36                                               13,958
     1,570,704          1.76        JP Morgan Mortgage Acquisition Corp., 2005-FLD1,
                                    Floating Rate Note, 7/25/35                                   1,560,936
       466,389          1.20        JP Morgan Mortgage Acquisition Corp., 2005-FRE1,
                                    Floating Rate Note, 10/25/35                                    463,745
       262,775          1.13        JP Morgan Mortgage Acquisition Trust 2006-ACC1,
                                    Floating Rate Note, 5/25/36                                     262,704
     7,490,073          1.68        Lake Country Mortgage Loan Trust 2006-HE1,
                                    Floating Rate Note, 7/25/34 (144A)                            7,383,413
        38,098          1.36        Lehman ABS Manufactured Housing Contract Trust
                                    2002-A, Floating Rate Note, 6/15/33                              37,691
     2,029,476          1.78        Lehman XS Trust Series 2005-4, Floating Rate Note,
                                    10/25/35                                                      1,972,124
     6,199,362          1.21        Long Beach Mortgage Loan Trust, 2006-Wl1 Series
                                    2006-Wl1 Class 1A1, Floating Rate Note, 1/25/46               6,099,451
       253,100          2.12        MASTR Adjustable Rate Mortgages Trust 2004-11,
                                    Floating Rate Note, 11/25/34                                    253,198
     5,850,000          1.03        MBNA Credit Card Master Note Trust, Floating Rate
                                    Note, 8/16/21                                                 5,862,590
     2,500,000          1.23        Mercedes-Benz Master Owner Trust 2015-A, Floating
                                    Rate Note, 4/15/19 (144A)                                     2,500,202
     4,122,416          1.20        Merrill Lynch Mortgage Investors Trust Series 2006-FF1,
                                    Floating Rate Note, 8/25/36                                   4,107,259
     1,834,755          1.78        Morgan Stanley ABS Capital I Inc Trust 2005-HE3,
                                    Floating Rate Note, 7/25/35                                   1,825,476
     1,380,766          1.72        Morgan Stanley ABS Capital I Inc Trust 2005-WMC1,
                                    Floating Rate Note, 1/25/35                                   1,359,966
        15,476          1.69        Morgan Stanley ABS Capital I Inc Trust 2005-WMC3,
                                    Floating Rate Note, 3/25/35                                      15,432
        64,293          1.73        Morgan Stanley ABS Capital I Inc Trust 2005-WMC6,
                                    Floating Rate Note, 7/25/35                                      64,209
       350,320          1.41        Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2,
                                    Floating Rate Note, 3/25/35                                     350,003
       221,092          1.76        Morgan Stanley Home Equity Loan Trust 2005-1,
                                    Floating Rate Note, 12/25/34                                    218,507
     1,046,178          1.26        Morgan Stanley Home Equity Loan Trust 2006-2,
                                    Floating Rate Note, 2/25/36                                     991,067

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
        13,123          1.06        Morgan Stanley Structured Trust, Floating Rate Note,
                                    6/25/37                                                   $      13,291
       490,000          1.17        Morgan Stanley Structured Trust, Floating Rate Note,
                                    6/25/37                                                         480,203
       966,781          1.38        MOTOR 2015-1 Plc, Floating Rate Note, 6/27/22
                                    (144A)                                                          966,979
       216,563                      Nations Equipment Finance Funding II LLC, 1.558%,
                                    7/20/18 (144A)                                                  216,353
       759,212                      Nations Equipment Finance Funding II LLC, 3.276%,
                                    1/22/19 (144A)                                                  759,929
     1,089,239                      Nations Equipment Finance Funding III LLC, 3.61%,
                                    2/22/21 (144A)                                                1,095,137
       592,281          1.26        Nationstar Home Equity Loan Trust 2006-B REMICS,
                                    Floating Rate Note, 9/25/36                                     574,893
     2,771,503          1.13        Nationstar Home Equity Loan Trust 2007-A, Floating
                                    Rate Note, 3/25/37                                            2,769,412
     2,750,000                      Navitas Equipment Receivables LLC 2016-1, 2.2%,
                                    6/15/21 (144A)                                                2,746,633
     4,600,000          3.22        Navitas Equipment Receivables LLC, 2016-1 Series
                                    2016-1 Class B, Floating Rate Note, 10/15/21 (144A)           4,608,758
     2,750,000          4.23        NCF Dealer Floorplan Master Trust, Floating Rate
                                    Note, 3/21/22 (144A)                                          2,732,380
       500,000          6.48        NCF Dealer Floorplan Master Trust, Floating Rate
                                    Note, 3/21/22 (144A)                                            490,564
       777,805          1.48        New Century Home Equity Loan Trust 2005-1,
                                    Floating Rate Note, 3/25/35                                     774,339
       594,677          1.47        New Century Home Equity Loan Trust 2005-3 REMICS,
                                    Floating Rate Note, 7/25/35                                     586,870
       200,000                      New Residential Advance Receivables Trust Advance
                                    Receivables Backed Notes, 2.5751%, 10/15/49 (144A)              197,875
     4,300,000          2.61        NextGear Floorplan Master Owner Trust, Floating Rate
                                    Note, 4/15/21 (144A)                                          4,380,112
     2,600,000          2.52        NextGear Floorplan Master Owner Trust, Floating Rate
                                    Note, 7/15/19 (144A)                                          2,600,772
     5,000,000          2.01        NextGear Floorplan Master Owner Trust, Floating Rate
                                    Note, 9/15/21 (144A)                                          5,005,348
       571,705          1.26        Nissan Auto Receivables 2015-C Owner Trust, Floating
                                    Rate Note, 11/15/18                                             572,112
     1,642,126          1.26        Nissan Auto Receivables 2016-A Owner Trust, Floating
                                    Rate Note, 2/15/19                                            1,643,812
     1,082,896          1.21        Nissan Auto Receivables 2016-B Owner Trust, Floating
                                    Rate Note, 4/15/19                                            1,084,222
     2,700,000          1.04        Nissan Auto Receivables, 2017-A Owner Trust Series
                                    2017-A Class A2B, Floating Rate Note, 1/15/20                 2,700,000
       280,031          1.76        NovaStar Mortgage Funding Trust Series 2003-1,
                                    Floating Rate Note, 5/25/33                                     262,509

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 33

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
       981,694          2.43        NovaStar Mortgage Funding Trust Series 2004-4,
                                    Floating Rate Note, 3/25/35                               $     976,836
        72,390          1.72        NovaStar Mortgage Funding Trust Series 2005-3,
                                    Floating Rate Note, 1/25/36                                      72,265
     7,200,000          1.66        NovaStar Mortgage Funding Trust Series 2005-3,
                                    Floating Rate Note, 1/25/36                                   7,125,646
     8,582,464          1.14        Novastar Mortgage Funding Trust, Series 2006-1
                                    Series 2006-1 Class A1A, Floating Rate Note, 5/25/36          8,288,945
     1,290,725                      NYCTL 2016-A Trust, 1.47%, 11/10/29 (144A)                    1,281,763
     4,452,000                      Ocwen Master Advance Receivables Trust, 2.5207%,
                                    8/17/48 (144A)                                                4,431,158
     1,659,778                      OneMain Financial Issuance Trust 2014-2, 2.47%,
                                    9/18/24 (144A)                                                1,662,454
     3,000,000                      Oportun Funding III LLC, 3.69%, 7/8/21 (144A)                 3,006,502
       613,678          1.75        Opteum Mortgage Acceptance Corp., Asset Backed
                                    Pass-Through Certificates 2005-1, Floating Rate
                                    Note, 2/25/35                                                   614,120
     1,222,526          1.78        Option One Mortgage Loan Trust 2005-1, Floating
                                    Rate Note, 2/25/35                                            1,220,115
        31,529                      Option One Mortgage Loan Trust 2007-FXD2, 5.9%,
                                    3/25/37 (Step)                                                   29,033
       111,806                      Orange Lake Timeshare Trust 2012-A, 4.87%,
                                    3/10/27 (144A)                                                  113,693
     5,908,783                      OSAT 2016-NPL1 Trust, 3.75%, 7/25/56 (Step) (144A)            5,928,456
     3,731,724                      Oscar US Funding Trust II, 1.86%, 10/15/19 (144A)             3,709,699
     2,824,635                      Oscar US Funding Trust IV, 2.53%, 7/15/20 (144A)              2,821,274
     1,329,240          2.47        Oscar US Funding Trust IV, Floating Rate Note,
                                    7/15/20 (144A)                                                1,329,828
     4,150,000                      Oscar US Funding Trust V, 2.31%, 11/15/19 (144A)              4,145,369
     3,300,000          1.80        Oscar US Funding Trust, Vi LLC Series 2017-1A
                                    Class A2B, Floating Rate Note, 5/11/20 (144A)                 3,300,000
        57,955          1.24        Park Place Securities Inc Asset-Backed Pass-Through
                                    Certificates Series 2005-WHQ4, Floating Rate
                                    Note, 9/25/35                                                    57,834
       498,420          1.35        Park Place Securities, Inc. Asset-Backed Pass-Through
                                    Certificates Series 2005-WHQ4, Floating Rate
                                    Note, 9/25/35                                                   497,025
       652,344          1.88        People's Choice Home Loan Securities Trust Series
                                    2004-2, Floating Rate Note, 10/25/34                            650,271
     2,290,000          1.37        PFS Financing Corp., Floating Rate Note,
                                    10/15/19 (144A)                                               2,287,979
     1,700,000          1.62        PFS Financing Corp., Floating Rate Note,
                                    10/15/19 (144A)                                               1,697,749
     4,000,000          2.11        PFS Financing Corp., Floating Rate Note,
                                    2/18/20 (144A)                                                4,017,309
     1,250,000          2.66        PFS Financing Corp., Floating Rate Note,
                                    2/18/20 (144A)                                                1,257,696

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
     1,250,000          1.39        PFS Financing Corp., Floating Rate Note,
                                    4/15/20 (144A)                                            $   1,249,610
     1,962,912          1.43        Popular ABS Mortgage Pass-Through Trust 2005-C,
                                    Floating Rate Note, 11/25/35                                  1,943,361
       205,644          1.30        Popular ABS Mortgage Pass-Through Trust 2006-A,
                                    Floating Rate Note, 2/25/36                                     203,337
     1,500,000                      Prestige Auto Receivables Trust 2013-1, 3.04%,
                                    7/15/20 (144A)                                                1,503,771
     2,300,000                      Prestige Auto Receivables Trust 2016-2, 1.46%,
                                    7/15/20 (144A)                                                2,294,133
     2,492,007                      Pretium Mortgage Credit Partners I 2016-NPL1,
                                    4.375%, 2/27/31 (Step) (144A)                                 2,516,661
     1,540,417                      Pretium Mortgage Credit Partners I 2016-NPL4 LLC,
                                    4.0%, 7/25/31 (Step) (144A)                                   1,542,783
     3,286,290                      Pretium Mortgage Credit Partners I 2016-NPL6 LLC,
                                    3.5%, 10/27/31 (Step) (144A)                                  3,295,381
     1,700,000                      Progreso Receivables Funding IV LLC, 3.0%, 7/8/20
                                    (144A)                                                        1,699,707
     1,944,000          3.41        Progress Residential 2016-SFR1 Trust, Floating Rate
                                    Note, 9/17/33 (144A)                                          1,968,132
     6,030,169                      PRPM 2017-1 LLC, 4.25%, 1/25/22 (Step) (144A)                 6,047,497
       262,858                      Purchasing Power Funding 2015-A LLC, 3.5%,
                                    12/15/19 (144A)                                                 263,022
     1,493,806          1.64        Quest Trust REMICS, Floating Rate Note, 3/25/34
                                    (144A)                                                        1,467,071
       144,813          1.93        RAAC Series 2005-RP1 Trust, Floating Rate Note,
                                    7/25/37 (144A)                                                  144,452
       575,395          1.78        RAAC Series 2005-RP3 Trust, Floating Rate Note,
                                    5/25/39 (144A)                                                  564,013
     1,201,644          1.23        RAAC Series 2006-RP2 Trust, Floating Rate Note,
                                    2/25/37 (144A)                                                1,193,777
       174,095          1.71        RAMP Series 2004-RS11 Trust, Floating Rate Note,
                                    11/25/34                                                        174,211
       538,325          1.14        RAMP Series 2006-Efc2 Trust Series 2006-Efc2
                                    Class A3, Floating Rate Note, 12/25/36                          526,339
        41,896          0.94        RAMP Series 2006-RZ3 Trust, Floating Rate Note,
                                    10/25/35                                                         41,870
     2,687,275          1.44        RASC Series 2001-Ks3 Trust, Series 2001-Ks3
                                    Class AII, Floating Rate Note, 9/25/31                        2,578,709
     2,711,028          1.19        RASC Series 2005-KS10 Trust, Floating Rate Note,
                                    11/25/35                                                      2,689,652
       900,000          1.38        RASC Series 2005-KS11 Trust, Floating Rate Note,
                                    12/25/35                                                        887,455
     1,349,119          1.63        RASC Series 2005-Ks2 Trust Series 2005-Ks2
                                    Class M1, Floating Rate Note, 3/25/35                         1,320,413
       361,872          1.41        RASC Series 2005-KS9 Trust, Floating Rate Note,
                                    10/25/35                                                        360,043

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 35

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
     1,005,102                      RBSHD 2013-1 Trust, 7.6853%, 10/25/47
                                    (Step) (144A)                                             $   1,004,988
     3,057,695          2.25        Resimac Premier Series 2016-1, Floating Rate
                                    Note, 10/10/47 (144A)                                         3,059,618
        70,338          1.88        Salomon Mortgage Loan Trust Series 2001-CB4,
                                    Floating Rate Note, 11/25/33                                     68,924
       625,000                      Santander Drive Auto Receivables Trust 2015-3,
                                    2.74%, 1/15/21                                                  631,636
       561,769          1.60        SASCO Mortgage Loan Trust 2005-GEL1, Floating
                                    Rate Note, 12/25/34                                             551,849
       994,205          1.44        Saxon Asset Securities Trust 2005-3, Floating Rate
                                    Note, 11/25/35                                                  988,736
     1,182,183          1.14        Saxon Asset Securities Trust 2006-1, Floating Rate
                                    Note, 3/25/36                                                 1,168,020
     4,967,069                      SCF Equipment Trust 2016-1 LLC, 3.62%,
                                    11/20/21 (144A)                                               4,952,173
       171,683          1.26        Securitized Asset Backed Receivables LLC Trust Series
                                    2006-Wm1 Class A1B, Floating Rate Note, 12/25/35                169,679
     3,600,000          1.33        Securitized Term Auto Receivables Trust 2016-1,
                                    Floating Rate Note, 11/26/18 (144A)                           3,601,534
     5,600,000          1.28        Securitized Term Auto Receivables Trust 2017-1,
                                    Floating Rate Note, 4/25/19 (144A)                            5,600,174
     1,082,379                      Sierra Auto Receivables Securitization Trust 2016-1,
                                    2.85%, 1/18/22 (144A)                                         1,083,542
     3,778,000          2.96        Silver Bay Realty 2014-1 Trust, Floating Rate Note,
                                    9/18/31 (144A)                                                3,773,485
     2,700,000                      Skopos Auto Receivables Trust 2015-1, 5.43%,
                                    12/15/23 (144A)                                               2,715,516
       667,864                      Skopos Auto Receivables Trust 2015-2, 3.55%,
                                    2/17/20 (144A)                                                  668,730
       740,237          1.64        SMART ABS Series 2015-3US Trust, Floating Rate
                                    Note, 4/16/18                                                   742,525
     1,577,626                      SNAAC Auto Receivables Trust 2013-1, 4.56%,
                                    4/15/20 (144A)                                                1,579,055
     2,816,051                      Sofi Consumer Loan Program 2017-1 LLC, 3.28%,
                                    1/26/26 (144A)                                                2,829,509
     2,230,020          2.23        SoFi Professional Loan Program 2014-B LLC, Floating
                                    Rate Note, 8/25/32 (144A)                                     2,261,142
     3,466,179          1.83        SoFi Professional Loan Program 2015-B LLC, Floating
                                    Rate Note, 4/25/35 (144A)                                     3,503,958
     1,336,425          2.53        Sofi Professional Loan Program 2016-A LLC, Floating
                                    Rate Note, 8/25/36 (144A)                                     1,381,453
     1,264,176          1.98        Sofi Professional Loan Program 2016-B LLC, Floating
                                    Rate Note, 6/25/33 (144A)                                     1,283,328
       617,469          1.88        SoFi Professional Loan Program 2016-C LLC, Floating
                                    Rate Note, 10/25/36 (144A)                                      625,328

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
     3,629,969          1.73        SoFi Professional Loan Program 2016-D LLC,
                                    Floating Rate Note, 1/25/39 (144A)                        $   3,658,030
     1,836,774          1.63        Sofi Professional Loan Program 2016-E LLC,
                                    Floating Rate Note, 7/25/39 (144A)                            1,845,343
     2,750,000          1.48        SoFi Professional Loan Program 2017-A LLC,
                                    Floating Rate Note, 3/26/40 (144A)                            2,751,367
     3,000,000          1.83        Sofi Professional Loan Program, 2017-B LLC Series
                                    2017-B Class A1 Fx, Floating Rate Note,
                                    5/25/40 (144A)                                                2,999,773
       336,987          1.50        Soundview Home Loan Trust 2005-DO1, Floating
                                    Rate Note, 5/25/35                                              336,322
       291,734          1.24        Soundview Home Loan Trust 2005-OPT4, Floating
                                    Rate Note, 12/25/35                                             290,183
        46,318          1.37        Specialty Underwriting & Residential Finance Trust
                                    Series 2005-AB2, Floating Rate Note, 6/25/36                     46,321
        76,336          1.31        Specialty Underwriting & Residential Finance Trust
                                    Series 2005-AB2, Floating Rate Note, 6/25/36                     76,336
     3,418,205          1.28        Specialty Underwriting & Residential Finance Trust
                                    Series 2006-BC1, Floating Rate Note, 12/25/36                 3,381,438
     4,250,000                      SPS Servicer Advance Receivables Trust Advance
                                    Receivables Backed Notes 2015-T3, 3.41%,
                                    7/15/47 (144A)                                                4,261,892
     4,700,000                      SPS Servicer Advance Receivables Trust Advance
                                    Receivables Backed Notes 2016-T1, 2.53%,
                                    11/16/48 (144A)                                               4,684,632
     1,285,000                      SPS Servicer Advance Receivables Trust Advance
                                    Receivables Backed Notes 2016-T1, 3.32%,
                                    11/16/48 (144A)                                               1,279,837
       420,319          1.84        Structured Asset Investment Loan Trust 2004-10,
                                    Floating Rate Note, 11/25/34                                    416,843
       362,407          1.68        Structured Asset Investment Loan Trust 2004-11,
                                    Floating Rate Note, 1/25/35                                     359,437
     2,228,126          2.02        Structured Asset Investment Loan Trust 2004-BNC2,
                                    Floating Rate Note, 12/25/34                                  2,222,566
     1,096,241          1.70        Structured Asset Investment Loan Trust 2005-6,
                                    Floating Rate Note, 7/25/35                                   1,094,026
       853,533          1.48        Structured Asset Investment Loan Trust 2005-HE1,
                                    Floating Rate Note, 7/25/35                                     839,194
       663,449          1.18        Structured Asset Investment Loan Trust 2006-1,
                                    Floating Rate Note, 1/25/36                                     658,309
     3,870,882          1.74        Structured Asset Investment Loan Trust, 2003-Bc1
                                    Series 2003-Bc1 Class A1, Floating Rate Note, 1/25/33         3,795,633
       849,907          1.44        Structured Asset Securities Corp., 2005-WF1, Floating
                                    Rate Note, 2/25/35                                              834,713
     1,235,591          1.13        Structured Asset Securities Corp., Mortgage Loan Trust
                                    2006-EQ1, Floating Rate Note, 7/25/36 (144A)                  1,215,102
     1,173,957          1.12        Structured Asset Securities Corp., Mortgage Loan Trust
                                    2007-BC3, Floating Rate Note, 5/25/47                         1,156,363

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 37

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
     4,508,550          1.08        Structured Asset Securities Corp., Mortgage Loan Trust
                                    2007-TC1, Floating Rate Note, 4/25/31 (144A)              $   4,316,686
     1,078,462          2.48        Structured Asset Securities Corp., Mortgage Pass-Through
                                    Ctfs Ser 2003-BC2, Floating Rate Note, 3/25/33                1,069,599
       435,668                      Sunset Mortgage Loan Co., 2014-NPL2 LLC, 3.721%,
                                    11/16/44 (Step) (144A)                                          435,611
     1,760,862                      Sunset Mortgage Loan Co., 2015-NPL1 LLC, 4.4586%,
                                    9/16/45 (Step) (144A)                                         1,762,238
       216,846                      SVO 2012-A VOI Mortgage LLC, 2.0%, 9/20/29 (144A)               214,633
     4,459,941          2.21        SWAY Residential 2014-1 Trust, Floating Rate Note,
                                    1/20/32 (144A)                                                4,469,677
     1,770,550                      Tax Ease Funding LLC Series 16-1A, 3.13%, 6/15/28             1,771,691
     4,252,955                      TCF Auto Receivables Owner Trust 2016-PT1, 1.93%,
                                    6/15/22 (144A)                                                4,247,446
       386,346          2.56        Terwin Mortgage Trust 2005-1SL, Floating Rate Note,
                                    2/25/35 (144A)                                                  379,659
     1,088,290          1.36        Terwin Mortgage Trust 2006-1, Floating Rate Note,
                                    1/25/37 (144A)                                                1,078,380
     4,758,005          1.21        Terwin Mortgage Trust 2006-3, Floating Rate Note,
                                    4/25/37 (144A)                                                4,688,159
       661,096          1.29        Terwin Mortgage Trust Series TMTS 2005-12ALT,
                                    Floating Rate Note, 7/25/36                                     655,321
       630,375                      Tidewater Auto Receivables Trust 2016-A, 2.3%,
                                    9/15/19 (144A)                                                  630,186
     2,150,000          0.84        Toyota Auto Receivables, 2017-A Owner Trust Series
                                    2017-A Class A2B, Floating Rate Note, 9/16/19                 2,150,000
     2,000,000          5.16        Trade MAPS 1, Ltd., Floating Rate Note, 12/10/18
                                    (144A)                                                        2,000,000
     5,423,000          1.86        Trafigura Securitisation Finance Plc., 2014-1, Floating
                                    Rate Note, 4/16/18 (144A)                                     5,414,583
     1,750,000          3.02        Trafigura Securitisation Finance Plc., 2014-1, Floating
                                    Rate Note, 4/16/18 (144A)                                     1,748,123
     4,150,000          2.56        Tricon American Homes 2015-SFR1 Trust REMICS,
                                    Floating Rate Note, 5/19/32 (144A)                            4,149,995
     8,000,000          1.70        Trillium Credit Card Trust II, Floating Rate Note,
                                    5/26/21 (144A)                                                8,037,253
       861,578          2.68        Truman Capital Mortgage Loan Trust, Floating Rate
                                    Note, 1/25/34                                                   849,820
       745,559          1.04        Truman Capital Mortgage Loan Trust, Floating Rate
                                    Note, 3/25/36 (144A)                                            686,438
       763,488                      United Auto Credit Securitization Trust 2016-2,
                                    1.67%, 9/10/18 (144A)                                           763,972
     5,000,000                      United Auto Credit Securitization Trust 2016-2,
                                    2.2%, 5/10/19 (144A)                                          5,000,754
     5,038,593          3.47        US Residential Opportunity Fund, IV Trust 2 Series
                                    2016-1IV Class A, Floating Rate Note, 7/27/36 (144A)          5,051,843
     7,217,000                      VOLT LIV LLC, 3.5%, 2/25/47 (Step) (144A)                     7,191,676

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
       138,612                      VOLT XIX LLC, 3.875%, 4/26/55 (Step) (144A)               $     138,835
     6,200,321                      VOLT XLVII LLC, 3.75%, 6/25/46 (Step) (144A)                  6,192,983
     2,688,245                      VOLT XLVIII LLC, 3.5%, 7/25/46 (Step) (144A)                  2,702,761
     3,636,188                      VOLT XXV LLC, 3.5%, 6/26/45 (Step) (144A)                     3,649,526
     1,208,686                      VOLT XXXI LLC, 3.375%, 2/25/55 (Step) (144A)                  1,204,864
     1,246,060                      VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                  1,250,701
     4,397,188                      VOLT XXXIX LLC, 4.125%, 10/25/45 (Step) (144A)                4,406,742
     5,276,380                      VOLT XXXV, 3.5%, 9/25/46 (Step) (144A)                        5,275,181
     1,643,491                      VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)                 1,647,465
     2,044,639                      VOLT XXXVII LLC, 3.625%, 7/25/45 (Step) (144A)                2,053,807
     2,616,801                      VOLT XXXVIII LLC, 3.875%, 9/25/45 (Step) (144A)               2,635,233
     1,517,758          1.23        Wells Fargo Home Equity Asset-Backed Securities
                                    2006-1 Trust REMICS, Floating Rate Note, 7/25/36              1,488,238
       484,654                      Westgate Resorts 2016-1 LLC, 3.5%, 12/20/28 (144A)              487,009
     8,600,000          3.05        Westgate Resorts 2017-1 LLC, Series 2017-1A
                                    Class A, 12/20/30 (144A)                                      8,589,250
     2,500,000                      Westlake Automobile Receivables Trust 2014-2,
                                    2.86%, 7/15/21                                                2,510,651
       223,945          1.66        Westlake Automobile Receivables Trust 2015-2,
                                    Floating Rate Note, 7/16/18 (144A)                              223,975
     2,456,993          1.84        Westlake Automobile Receivables Trust 2015-3,
                                    Floating Rate Note, 5/17/21 (144A)                            2,459,322
     2,699,485          1.96        Westlake Automobile Receivables Trust 2016-1,
                                    Floating Rate Note, 1/15/19 (144A)                            2,706,174
     2,550,000                      Westlake Automobile Receivables Trust 2016-3,
                                    1.42%, 10/15/19 (144A)                                        2,547,653
     4,770,000          4.55        Westlake Automobile Receivables Trust, 2016-1 Series
                                    2016-1A Class D, Floating Rate Note, 9/15/21 (144A)           4,877,830
     3,550,000          1.78        Westlake Automobile Receivables Trust, 2017-1
                                    Series 2017-1A Class A2, Floating Rate Note,
                                    4/15/20 (144A)                                                3,552,145
         8,738                      Wheels SPV 2 LLC, 0.84%, 3/20/23 (144A)                           8,736
        21,361          1.26        Wilshire Mortgage Loan Trust, Floating Rate Note,
                                    5/25/28                                                          21,065
     3,000,000                      World Financial Network Credit Card Master Trust,
                                    1.26%, 3/15/21                                                2,999,922
     1,725,000          1.39        World Financial Network Credit Card Master Trust,
                                    Floating Rate Note, 2/15/22                                   1,729,990
     1,011,634          1.31        World Omni Auto Receivables Trust 2015-B, Floating
                                    Rate Note, 7/15/19                                            1,012,332
                                                                                              -------------
                                                                                              $ 781,309,765
                                                                                              -------------
                                    Total Banks                                               $ 781,314,903
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 39

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 2.3%
                                    Other Diversified Financial Services -- 0.6%
  1,699,750             1.11        321 Henderson Receivables I LLC, Floating Rate Note,
                                    6/15/41 (144A)                                            $   1,656,298
  1,300,000                         American Credit Acceptance Receivables Trust 2014-1,
                                    5.2%, 4/12/21 (144A)                                          1,308,562
  3,400,000                         American Credit Acceptance Receivables Trust 2014-2,
                                    4.96%, 5/10/21 (144A)                                         3,426,087
    543,680                         BCC Funding VIII LLC, 1.794%, 6/22/20 (144A)                    543,000
  2,000,000             3.06        Colony American Homes 2014-1 REMICS, Floating
                                    Rate Note, 5/17/31 (144A)                                     1,999,997
  2,100,000             2.81        Colony American Homes 2014-2, Floating Rate Note,
                                    7/19/31 (144A)                                                2,099,997
  2,303,047             1.76        Countrywide Asset-Backed Certificates, Floating Rate
                                    Note, 5/25/36                                                 2,300,272
  1,300,000             1.62        Gracechurch Card Funding Plc, Floating Rate Note,
                                    5/15/19 (144A)                                                1,300,546
    272,490             1.21        Mastr Asset Backed Securities Trust 2006-AB1
                                    REMICS, Floating Rate Note, 2/25/36                             272,065
  2,051,310             1.28        Mastr Specialized Loan Trust, Floating Rate Note,
                                    1/25/36 (144A)                                                2,017,089
  1,112,630                         PFS Tax Lien Trust 2014-1, 1.44%, 5/15/29 (144A)              1,105,497
    980,736                         Sierra Timeshare 2013-1 Receivables Funding LLC,
                                    2.39%, 11/20/29 (144A)                                          980,853
    387,540                         TAL Advantage V LLC, 1.7%, 5/20/39 (144A)                       384,037
                                                                                              -------------
                                                                                              $  19,394,300
-----------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.3%
  2,600,000             1.31        Ally Master Owner Trust, Floating Rate Note, 6/17/19      $   2,601,508
    453,556                         Alterna Funding I LLC, 1.639%, 2/15/21 (144A)                   444,485
     48,424             2.12        Conseco Finance Corp., Floating Rate Note, 11/17/31              48,197
  3,255,000             1.43        Wells Fargo Dealer Floorplan Master Note Trust,
                                    Floating Rate Note, 10/21/19                                  3,257,192
  2,670,000             1.36        Wells Fargo Dealer Floorplan Master Note Trust,
                                    Floating Rate Note, 7/22/19                                   2,674,196
                                                                                              -------------
                                                                                              $   9,025,578
-----------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- 1.2%
  3,600,000                         American Credit Acceptance Receivables Trust 2013-1,
                                    4.94%, 6/15/20 (144A)                                     $   3,603,717
    350,000             1.04        American Express Credit Account Master Trust,
                                    Floating Rate Note, 1/15/20                                     350,155
  3,300,000             1.06        American Express Credit Account Master Trust,
                                    Floating Rate Note, 5/15/20                                   3,304,246
  2,770,000             1.33        American Express Credit Account Master Trust,
                                    Floating Rate Note, 5/17/21                                   2,782,035
  2,100,000             1.57        American Express Credit Account Secured Note
                                    Trust 2012-4, Floating Rate Note, 5/15/20 (144A)              2,105,201

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- (continued)
     7,250,000          1.06        BA Credit Card Trust, Floating Rate Note, 1/15/20         $   7,256,660
     6,400,000          1.04        BA Credit Card Trust, Floating Rate Note, 9/16/19             6,399,999
         2,822                      California Republic Auto Receivables Trust 2013-1,
                                    1.41%, 9/17/18 (144A)                                             2,821
       883,061          1.36        CarMax Auto Owner Trust 2015-3, Floating Rate
                                    Note, 11/15/18                                                  883,443
     2,510,000                      Chase Issuance Trust, 1.26%, 7/15/19                          2,510,721
       169,826                      CPS Auto Receivables Trust 2013-B, 1.82%,
                                    9/15/20 (144A)                                                  169,821
       235,670                      CPS Auto Receivables Trust 2014-C, 1.31%,
                                    2/15/19 (144A)                                                  235,549
        95,238                      CPS Auto Trust, 1.48%, 3/16/20 (144A)                            95,220
     4,175,000                      First Investors Auto Owner Trust 2013-1, 2.53%,
                                    1/15/20 (144A)                                                4,176,009
     4,400,000          1.54        First National Master Note Trust 2015-1, Floating
                                    Rate Note, 9/15/20                                            4,409,291
                                                                                              -------------
                                                                                              $  38,284,888
-----------------------------------------------------------------------------------------------------------
                                    Asset Management & Custody Banks -- 0.0%+
       786,168                      Engs Commercial Finance Trust 2015-1, 2.31%,
                                    10/22/21 (144A)                                           $     784,421
     1,472,548                      RMAT 2015-1 LLC, 4.09%, 7/27/20 (Step) (144A)                 1,480,843
                                                                                              -------------
                                                                                              $   2,265,264
-----------------------------------------------------------------------------------------------------------
                                    Investment Banking & Brokerage -- 0.2%
     1,906,844          1.33        Chesapeake Funding LLC, Floating Rate Note,
                                    2/8/27 (144A)                                             $   1,905,769
     1,750,000          2.58        Chesapeake Funding LLC, Floating Rate Note,
                                    2/8/27 (144A)                                                 1,719,022
     2,014,486          1.25        Chesapeake Funding LLC, Floating Rate Note,
                                    3/9/26 (144A)                                                 2,012,354
                                                                                              -------------
                                                                                              $   5,637,145
                                                                                              -------------
                                    Total Diversified Financials                              $  74,607,175
-----------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.1%
                                    Residential REIT -- 0.1%
     2,500,000          2.66        American Homes 4 Rent 2014-SFR1 REMICS,
                                    Floating Rate Note, 6/17/31 (144A)                        $   2,497,295
-----------------------------------------------------------------------------------------------------------
                                    Specialized REIT -- 0.0%+
       162,932          1.17        HSI Asset Securitization Corp., Trust 2006-OPT1,
                                    Floating Rate Note, 12/25/35                              $     162,386
                                                                                              -------------
                                    Total Real Estate                                         $   2,659,681
-----------------------------------------------------------------------------------------------------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $905,434,662)                                       $ 906,397,521
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 41

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE
                                    OBLIGATIONS -- 24.9%
                                    ENERGY -- 0.1%
                                    Oil & Gas Exploration & Production -- 0.1%
     2,100,000          2.61        Arbor Realty Commercial Real Estate Notes 2016-FL1,
                                    Ltd., Floating Rate Note, 9/15/26 (144A)                  $   2,134,938
                                                                                              -------------
                                    Total Energy                                              $   2,134,938
-----------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.1%
                                    Construction & Engineering -- 0.0%+
     1,104,079          3.43        Velocity Commercial Capital Loan Trust 2016-1,
                                    Floating Rate Note, 4/25/46 (144A)                        $   1,117,259
-----------------------------------------------------------------------------------------------------------
                                    Industrial Conglomerates -- 0.1%
     3,600,000          3.95        Vsd 2017-Plt1 LLC, Floating Rate Note, 12/25/43
                                    (144A)                                                    $   3,590,899
                                                                                              -------------
                                    Total Capital Goods                                       $   4,708,158
-----------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.0%+
                                    Trucking -- 0.0%+
        44,459          1.41        Hertz Fleet Lease Funding LP, Floating Rate Note,
                                    12/10/27 (144A)                                           $      44,458
       500,000          1.91        Hertz Fleet Lease Funding LP, Floating Rate Note,
                                    12/10/27 (144A)                                                 500,090
                                                                                              -------------
                                                                                              $     544,548
                                                                                              -------------
                                    Total Transportation                                      $     544,548
-----------------------------------------------------------------------------------------------------------
                                    BANKS -- 18.1%
                                    Diversified Banks -- 0.2%
     1,750,000          3.66        Bancorp Commercial Mortgage 2016-CRE1 Trust,
                                    Floating Rate Note, 11/15/33 (144A)                       $   1,746,680
     2,697,399          5.89        CD 2007-CD5 Mortgage Trust REMICS, Floating Rate
                                    Note, 11/15/44                                                2,714,850
     1,100,000          3.42        Primus Clo II, Ltd., Floating Rate Note, 7/15/21 (144A)       1,089,242
                                                                                              -------------
                                                                                              $   5,550,772
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- 17.9%
       241,397          1.76        Adjustable Rate Mortgage Trust 2005-2, Floating
                                    Rate Note, 6/25/35                                        $     239,832
       624,008          1.54        Adjustable Rate Mortgage Trust 2005-5, Floating
                                    Rate Note, 9/25/35                                              611,894
     1,194,582          1.56        Alternative Loan Trust 2004-6CB, Floating Rate Note,
                                    4/25/34                                                       1,185,817
       810,555          1.88        Alternative Loan Trust 2004-J13, Floating Rate Note,
                                    2/25/35                                                         796,594
     3,300,000          3.16        AMSR 2016-SFR1 Trust, Floating Rate Note,
                                    11/17/33 (144A)                                               3,322,637
     2,382,343          2.32        Apidos CLO IX, Floating Rate Note, 7/17/23 (144A)             2,385,538

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
     5,000,000          2.52        Arbor Realty Collateralized Loan Obligation 2015-FL1,
                                    Ltd., Floating Rate Note, 3/17/25 (144A)                  $   4,950,402
     2,700,000          0.00        Arbor Realty Commercial Real Estate Notes, 20 Series
                                    2017-Fl1 Class A, Floating Rate Note, 4/15/27 (144A)          2,700,000
     2,000,000          1.67        Ares Iiir/Ivr Classo, Ltd., Series 2007-3Ra Class C,
                                    Floating Rate Note, 4/16/21 (144A)                            1,996,220
     2,966,868          3.44        Asg Resecuritization Trust, 2012-1 Series 2012-1
                                    Class A64, Floating Rate Note, 4/28/36 (144A)                 2,954,424
     3,613,000          3.11        BAMLL Commercial Mortgage Securities Trust 2014-FL1,
                                    Floating Rate Note, 12/17/31 (144A)                           3,624,773
     1,920,000          2.01        BAMLL Commercial Mortgage Securities Trust 2014-ICTS,
                                    Floating Rate Note, 6/15/28 (144A)                            1,886,264
     3,490,000          3.51        BAMLL Commercial Mortgage Securities Trust 2014-INLD
                                    REMICS, Floating Rate Note, 12/17/29 (144A)                   3,534,014
     5,500,000          3.77        BAMLL Commercial Mortgage Securities Trust 2016-ASHF,
                                    Floating Rate Note, 3/15/28 (144A)                            5,587,813
     4,700,000          1.22        BAMLL Re-REMIC Trust 2014-FRR5, Floating Rate Note,
                                    3/29/45 (144A)                                                4,628,678
     3,822,922          3.04        BAMLL Re-REMIC Trust 2014-FRR7, Floating Rate Note,
                                    10/26/44 (144A)                                               3,821,008
     3,400,000          5.63        Bank of America Commercial Mortgage Trust 2006-1,
                                    Floating Rate Note, 9/10/45                                   3,394,455
     2,739,480          6.19        Bank of America Commercial Mortgage Trust 2008-1,
                                    Floating Rate Note, 2/10/51                                   2,788,056
       944,895          1.60        Bank of America Funding 2005-A Trust, Floating Rate
                                    Note, 2/20/35                                                   921,271
        72,984          3.86        Bank of America Mortgage 2003-A Trust, Floating Rate
                                    Note, 2/25/33                                                    71,875
       176,164          3.23        Bank of America Mortgage 2004-I Trust, Floating Rate
                                    Note, 10/25/34                                                  173,171
     4,239,220          2.73        Bayview Opportunity Master Fund IVb Trust 2016-CRT1,
                                    Floating Rate Note, 10/27/27 (144A)                           4,238,678
     3,152,748          3.13        Bayview Opportunity Master Fund IVb Trust 2017-CRT1,
                                    Floating Rate Note, 10/25/28 (144A)                           3,155,382
     3,150,000          2.91        BBCMS Trust 2015-SLP, Floating Rate Note, 2/15/28
                                    (144A)                                                        3,114,133
       356,087          3.44        BCAP LLC 2009-RR13-I Trust, Floating Rate Note,
                                    9/26/35 (144A)                                                  357,725
     4,800,000          1.01        BCAP LLC, 2012-Rr4 Trust, Series 2012-Rr4 Class 8A4,
                                    Floating Rate Note, 6/26/47 (144A)                            4,521,415
       542,638          1.82        Bear Stearns ALT-A Trust 2004-11, Floating Rate Note,
                                    11/25/34                                                        530,728
     1,251,494          1.68        Bear Stearns ALT-A Trust 2004-12, Floating Rate Note,
                                    1/25/35                                                       1,214,871
     2,807,985          1.82        Bear Stearns ALT-A Trust 2004-12, Floating Rate Note,
                                    1/25/35                                                       2,663,380

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 43

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
     1,851,706          1.82        Bear Stearns ALT-A Trust 2004-12, Floating Rate Note,
                                    1/25/35                                                   $   1,782,778
       939,346          1.72        Bear Stearns ALT-A Trust 2004-13, Floating Rate Note,
                                    11/25/34                                                        920,586
     2,270,294          1.58        Bear Stearns ALT-A Trust 2004-4, Floating Rate Note,
                                    6/25/34                                                       2,233,936
       501,684          1.48        Bear Stearns ALT-A Trust 2005-2, Floating Rate Note,
                                    3/25/35                                                         492,282
       691,216          3.11        Bear Stearns ARM Trust 2003-3, Floating Rate Note,
                                    5/25/33                                                         689,274
       244,968          3.34        Bear Stearns ARM Trust 2004-3, Floating Rate Note,
                                    7/25/34                                                         237,307
     4,965,461          5.71        Bear Stearns Commercial Mortgage Securities Trust
                                    2007-TOP28, Floating Rate Note, 9/11/42                       5,038,228
       230,360          3.39        Bear Stearns Mortgage Securities, Inc., Floating Rate
                                    Note, 6/25/30                                                   233,104
     1,725,448          5.48        Bellemeade Re II, Ltd., Floating Rate Note, 4/25/26
                                    (144A)                                                        1,730,373
     4,100,000          2.74        BHMS 2014-ATLS Mortgage Trust REMICS, Floating Rate
                                    Note, 7/8/33 (144A)                                           4,036,673
     4,976,381          1.43        Black Diamond CLO 2006-1 Luxembourg SA, Floating
                                    Rate Note, 4/29/19 (144A)                                     4,971,597
     4,750,000          2.39        Black Diamond CLO 2006-1 Luxembourg SA, Floating
                                    Rate Note, 4/29/19 (144A)                                     4,750,499
     2,490,000          2.26        BLCP Hotel Trust, Floating Rate Note, 8/15/29 (144A)          2,478,396
     3,823,000          3.76        BXHTL 2015-JWRZ Mortgage Trust, Floating Rate Note,
                                    5/15/29 (144A)                                                3,840,990
     1,102,335          1.30        Callidus Debt Partners Clo Fund VI, Ltd., Floating Rate
                                    Note, 10/23/21 (144A)                                         1,101,992
       880,000          2.32        Cathedral Lake CLO 2015-3, Ltd., Floating Rate Note,
                                    1/15/26 (144A)                                                  879,857
     6,445,000          3.41        CDGJ Commercial Mortgage Trust 2014-BXCH, Floating
                                    Rate Note, 12/15/27 (144A)                                    6,472,153
     3,500,000          1.72        Cent CDO 14, Ltd., Floating Rate Note, 4/15/21 (144A)         3,288,854
     7,200,000          3.06        CFCRE 2015-RUM Mortgage Trust, Floating Rate Note,
                                    7/15/30 (144A)                                                7,083,207
     1,000,000          5.51        CFCRE 2015-RUM Mortgage Trust, Floating Rate Note,
                                    7/15/30 (144A)                                                  977,527
     4,270,629          1.86        CG-CCRE Commercial Mortgage Trust 2014-FL1,
                                    Floating Rate Note, 6/16/31 (144A)                            4,269,760
     2,000,000          4.01        CGWF Commercial Mortgage Trust 2013-RKWH REMICS,
                                    Floating Rate Note, 11/15/30 (144A)                           1,995,182
        94,216          1.31        Chevy Chase Funding LLC Mortgage-Backed Certificates
                                    Series 2004-1, Floating Rate Note, 1/25/35 (144A)                85,295
        39,617          1.28        Chevy Chase Funding LLC Mortgage-Backed Certificates
                                    Series 2004-3, Floating Rate Note, 8/25/35 (144A)                36,861

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
       289,357          1.48        CHL Mortgage Pass-Through Trust 2003-15 REMICS,
                                    Floating Rate Note, 6/25/18                               $     284,084
     2,049,689          2.78        CIM Trust 2015-4AG, Floating Rate Note, 11/25/57
                                    (144A)                                                        2,036,227
         4,257                      Citicorp Mortgage Securities REMIC Pass-Through
                                    Certificates Trust Series 2005-4, 5.0%, 7/25/20                   4,368
       250,191                      Citicorp Mortgage Securities REMIC Pass-Through
                                    Certificates Trust Series 2005-7, 5.0%, 10/25/35                251,434
     1,661,611          6.04        Citigroup Commercial Mortgage Trust 2008-C7,
                                    Floating Rate Note, 12/10/49                                  1,679,118
     1,500,000          4.21        Citigroup Commercial Mortgage Trust 2015-SHP2,
                                    Floating Rate Note, 7/15/27 (144A)                            1,509,582
     5,400,000          3.01        Citigroup Commercial Mortgage Trust 2015-SSHP
                                    REMICS, Floating Rate Note, 9/15/27 (144A)                    5,358,839
       465,463                      Citigroup Mortgage Loan Trust 2010-4 REMICS, 5.0%,
                                    10/25/35 (144A)                                                 471,126
     1,700,000          3.26        Colony American Homes 2014-2 REMICS, Floating
                                    Rate Note, 7/17/31 (144A)                                     1,705,320
     1,247,958          2.78        Colony Mortgage Capital Series 2015-FL3, Ltd.,
                                    Floating Rate Note, 9/5/32 (144A)                             1,247,583
     4,840,000          2.66        Colony Starwood Homes 2016-2 Trust, Floating Rate
                                    Note, 12/19/33 (144A)                                         4,855,324
     6,400,000          1.71        Comm 2014-BBG Mortgage Trust REMICS, Floating
                                    Rate Note, 3/15/29 (144A)                                     6,404,001
     5,600,000          3.36        COMM 2014-FL4 Mortgage Trust REMICS, Floating
                                    Rate Note, 7/15/31 (144A)                                     5,476,210
     5,470,000          3.06        COMM 2014-FL5 Mortgage Trust, Floating Rate Note,
                                    10/15/31 (144A)                                               5,433,695
     6,980,000          1.71        COMM 2014-PAT Mortgage Trust REMICS, Floating
                                    Rate Note, 8/13/27 (144A)                                     6,977,812
     2,722,000          2.51        COMM 2014-PAT Mortgage Trust, Floating Rate Note,
                                    8/13/27 (144A)                                                2,674,165
     7,340,000          2.48        COMM 2014-TWC Mortgage Trust, Floating Rate Note,
                                    2/13/32 (144A)                                                7,376,795
     4,500,000          3.21        COMM 2016-SAVA Mortgage Trust, Floating Rate Note,
                                    10/15/34 (144A)                                               4,523,946
     4,000,000          3.56        Cosmopolitan Hotel Trust 2016-COSMO, Floating Rate
                                    Note, 11/15/33 (144A)                                         4,054,930
       321,182          1.72        Credit Suisse First Boston Mortgage Securities Corp.,
                                    Floating Rate Note, 6/25/34                                     309,926
     1,283,908          2.56        Crown Point CLO, Ltd., Floating Rate Note, 11/21/22
                                    (144A)                                                        1,287,901
     2,300,000          3.16        CSMC 2015-TWNI Trust, Floating Rate Note, 3/15/28
                                    (144A)                                                        2,297,825
     3,946,668          2.50        CSMC Series 2013-14R REMICS, Floating Rate Note,
                                    10/27/37 (144A)                                               4,042,722

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 45

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
     3,887,589          3.00        CSMC Trust 2014-OAK1, Floating Rate Note,
                                    11/25/44 (144A)                                           $   3,876,411
     1,965,847          4.00        CSMC Trust 2014-Saf1, Series 2014-Saf1 Class A12,
                                    Floating Rate Note, 3/25/44 (144A)                            1,995,102
     3,500,000          2.76        CSMC Trust 2015-DEAL, Floating Rate Note, 4/16/29
                                    (144A)                                                        3,506,557
     3,750,000          3.76        CSMC Trust 2015-SAND, Floating Rate Note, 8/15/30
                                    (144A)                                                        3,758,165
     6,681,463          3.00        CSMC Trust, Series 2014-Win2 Class A5, Floating Rate
                                    Note, 10/25/44 (144A)                                         6,677,160
     1,650,000          4.46        Eaton Vance CDO VIII, Ltd., Floating Rate Note,
                                    8/15/22 (144A)                                                1,641,861
     1,850,000          2.45        EQTY 2014-INNS Mortgage Trust REMICS, Floating Rate
                                    Note, 5/8/31 (144A)                                           1,840,766
     3,530,000          2.05        EQTY 2014-INNS Mortgage Trust, Floating Rate Note,
                                    5/8/31 (144A)                                                 3,521,190
     3,498,606          3.00        FirstKey Mortgage Trust 2014-1 REMICS, Floating Rate
                                    Note, 11/25/44 (144A)                                         3,496,421
     6,078,969          2.28        FORT CRE 2016-1 LLC, Floating Rate Note, 5/21/36
                                    (144A)                                                        6,081,400
       356,026          2.21        GAHR Commercial Mortgage Trust 2015-NRF, Floating
                                    Rate Note, 12/15/34 (144A)                                      357,431
     4,450,000          2.42        Gale Force 3 Clo, Ltd., Floating Rate Note, 4/19/21
                                    (144A)                                                        4,374,079
       461,033                      Global Mortgage Securitization, Ltd., 5.25%, 4/25/32
                                    (144A)                                                          451,065
       189,583          1.30        Global Mortgage Securitization, Ltd., Floating Rate Note,
                                    11/25/32 (144A)                                                 175,493
     2,009,623          1.25        Global Mortgage Securitization, Ltd., Floating Rate Note,
                                    4/25/32 (144A)                                                1,902,751
     1,773,542          1.74        Gosforth Funding 2016-1 Plc, Floating Rate Note,
                                    2/15/58 (144A)                                                1,777,914
     3,350,000          2.21        GP Portfolio Trust 2014-GGP, Floating Rate Note,
                                    2/15/27 (144A)                                                3,354,619
     3,500,000          4.16        GS Mortgage Securities Corp Trust 2016-ICE2, Floating
                                    Rate Note, 2/15/33 (144A)                                     3,550,198
     3,200,000          6.66        GS Mortgage Securities Corp Trust 2016-ICE2, Floating
                                    Rate Note, 2/15/33 (144A)                                     3,302,131
     2,811,090          5.95        GS Mortgage Securities Trust 2007-GG10 REMICS,
                                    Floating Rate Note, 8/10/45                                   2,808,184
     2,885,000          2.52        GS Mortgage Securities Trust 2014-GSFL, Floating Rate
                                    Note, 7/15/31 (144A)                                          2,857,186
     2,000,000          3.68        GS Mortgage Securities Trust 2014-GSFL, Floating Rate
                                    Note, 7/15/31 (144A)                                          2,009,752
       316,289          1.76        GSAA Home Equity Trust 2004-6, Floating Rate Note,
                                    6/25/34                                                         317,129

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
       382,187          1.72        GSAA Home Equity Trust 2004-8, Floating Rate Note,
                                    9/25/34                                                   $     377,297
       208,611          1.91        HarborView Mortgage Loan Trust 2004-4, Floating Rate
                                    Note, 6/19/34                                                   200,341
     6,846,298          1.22        HomeBanc Mortgage Trust 2005-3, Floating Rate Note,
                                    7/25/35                                                       6,748,237
     1,151,675          2.08        Homestar Mortgage Acceptance Corp. REMICS, Floating
                                    Rate Note, 9/25/34                                            1,127,272
     4,469,109          1.62        Homestar Mortgage Acceptance Corp., Floating Rate
                                    Note, 3/25/34                                                 4,273,299
       555,622          1.68        Homestar Mortgage Acceptance Corp., Floating Rate
                                    Note, 6/25/34                                                   548,457
       875,940          1.88        Homestar Mortgage Acceptance Corp., Floating Rate
                                    Note, 7/25/34                                                   866,642
       903,358          2.14        Homestar Mortgage Acceptance Corp., Floating Rate
                                    Note, 7/25/34                                                   897,044
     3,500,000          2.41        Hudsons Bay Simon JV Trust 2015-HBS, Floating Rate
                                    Note, 8/7/34 (144A)                                           3,503,365
     2,480,000          2.61        Hyatt Hotel Portfolio Trust 2015-HYT, Floating Rate
                                    Note, 11/15/29 (144A)                                         2,486,203
       641,563          1.68        Impac CMB Trust Series 2003-8, Floating Rate Note,
                                    10/25/33                                                        614,452
       457,385          1.62        Impac CMB Trust Series 2004-5, Floating Rate Note,
                                    8/25/34                                                         445,179
       208,958          3.40        Impac CMB Trust Series 2004-8, Floating Rate Note,
                                    8/25/34                                                         200,353
     8,150,000          1.88        Impac Secured Assets Cmn Owner Trust, Series 2004-3
                                    Class M1, Floating Rate Note, 11/25/34                        7,982,374
     1,007,067          4.16        Invitation Homes 2014-SFR1 Trust REMICS, Floating
                                    Rate Note, 6/17/31 (144A)                                     1,007,064
     7,900,000          2.41        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2016-ASH, Floating Rate Note, 10/15/34 (144A)           7,925,201
     3,600,000          3.01        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2016-WPT, Floating Rate Note, 10/15/33 (144A)           3,631,466
     4,400,000          2.26        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2016-WSP, Floating Rate Note, 8/15/33 (144A)            4,403,564
        24,584          6.45        JP Morgan Chase Commercial Mortgage Securities
                                    Corp., Pass-Through Certificates Series 2002 CIBC4,
                                    Floating Rate Note, 5/12/34                                      24,787
       219,555          4.84        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2004-LN2, Floating Rate Note, 7/15/41 (144A)              219,061
        60,170          1.07        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2006-LDP9, Floating Rate Note, 5/15/47                     59,779
     2,270,752          5.79        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2007-CIBC20, Floating Rate Note, 2/12/51                2,288,527
     6,722,731          5.88        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2007-LDP12, Floating Rate Note, 2/15/51                 6,756,777

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 47

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
     2,448,190          3.50        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2013-A5, Floating Rate Note, 7/25/20                $   2,474,011
     5,600,000          2.16        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2014-BXH, Floating Rate Note, 4/15/27 (144A)            5,553,191
     4,280,000          2.31        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2014-CBM, Floating Rate Note, 10/15/29 (144A)           4,290,688
     3,470,000          2.86        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2014-CBM, Floating Rate Note, 10/15/29 (144A)           3,487,325
     1,250,000          3.11        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2014-FL4 REMICS, Floating Rate Note, 12/16/30
                                    (144A)                                                        1,238,537
       450,476          2.66        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2014-FL4, Floating Rate Note, 12/16/30 (144A)             450,616
     2,500,000          3.01        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2014-FL5 REMICS, Floating Rate Note, 7/15/31
                                    (144A)                                                        2,472,313
       400,000          2.26        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2014-FL5, Floating Rate Note, 7/15/31 (144A)              401,439
     3,436,661          2.31        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2014-FL6, Floating Rate Note, 11/17/31 (144A)           3,442,050
     3,750,000          1.83        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)            3,754,672
     3,500,000          2.61        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)            3,500,003
     3,770,000          2.51        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2014-PHH, Floating Rate Note, 8/16/27 (144A)            3,778,261
       989,837          2.16        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2015-FL7 REMICS, Floating Rate Note, 5/15/28
                                    (144A)                                                          988,033
     3,600,000          2.71        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2015-FL7, Floating Rate Note, 5/15/28 (144A)            3,579,008
     4,500,000          3.66        JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2015-SGP, Floating Rate Note, 7/15/36 (144A)            4,528,094
     1,758,748          5.86        LB-UBS Commercial Mortgage Trust 2007-C6, Floating
                                    Rate Note, 7/15/40                                            1,762,876
     3,247,537          5.87        LB-UBS Commercial Mortgage Trust 2007-C7 REMICS,
                                    Floating Rate Note, 9/15/45                                   3,296,251
       191,424          1.20        Lehman Brothers Small Balance Commercial Mortgage
                                    Trust 2006-1, Floating Rate Note, 4/25/31 (144A)                184,190
       373,445          1.21        Lehman Brothers Small Balance Commercial Mortgage
                                    Trust 2006-1, Floating Rate Note, 4/25/31 (144A)                360,787
       155,890          1.93        Lehman Brothers Small Balance Commercial Mortgage
                                    Trust 2007-3 Class 1A4, Floating Rate Note,
                                    10/25/37 (144A)                                                 153,941
       235,133          2.03        Lehman Brothers Small Balance Commercial Mortgage
                                    Trust 2007-3, Floating Rate Note, 10/25/37 (144A)               233,928
     1,269,753          1.48        Lehman XS Trust Series 2005-2, Floating Rate Note,
                                    8/25/35                                                       1,219,370

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
     7,861,418          2.78        LSTAR Commercial Mortgage Trust 2016-7, Floating
                                    Rate Note, 12/1/21 (144A)                                 $   7,792,630
     6,115,293          2.78        LSTAR Securities Investment Trust 2016-5, Floating
                                    Rate Note, 11/1/21 (144A)                                     6,097,726
       267,148          2.78        LSTAR Securities Investment, Ltd., 2015-10, Floating
                                    Rate Note, 11/1/20 (144A)                                       267,065
     2,724,966          2.78        LSTAR Securities Investment, Ltd., 2015-7, Floating
                                    Rate Note, 7/1/17 (144A)                                      2,717,303
     1,525,266          2.78        LSTAR Securities Investment, Ltd., 2015-8, Floating
                                    Rate Note, 8/3/20 (144A)                                      1,527,113
     4,172,921          2.78        LSTAR Securities Investment, Ltd., 2015-9, Floating
                                    Rate Note, 10/1/20 (144A)                                     4,157,272
     2,241,582          2.78        LSTAR Securities Investment, Ltd., 2016-1, Floating
                                    Rate Note, 1/1/21 (144A)                                      2,214,353
     3,766,067          2.78        LSTAR Securities Investment, Ltd., 2016-2 REMICS,
                                    Floating Rate Note, 3/1/21 (144A)                             3,766,067
     4,144,237          2.78        LSTAR Securities Investment, Ltd., 2016-3, Floating
                                    Rate Note, 9/1/21 (144A)                                      4,115,746
     4,748,530          2.78        LSTAR Securities Investment, Ltd., 2016-4, Floating
                                    Rate Note, 10/1/21 (144A)                                     4,716,589
     6,438,181          2.78        LSTAR Securities Investment, Ltd., 2017-1, Floating
                                    Rate Note, 1/1/22 (144A)                                      6,422,085
     4,926,159          2.78        LSTAR Securities Investment, Ltd., 2017-2, Floating
                                    Rate Note, 2/1/22 (144A)                                      4,871,232
     1,961,194          4.50        Marketplace Loan Trust, 2016-Bs1 Series 2016-Bs1
                                    Class A, Floating Rate Note, 1/15/21 (144A)                   1,971,000
       293,808          1.33        MASTR Alternative Loan Trust 2005-1, Floating Rate
                                    Note, 2/25/35                                                   291,717
     1,202,864          1.35        Mellon Residential Funding Corp., Mortgage Pass-Through
                                    Trust Series 2000-TBC3, Floating Rate Note, 12/15/30          1,147,136
       817,142          2.18        Merrill Lynch Mortgage Investors Trust Series MLCC
                                    2003-A, Floating Rate Note, 3/25/28                             763,687
     1,744,173          1.64        Merrill Lynch Mortgage Investors Trust Series MLCC
                                    2003-C REMICS, Floating Rate Note, 6/25/28                    1,657,954
     1,887,715          2.02        Merrill Lynch Mortgage Investors Trust Series MLCC
                                    2003-C, Floating Rate Note, 6/25/28                           1,858,275
       562,942          1.62        Merrill Lynch Mortgage Investors Trust Series MLCC
                                    2003-G, Floating Rate Note, 1/25/29                             538,106
       143,504          2.67        Merrill Lynch Mortgage Investors Trust Series MLCC
                                    2003-G, Floating Rate Note, 1/25/29                             141,961
     1,093,651          1.62        Merrill Lynch Mortgage Investors Trust Series MLCC
                                    2003-H, Floating Rate Note, 1/25/29                           1,072,364
       276,012          1.82        Merrill Lynch Mortgage Investors Trust Series MLCC
                                    2004-B, Floating Rate Note, 5/25/29                             271,520
     1,637,768          1.54        Merrill Lynch Mortgage Investors Trust Series MLCC
                                    2004-C, Floating Rate Note, 7/25/29                           1,521,305
        83,067          2.32        Merrill Lynch Mortgage Investors Trust Series MLCC
                                    2004-C, Floating Rate Note, 7/25/29                              79,761

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 49

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
       304,620          2.96        Merrill Lynch Mortgage Investors Trust Series MLCC
                                    2004-D, Floating Rate Note, 9/25/29                       $     302,957
     1,765,582          2.15        Merrill Lynch Mortgage Investors Trust Series MLCC
                                    2004-E, Floating Rate Note, 11/25/29                          1,706,106
     1,713,142          1.54        Merrill Lynch Mortgage Investors Trust Series MLCC
                                    2004-G, Floating Rate Note, 1/25/30                           1,615,392
       573,689          1.92        Merrill Lynch Mortgage Investors Trust Series MLCC
                                    2004-G, Floating Rate Note, 1/25/30                             553,577
     1,551,702          1.44        Merrill Lynch Mortgage Investors Trust Series MLCC
                                    2005-A, Floating Rate Note, 3/25/30                           1,502,358
       523,345          5.52        ML-CFC Commercial Mortgage Trust 2006-3, Floating
                                    Rate Note, 7/12/46                                              522,719
     8,036,023                      Morgan Stanley Capital I Trust 2007-HQ13, 5.569%,
                                    12/15/44                                                      8,116,891
     2,639,002          5.57        Morgan Stanley Capital I Trust 2007-TOP25, Floating
                                    Rate Note, 11/12/49                                           2,675,262
     3,860,000          2.66        Morgan Stanley Capital I Trust 2015-XLF1, Floating
                                    Rate Note, 8/14/31 (144A)                                     3,864,215
     2,870,000          3.11        Morgan Stanley Capital I Trust 2015-XLF1, Floating
                                    Rate Note, 8/14/31 (144A)                                     2,874,127
     3,000,000          3.66        Morgan Stanley Capital I Trust 2015-XLF1, Floating
                                    Rate Note, 8/17/26 (144A)                                     3,000,000
     3,500,000          2.26        Morgan Stanley Capital I Trust 2017-PRME, Floating
                                    Rate Note, 2/15/34 (144A)                                     3,478,222
     1,861,680          1.52        Morgan Stanley Mortgage Loan Trust 2005-5AR,
                                    Floating Rate Note, 9/25/35                                   1,860,616
     1,389,218          1.26        Morgan Stanley Mortgage Loan Trust 2005-6AR,
                                    Floating Rate Note, 11/25/35                                  1,362,312
        26,005          1.25        Morgan Stanley Mortgage Loan Trust 2005-6AR,
                                    Floating Rate Note, 11/25/35                                     25,986
     2,527,459          1.76        MortgageIT Trust 2004-1, Floating Rate Note, 11/25/34         2,464,035
     2,250,000          2.00        Nelder Grove CLO, Ltd., Floating Rate Note, 8/28/26
                                    (144A)                                                        2,249,667
     2,645,434          2.93        Newstar Trust, Floating Rate Note, 1/20/23 (144A)             2,645,285
       890,498          0.93        Nomura Resecuritization Trust 2014-1R, Floating Rate
                                    Note, 10/26/36 (144A)                                           873,093
     7,942,260          2.37        NorthStar 2016-1, Floating Rate Note, 9/25/31 (144A)          7,928,441
     3,351,502          1.37        Opteum Mortgage Acceptance Corp., Asset Backed
                                    Pass-Through Certificates 2005-4, Floating Rate Note,
                                    11/25/35                                                      3,183,847
     3,223,241          2.39        Palmer Square Loan Funding 2016-2, Ltd., Floating
                                    Rate Note, 6/21/24 (144A)                                     3,223,073
       500,000          3.14        Palmer Square Loan Funding 2016-2, Ltd., Floating
                                    Rate Note, 6/21/24 (144A)                                       499,972
     3,500,000          1.59        Pepper Residential Securities Trust No 14, Floating
                                    Rate Note, 6/13/17                                            3,501,424

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
     2,811,647          2.89        Pepper Residential Securities Trust, Floating Rate
                                    Note, 3/10/58 (144A)                                      $   2,812,459
     3,500,000          0.00        Pepper Residential Securities Trust, No. 16 Series 16A
                                    Class A1U2, Floating Rate Note, 3/13/18                       3,500,000
     8,000,000          1.95        Pepper Residential Securities Trust, Series 18A
                                    Class A1Ua, Floating Rate Note, 8/12/58                       8,000,000
     2,564,134          2.36        PFP 2015-2, Ltd., Floating Rate Note, 7/14/34 (144A)          2,562,880
     2,600,000          1.83        Pfp 2017-3, Ltd., Series 2017-3 Class A, Floating
                                    Rate Note, 1/14/35 (144A)                                     2,606,214
     2,998,945          3.50        Pmt Loan Trust, 2013-J1 Series 2013-J1 Class A6,
                                    Floating Rate Note, 9/25/43 (144A)                            3,002,485
     4,089,468                      Pretium Mortgage Credit Partners I 2016-NPL5 LLC,
                                    3.875%, 9/27/31 (Step) (144A)                                 4,089,538
     1,700,000          2.31        Progress Residential 2016-SFR2 Trust, Floating Rate
                                    Note, 1/17/34 (144A)                                          1,715,375
     2,400,000          2.66        Progress Residential 2016-SFR2 Trust, Floating Rate
                                    Note, 1/17/34 (144A)                                          2,402,140
     3,374,658          2.33        RAIT 2016-FL6 Trust, Floating Rate Note, 11/13/31
                                    (144A)                                                        3,374,658
        11,058          1.33        RALI Series 2002-QS16 Trust, Floating Rate Note,
                                    10/25/17                                                         11,009
       181,295          1.23        RALI Series 2003-QS5 Trust, Floating Rate Note, 3/25/18         179,655
     1,873,625          1.38        RALI Series 2005-QA1 Trust, Floating Rate Note, 1/25/35       1,851,750
     2,495,904                      Readycap Mortgage Trust 2016-3, 2.93997%,
                                    11/20/38 (144A)                                               2,472,399
     3,864,052          2.31        RESI Finance LP 2003-CB1, Floating Rate Note, 7/9/35          3,670,850
     1,399,080          1.82        RESI MAC, 2014-1A, Floating Rate Note, 6/12/19                1,390,088
       364,693          1.23        Residential Asset Securitization Trust 2003-A15,
                                    Floating Rate Note, 2/25/34                                     329,071
     1,246,851          1.99        Resource Capital Corp., 2014-CRE2, Ltd., Floating Rate
                                    Note, 4/15/32 (144A)                                          1,246,434
       840,617          2.17        Resource Capital Corp., 2015-CRE4, Ltd., Floating Rate
                                    Note, 8/15/32 (144A)                                            837,171
       337,731                      RREF 2015-LT7 LLC, 3.0%, 12/27/32 (144A)                        337,805
       368,623          1.94        Sequoia Mortgage Trust 2003-2, Floating Rate Note,
                                    6/20/33                                                         358,058
       141,060          1.62        Sequoia Mortgage Trust 2003-8, Floating Rate Note,
                                    1/20/34                                                         134,294
       207,472          2.65        Sequoia Mortgage Trust 2004-7, Floating Rate Note,
                                    8/20/34                                                         208,616
     2,300,194          1.91        Silver Bay Realty 2014-1 Trust, Floating Rate Note,
                                    9/17/31 (144A)                                                2,301,635
       438,090          1.78        Springleaf Mortgage Loan Trust 2013-2, Floating Rate
                                    Note, 12/28/65 (144A)                                           438,460
     2,000,000          2.37        Stone Tower CLO VI, Ltd., Floating Rate Note, 4/17/21
                                    (144A)                                                        1,999,909

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 51

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
     1,262,590          3.29        Structured Adjustable Rate Mortgage Loan Trust,
                                    Floating Rate Note, 3/25/34                               $   1,264,538
     1,173,026          1.88        Structured Asset Mortgage Investments Trust
                                    2002-AR5, Floating Rate Note, 5/19/33                         1,150,515
       251,865          1.92        Structured Asset Securities Corp., Mortgage
                                    Pass-Through Certificates Series 1998-8, Floating
                                    Rate Note, 8/25/28                                              250,596
        40,395          1.48        Structured Asset Securities Corp., Mortgage
                                    Pass-Through Certificates Series 2003-35, Floating
                                    Rate Note, 12/25/33                                              40,315
       241,605          1.08        Structured Asset Securities Corp., Trust 2005-14,
                                    Floating Rate Note, 7/25/35                                     191,538
     4,500,000          2.51        Symphony CLO VIII LP, Floating Rate Note,
                                    1/9/23 (144A)                                                 4,502,286
       467,180          2.74        Thornburg Mortgage Securities Trust 2004-4,
                                    Floating Rate Note, 12/25/44                                    461,015
       961,479          2.98        Velocity Commercial Capital Loan Trust 2014-1,
                                    Floating Rate Note, 9/25/44 (144A)                              967,489
     5,001,594                      VOLT LI LLC, 3.5%, 10/25/46 (Step) (144A)                     5,038,307
       660,580                      VOLT NPL X LLC, 3.375%, 10/26/54 (Step) (144A)                  662,242
     2,929,590          2.34        Voya CLO 2012-3, Ltd., Floating Rate Note,
                                    10/15/22 (144A)                                               2,929,993
       574,195          6.05        Wachovia Bank Commercial Mortgage Trust Series
                                    2007-C33 REMICS, Floating Rate Note, 2/15/51                    573,550
     2,600,000          5.82        Wachovia Bank Commercial Mortgage Trust Series
                                    2007-C34 REMICS, Floating Rate Note, 5/15/46                  2,641,946
     2,500,000          2.76        Wells Fargo Commercial Mortgage Trust 2014-TISH
                                    REMICS, Floating Rate Note, 2/15/27 (144A)                    2,501,097
     1,500,000          4.41        Wells Fargo Commercial Mortgage Trust 2014-TISH,
                                    Floating Rate Note, 1/15/27 (144A)                            1,452,942
     1,211,076          3.73        Wells Fargo Credit Risk Transfer Securities Trust 2015,
                                    Floating Rate Note, 11/25/25 (144A)                           1,216,847
     1,162,882          3.83        Wells Fargo Credit Risk Transfer Securities Trust 2015,
                                    Floating Rate Note, 11/25/25 (144A)                           1,168,689
     1,664,897          3.06        Wells Fargo Mortgage Backed Securities 2005-AR13
                                    Trust, Floating Rate Note, 5/25/35                            1,667,879
        31,223          1.26        Westwood CDO II, Ltd., Floating Rate Note,
                                    4/25/22 (144A)                                                   31,211
                                                                                              -------------
                                                                                              $ 573,185,474
                                                                                              -------------
                                    Total Banks                                               $ 578,736,246
-----------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.8%
                                    Other Diversified Financial Services -- 0.7%
     3,600,000          5.76        Bank of America Commercial Mortgage Trust 2007-3,
                                    Floating Rate Note, 6/10/49                               $   3,608,785
        836,778         5.72        Credit Suisse Commercial Mortgage Trust Series
                                    2007-C3, Floating Rate Note, 6/15/39                            836,340

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Other Diversified Financial Services -- (continued)
       887,539          5.96        Credit Suisse Commercial Mortgage Trust Series
                                    2007-C4 REMICS, Floating Rate Note, 9/15/39               $     891,809
     5,000,000          5.96        Credit Suisse Commercial Mortgage Trust Series
                                    2007-C4, Floating Rate Note, 9/15/39                          5,032,018
     1,878,408          1.08        Crusade Global Trust No 1 of 2007, Floating Rate
                                    Note, 4/19/38                                                 1,868,310
     1,857,631          5.79        Morgan Stanley Capital I Trust 2007-TOP27 REMICS,
                                    Floating Rate Note, 6/11/42                                   1,860,023
     7,074,919          6.30        Morgan Stanley Capital I Trust 2008-TOP29 REMICS,
                                    Floating Rate Note, 1/11/43                                   7,248,155
                                                                                              -------------
                                                                                              $  21,345,440
-----------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.1%
     3,500,000          2.91        BAMLL Commercial Mortgage Securities Trust
                                    2015-ASHF REMICS, Floating Rate Note, 1/15/28
                                    (144A)                                                    $   3,471,300
                                                                                              -------------
                                    Total Diversified Financials                              $  24,816,740
-----------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.0%+
                                    Residential REIT -- 0.0%+
       125,000          3.41        American Homes 4 Rent 2014-SFR1 REMICS,
                                    Floating Rate Note, 6/17/31 (144A)                        $     125,000
                                                                                              -------------
                                    Total Real Estate                                         $     125,000
-----------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- 5.8%
     1,158,094          2.78        Fannie Mae Connecticut Avenue Securities, Floating
                                    Rate Note, 10/25/23                                       $   1,170,478
       834,957          2.38        Fannie Mae Connecticut Avenue Securities, Floating
                                    Rate Note, 4/25/28                                              836,997
     1,947,693          2.28        Fannie Mae Connecticut Avenue Securities, Floating
                                    Rate Note, 4/25/29                                            1,957,599
     1,312,179          1.73        Fannie Mae Connecticut Avenue Securities, Floating
                                    Rate Note, 5/25/24                                            1,317,265
     5,548,893          1.98        Fannie Mae Connecticut Avenue Securities, Floating
                                    Rate Note, 7/25/24                                            5,562,915
     4,156,433          2.08        Fannie Mae Connecticut Avenue Securities, Floating
                                    Rate Note, 7/25/29                                            4,176,502
     1,899,763          2.73        Fannie Mae Connecticut Avenue Securities, Floating
                                    Rate Note, 8/25/28                                            1,922,535
     1,744,818          2.93        Fannie Mae Connecticut Avenue Securities, Floating
                                    Rate Note, 9/25/28                                            1,768,591
     3,480,000          2.13        Fannie Mae Connecticut Avenue Securities, Series
                                    2017-C02 Class 2M1, Floating Rate Note, 9/15/29               3,483,290
     2,616,128          1.13        Fannie Mae Trust 2003-W6, Floating Rate Note,
                                    9/25/42                                                       2,600,491
       159,993          2.72        Fannie Mae Trust 2005-W4, Floating Rate Note,
                                    6/26/45                                                         170,685

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 53

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- (continued)
     1,286,597          1.04        Fannie Mae Whole Loan, Floating Rate Note,
                                    11/25/46                                                   $  1,288,665
     1,034,488                      Fannie Mae, 2.5%, 6/25/24                                     1,043,560
       953,474                      Fannie Mae, 3.0%, 1/25/29                                       962,121
       970,651                      Fannie Mae, 3.0%, 11/25/18                                      977,919
       175,616                      Fannie Mae, 3.0%, 8/25/25                                       176,739
       199,300                      Fannie Mae, 3.5%, 10/25/23                                      199,758
       525,444                      Fannie Mae, 3.5%, 6/25/21                                       534,433
     1,315,411                      Fannie Mae, 4.5%, 9/25/18                                     1,335,559
       308,199                      Fannie Mae, 4.5%, 9/25/35                                       309,735
       416,535                      Federal Home Loan Banks, 2.9%, 4/20/17                          416,920
       705,711          1.17        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 1/15/33                                              706,027
       180,521          1.07        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 1/15/36                                              180,110
     1,747,005          1.07        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 1/15/37                                            1,738,278
        29,145          0.92        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 10/15/20                                              29,119
        48,187          1.72        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 10/15/31                                              48,941
       712,080          1.35        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 10/15/37                                             717,208
       281,006          1.39        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 10/15/37                                             284,981
        70,253          1.37        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 11/15/31                                              71,343
       162,613          1.77        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 11/15/33                                             166,795
       114,054          1.12        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 11/15/35                                             113,772
       527,324          1.12        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 11/15/36                                             526,435
       284,344          1.12        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 11/15/36                                             283,766
       198,108          1.17        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 11/15/40                                             198,234
        69,858          1.17        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 12/15/20                                              70,188
       309,313          1.22        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 12/15/28                                             310,033
        97,808          1.12        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 12/15/32                                              97,709
        18,020          1.27        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 12/15/32                                              18,095
       224,092          1.17        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 12/15/32                                             224,870

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- (continued)
       240,469          1.17        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 12/15/32                                       $     241,435
       600,605          1.47        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 12/15/39                                             603,166
       388,133          1.12        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 12/15/41                                             385,848
        41,507          1.00        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 2/15/19                                               41,503
        99,731          1.07        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 2/15/25                                               99,836
       167,575          1.12        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 2/15/29                                              167,355
       428,323          1.07        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 2/15/30                                              428,911
       395,069          1.17        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 2/15/33                                              395,349
       220,236          1.32        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 2/15/33                                              222,825
       543,945          1.07        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 2/15/36                                              541,332
       196,101          1.12        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 2/15/36                                              195,348
       318,991          1.07        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 2/15/39                                              320,028
       855,918          1.82        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 3/15/24                                              875,357
       419,745          1.77        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 3/15/32                                              430,184
       129,101          1.47        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 3/15/32                                              130,281
       593,008          1.77        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 3/15/32                                              611,151
       573,091          1.07        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 3/15/36                                              571,765
        63,823          1.22        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 3/15/39                                               64,078
     1,313,041          1.17        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 3/15/41                                            1,318,241
       348,527          1.07        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 4/15/36                                              347,757
        75,167          1.12        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 5/15/29                                               75,625
       248,862          2.28        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 5/15/33                                              258,074
       585,115          1.11        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 5/15/35                                              583,370
       171,430          1.07        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 5/15/35                                              171,778

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 55

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- (continued)
       284,899          1.17        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 5/15/36                                        $     284,408
       133,846          1.11        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 5/15/37                                              133,221
        75,502          2.02        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 5/15/37                                               76,510
        59,679          1.12        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 5/15/41                                               59,425
        20,702          1.22        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 6/15/23                                               20,740
       320,565          1.17        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 6/15/33                                              320,910
       350,468          1.19        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 6/15/36                                              350,378
     1,265,825          1.08        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 6/15/36                                            1,261,065
        25,887          1.16        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 7/15/21                                               25,935
       319,578          1.17        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 7/15/23                                              321,009
       356,684          1.01        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 7/15/34                                              353,498
       690,164          1.27        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 7/15/36                                              692,255
        29,162          1.17        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 7/15/36                                               29,149
       274,735          0.97        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 7/15/36                                              274,883
       293,028          1.12        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 7/15/40                                              292,111
       255,167          0.97        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 8/15/26                                              255,177
       456,611          1.02        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 8/15/35                                              456,494
       255,620          1.02        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 8/15/35                                              254,424
       443,051          1.02        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 8/15/36                                              440,005
       490,509          1.07        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 9/15/26                                              491,476
        91,055          1.37        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 9/15/32                                               92,322
       237,776          1.19        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 9/15/36                                              237,936
       161,707          1.17        Federal Home Loan Mortgage Corp. REMICS, Floating
                                    Rate Note, 9/15/36                                              161,624
     1,549,934                      Federal Home Loan Mortgage Corp., 3.0%, 12/15/24              1,561,425

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- (continued)
       443,554          1.02        Federal Home Loan Mortgage Corp., Floating Rate
                                    Note, 1/15/35                                             $     441,286
        91,923          1.12        Federal Home Loan Mortgage Corp., Floating Rate
                                    Note, 2/15/18                                                    91,873
       354,636          1.77        Federal Home Loan Mortgage Corp., Floating Rate
                                    Note, 3/15/32                                                   363,456
       367,391          1.37        Federal Home Loan Mortgage Corp., Floating Rate
                                    Note, 4/15/28                                                   373,463
       215,900          1.37        Federal Home Loan Mortgage Corp., Floating Rate
                                    Note, 6/15/31                                                   219,246
     2,616,428          1.47        Federal Home Loan Mortgage Corp., Floating Rate
                                    Note, 8/15/35                                                 2,640,621
       146,326          1.43        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 1/18/32                                     148,701
       234,544          1.48        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 1/25/32                                     238,917
        93,867          1.43        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 1/25/33                                      95,609
       257,411          1.28        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 1/25/33                                     257,906
       160,046          1.33        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 1/25/40                                     160,843
       383,769          1.08        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 10/25/35                                    381,721
     1,477,081          1.18        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 10/25/36                                  1,474,639
        77,968          1.33        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 10/25/37                                     78,177
       481,073          1.38        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 10/25/37                                    485,295
       370,222          2.00        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 10/25/38                                    378,414
         5,443          1.18        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 10/27/37                                      5,439
     1,191,774          1.78        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 11/18/32                                  1,220,363
       287,774          1.38        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 11/25/31                                    292,361
       253,241          1.38        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 11/25/31                                    257,278
       434,854          1.28        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 11/25/33                                    435,753
       308,397          1.08        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 11/25/34                                    309,891
       217,298          1.10        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 11/25/36                                    216,306

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 57

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- (continued)
        65,934          1.38        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 12/25/23                              $      66,083
       192,259          1.78        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 12/25/23                                    194,377
        63,057          1.33        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 12/25/30                                     64,107
       538,860          1.68        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 12/25/31                                    546,337
       238,008          1.38        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 12/25/32                                    239,382
       134,872          1.02        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 12/25/36                                    133,930
       286,183          1.40        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 12/25/37                                    287,026
        95,562          1.18        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 12/25/38                                     95,812
       210,119          1.53        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 2/25/33                                     214,351
       497,561          1.13        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 2/25/33                                     501,417
       529,672          1.09        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 2/25/35                                     527,695
       369,290          1.03        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 2/25/37                                     366,546
       287,882          0.98        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 2/25/37                                     285,980
       138,670          1.48        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 2/25/38                                     140,385
        47,079          1.28        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 3/25/23                                      47,088
       345,856          1.28        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 3/25/24                                     349,658
       174,427          1.16        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 3/25/28                                     175,224
       944,850          1.18        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 3/25/34                                     944,915
        79,427          1.08        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 3/25/36                                      78,397
       118,345          1.78        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 3/25/37                                     121,693
       560,656          1.03        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 3/25/37                                     556,481
       273,332          1.03        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 3/25/37                                     271,580
     1,213,329          1.20        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 3/25/45                                   1,182,901
       113,822          1.08        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 4/25/25                                     113,770

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- (continued)
     1,287,710          1.68        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 4/25/32                               $   1,306,723
       643,133          1.28        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 4/25/33                                     646,229
       312,749          1.28        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 4/25/42                                     313,642
       241,136          1.28        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 5/25/33                                     241,529
       244,334          1.13        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 5/25/36                                     243,468
       737,532          1.09        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 5/25/36                                     736,499
       435,105          1.18        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 5/25/37                                     431,551
       146,967          1.38        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 5/25/40                                     148,241
       384,134          1.28        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 5/25/40                                     385,269
       519,292          1.33        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 5/25/40                                     523,737
       151,266          1.18        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 6/25/23                                     151,896
       469,034          1.23        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 6/25/36                                     469,201
       540,106          1.02        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 6/25/37                                     535,230
        49,687          1.01        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 6/25/37                                      49,290
       186,738          1.03        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 6/25/37                                     185,310
        53,695          1.23        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 6/25/37                                      53,786
        39,648          1.28        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 7/18/27                                      40,131
       278,513          1.38        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 7/25/31                                     282,952
       199,478          1.38        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 7/25/31                                     202,989
       121,664          1.78        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 7/25/32                                     123,950
       332,063          1.18        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 7/25/34                                     332,164
       101,507          1.23        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 7/25/34                                     101,538
     1,340,679          1.08        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 7/25/35                                   1,334,238
     1,284,995          1.03        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 7/25/35                                   1,279,812

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 59

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- (continued)
       176,685          1.07        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 7/25/36                               $     175,889
       174,867          1.18        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 7/25/37                                     174,937
       126,668          1.28        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 8/25/31                                     127,216
        54,032          1.38        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 8/25/32                                      54,847
       178,187          1.28        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 8/25/32                                     179,013
         4,671          1.18        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 8/25/33                                       4,685
       129,158          1.33        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 8/25/36                                     129,077
           863          1.58        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 9/25/20                                         864
        49,075          1.68        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 9/25/21                                      49,822
       230,373          1.28        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 9/25/32                                     231,227
     1,240,469          1.28        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 9/25/33                                   1,243,088
       234,473          1.35        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 9/25/36                                     234,930
       478,917          1.28        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 9/25/37                                     479,497
       226,858          1.35        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 9/25/37                                     229,683
       125,733          1.33        Federal National Mortgage Association REMICS,
                                    Floating Rate Note, 9/25/37                                     127,299
       192,259          2.02        Federal National Mortgage Association, Floating
                                    Rate Note, 12/25/23                                             195,893
     4,541,240          1.08        Federal National Mortgage Association, Floating
                                    Rate Note, 12/25/33                                           4,525,812
    10,167,381          1.23        Federal National Mortgage Association, Floating
                                    Rate Note, 2/25/38                                           10,188,676
       322,440          1.08        Federal National Mortgage Association, Floating
                                    Rate Note, 3/25/18                                              322,428
        92,573          3.01        Federal National Mortgage Association, Floating
                                    Rate Note, 4/25/35                                               95,228
       320,734          1.12        Freddie Mac Strips, Floating Rate Note, 12/15/36                320,110
       245,053          1.02        Freddie Mac Strips, Floating Rate Note, 8/15/36                 243,884
     1,059,370          1.07        Freddie Mac Strips, Floating Rate Note, 8/15/36               1,056,180
       153,507          3.18        Freddie Mac Structured Agency Credit Risk Debt
                                    Notes, Floating Rate Note, 10/25/24                             153,893
     1,500,000          2.98        Freddie Mac Structured Agency Credit Risk Debt
                                    Notes, Floating Rate Note, 10/25/28                           1,527,701

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- (continued)
       479,269          2.23        Freddie Mac Structured Agency Credit Risk Debt
                                    Notes, Floating Rate Note, 11/25/23                       $     481,054
       942,390          1.98        Freddie Mac Structured Agency Credit Risk Debt
                                    Notes, Floating Rate Note, 11/25/28                             945,961
     1,689,706          1.78        Freddie Mac Structured Agency Credit Risk Debt
                                    Notes, Floating Rate Note, 2/25/24                            1,690,965
       750,000          2.08        Freddie Mac Structured Agency Credit Risk Debt
                                    Notes, Floating Rate Note, 3/25/29                              752,185
     1,209,987          1.58        Freddie Mac Structured Agency Credit Risk Debt
                                    Notes, Floating Rate Note, 4/25/29                            1,211,504
     1,444,143          2.23        Freddie Mac Structured Agency Credit Risk Debt
                                    Notes, Floating Rate Note, 7/25/28                            1,450,721
       300,000          3.68        Freddie Mac Structured Agency Credit Risk Debt
                                    Notes, Floating Rate Note, 7/25/28                              312,569
       128,286          3.18        Freddie Mac Structured Agency Credit Risk Debt
                                    Notes, Floating Rate Note, 8/25/24                              128,861
     3,974,302          2.13        Freddie Mac Structured Agency Credit Risk Debt
                                    Notes, Floating Rate Note, 8/25/29                            3,988,389
     1,452,569          2.53        Freddie Mac Structured Agency Credit Risk Debt
                                    Notes, Floating Rate Note, 9/25/28                            1,461,758
     5,291,965          2.08        Freddie Mac Structured Agency Credit Risk Debt
                                    Notes, Series 2015-Hq2 Class M1, Floating Rate
                                    Note, 5/25/35                                                 5,304,933
       584,233                      Freddie Mac, 2.0%, 11/15/20                                     588,157
       664,216                      Freddie Mac, 2.0%, 8/15/20                                      667,440
     2,035,628                      Freddie Mac, 3.0%, 10/15/25                                   2,063,325
       327,151                      Freddie Mac, 3.0%, 4/15/24                                      328,328
     1,481,825                      Freddie Mac, 3.0%, 5/15/29                                    1,506,438
     3,072,441                      Freddie Mac, 3.1%, 2/15/25                                    3,104,790
     1,028,726                      Freddie Mac, 3.5%, 1/15/24                                    1,039,358
     9,292,000          4.77        FREMF Mortgage Trust 2011-K702, Floating Rate
                                    Note, 4/25/44 (144A)                                          9,498,694
       250,000          4.88        FREMF Mortgage Trust 2011-K703, Floating Rate
                                    Note, 7/25/44 (144A)                                            257,016
     3,897,000          2.90        FREMF Mortgage Trust 2013-K502, Floating Rate
                                    Note, 3/27/45 (144A)                                          3,895,646
     1,487,874          3.00        FREMF Mortgage Trust 2014-KF04 REMICS, Floating
                                    Rate Note, 6/25/21 (144A)                                     1,503,183
     5,183,551          4.79        FREMF Mortgage Trust 2014-KF05 REMICS, Floating
                                    Rate Note, 9/25/21 (144A)                                     5,030,678
     4,186,920          3.36        FREMF Mortgage Trust 2014-KS02 REMICS, Floating
                                    Rate Note, 8/25/23 (144A)                                     4,170,549
     9,161,779          2.59        FREMF Mortgage Trust 2015-KLSF REMICS, Floating
                                    Rate Note, 11/25/22 (144A)                                    9,249,894
    13,905,688          1.13        Government National Mortgage Association REMICS,
                                    Floating Rate Note, 1/20/47                                  13,946,903

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 61

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- (continued)
       503,112                      Government National Mortgage Association,
                                    3.0%, 2/16/24                                             $     509,554
       450,091          0.97        Government National Mortgage Association, Floating
                                    Rate Note, 1/16/33                                              451,105
       786,099          1.02        Government National Mortgage Association, Floating
                                    Rate Note, 1/16/35                                              781,735
       205,441          1.45        Government National Mortgage Association, Floating
                                    Rate Note, 10/16/39                                             207,737
       249,855          1.18        Government National Mortgage Association, Floating
                                    Rate Note, 10/20/38                                             250,762
       749,081          1.03        Government National Mortgage Association, Floating
                                    Rate Note, 2/20/35                                              744,894
       775,229          1.27        Government National Mortgage Association, Floating
                                    Rate Note, 4/16/30                                              777,965
       162,206          1.32        Government National Mortgage Association, Floating
                                    Rate Note, 4/16/32                                              164,294
       170,131          1.17        Government National Mortgage Association, Floating
                                    Rate Note, 5/16/38                                              170,223
       154,000          1.27        Government National Mortgage Association, Floating
                                    Rate Note, 6/16/31                                              154,706
       281,603          1.77        Government National Mortgage Association, Floating
                                    Rate Note, 8/16/39                                              288,349
       260,287          1.28        Government National Mortgage Association, Floating
                                    Rate Note, 8/20/38                                              261,744
       700,061          1.31        NCUA Guaranteed Notes Trust REMICS, Floating
                                    Rate Note, 3/9/21                                               698,743
                                                                                              -------------
                                                                                              $ 185,830,695
                                                                                              -------------
                                    Total Government                                          $ 185,830,695
-----------------------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                    (Cost $797,578,446)                                       $ 796,896,325
-----------------------------------------------------------------------------------------------------------
                                    CORPORATE BONDS -- 28.8%
                                    ENERGY -- 1.7%
                                    Oil & Gas Equipment & Services -- 0.2%
     5,985,000                      Schlumberger Holdings Corp., 1.9%,
                                    12/21/17 (144A)                                           $   5,995,546
-----------------------------------------------------------------------------------------------------------
                                    Integrated Oil & Gas -- 1.0%
     1,848,000          1.54        Bp Capital Markets Plc, Floating Rate Note, 5/10/18       $   1,854,389
     1,585,000                      Chevron Corp., 1.718%, 6/24/18                                1,590,089
     1,385,000          1.42        Chevron Corp., Floating Rate Note, 11/16/18                   1,394,706
     2,550,000          1.10        Chevron Corp., Floating Rate Note, 3/2/18                     2,552,530
     3,115,000          1.30        Chevron Corp., Floating Rate Note, 3/3/20                     3,116,330
     4,190,000          1.41        Chevron Corp., Floating Rate Note, 5/16/18                    4,210,824
     2,700,000          1.54        Exxon Mobil Corp., Floating Rate Note, 2/28/18                2,716,035

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Integrated Oil & Gas -- (continued)
     5,590,000          1.46        Shell International Finance BV, Floating Rate
                                    Note, 11/10/18                                            $   5,629,611
     1,390,000          1.20        Shell International Finance BV, Floating Rate
                                    Note, 5/10/17                                                 1,390,470
     2,650,000          1.30        Shell International Finance BV, Floating Rate
                                    Note, 9/12/19                                                 2,659,726
     3,280,000          1.09        Statoil ASA, Floating Rate Note, 11/9/17                      3,284,061
     2,555,000          1.33        Statoil ASA, Floating Rate Note, 5/15/18                      2,559,114
                                                                                              -------------
                                                                                              $  32,957,885
-----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 0.2%
     3,120,000                      Canadian Natural Resources, Ltd., 1.75%, 1/15/18          $   3,119,348
     3,800,000                      Canadian Natural Resources, Ltd., 5.7%, 5/15/17               3,817,522
                                                                                              -------------
                                                                                              $   6,936,870
-----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 0.3%
     2,650,000                      Enterprise Products Operating LLC, 6.3%, 9/15/17          $   2,704,465
     3,190,000                      Kinder Morgan Energy Partners LP, 5.95%, 2/15/18              3,298,805
     1,280,000                      Tennessee Gas Pipeline Co., LLC, 7.5%, 4/1/17                 1,280,000
     2,895,000                      TransCanada PipeLines, Ltd., 1.625%, 11/9/17                  2,895,156
                                                                                              -------------
                                                                                              $  10,178,426
                                                                                              -------------
                                    Total Energy                                              $  56,068,727
-----------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.4%
                                    Aerospace & Defense -- 0.2%
     5,155,000                      United Technologies Corp., 1.8%, 6/1/17                   $   5,160,036
     2,650,000          1.24        United Technologies Corp., Floating Rate
                                    Note, 11/1/19                                                 2,667,175
                                                                                              -------------
                                                                                              $   7,827,211
-----------------------------------------------------------------------------------------------------------
                                    Industrial Conglomerates -- 0.2%
     6,015,000          1.32        Honeywell International, Inc., Floating Rate
                                    Note, 10/30/19                                            $   6,053,568
                                                                                              -------------
                                    Total Capital Goods                                       $  13,880,779
-----------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.1%
                                    Railroads -- 0.1%
     2,600,000                      Burlington Northern Santa Fe LLC, 5.65%, 5/1/17           $   2,608,333
     1,670,000          1.07        Canadian National Railway Co., Floating Rate
                                    Note, 11/14/17                                                1,670,985
                                                                                              -------------
                                                                                              $   4,279,318
                                                                                              -------------
                                    Total Transportation                                      $   4,279,318
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 63

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 1.9%
                                    Automobile Manufacturers -- 1.9%
     2,650,000          1.66        Daimler Finance North America LLC, Floating Rate
                                    Note, 10/30/19 (144A)                                     $   2,662,943
     1,275,000          1.35        Daimler Finance North America LLC, Floating Rate
                                    Note, 3/2/18 (144A)                                           1,277,128
     5,555,000          1.50        Daimler Finance North America LLC, Floating Rate
                                    Note, 5/18/18 (144A)                                          5,572,287
     3,761,000          1.37        Daimler Finance North America LLC, Floating Rate
                                    Note, 8/1/17 (144A)                                           3,764,517
     3,215,000          1.74        Daimler Finance North America LLC, Floating Rate
                                    Note, 8/3/17 (144A)                                           3,222,211
     2,980,000          2.01        Ford Motor Credit Co LLC, Floating Rate Note, 1/9/20          3,011,844
     2,600,000          1.82        Ford Motor Credit Co. LLC, Floating Rate Note, 1/9/18         2,609,815
     4,360,000          1.47        Ford Motor Credit Co. LLC, Floating Rate Note, 9/8/17         4,362,947
     4,795,000          1.95        Ford Motor Credit Co., LLC, Floating Rate Note
                                    Series 1, 3/12/19                                             4,815,014
     1,072,000                      Nissan Motor Acceptance Corp., 1.95%,
                                    9/12/17 (144A)                                                1,073,037
     1,000,000          2.12        Nissan Motor Acceptance Corp., Floating Rate
                                    Note, 3/8/19 (144A)                                           1,009,748
     3,115,000          1.81        Nissan Motor Acceptance Corp., Floating Rate
                                    Note, 4/6/18 (144A)                                           3,131,992
     2,650,000          1.48        Nissan Motor Acceptance Corp., Floating Rate
                                    Note, 9/13/19 (144A)                                          2,657,894
     3,150,000                      Toyota Motor Credit Corp., 1.25%, 10/5/17                     3,148,850
     2,802,000                      Toyota Motor Credit Corp., 1.75%, 5/22/17                     2,804,326
     2,650,000          1.46        Toyota Motor Credit Corp., Floating Rate
                                    Note, 10/18/19                                                2,661,427
     4,400,000          1.73        Toyota Motor Credit Corp., Floating Rate
                                    Note, 2/19/19                                                 4,453,099
     2,589,000          1.11        Toyota Motor Credit Corp., Floating Rate
                                    Note, 5/16/17                                                 2,589,831
     2,501,000          1.48        Toyota Motor Credit Corp., Floating Rate
                                    Note, 7/13/18                                                 2,509,666
     2,500,000          1.35        Volkswagen Group of America Finance LLC,
                                    Floating Rate Note, 11/20/17 (144A)                           2,501,588
                                                                                              -------------
                                                                                              $  59,840,164
                                                                                              -------------
                                    Total Automobiles & Components                            $  59,840,164
-----------------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.2%
                                    Broadcasting -- 0.2%
     6,795,000          1.71        NBCUniversal Enterprise, Inc., Floating Rate
                                    Note, 4/15/18 (144A)                                      $   6,836,490
                                                                                              -------------
                                    Total Media                                               $   6,836,490
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.1%
                                    Home Improvement Retail -- 0.1%
     2,600,000          1.33        The Home Depot, Inc., Floating Rate Note, 9/15/17         $   2,605,164
                                                                                              -------------
                                    Total Retailing                                           $   2,605,164
-----------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 0.4%
                                    Brewers -- 0.1%
     2,580,000                      Anheuser-Busch InBev Worldwide, Inc.,
                                    1.375%, 7/15/17                                           $   2,577,405
-----------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats -- 0.1%
     4,305,000          1.65        Mondelez International Holdings Netherlands BV,
                                    Floating Rate Note, 10/28/19 (144A)                       $   4,322,797
-----------------------------------------------------------------------------------------------------------
                                    Tobacco -- 0.2%
     4,532,000                      Reynolds American, Inc., 2.3%, 8/21/17                    $   4,544,726
                                                                                              -------------
                                    Total Food, Beverage & Tobacco                            $  11,444,928
-----------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                    Health Care Equipment -- 0.2%
     2,945,000                      Becton Dickinson and Co., 1.8%, 12/15/17                  $   2,947,197
     2,680,000          1.76        Medtronic, Inc., Floating Rate Note, 3/15/20                  2,728,106
                                                                                              -------------
                                                                                              $   5,675,303
-----------------------------------------------------------------------------------------------------------
                                    Managed Health Care -- 0.5%
     9,700,000          1.76        Aetna, Inc., Floating Rate Note, 12/8/17                  $   9,736,812
     2,960,000                      UnitedHealth Group, Inc., 1.4%, 12/15/17                      2,960,024
     3,950,000                      UnitedHealth Group, Inc., 1.45%, 7/17/17                      3,952,666
                                                                                              -------------
                                                                                              $  16,649,502
                                                                                              -------------
                                    Total Health Care Equipment & Services                    $  22,324,805
-----------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.9%
                                    Biotechnology -- 0.8%
     6,335,000                      Abbvie, Inc., 1.8%, 5/14/18                               $   6,342,127
     2,650,000                      Amgen, Inc., 2.125%, 5/15/17                                  2,652,952
     2,725,000          1.30        Amgen, Inc., Floating Rate Note, 5/22/17                      2,726,313
     3,484,000          1.65        Amgen, Inc., Floating Rate Note, 5/22/19                      3,511,684
     2,500,000          1.78        Baxalta, Inc., Floating Rate Note, 6/22/18                    2,502,460
     3,555,000                      Biogen Idec, Inc., 6.875%, 3/1/18                             3,721,687
     2,650,000                      Celgene Corp., 1.9%, 8/15/17                                  2,652,123
                                                                                              -------------
                                                                                              $  24,109,346
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 65

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 0.1%
     1,400,000          1.14        Bayer US Finance LLC, Floating Rate Note,
                                    10/6/17 (144A)                                            $   1,398,859
     2,100,000          1.19        Pfizer, Inc., Floating Rate Note, 5/15/17                     2,100,416
                                                                                              -------------
                                                                                              $   3,499,275
                                                                                              -------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                             $  27,608,621
-----------------------------------------------------------------------------------------------------------
                                    BANKS -- 9.9%
                                    Diversified Banks -- 7.2%
     5,985,000          1.66        ABN AMRO Bank NV, Floating Rate Note,
                                    1/18/19 (144A)                                            $   6,000,884
       653,260          1.18        American Express Bank FSB, Floating Rate
                                    Note, 6/12/17                                                   653,426
     3,115,000                      Bank of America Corp., 2.0%, 1/11/18                          3,122,962
     1,350,000          2.06        Bank of America Corp., Floating Rate Note, 1/15/19            1,366,362
     3,100,000          2.19        Bank of America Corp., Floating Rate Note, 1/20/23            3,143,028
     2,875,000          2.07        Bank of America Corp., Floating Rate Note, 3/22/18            2,894,938
     1,300,000          1.87        Bank of America Corp., Floating Rate Note, 4/1/19             1,311,371
     3,060,000          1.43        Bank of America Corp., Floating Rate Note, 5/2/17             3,060,401
     1,423,000          1.54        Bank of America Corp., Floating Rate Note, 8/25/17            1,425,500
     5,135,000          1.39        Bank of America NA, Floating Rate Note, 6/5/17                5,138,677
     2,300,000          1.13        Bank of Montreal, Floating Rate Note, 7/14/17                 2,301,516
     2,540,000          1.53        Bank of Montreal, Floating Rate Note, 7/18/19                 2,556,670
     2,665,000          1.50        Bank of Montreal, Floating Rate Note, 7/31/18                 2,674,343
     2,590,000          1.55        Caisse Centrale Desjardins, Floating Rate Note,
                                    1/29/18 (144A)                                                2,597,664
     2,610,000          1.47        Canadian Imperial Bank of Commerce, Floating Rate
                                    Note, 9/6/19                                                  2,620,959
     3,915,000          1.63        Citigroup, Inc., Floating Rate Note, 11/24/17                 3,927,927
     7,015,000          1.58        Citigroup, Inc., Floating Rate Note, 4/27/18                  7,045,031
     4,691,000          2.74        Citigroup, Inc., Floating Rate Note, 5/15/18                  4,761,534
     1,500,000          2.03        Citigroup, Inc., Floating Rate Note, 6/1/19                   1,513,902
     3,140,000          1.92        Citigroup, Inc., Floating Rate Note, 7/30/18                  3,162,269
     3,840,000          1.60        Citizens Bank NA, Floating Rate Note, 3/2/20                  3,848,467
     4,440,000          1.37        Cooperatieve Rabobank UA New York, Floating Rate
                                    Note, 4/28/17                                                 4,441,101
     2,525,000          1.55        Cooperatieve Rabobank UA New York, Floating Rate
                                    Note, 8/9/19                                                  2,529,121
     2,500,000          1.50        Credit Agricole SA London, Floating Rate Note,
                                    6/12/17 (144A)                                                2,501,680
     2,650,000          1.53        Danske Bank AS, Floating Rate Note, 9/6/19 (144A)             2,656,792
     4,680,000                      Discover Bank, 2.0%, 2/21/18                                  4,683,941
     3,195,000                      HSBC USA, Inc., 1.7%, 3/5/18                                  3,196,601

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Diversified Banks -- (continued)
     2,675,000          2.13        ING Bank NV, Floating Rate Note, 3/22/19 (144A)           $   2,711,503
     3,190,000          1.82        ING Bank NV, Floating Rate Note, 8/17/18 (144A)               3,206,795
     8,825,000          1.94        JPMorgan Chase & Co., Floating Rate Note, 1/25/18             8,878,074
     3,800,000          1.44        JPMorgan Chase & Co., Floating Rate Note, 3/1/18              3,811,571
     2,500,000          1.43        JPMorgan Chase & Co., Floating Rate Note, 4/25/18             2,510,332
     2,875,000          1.44        JPMorgan Chase Bank NA, Floating Rate
                                    Note, 9/21/18                                                 2,883,858
     1,548,000          1.49        Lloyds Bank Plc, Floating Rate Note, 3/16/18                  1,551,964
     6,720,000          1.59        Lloyds Bank Plc, Floating Rate Note, 5/14/18                  6,740,758
     3,750,000          1.69        Lloyds Bank Plc, Floating Rate Note, 8/17/18                  3,765,480
     4,941,000          1.67        Macquarie Bank, Ltd., Floating Rate Note,
                                    10/27/17 (144A)                                               4,955,660
     2,800,000          2.07        Mizuho Bank, Ltd., Floating Rate Note,
                                    10/20/18 (144A)                                               2,827,770
     1,670,000          1.64        Mizuho Bank, Ltd., Floating Rate Note,
                                    3/26/18 (144A)                                                1,673,110
     2,370,000          1.45        Mizuho Bank, Ltd., Floating Rate Note,
                                    4/16/17 (144A)                                                2,370,246
       513,000          1.60        Mizuho Bank, Ltd., Floating Rate Note, 9/25/17                  513,410
     2,425,000          1.46        MUFG Americas Holdings Corp., Floating Rate
                                    Note, 2/9/18                                                  2,426,159
       275,000                      Nordea Bank AB, 1.25%, 4/4/17 (144A)                            275,000
     3,875,000          1.36        Nordea Bank AB, Floating Rate Note, 4/4/17                    3,875,000
     3,600,000          1.83        Nordea Bank AB, Floating Rate Note, 9/17/18 (144A)            3,619,429
     4,515,000          1.62        Nordea Bank AB, Floating Rate Note, 9/30/19 (144A)            4,534,189
     1,300,000                      Royal Bank of Canada, 1.25%, 6/16/17                          1,299,886
     2,500,000          1.14        Royal Bank of Canada, Floating Rate Note, 10/13/17            2,501,852
     3,115,000          1.48        Royal Bank of Canada, Floating Rate Note, 3/2/20              3,115,595
     2,200,000          1.21        Royal Bank of Canada, Floating Rate Note, 6/16/17             2,200,394
     2,500,000          1.37        Royal Bank of Canada, Floating Rate Note, 7/29/19             2,507,602
     1,325,000          1.43        Royal Bank of Canada, Floating Rate Note, 7/30/18             1,330,595
     6,005,000          1.53        Skandinaviska Enskilda Banken AB, Floating Rate
                                    Note, 9/13/19 (144A)                                          6,013,263
     2,980,000          1.56        Sumitomo Mitsui Banking Corp., Floating Rate
                                    Note, 1/11/19                                                 2,982,059
     2,975,000          1.46        Sumitomo Mitsui Banking Corp., Floating Rate
                                    Note, 1/16/18                                                 2,983,149
     3,279,000          1.69        Sumitomo Mitsui Banking Corp., Floating Rate
                                    Note, 10/19/18                                                3,287,932
     3,115,000          1.61        Sumitomo Mitsui Trust Bank, Ltd., Floating Rate
                                    Note, 3/6/19 (144A)                                           3,119,738
     3,750,000          1.44        Svenska Handelsbanken AB, Floating Rate
                                    Note, 9/6/19                                                  3,759,401
     4,493,000          1.19        The Bank of Nova Scotia, Floating Rate
                                    Note, 4/11/17                                                 4,493,297

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 67

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Diversified Banks -- (continued)
     2,525,000          1.26        The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating Rate
                                    Note, 9/8/17 (144A)                                       $   2,524,795
     2,000,000          1.31        The Huntington National Bank, Floating Rate
                                    Note, 4/24/17                                                 2,000,512
     3,000,000          1.46        The Toronto-Dominion Bank, Floating Rate
                                    Note, 1/18/19                                                 3,005,856
     4,645,000          1.12        The Toronto-Dominion Bank, Floating Rate
                                    Note, 5/2/17                                                  4,645,632
     3,860,000          1.42        The Toronto-Dominion Bank, Floating Rate
                                    Note, 7/23/18                                                 3,875,915
     2,600,000          1.55        The Toronto-Dominion Bank, Floating Rate
                                    Note, 8/13/19                                                 2,619,864
     1,055,000          1.44        U.S. Bank NA Cincinnati, Floating Rate Note, 4/26/19          1,060,254
     2,600,000                      US Bancorp, 1.65%, 5/15/17                                    2,600,226
     3,650,000          1.44        US Bancorp, Floating Rate Note, 4/25/19                       3,658,957
     2,600,000                      Wells Fargo & Co., 1.15%, 6/2/17                              2,599,340
     3,125,000          2.15        Wells Fargo & Co., Floating Rate Note, 1/24/23                3,159,909
     6,675,000          1.51        Wells Fargo & Co., Floating Rate Note, 4/23/18                6,706,199
     2,000,000          1.38        Westpac Banking Corp., Floating Rate Note, 5/19/17            2,000,762
                                                                                              -------------
                                                                                              $ 228,320,359
-----------------------------------------------------------------------------------------------------------
                                    Regional Banks -- 2.7%
     3,065,000          1.74        BB&T Corp., Floating Rate Note, 1/15/20                   $   3,088,515
     2,500,000                      Branch Banking & Trust Co., 1.35%, 10/1/17                    2,500,062
     3,000,000          1.48        Branch Banking & Trust Co., Floating Rate
                                    Note, 1/15/20                                                 3,006,507
       500,000          1.22        Branch Banking & Trust Co., Floating Rate
                                    Note, 5/23/17                                                   500,062
     1,250,000          1.56        Capital One NA, Floating Rate Note, 2/5/18                    1,253,694
     4,000,000          2.06        Capital One NA, Floating Rate Note, 8/17/18                   4,039,156
     4,000,000          1.72        Capital One NA, Floating Rate Note, 9/13/19                   4,025,732
     2,600,000                      Fifth Third Bank Cincinnati Ohio, 1.35%, 6/1/17               2,600,380
       455,000          1.74        Fifth Third Bank, Floating Rate Note, 9/27/19                   455,110
     2,112,000                      KeyBank NA Cleveland Ohio, 1.65%, 2/1/18                      2,113,419
     5,350,000          1.57        KeyBank NA Cleveland Ohio, Floating Rate
                                    Note, 6/1/18                                                  5,370,095
     4,985,000                      Manufacturers & Traders Trust Co., 1.4%, 7/25/17              4,981,835
     1,725,000                      Manufacturers & Traders Trust Co., 1.45%, 3/7/18              1,722,519
     2,400,000          1.34        Manufacturers & Traders Trust Co., Floating Rate
                                    Note, 7/25/17                                                 2,401,783
     5,825,000          1.50        PNC Bank NA, Floating Rate Note, 12/7/18                      5,842,254
     4,300,000          1.47        PNC Bank NA, Floating Rate Note, 6/1/18                       4,313,098
     2,500,000          1.33        PNC Bank NA, Floating Rate Note, 8/1/17                       2,501,258
     2,032,000                      SunTrust Bank, 7.25%, 3/15/18                                 2,133,937

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Regional Banks -- (continued)
     6,215,000          1.56        SunTrust Bank, Floating Rate Note, 1/31/20                $   6,240,252
       800,000          1.70        UBS AG, Floating Rate Note, 3/26/18                             803,217
     3,000,000          1.61        UBS AG, Floating Rate Note, 6/1/17                            3,002,187
     2,965,000          1.36        US Bank NA Cincinnati Ohio, Floating Rate
                                    Note, 1/24/20                                                 2,967,007
     2,600,000          1.33        US Bank NA Cincinnati Ohio, Floating Rate
                                    Note, 1/26/18                                                 2,604,017
     4,603,000          1.62        US Bank NA Cincinnati Ohio, Floating Rate
                                    Note, 1/29/18                                                 4,620,887
     2,525,000          1.50        US Bank NA Cincinnati Ohio, Floating Rate
                                    Note, 8/23/17                                                 2,528,444
     3,169,000          1.23        Wachovia Corp., Floating Rate Note, 6/15/17                   3,170,188
       550,000          1.36        Wells Fargo & Co., Floating Rate Note, 6/2/17                   550,130
     6,485,000          1.78        Wells Fargo Bank NA, Floating Rate Note, 1/22/18              6,518,022
       450,000          1.65        Wells Fargo Bank NA, Floating Rate Note, 5/24/19                452,964
     1,285,000          1.50        Wells Fargo Bank NA, Floating Rate Note, 9/7/17               1,287,709
                                                                                              -------------
                                                                                              $  87,594,440
                                                                                              -------------
                                    Total Banks                                               $ 315,914,799
-----------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 3.3%
                                    Other Diversified Financial Services -- 0.3%
     2,750,000          1.30        Bank of America NA, Floating Rate Note, 5/8/17            $   2,751,196
     3,795,000                      General Electric Co., 2.3%, 4/27/17                           3,797,414
     4,600,000          1.32        General Electric Co., Floating Rate Note, 5/15/17             4,600,327
                                                                                              -------------
                                                                                              $  11,148,937
-----------------------------------------------------------------------------------------------------------
                                    Multi-Sector Holdings -- 0.3%
     2,530,000                      Berkshire Hathaway Finance Corp., 1.6%, 5/15/17           $   2,530,536
     2,500,000          1.16        Berkshire Hathaway Finance Corp., Floating Rate
                                    Note, 8/14/17                                                 2,501,668
     3,315,000          1.18        Berkshire Hathaway, Inc., Floating Rate
                                    Note, 8/6/18                                                  3,317,844
                                                                                              -------------
                                                                                              $   8,350,048
-----------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.1%
     3,180,000                      MassMutual Global Funding II, 2.0%, 4/5/17 (144A)         $   3,180,000
-----------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- 1.3%
     2,500,000                      American Express Credit Corp., 1.125%, 6/5/17             $   2,500,098
     1,750,000          1.46        American Express Credit Corp., Floating Rate
                                    Note, 10/30/19                                                1,753,787
     3,115,000          1.52        American Express Credit Corp., Floating Rate
                                    Note, 3/3/20                                                  3,112,116
     2,116,000          1.21        American Express Credit Corp., Floating Rate
                                    Note, 6/5/17                                                  2,116,548

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 69

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- (continued)
     2,700,000          1.30        American Express Credit Corp., Floating Rate
                                    Note, 9/22/17                                             $   2,702,740
     2,953,000                      American Honda Finance Corp., 1.55%, 12/11/17                 2,957,994
     2,570,000          1.26        American Honda Finance Corp., Floating Rate
                                    Note, 12/11/17                                                2,574,693
     4,004,000          1.45        American Honda Finance Corp., Floating Rate
                                    Note, 9/20/17                                                 4,013,413
     2,600,000                      Capital One Bank USA NA, 1.3%, 6/5/17                         2,599,922
     3,115,000                      Capital One NA, 1.65%, 2/5/18                                 3,114,477
     6,975,000          3.08        General Motors Financial Co., Inc., Floating Rate
                                    Note, 1/15/19                                                 7,152,263
     2,500,000          2.37        General Motors Financial Co., Inc., Floating Rate
                                    Note, 4/10/18                                                 2,524,672
     2,323,000          2.34        General Motors Financial Co., Inc., Floating Rate
                                    Note, 5/9/19                                                  2,362,533
     1,290,000          1.14        PACCAR Financial Corp., Floating Rate Note, 6/6/17            1,290,472
                                                                                              -------------
                                                                                              $  40,775,728
-----------------------------------------------------------------------------------------------------------
                                    Asset Management & Custody Banks -- 0.5%
     3,190,000                      State Street Corp., 4.956%, 3/15/18                       $   3,280,277
     3,000,000          1.95        State Street Corp., Floating Rate Note, 8/18/20               3,057,042
     1,090,000          1.39        The Bank of New York Mellon Corp., Floating Rate
                                    Note, 3/6/18                                                  1,093,008
     1,047,000          1.45        The Bank of New York Mellon Corp., Floating Rate
                                    Note, 8/1/18                                                  1,053,452
     1,770,000                      The Charles Schwab Corp., 1.5%, 3/10/18                       1,769,648
     4,460,000          1.72        The Goldman Sachs Group, Inc., Floating Rate
                                    Note, 5/22/17                                                 4,463,666
                                                                                              -------------
                                                                                              $  14,717,093
-----------------------------------------------------------------------------------------------------------
                                    Investment Banking & Brokerage -- 0.8%
     3,130,000          1.89        Morgan Stanley, Floating Rate Note, 1/24,19               $   3,154,358
     4,325,000          1.60        Morgan Stanley, Floating Rate Note, 1/5/18                    4,339,567
     7,360,000          2.26        Morgan Stanley, Floating Rate Note, 2/1/19                    7,479,902
     2,800,000          1.06        Svensk Exportkredit AB, Floating Rate Note, 11/10/17          2,801,596
     1,000,000                      The Charles Schwab Corp., 2.2%, 7/25/18                       1,006,194
     3,115,000                      The Charles Schwab Corp., 6.375%, 9/1/17                      3,176,901
       970,000          1.76        The Goldman Sachs Group, Inc., Floating Rate
                                    Note, 12/15/17                                                  973,465
     3,470,000          2.24        The Goldman Sachs Group, Inc., Floating Rate
                                    Note, 4/30/18                                                 3,500,710
                                                                                              -------------
                                                                                              $  26,432,693
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.0%+
       700,000          1.41        Moody's Corp., Floating Rate Note, 9/4/18                 $     701,213
                                                                                              -------------
                                    Total Diversified Financials                              $ 105,305,712
-----------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 7.1%
                                    Life & Health Insurance -- 0.7%
     2,600,000          1.46        Jackson National Life Global Funding, Floating Rate
                                    Note, 10/13/17 (144A)                                     $   2,605,444
     2,940,000          1.42        Metropolitan Life Global Funding I, Floating Rate
                                    Note, 12/19/18 (144A)                                         2,948,729
     2,050,000                      Pricoa Global Funding I, 1.35%, 8/18/17 (144A)                2,047,025
     2,650,000                      Principal Life Global Funding II, 1.5%, 9/11/17 (144A)        2,649,743
     7,370,000          1.55        Principal Life Global Funding II, Floating Rate
                                    Note, 12/1/17 (144A)                                          7,393,621
     2,481,000          1.35        Principal Life Global Funding II, Floating Rate
                                    Note, 5/21/18 (144A)                                          2,482,727
       800,000          1.82        Prudential Financial, Inc., Floating Rate Note, 8/15/18         804,892
                                                                                              -------------
                                                                                              $  20,932,181
-----------------------------------------------------------------------------------------------------------
                                    Multi-line Insurance -- 0.8%
     3,210,000                      American International Group, Inc., 5.85%, 1/16/18 $          3,312,136
     1,135,000                      Metropolitan Life Global Funding I, 1.3%,
                                    4/10/17 (144A)                                                1,135,020
     6,015,000          1.26        Metropolitan Life Global Funding I, Floating Rate
                                    Note, 4/10/17 (144A)                                          6,015,319
     1,695,000                      New York Life Global Funding, 1.3%, 10/30/17 (144A)           1,693,956
     3,419,000                      New York Life Global Funding, Floating Rate
                                    Note, 10/24/19 (144A)                                         3,435,873
     8,050,000          1.41        New York Life Global Funding, Floating Rate
                                    Note, 12/15/17 (144A)                                         8,068,499
     1,250,000                      New York Life Global Funding, Floating Rate
                                    Note, 7/6/18 (144A)                                           1,251,039
                                                                                              -------------
                                                                                              $  24,911,842
-----------------------------------------------------------------------------------------------------------
                                    Reinsurance -- 5.6%
     5,000,000          7.13        Alamo Re, Ltd., Floating Rate Note, 6/7/17
                                    (Cat Bond) (144A)                                         $   5,015,000
     2,500,000          6.13        Alamo Re, Ltd., Floating Rate Note, 6/7/18
                                    (Cat Bond) (144A)                                             2,580,500
       500,000          3.36        Aozora Re, Ltd., Floating Rate Note, 4/7/23
                                    (Cat Bond) (144A)                                               509,050
     1,500,000          4.50        Aozora Re, Ltd., Floating Rate Note, 4/7/21
                                    (Cat Bond) (144A)                                             1,500,000
    500,000                         Arlington Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 8/31/16 (d)(e)                              24,300
    750,000                         Arlington Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 8/31/17 (d)(e)                             836,250

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 71

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Reinsurance -- (continued)
     1,500,000          4.19        Atlas IX Capital DAC, Floating Rate Note, 1/17/19
                                    (Cat Bond) (144A)                                         $   1,523,100
     1,250,000                      Berwick 2016-1 Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 2/1/18 (d)(e)                               59,375
     1,250,000                      Berwick 2016-1 Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 2/1/19 (d)(e)                            1,277,375
       750,000         14.35        Blue Halo Re, Ltd., Floating Rate Note, 6/21/19
                                    (Cat Bond) (144A)                                               748,950
     3,100,000          4.70        Bonanza Re, Ltd., Floating Rate Note, 12/31/19
                                    (Cat Bond) (144A)                                             3,098,140
       750,000          4.34        Bosphorus, Ltd., Floating Rate Note, 8/17/18
                                    (Cat Bond) (144A)                                               762,450
     2,250,000          5.50        Caelus Re IV, Ltd., Floating Rate Note, 3/6/20
                                    (Cat Bond) (144A)                                             2,355,075
     3,050,000          7.06        Caelus Re, Ltd., Floating Rate Note, 4/7/17
                                    (Cat Bond) (144A)                                             3,047,560
       750,000                      Carnoustie 2016-N,Segregated Account (Artex
                                    SAC Ltd.), Variable Rate Notes, 11/30/20 (d)(e)                  81,150
     2,000,000                      Carnoustie Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 11/30/21 (d)(e)                          2,021,200
     7,500,000          5.35        Citrus Re, Ltd., Floating Rate Note, 4/18/17
                                    (Cat Bond) (144A)                                             7,501,500
     6,800,000          4.48        Citrus Re, Ltd., Floating Rate Note, 4/24/17
                                    (Cat Bond) (144A)                                             6,803,400
     1,000,000          4.02        Cranberry Re, Ltd., Floating Rate Note, 7/6/18
                                    (Cat Bond) (144A)                                             1,019,400
     1,000,000                      Cypress Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 7/10/17 (d)(e)                             885,300
     2,480,000                      Denning 2016 Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 7/7/17 (d)(e)                            2,459,664
     2,000,000          2.75        East Lane Re VI, Ltd., Floating Rate Note, 3/14/18
                                    (Cat Bond) (144A)                                             2,001,800
     1,274,130          0.00        Eden Re II, Ltd., Variable Rate Notes, 3/22/21
                                    (Cat Bond)                                                    1,302,288
     1,750,000          0.00        Eden Re II, Ltd., Variable Rate Notes, 3/22/21
                                    (Cat Bond) (144A)                                             1,788,325
         1,131                      Eden Re II, Variable Rate Notes, 4/23/19 (d)(e)                  91,616
    17,450,000          8.12        Everglades Re, Ltd., Floating Rate Note, 4/28/17
                                    (Cat Bond) (144A)                                            17,493,625
     1,250,000          0.00        Galilei Re, Ltd., Floating Rate Note, 1/8/21
                                    (Cat Bond) (144A)                                             1,243,375
     2,500,000          0.00        Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                    (Cat Bond) (144A)                                             2,499,750
     1,900,000          0.00        Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                    (Cat Bond) (144A)                                             1,891,450

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Reinsurance -- (continued)
     1,500,000          0.00        Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                    (Cat Bond) (144A)                                         $   1,496,250
     2,000,000          0.00        Galilei Re, Ltd., Floating Rate Note, 1/8/21
                                    (Cat Bond) (144A)                                             2,000,800
     1,250,000          0.00        Galilei Re, Ltd., Floating Rate Note, 1/8/21
                                    (Cat Bond) (144A)                                             1,247,250
       175,000          3.37        Gator Re, Ltd., Floating Rate Note, 1/9/20
                                    (Cat Bond) (144A)                                                26,250
     1,300,000                      Gleneagles Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 11/30/20 (d)(e)                            218,660
     2,650,000          2.52        Golden State Re II, Ltd., Floating Rate Note, 1/8/19
                                    (Cat Bond) (144A)                                             2,642,580
     2,600,000                      Gullane Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes 11/30/20 (d)(e)                             108,940
     3,000,000                      Gullane Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes 11/30/21 (d)(e)                           3,039,000
     2,350,000          4.24        Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                                    (Cat Bond) (144A)                                             2,386,895
     2,000,000          9.41        Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                                    (Cat Bond) (144A)                                             2,041,800
     2,500,000          6.75        Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                                    (Cat Bond) (144A)                                             2,551,750
     3,300,000          5.24        Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                                    (Cat Bond) (144A)                                             3,324,420
     1,000,000          5.00        Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                                    (Cat Bond) (144A)                                             1,007,500
     1,500,000                      Kingsbarns Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 5/15/17 (d)(e)                           1,490,100
     1,800,000          2.80        Kizuna Re II, Ltd., Floating Rate Note, 4/6/18
                                    (Cat Bond) (144A)                                             1,800,000
     1,250,000                      Lahinch Re, Variable Rate Notes, 5/10/21 (d)(e)                  22,250
       500,000          0.00        Limestone Re, Ltd., Floating Rate Note, 8/31/21
                                    (Cat Bond)                                                      501,550
       850,000          0.00        Limestone Re, Ltd., Floating Rate Note, 8/31/21
                                    (Cat Bond)                                                      852,635
     4,000,000          4.05        Long Point Re, III, Ltd., Floating Rate Note, 5/23/18
                                    (Cat Bond) (144A)                                             4,037,200
       750,000                      Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d)(e)              4,350
     2,500,000                      Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (d)(e)          2,755,750
     2,500,000                      Madison Re, Variable Rate Notes, 3/31/19 (d)(e)               2,757,250
     2,000,000          2.56        Merna Re V, Ltd., Floating Rate Note, 4/7/17
                                    (Cat Bond) (144A)                                             1,998,000
     2,500,000          3.07        Nakama Re, Ltd., Floating Rate Note, 10/13/21
                                    (Cat Bond) (144A)                                             2,542,750
     2,500,000                      Pangaea Re, Series 2015-1, Principal at Risk
                                    Notes, 2/1/19 (d)(e)                                             11,250

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 73

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Reinsurance -- (continued)
     2,800,000                      Pangaea Re, Series 2015-2, Principal at Risk
                                    Notes, 11/30/19 (d)(e)                                    $     225,960
     1,500,000                      Pangaea Re, Series 2016-2, Principal at Risk
                                    Notes, 11/30/20 (d)(e)                                        1,714,950
     2,000,000                      Pangaea Re, Series 2017-1, Principal at Risk
                                    Notes, 11/30/21 (d)(e)                                        2,046,800
     2,500,000                      Pangaea Re, Variable Rate Notes, 2/1/20 (d)(e)                  347,500
     3,500,000          6.71        Pelican Re, Ltd., Floating Rate Note, 5/15/17
                                    (Cat Bond) (144A)                                             3,511,200
     3,500,000          4.81        PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                                    (Cat Bond) (144A)                                             3,512,600
     3,000,000                      Pinehurst Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 1/16/18 (d)(e)                           2,871,000
     1,500,000                      Port Rush RE, Variable Rate Notes, 6/15/17 (d)(e)               342,450
     1,500,000          5.75        Queen Street X Re, Ltd., Floating Rate Note, 6/8/18
                                    (Cat Bond) (144A)                                             1,508,550
     1,750,000          6.49        Queen Street XI Re Dac, Floating Rate Note, 6/7/19
                                    (Cat Bond) (144A)                                             1,778,875
       850,000          9.97        Residential Reinsurance 2013, Ltd., Floating Rate
                                    Note, 6/6/17 (Cat Bond) (144A)                                  854,250
       750,000          3.61        Residential Reinsurance 2014, Ltd., Floating Rate
                                    Note, 6/6/18 (Cat Bond) (144A)                                  753,825
     1,000,000          7.60        Residential Reinsurance 2015, Ltd., Floating Rate
                                    Note, 12/6/19 (Cat Bond) (144A)                               1,031,500
       250,000          0.00        Residential Reinsurance 2016, Ltd., Floating Rate
                                    Note, 12/6/20 (Cat Bond) (144A)                                 234,950
     2,000,000          3.50        Residential Reinsurance 2016, Ltd., Floating Rate
                                    Note, 12/6/23 (Cat Bond) (144A)                               1,947,000
     2,500,000          0.00        Resilience Re, Ltd., Floating Rate Note, 1/12/18
                                    (Cat Bond)                                                    2,361,750
     1,500,000          0.00        Resilience Re, Ltd., Floating Rate Note, 1/8/19
                                    (Cat Bond)                                                    1,500,000
     2,500,000          3.30        Resilience Re, Ltd., Floating Rate Note, 1/9/19
                                    (Cat Bond)                                                    2,500,000
     2,500,000          0.00        Resilience Re, Ltd., Floating Rate Note, 4/7/17
                                    (Cat Bond)                                                    2,533,500
     1,250,000          0.00        Resilience Re, Ltd., Floating Rate Note, 6/12/17
                                    (Cat Bond)                                                    1,250,500
     3,000,000          3.50        Sanders Re, Ltd., Floating Rate Note, 5/25/18
                                    (Cat Bond) (144A)                                             3,002,700
     1,250,000          4.21        Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                    (Cat Bond) (144A)                                             1,249,875
     2,500,000          4.00        Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                    (Cat Bond) (144A)                                             2,499,000

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Reinsurance -- (continued)
     3,000,000          3.97        Sanders Re, Ltd., Floating Rate Note, 6/7/17
                                    (Cat Bond) (144A)                                         $   3,004,800
       500,000                      Sector Re V, Ltd., Variable Rate Notes, 12/1/21
                                    (144A) (d)(e)                                                   508,000
     1,250,000                      Sector Re V, Ltd., Variable Rate Notes 3/1/21 (d)(e)          1,410,375
         2,369                      Sector Re V, Ltd., Variable Rate Notes, 12/1/20
                                    (144A) (d)(e)                                                    28,663
     2,500,000                      Shenandoah 2017-1 Segregated Account (Artex
                                    SAC Ltd.), Variable Rate Notes, 7/7/17 (d)(e)                 2,462,750
     1,000,000                      Silverton Re, Ltd., Variable Rate Notes, 9/18/19
                                    (144A) (d)(e)                                                 1,026,900
     1,000,000                      Silverton Re, Ltd., Variable Rate Notes, 9/18/18
                                    (144A) (d)(e)                                                    48,800
     2,500,000         12.00        Skyline Re, Ltd., Floating Rate Note, 1/6/20
                                    (Cat Bond)                                                    2,490,625
     1,250,000                      St. Andrews Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Note, 2/1/19 (d)(e)                             1,270,875
     1,250,000                      St. Andrews Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 2/1/18 (d)(e)                              175,750
     1,000,000                      Sunningdale Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 1/16/18 (d)(e)                             916,600
       750,000          5.50        Tradewynd Re, Ltd., Floating Rate Note, 1/8/18
                                    (Cat Bond) (144A)                                               752,550
       250,000          9.94        Tramline Re II, Ltd., Floating Rate Note, 1/4/19
                                    (Cat Bond) (144A)                                               255,425
     1,750,000          3.74        Tramline Re II, Ltd., Floating Rate Note, 7/7/17
                                    (Cat Bond) (144A)                                             1,747,200
     1,800,000          4.00        Ursa Re, Ltd., Floating Rate Note, 12/10/19
                                    (Cat Bond) (144A)                                             1,816,740
     2,500,000          5.22        Ursa Re, Ltd., Floating Rate Note, 9/21/18
                                    (Cat Bond) (144A)                                             2,544,250
     2,700,000                      Versutus 2016, Class A-1, Variable Rate
                                    Notes, 11/30/20 (d)(e)                                          110,160
     2,600,000                      Versutus 2017, Class A-1, Variable Rate
                                    Notes, 11/30/21 (d)(e)                                        2,653,040
     3,800,000          2.01        Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                                    (Cat Bond) (144A)                                             3,783,660
     2,000,000          2.47        Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                                    (Cat Bond) (144A)                                             2,015,400
     1,000,000          2.83        Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                                    (Cat Bond) (144A)                                             1,017,900
                                                                                              -------------
                                                                                              $ 182,905,346
                                                                                              -------------
                                    Total Insurance                                           $ 228,749,369
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 75

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.2%
                                    Diversified REIT -- 0.2%
     5,960,000                      Duke Realty LP, 6.5%, 1/15/18                             $   6,177,790
                                                                                              -------------
                                    Total Real Estate                                         $   6,177,790
-----------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.1%
                                    Systems Software -- 0.1%
     2,910,000                      Oracle Corp., 1.2%, 10/15/17                              $   2,909,243
     1,937,000          1.07        Oracle Corp., Floating Rate Note, 7/7/17                      1,938,786
                                                                                              -------------
                                                                                              $   4,848,029
                                                                                              -------------
                                    Total Software & Services                                 $   4,848,029
-----------------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                    Computer Hardware Storage & Peripherals -- 0.1%
     2,650,000          1.74        Apple, Inc., Floating Rate Note, 2/22/19                  $   2,690,148
                                                                                              -------------
                                    Total Technology Hardware & Equipment                     $   2,690,148
-----------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 0.3%
                                    Integrated Telecommunication Services -- 0.3%
     2,400,000          1.79        AT&T, Inc., Floating Rate Note, 3/11/19                   $   2,413,841
     2,560,000                      AT&T, Inc., 1.4%, 12/1/17                                     2,557,916
     2,550,000          1.85        AT&T, Inc., Floating Rate Note, 11/27/18                      2,573,297
     2,990,000          1.60        Deutsche Telekom International Finance BV,
                                    Floating Rate Note, 1/17/20 (144A)                            2,990,102
                                                                                              -------------
                                                                                              $  10,535,156
                                                                                              -------------
                                    Total Telecommunication Services                          $  10,535,156
-----------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 1.4%
                                    Electric Utilities -- 1.1%
     1,840,000                      American Electric Power Co., Inc., 1.65%, 12/15/17        $   1,839,441
     1,631,000                      Commonwealth Edison Co., 5.8%, 3/15/18                        1,695,734
     1,147,000                      Duke Energy Corp., 2.1%, 6/15/18                              1,151,455
     8,650,000          1.38        Duke Energy Corp., Floating Rate Note, 4/3/17                 8,650,000
     7,095,000          1.11        Duke Energy Progress LLC, Floating Rate
                                    Note, 11/20/17                                                7,095,255
     2,545,000                      Exelon Corp., 1.55%, 6/9/17                                   2,545,076
     2,650,000                      NextEra Energy Capital Holdings, Inc., 1.586%, 6/1/17         2,650,705
       517,000                      NextEra Energy Capital Holdings, Inc., 2.056%, 9/1/17           518,666
     6,145,000                      PECO Energy Co., 5.35%, 3/1/18                                6,354,219
     1,440,000                      Southern California Edison Co., 1.125%, 5/1/17                1,439,866
                                                                                              -------------
                                                                                              $  33,940,417
-----------------------------------------------------------------------------------------------------------
                                    Gas Utilities -- 0.1%
     3,754,000                      Kinder Morgan Finance Co., LLC, 6.0%,
                                    1/15/18 (144A)                                            $   3,871,275
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Multi-Utilities -- 0.2%
     2,295,000                      Dominion Resources, Inc., Virginia, 1.4%, 9/15/17         $   2,292,753
     1,750,000                      Dominion Resources, Inc., Virginia, 1.6%, 8/15/19             1,728,099
     2,030,000                      Sempra Energy, 2.3%, 4/1/17                                   2,030,000
                                                                                              -------------
                                                                                              $   6,050,852
                                                                                              -------------
                                    Total Utilities                                           $  43,862,544
-----------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS
                                    (Cost $919,493,490)                                       $ 922,972,543
-----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- 9.4%
           629                      Fannie Mae, 7.0%, 10/1/17                                 $         631
        14,411          3.15        Fannie Mae, Floating Rate Note, 1/1/48                           15,196
         8,657          2.99        Fannie Mae, Floating Rate Note, 10/1/32                           8,848
         3,808          2.63        Fannie Mae, Floating Rate Note, 11/1/23                           3,933
        21,580          2.92        Fannie Mae, Floating Rate Note, 2/1/34                           21,726
        14,896          2.67        Fannie Mae, Floating Rate Note, 9/1/32                           15,749
     2,645,000          1.00        Federal Farm Credit Banks, Floating Rate
                                    Note, 10/17/17                                                2,649,026
         4,196          2.84        Federal Home Loan Mortgage Corp., Floating Rate
                                    Note, 10/1/23                                                     4,297
        13,150          3.50        Federal Home Loan Mortgage Corp., Floating Rate
                                    Note, 11/1/33                                                    13,651
         5,642          3.12        Federal Home Loan Mortgage Corp., Floating Rate
                                    Note, 6/1/35                                                      5,649
         6,561          2.00        Government National Mortgage Association II,
                                    Floating Rate Note, 1/20/22                                       6,721
    15,400,000                      U.S. Treasury Bill, 4/13/17 (c)                              15,396,905
    47,480,000          0.93        U.S. Treasury Notes, Floating Rate Note, 10/31/17            47,529,551
     2,550,000                      U.S. Treasury Notes, 0.625%, 11/30/17                         2,544,023
     2,590,000                      U.S. Treasury Notes, 0.875%, 5/15/17                          2,590,609
    45,275,000          1.05        U.S. Treasury Notes, Floating Rate Note, 1/31/18             45,376,869
    46,790,000          0.92        U.S. Treasury Notes, Floating Rate Note, 1/31/19             46,824,391
    45,510,000          0.95        U.S. Treasury Notes, Floating Rate Note, 10/31/18            45,575,534
    45,075,000          0.97        U.S. Treasury Notes, Floating Rate Note, 4/30/18             45,149,915
    45,595,000          0.96        U.S. Treasury Notes, Floating Rate Note, 7/31/18             45,671,873
                                                                                              -------------
                                                                                              $ 299,405,097
-----------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost $299,193,213)                                       $ 299,405,097
-----------------------------------------------------------------------------------------------------------
                                    MUNICIPAL BONDS -- 0.1% (f)
                                    Municipal Development -- 0.1%
     2,095,000          0.91        Mississippi Business Finance Corp., Floating Rate
                                    Note, 12/1/30                                             $   2,095,000
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 77

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Municipal Student Loan -- 0.0%+
       553,437          1.78        Louisiana Public Facilities Authority, Floating Rate
                                    Note, 4/26/27                                             $     554,865
-----------------------------------------------------------------------------------------------------------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $2,650,667)                                         $   2,649,865
-----------------------------------------------------------------------------------------------------------
                                    SENIOR FLOATING RATE LOAN
                                    INTERESTS -- 5.1%**
                                    ENERGY -- 0.1%
                                    Oil & Gas Refining & Marketing -- 0.0%+
       220,369          5.25        Western Refining, Inc., Term Loan 2013, 11/12/20          $     220,782
-----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 0.1%
     1,000,000          3.73        Energy Transfer Equity LP, Loan, 2/2/24                   $     998,929
       915,400          6.25        Gulf Finance LLC, Tranche B Term Loan, 8/17/23                  915,400
                                                                                              -------------
                                                                                              $   1,914,329
                                                                                              -------------
                                    Total Energy                                              $   2,135,111
-----------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 0.1%
                                    Commodity Chemicals -- 0.0%+
       375,603          4.65        Tronox Pigments Holland BV, New Term Loan, 3/19/20        $     378,384
-----------------------------------------------------------------------------------------------------------
                                    Diversified Chemicals -- 0.0%+
       472,106          6.00        Chemours Co., LLC, Term Loan (First Lien), 5/12/22        $     473,139
-----------------------------------------------------------------------------------------------------------
                                    Specialty Chemicals -- 0.1%
       728,903          3.65        Axalta Coating Systems US Holdings, Inc., Term B-1
                                    Dollar Loan, 2/1/20                                       $     736,136
        66,538          4.40        Kloeckner Pentaplast of America, Inc., Initial
                                    German Borrower Dollar Term Loan, 4/28/20                        67,307
       155,699          4.40        Kloeckner Pentaplast of America, Inc., Initial U.S.
                                    Dollar Term Loan, 4/28/20                                       157,499
       246,877          3.13        PolyOne Corp., Term B-2 Loan, 11/12/22                          249,345
       408,072          5.29        PQ Corp., First Amendment Tranche B-1 Term
                                    Loan, 11/4/22                                                   412,881
       473,757          3.03        WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                     475,830
                                                                                              -------------
                                                                                              $   2,098,998
-----------------------------------------------------------------------------------------------------------
                                    Paper Packaging -- 0.0%+
       132,197          4.25        Multi Packaging Solutions, Inc., Initial Dollar
                                    Tranche B Term, 9/30/20                                   $     132,941
-----------------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 0.0%+
       497,500          3.75        Fortescue Metals Group, Ltd., Bank Loan, 6/30/19          $     165,341
       164,253          5.25        Global Brass and Copper, Inc., Initial Term
                                    Loan, 6/30/23                                                   504,652
                                                                                              -------------
                                                                                              $     669,993
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Steel -- 0.0%+
       142,829          4.56        TMS International Corp., Term B Loan, 10/2/20             $     144,168
       496,256          4.91        Zekelman Industries, Inc., Term Loan, 6/8/21                    503,700
                                                                                              -------------
                                                                                              $     647,868
                                                                                              -------------
                                    Total Materials                                           $   4,401,323
-----------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.4%
                                    Aerospace & Defense -- 0.2%
     1,271,998          3.73        DigitalGlobe, Inc., Term Loan, 12/22/23                   $   1,277,828
       698,250          3.25        Leidos Innovations Corp., B Term Loan, 6/9/23                   706,454
     1,214,586          5.65        The SI Organization, Inc., Term Loan (First
                                    Lien), 11/19/19                                               1,233,944
     1,260,885          4.12        TransDigm, Inc., Tranche C Term Loan, 2/28/20                 1,262,303
     1,231,664          3.65        Wesco Aircraft Hardare Corp., Tranche B Term
                                    Loan (First Lien), 2/24/21                                    1,229,610
                                                                                              -------------
                                                                                              $   5,710,139
-----------------------------------------------------------------------------------------------------------
                                    Building Products -- 0.1%
       955,350          3.80        Armstrong World Industries, Inc., Term Loan B, 2/23/23    $     956,146
       689,500          3.67        Beacon Roofing Supply, Inc., Initial Term Loan, 9/25/22         694,815
         2,722          4.00        Builders Firstsource, Inc., 1st Lien Term Loan, 3/29/24           2,724
       615,271          4.23        Quikrete Holdings, Inc., Initial Loan (First Lien), 11/3/23     622,450
       350,000          4.25        Unifrax Corp., New Term B Loan, 12/31/19                        765,595
       765,834          0.00        Unifrax Holding Co., New Term Dollar Loan, 3/30/24              353,062
                                                                                              -------------
                                                                                              $   3,394,792
-----------------------------------------------------------------------------------------------------------
                                    Electrical Components & Equipment -- 0.1%
     1,296,750          3.49        Dell International LLC, Term Loan, 9/7/23                 $   1,304,560
     1,536,873          3.38        Southwire Co., Term Loan, 1/31/21                             1,550,640
       663,438          6.50        WireCo WorldGroup, Inc., Initial Term Loan (First
                                    Lien), 7/22/23                                                  670,625
                                                                                              -------------
                                                                                              $   3,525,825
-----------------------------------------------------------------------------------------------------------
                                    Industrial Conglomerates -- 0.0%+
       451,862          3.00        Milacron LLC, Term B Loan, 9/25/23                        $     454,686
-----------------------------------------------------------------------------------------------------------
                                    Construction & Farm Machinery & Heavy
                                    Trucks -- 0.0%+
       302,591          3.54        Terex Corp., U.S. Term Loan (2017), 1/31/24               $     304,167
-----------------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 0.0%+
       229,776          4.56        Gardner Denver, Inc., Initial Dollar Term Loan, 7/30/20   $     229,596
       738,583          5.23        NN, Inc., Tranche B Term Loan, 10/19/22                         739,853
                                                                                              -------------
                                                                                              $     969,449
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 79

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Trading Companies & Distributors -- 0.0%+
       236,330          4.22        WESCO Distribution, Inc., Tranche B-1
                                    Loan, 12/12/19                                            $     237,291
                                                                                              -------------
                                    Total Capital Goods                                       $  14,596,349
-----------------------------------------------------------------------------------------------------------
                                    COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                    Environmental & Facilities Services -- 0.1%
       147,000          3.73        Waste Industries USA, Inc., Term B Loan, 2/27/20          $     147,873
     2,808,908          5.15        Wheelabrator, Term B Loan, 10/15/21                           2,838,168
       126,437          5.15        Wheelabrator, Term C Loan, 10/15/21                             127,754
                                                                                              -------------
                                                                                              $   3,113,795
-----------------------------------------------------------------------------------------------------------
                                    Office Services & Supplies -- 0.0%+
       461,518          3.54        West Corp., Refinanced Term B-12 Loan, 6/17/23            $     463,191
-----------------------------------------------------------------------------------------------------------
                                    Security & Alarm Services -- 0.1%
     1,219,998          4.01        Garda World Security Corp., Term B Loan, 11/1/20          $   1,224,826
       312,092          4.01        Garda World Security Corp., Term B Loan, 11/8/20                313,328
                                                                                              -------------
                                                                                              $   1,538,154
-----------------------------------------------------------------------------------------------------------
                                    Human Resource & Employment Services -- 0.0%+
     1,035,194          3.03        On Assignment, Inc., Tranche B-2 Term Loan, 6/5/22        $   1,043,390
                                                                                              -------------
                                    Total Commercial Services & Supplies                      $   6,158,530
-----------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.1%
                                    Air Freight & Logistics -- 0.0%+
       193,500          5.25        Syncreon Group BV, Term Loan, 9/26/20                     $     175,359
-----------------------------------------------------------------------------------------------------------
                                    Airlines -- 0.1%
     2,474,058          3.38        American Airlines, Inc., 2015 Term Loan, 10/10/21         $     491,776
       240,625          2.98        American Airlines, Inc., 2017 Replacement Term
                                    Loan, 6/27/20                                                 2,477,150
       490,000          3.48        Delta Air Lines, Inc., Term Loan (First Lien), 8/24/22          298,501
       295,500          3.35        Delta Air Lines, Inc., 2014 Term B-1 Loan, 10/18/18             723,904
       718,125          0.00        United AirLines, Inc., Term Loan B, 4/1/24                      241,753

                                                                                              -------------
                                                                                              $   4,233,084
                                                                                              -------------
                                    Total Transportation                                      $   4,408,443
-----------------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 0.2%
                                    Auto Parts & Equipment -- 0.2%
     1,155,000          3.00        Allison Transmission, Inc., Term B-3 Loan, 8/23/19        $     435,357
     1,026,759          3.00        American Axle & Manufacturing, Inc., Term
                                    Loan B, 3/9/24                                                1,158,369
       430,818          6.00        BBB Industries US, Initial Term Loan, 10/15/21                  990,778
       982,500          3.75        MPG Holdco I, Inc., Tranche B-1 Term Loan
                                    (2015), 10/20/21                                              1,226,342

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Auto Parts & Equipment -- (continued)
     1,222,521          3.73        TI Group Automotive Systems LLC, Initial US Term
                                    Loan, 6/25/22                                             $     803,612
       798,125          3.62        Tower Automotive Holdings USA LLC, Initial Term
                                    Loan, 3/6/24                                                  1,026,118
       291,667          4.07        Visteon Corp., Tranche B Loan (First Lien), 4/8/21              293,307
                                                                                              -------------
                                                                                              $   5,933,883
-----------------------------------------------------------------------------------------------------------
                                    Tires & Rubber -- 0.0%+
       266,667          2.86        The Goodyear Tire & Rubber Co., Term Loan
                                    (Second Lien), 3/27/19                                    $     268,000
-----------------------------------------------------------------------------------------------------------
                                    Automobile Manufacturers -- 0.0%+
     1,669,364          3.39        Chrysler Group LLC, Tranche B Term Loan, 12/29/18         $   1,676,533
                                                                                              -------------
                                    Total Automobiles & Components                            $   7,878,416
-----------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.1%
                                    Housewares & Specialties -- 0.1%
       571,395          3.73        Prestige Brands, Inc., Term B-4 Loan, 1/20/24             $     577,227
       995,006          3.98        Reynolds Group Holdings, Inc., Incremental U.S.
                                    Term Loan, 2/5/23                                             1,000,293
                                                                                              -------------
                                                                                              $   1,577,520
-----------------------------------------------------------------------------------------------------------
                                    Leisure Products -- 0.0%+
       750,000          5.97        Bass Pro Group LLC, Initial Term Loan, 11/16/23           $     724,375
-----------------------------------------------------------------------------------------------------------
                                    Apparel, Accessories & Luxury Goods -- 0.0%+
       374,853          3.48        Hanesbrands, Inc., New Term B Loan, 4/15/22               $     378,365
                                                                                              -------------
                                    Total Consumer Durables & Apparel                         $   2,680,260
-----------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.4%
                                    Casinos & Gaming -- 0.0%+
        12,167          4.15        Pinnacle Entertainment, Inc., Term B Facility
                                    Loan, 3/30/23                                             $      12,307
     1,539,098          4.85        Scientific Games International, Inc., Initial
                                    Term B-3 Loan, 10/1/21                                        1,560,101
                                                                                              -------------
                                                                                              $   1,572,408
-----------------------------------------------------------------------------------------------------------
                                    Hotels, Resorts & Cruise Lines -- 0.1%
       374,063          4.15        Four Seasons Holdings, Inc., Term Loan, 6/27/20           $     378,772
     1,286,908          2.98        Hilton Worldwide Finance LLC, Series B-2 Term
                                    Loan, 10/25/23                                                1,298,527
       275,289          3.73        Sabre GLBL, Inc., 2017 Incremental Term
                                    Loan, 2/16/24                                                   277,594
                                                                                              -------------
                                                                                              $   1,954,893
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 81

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Leisure Facilities -- 0.0%+
        95,930          3.48        Cedar Fair LP, U.S. Term Facility, 3/6/20                 $      96,574
       432,370          6.00        L.A. Fitness International, LLC, Tranche B Term
                                    Loan (First Lien), 4/25/20                                      436,424
       986,278          3.24        Six Flags Theme Parks, Inc., Tranche B Term
                                    Loan, 6/30/22                                                   997,066
                                                                                              -------------
                                                                                              $   1,530,064
-----------------------------------------------------------------------------------------------------------
                                    Restaurants -- 0.1%
     1,442,750          2.98        KFC Holding Co., Term B Loan, 6/2/23                      $   1,459,695
       219,318          4.04        Landry's, Inc., B Term Loan, 9/22/23                            221,492
       152,000          4.75        NPC International, Inc., Term Loan, 12/28/18                    153,235
       817,411          4.53        PF Chang's China Bistro, Inc., Term Borrowing, 7/2/19           807,193
                                                                                              -------------
                                                                                              $   2,641,615
-----------------------------------------------------------------------------------------------------------
                                    Education Services -- 0.1%
     1,920,856          3.74        Bright Horizons Family Solutions LLC (f.k.a.
                                    Bright Horizons Family Solutions, Inc.), Effective
                                    Date Incremental Term Loan, 11/3/23                       $   1,943,426
-----------------------------------------------------------------------------------------------------------
                                    Specialized Consumer Services -- 0.1%
       474,874          5.50        Allied Universal Holdco LLC, Incremental Term
                                    Loan, 7/28/22                                             $     478,288
       598,500          4.50        Creative Artists Agency LLC, Term Loan B, 2/9/24                605,981
       522,378          4.25        Prime Security Services Borrower LLC, 2016-2
                                    Refinancing Term B-1 Loan (First Lien), 5/2/22                  527,789
       377,905          4.34        Weight Watchers International, Inc., Initial
                                    Tranche B-2 Term Loan, 4/2/20                                   353,847
                                                                                              -------------
                                                                                              $   1,965,905
                                                                                              -------------
                                    Total Consumer Services                                   $  11,608,311
-----------------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.7%
                                    Broadcasting -- 0.3%
       647,534          4.50        CBS Radio, Inc., Term Loan, 10/7/23                       $     273,861
       270,948          3.94        CSC Holdings LLC, 2016 Extended Term
                                    Loan, 10/31/24                                                  655,976
       656,250          4.55        Entercom Radio LLC, Term B Loan, 11/1/23                        214,590
       213,124          3.48        Gray Television, Inc., Term B-2 Loan, 2/7/24                  1,008,611
       999,862          3.35        Nielsen Finance LLC, Class B-3 Term Loan, 9/28/23               503,045
       498,750          3.54        Quebecor Media, Inc., Facility B-1 Tranche, 8/17/20             488,172
       486,146          3.24        Sinclair Television Group, Inc., Tranche B Term
                                    Loan, 1/31/24                                                 2,298,296
     2,287,099          3.49        The EW Scripps Co., Tranche B Term Loan, 11/26/20               520,707
       514,490          4.60        Tribune Media Co., Term B Loan, 12/27/20                         92,857
        91,994          3.98        Tribune Media Co., Term C Loan, 1/18/24                       1,160,241


The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Broadcasting -- (continued)
     1,149,465          3.75        Univision Communications, Inc., 2017 Replacement
                                    Repriced First-Lien Term Loan, 3/15/24                    $     643,790
                                                                                              -------------
                                                                                              $   7,860,146
-----------------------------------------------------------------------------------------------------------
                                    Cable & Satellite -- 0.2%
     2,450,000          2.99        Charter Communications Operating LLC, Term F-1
                                    Loan, 1/3/21                                              $   1,279,397
     1,275,313          3.23        Charter Communications Operating LLC, Term I-1
                                    Loan, 1/15/24                                                   996,119
       990,000          3.89        Intelsat Jackson Holdings SA, Tranche B-2 Term
                                    Loan, 6/30/19                                                   514,559
       521,732          3.45        MCC Iowa LLC, Tranche H Term Loan, 1/29/21                      249,926
       248,067          3.20        Mediacom Illinois LLC, Tranche K Term Loan, 2/19/24           1,368,875
     1,361,500          3.66        UPC Financing Partnership, Facility AP, 4/15/25                 803,500
       800,000          3.41        Ziggo, Secured Finance PartnershipTerm Loan E
                                    Facility, 4/25/25                                             2,446,938
                                                                                              -------------
                                                                                              $   7,659,314
-----------------------------------------------------------------------------------------------------------
                                    Movies & Entertainment -- 0.2%
       399,000          3.73        AMC Entertainment Holdings, Inc., 2016 Incremental
                                    Term Loan, 12/15/23                                       $     504,750
       500,000          3.66        AMC Entertainment, Inc., Initial Term Loan, 4/30/20           1,442,712
     1,428,427          3.63        Kasima LLC, Term Loan, 5/17/21                                  608,805
       603,774          3.50        Live Nation Entertainment, Inc., Term B-2
                                    Loan, 10/27/23                                                1,269,484
     1,258,675          4.65        NVA Holdings, Inc., Term B-2 Loan (First Lien), 8/14/21         403,322
       997,813          3.49        Rovi Solutions Corp., Term B Loan, 7/2/21                     1,002,595
       577,500          3.90        Seminole Hard Rock Entertainment, Inc., Term
                                    Loan, 5/14/20                                                   581,711
       821,620          3.75        WMG Acquisition Corp., Tranche C Term Loan, 11/1/23             825,986
                                                                                              -------------
                                                                                              $   6,639,365
-----------------------------------------------------------------------------------------------------------
                                    Publishing -- 0.0%+
       496,894          3.58        MTL Publishing LLC, Term B-4 Loan, 8/20/22                $     499,864
       694,976          0.00        Quincy Media, Inc., Term Loan B, 10/19/22                       701,926
                                                                                              -------------
                                                                                              $   1,201,790
                                                                                              -------------
                                    Total Media                                               $  23,360,615
-----------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.2%
                                    Home Improvement Retail -- 0.1%
     1,195,584          4.50        Apex Tool Group LLC, Term Loan, 2/1/20                    $   1,188,111
-----------------------------------------------------------------------------------------------------------
                                    Specialty Stores -- 0.0%+
       962,193          3.75        Michaels Stores, Inc., 2016 New Replacement
                                    Term B-1 Loan, 1/28/23                                    $     960,189
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 83

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Automotive Retail -- 0.1%
     1,306,602          3.15        Avis Budget Car Rental LLC, Tranche B Term
                                    Loan, 3/15/22                                             $   1,310,849
       199,679          3.90        Cooper-Standard Automotive, Inc., Additional
                                    Term B-1 Loan, 10/28/23                                         201,926
     1,059,414          4.61        CWGS Group LLC, Term Loan, 11/3/23                            1,067,360
       421,284          3.73        The Hertz Corp., Tranche B-1 Term Loan, 6/30/23                 422,568
                                                                                              -------------
                                                                                              $   3,002,703
-----------------------------------------------------------------------------------------------------------
                                    Homefurnishing Retail -- 0.0%+
       572,192          4.54        Serta Simmons Bedding LLC, Initial Term Loan
                                    (First Lien), 10/21/23                                    $     575,564
                                                                                              -------------
                                    Total Retailing                                           $   5,726,567
-----------------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 0.1%
                                    Food Distributors -- 0.0%+
        54,247          4.00        AdvancePierre Foods, Inc., Effective Date
                                    Loan, 5/18/23                                             $      54,931
-----------------------------------------------------------------------------------------------------------
                                    Food Retail -- 0.1%
     1,047,076          4.30        Albertsons LLC, 2016-1 Term B-6 Loan, 6/23/23             $   1,054,602
       496,259          4.40        Albertsons LLC, 2016-2 Term B-5 Loan, 12/23/22                  499,749
                                                                                              -------------
                                                                                              $   1,554,351
                                                                                              -------------
                                    Total Food & Staples Retailing                            $   1,609,282
-----------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 0.2%
                                    Agricultural Products -- 0.0%+
     1,542,300          3.51        Darling International, Inc., Term B USD
                                    Loan, 12/19/20                                            $   1,563,005
-----------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats -- 0.2%
       533,425          3.23        B&G Foods, Inc., Tranche B Term Loan, 11/2/22             $     538,426
     2,400,000          3.29        JBS USA Lux SA (f.k.a. JBS USA LLC), Initial Term
                                    Loan, 10/30/22                                                2,408,750
     2,153,436          2.81        Pinnacle Foods Finance LLC, Initial Term Loan, 1/30/24        2,165,934
                                                                                              -------------
                                                                                              $   5,113,110
                                                                                              -------------
                                    Total Food, Beverage & Tobacco                            $   6,676,115
-----------------------------------------------------------------------------------------------------------
                                    HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                    Household Products -- 0.0%+
       543,262          3.40        Spectrum Brands, Inc., 2016 Replacement USD
                                    Term Loan, 6/23/22                                        $     547,846
-----------------------------------------------------------------------------------------------------------
                                    Personal Products -- 0.1%
     1,004,950          4.48        Revlon Consumer Products Corp., Initial Term B
                                    Loan, 7/22/23                                             $   1,007,043
       235,719          4.65        The Nature's Bounty Co., Dollar Term B-1 Loan, 5/5/23           237,118
                                                                                              -------------
                                                                                              $   1,244,161
                                                                                              -------------
                                    Total Household & Personal Products                       $   1,792,007
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                    Health Care Equipment -- 0.0%+
       625,000          3.48        Cidron Healthcare, Ltd., (a..k.a ConvaTec, Inc.),
                                    Term B Loan, 10/14/23                                     $     631,250
-----------------------------------------------------------------------------------------------------------
                                    Health Care Supplies -- 0.1%
     1,145,000          4.25        Kinetic Concepts, Inc., Term Loan B, 2/1/24               $   1,145,597
       985,000          4.40        Sterigenics-Nordion Holdings LLC, Initial Term
                                    Loan, 4/27/22                                                   988,694
                                                                                              -------------
                                                                                              $   2,134,291
-----------------------------------------------------------------------------------------------------------
                                    Health Care Services -- 0.1%
       523,299          6.50        BioScrip, Inc., Initial Term B Loan, 7/31/20              $     517,739
       313,980          6.50        BioScrip, Inc., Term Loan, 7/31/20                              310,644
       593,611          4.00        BSN Medical GmbH & Co. KG, Facility B1A, 8/28/19                595,095
       463,144          3.73        DaVita HealthCare Partners, Inc., Tranche B Loan
                                    (First Lien), 6/19/21                                           469,139
     1,223,367          4.15        Envision Healthcare Corp., Initial Term Loan, 11/17/23        1,237,130
       489,899          4.40        National Mentor Holdings, Inc., Tranche B Term
                                    Loan, 1/31/21                                                   491,838
       896,531          4.33        Pharmaceutical Product Development LLC, Initial
                                    Term Loan, 8/6/22                                               900,566
                                                                                              -------------
                                                                                              $   4,522,151
-----------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 0.2%
        24,025          3.90        CHS, Incremental 2019 Term G Loan, 12/31/19               $      23,917
        44,205          4.05        CHS, Incremental 2021 Term H Loan, 1/27/21                       43,630
     1,951,967          4.03        HCA, Inc., Tranche B-9 Term Loan, 3/10/23                     1,962,490
       476,326          4.50        IASIS Healthcare LLC, Term B-2 Loan, 5/3/18                     476,368
     1,080,565          4.56        Kindred Healthcare, Inc., Tranche B Loan (First
                                    Lien), 4/10/21                                                1,081,916
     1,497,635          4.50        Select Medical Corp., Tranche B Term Loan, 2/13/24            1,513,547
       439,926          5.00        Vizient, Inc., Term B-2 Loan, 2/11/23                           444,692
                                                                                              -------------
                                                                                              $   5,546,560
-----------------------------------------------------------------------------------------------------------
                                    Managed Health Care -- 0.0%+
       744,375          7.12        Prospect Medical Holdings, Inc., Term Loan, 6/20/22       $     755,075
-----------------------------------------------------------------------------------------------------------
                                    Health Care Technology -- 0.1%
     1,390,108          3.75        Change Healthcare Holdings, Inc. (f.k.a. Emdeon,
                                    Inc.), Closing Date Term Loan, 2/3/24                     $   1,394,163
                                                                                              -------------
                                    Total Health Care Equipment & Services                    $  14,983,490
-----------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.3%
                                    Biotechnology -- 0.1%
     1,099,693          3.58        Alkermes, Inc., 2021 Term Loan, 9/25/19                   $   1,110,690
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 85

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 0.2%
       397,894          5.25        Concordia Healthcare Corp., Initial Dollar Term
                                    Loan, 10/20/21                                            $     280,515
       296,613          4.25        DPx Holdings BV, 2015 Incremental Dollar Term
                                    Loan, 1/23/21                                                   297,434
     1,085,582          4.00        Endo Luxembourg Finance I Co., Sarl, 2015
                                    Incremental Term B Loan, 6/24/22                              1,087,467
       525,000          3.19        Grifols Worldwide Operations USA, Inc., Tranche B
                                    Term Loan, 1/23/25                                              526,923
       891,824          3.90        Mallinckrodt International Finance SA, 2017,
                                    Term B Loan, 9/24/24                                            892,938
       500,000          0.00        RPI Finance Trust, Initial Term Loan B-6, 3/17/23               502,098
     1,308,866          3.65        RPI Finance Trust, Term B-5 Term Loan, 10/5/22                1,314,593
     1,395,428          5.57        Valeant Pharmaceuticals, Series F-1, 3/11/22                  1,402,564
                                                                                              -------------
                                                                                              $   6,304,532
-----------------------------------------------------------------------------------------------------------
                                    Life Sciences Tools & Services -- 0.0%+
       496,222          6.01        Albany Molecular Research, Inc., Term Loan, 7/14/21       $     501,184
                                                                                              -------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                             $   7,916,406
-----------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.3%
                                    Other Diversified Financial Services -- 0.2%
       717,463          4.50        Altisource Solutions Sarl, Term B Loan, 12/9/20           $     692,351
       303,549          3.78        AWAS Finance Luxembourg 2012 SA, Term
                                    Loan, 7/16/18                                                   305,257
     1,292,032          3.40        Delos Finance Sarl, Loan, 10/6/23                             1,305,625
     1,909,107          3.79        Fly Funding II Sarl, Loan, 8/9/19                             1,919,449
       481,250          5.50        Livingston International, Inc., Initial Term B-1
                                    Loan (First Lien), 4/18/19                                      477,340
       241,938          6.00        Ocwen Loan Servicing LLC, Restatement Effective
                                    Date Term Loan, 12/5/20                                         245,012
                                                                                              -------------
                                                                                              $   4,945,034
-----------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.0%
       462,493          3.31        Restaurant Brands, Inc., 1st Lien Term Loan B, 2/7/24     $     464,083
       831,587          3.24        SBA Senior Finance II LLC, Incremental Tranche B-1
                                    Term Loan, 3/31/21                                              835,151
                                                                                              -------------
                                                                                              $   1,299,234
-----------------------------------------------------------------------------------------------------------
                                    Diversified Capital Markets -- 0.1%
     1,000,000          3.73        Avolon TLB Borrower 1 (U.S.) LLC, Initial Term B-2
                                    Loan, 1/20/22                                             $   1,015,139

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
 Amount ($)      (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Diversified Capital Markets -- (continued)
     1,594,274          3.18        Outfront Media Capital LLC (Outfront Media Capital
                                    Corp.,), Term Loan, 3/10/24                               $   1,606,730
     1,000,000          3.25        Restaurant Brands, Inc., 1st Lien Term Loan, 2/7/24           1,000,625
                                                                                              -------------
                                                                                              $   3,622,494
                                                                                              -------------
                                    Total Diversified Financials                              $   9,866,762
-----------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 0.1%
                                    Insurance Brokers -- 0.0%+
       793,077          4.25        USI Insurance Services LLC, Term B Loan, 12/30/19         $     795,224
-----------------------------------------------------------------------------------------------------------
                                    Life & Health Insurance -- 0.0%+
       740,839          6.79        Integro, Ltd., Initial Term Loan (First Lien), 10/9/22    $     744,543
-----------------------------------------------------------------------------------------------------------
                                    Multi-line Insurance -- 0.0%+
        71,219          4.39        Alliant Holdings Intermediate LLC, Initial Term
                                    Loan, 7/28/22                                             $      71,805
-----------------------------------------------------------------------------------------------------------
                                    Property & Casualty Insurance -- 0.1%
     1,000,000          5.89        Acrisure LLC, Term B Loan (First Lien), 11/3/23           $   1,016,563
       576,385          5.75        Confie Seguros Holding II Co., Term B Loan, 4/13/22             579,411
                                                                                              -------------
                                                                                              $   1,595,974
                                                                                              -------------
                                    Total Insurance                                           $   3,207,546
-----------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.1%
                                    Hotel & Resort REIT -- 0.0%+
     1,123,650          3.48        MGM Growth Properties Operating Partnership LP,
                                    Term B Loan, 4/7/23                                       $   1,130,954
-----------------------------------------------------------------------------------------------------------
                                    Retail REIT -- 0.1%
     1,676,354          4.30        DTZ US Borrower LLC, 2015-1 Additional Term
                                    Loan (First Lien), 11/4/21                                $   1,688,927
-----------------------------------------------------------------------------------------------------------
                                    Specialized REIT -- 0.0%+
       393,027          4.00        Uniti Group, Inc., Shortfall Term Loan, 10/24/22          $     392,780
                                                                                              -------------
                                    Total Real Estate                                         $   3,212,661
-----------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.2%
                                    Internet Software & Services -- 0.1%
     1,995,000          4.53        Rackspace Hosting, Inc., Term B Loan (First
                                    Lien), 10/26/23                                           $   2,012,664
       997,500          3.41        Vantiv LLC, Term B Loan, 6/12/21                              1,007,920
                                                                                              -------------
                                                                                              $   3,020,584
-----------------------------------------------------------------------------------------------------------
                                    IT Consulting & Other Services -- 0.0%+
     1,132,598          3.15        CDW LLC, Term Loan, 8/16/23                               $   1,140,385
       390,000          5.75        Evergreen Skills Lux Sarl, Initial Term Loan (First
                                    Lien), 4/23/21                                                  359,531

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 87

-----------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    IT Consulting & Other Services -- (continued)
       223,100          4.54        PSAV Presentation Services, Tranche B Term
                                    Loan (First Lien), 1/24/21                                $     223,937
                                                                                              -------------
                                                                                              $   1,723,853
-----------------------------------------------------------------------------------------------------------
                                    Data Processing & Outsourced Services -- 0.0%+
       496,250          4.48        WEX, Inc., Term B Loan, 6/24/23                           $     502,852
-----------------------------------------------------------------------------------------------------------
                                    Application Software -- 0.1%
       497,500          6.29        DTI HoldCo, Inc., Term Loan (First Lien), 9/23/23         $     490,659
       201,799          4.79        MA FinanceCo LLC, Initial Tranche B-2 Term
                                    Loan, 11/20/21                                                  203,655
     1,000,000          4.08        Synchronoss Technologies, Inc., Initial Term
                                    Loan, 1/19/24                                                   998,250
       323,233          3.76        Verint Systems, Inc., Tranche B-2 Term Loan (First
                                    Lien), 9/6/19                                                   325,132
                                                                                              -------------
                                                                                              $   2,017,696
                                                                                              -------------
                                    Total Software & Services                                 $   7,264,985
-----------------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                    Communications Equipment -- 0.1%
     1,216,730          3.48        Ciena Corp., Refinancing Term Loan, 2/25/22               $   1,225,856
     1,754,000          3.48        CommScope, Inc., Tranche 5 Term Loan
                                    (2015), 12/29/22                                              1,767,141
                                                                                              -------------
                                                                                              $   2,992,997
-----------------------------------------------------------------------------------------------------------
                                    Computer Hardware -- 0.0%+
       795,000          5.38        Diebold Nixdorf, Inc., Dollar Term B Loan, 3/18/23        $     808,416
-----------------------------------------------------------------------------------------------------------
                                    Electronic Equipment Manufacturers -- 0.0%+
       715,000          3.60        Zebra Technologies Corp., Refinancing Term
                                    Loan, 12/27/21                                            $     721,927
                                                                                              -------------
                                    Total Technology Hardware & Equipment                     $   4,523,340
-----------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.1%
                                    Semiconductor Equipment -- 0.1%
     1,968,692          3.40        Sensata Technologies BV, Sixth Amendment Term
                                    Loan, 10/14/21                                            $   1,984,226
-----------------------------------------------------------------------------------------------------------
                                    Semiconductors -- 0.0%+
       643,856          3.86        M/A-COM Technology, Initial Term Loan, 5/7/21             $     403,389
       396,939          3.23        Microsemi Corp., Closing Date Term B Loan, 12/17/22              55,636
        55,279          3.23        ON Semiconductor Corp., 2016 New Replacement
                                    Term Loan, 3/31/23                                              646,718
                                                                                              -------------
                                                                                              $   1,105,743
                                                                                              -------------
                                    Total Semiconductors & Semiconductor Equipment            $   3,089,969
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 0.2%
                                    Integrated Telecommunication Services -- 0.1%
     1,000,000          4.00        Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20       $     736,044
       692,723          3.78        GCI Holdings, Inc., New Term B Loan (2016), 2/2/22              653,333
       731,019          3.23        Level 3 Financing, Inc., Tranche B 2024 Term
                                    Loan, 2/17/24                                                 1,002,250
       646,464          4.20        Windstream Services LLC (fka Windstream Corp.,),
                                    Tranche B-7 Term Loan, 2/8/24                                   693,156
                                                                                              -------------
                                                                                              $   3,084,783
-----------------------------------------------------------------------------------------------------------
                                    Wireless Telecommunication Services -- 0.1%
     2,000,000          3.98        Altice US Finance I Corp., 2016 Refinancing Term
                                    Loan, 10/25/24                                            $   1,099,272
     1,095,165          3.50        Sprint Communications, Inc., Initial Term Loan, 2/2/24        2,002,916
     1,484,673          3.66        Virgin Media Bristol LLC, I Facility, 1/31/25                 1,490,241
                                                                                              -------------
                                                                                              $   4,592,429
                                                                                              -------------
                                    Total Telecommunication Services                          $   7,677,212
-----------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 0.3%
                                    Electric Utilities -- 0.2%
     1,496,250          6.15        APLP Holdings LP, Term Loan, 4/12/23                      $   2,082,525
     2,065,315          3.03        Calpine Construction Finance Co. LP, Term B-1
                                    Loan, 5/3/20                                                  1,159,693
     1,155,000          6.06        Talen Energy Supply LLC, Initial Term Loan, 10/18/23          1,521,499
                                                                                              -------------
       498,750          4.24        The Dayton Power & Light Co., Loan, 8/18/22                     502,175
                                                                                              -------------
                                                                                              $   5,265,892
-----------------------------------------------------------------------------------------------------------
                                    Independent Power Producers & Energy
                                    Traders -- 0.1%
       543,125          0.00        Calpine Corp., Term Loan (2015), 1/15/23                  $     546,293
       284,925          3.90        Calpine Corp., Term Loan, 5/28/22                               286,483
       200,000          4.25        Dynegy, Inc., Tranche C-1 Term Loan, 2/27/24                    201,038
     1,639,351          3.23        NRG Energy, Inc., Term Loan, 6/30/23                          1,647,958
       918,428          5.65        TerraForm AP Acquisition Holdings LLC, Term
                                    Loan, 6/26/22                                                   927,612
                                                                                              -------------
                                                                                              $   3,609,384
                                                                                              -------------
                                    Total Utilities                                           $   8,875,276
-----------------------------------------------------------------------------------------------------------
                                    TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                    (Cost $163,166,885)                                       $ 163,648,976
-----------------------------------------------------------------------------------------------------------
                                    TEMPORARY CASH INVESTMENTS -- 4.9%
                                    Commercial Paper -- 2.9%
     3,200,000                      Agrium, Inc., Commercial Paper, 4/25/17 (c)               $   3,197,318
     8,300,000                      Amphenol Corp., Commercial Paper, 4/3/17 (c)                  8,299,238
     3,190,000                      Autozone, Inc., Commercial Paper, 4/3/17 (c)                  3,189,707

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 89

-----------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                                  Value
-----------------------------------------------------------------------------------------------------------
                                    Commercial Paper -- (continued)
     3,175,000                      Autozone, Inc., Commercial Paper, 4/6/17 (c)              $   3,174,410
     3,070,000                      Bell Canada, Commercial Paper, 5/16/17 (c)                    3,065,422
     3,170,000                      Candian Natural Resources, Inc., Commercial
                                    Paper, 4/13/17 (c)                                            3,168,509
     6,500,000                      CVS Corp., Commercial Paper, 4/3/17 (c)                       6,499,403
     3,100,000                      Dominion Resources, Inc., Commercial Paper,
                                    4/17/17 (c)                                                   3,098,295
    15,995,000                      Federation, Commercial Paper, 4/3/17 (c)                     15,993,893
     3,150,000                      ING U.S. Funding, Inc., Commercial Paper, 9/1/17 (c)          3,132,321
     8,970,000                      Mitsubishi Bank and Trust, Inc., Commercial Paper,
                                    6/22/17 (c)                                                   8,972,102
     3,150,000                      National Grid, Commercial Paper, 4/12/17 (c)                  3,148,800
     3,380,000                      Oneok, Inc., Commercial Paper, 4/12/17 (c)                    3,378,712
     3,195,000                      PPL Electric Co., Commercial Paper, 4/13/17 (c)               3,193,675
     8,510,000                      PPL Electric Corp., Commercial Paper, 4/6/17 (c)              8,508,419
     7,920,000                      Rockwell Colliers International, Inc., Commercial
                                    Paper, 4/6/17 (c)                                             7,918,528
     3,890,000          1.50        Sumitomo Mitsui Banking Corp., Commercial
                                    Paper, 7/20/17 (c)                                            3,893,676
                                                                                              -------------
                                                                                              $  91,832,428
-----------------------------------------------------------------------------------------------------------
                                    Certificates of Deposit -- 0.8%
     3,060,000          1.50        Bank of Montreal, Floating Rate Note, 12/11/17            $   3,068,822
     2,600,000          1.67        Bank of Montreal, Floating Rate Note, 3/16/18                 2,599,366
     2,500,000          1.46        Bank of Nova Scotia Houston, Floating Rate
                                    Note, 5/2/17                                                  2,500,050
       151,000                      BMO Harris Bank NA, 1.0%, 4/24/17                               151,018
     1,460,000          1.30        Credit Agricole Corp., Floating Rate Note, 7/12/17            1,460,718
     1,492,000          2.25        Credit Suisse AG New York NY, Floating Rate
                                    Note, 3/8/18                                                  1,495,684
     2,500,000          1.10        Mizuho Bank, Ltd., Floating Rate Note, 7/12/17                2,500,559
     3,000,000          1.28        Nordea Bank AB New York NY, Floating Rate
                                    Note, 4/26/17                                                 3,001,035
     1,715,000          1.25        Sumitomo Mitsui Banking Corp. New York, Floating
                                    Rate Note, 5/2/17                                             1,715,592
     2,695,000          1.26        Sumitomo Mitsui, Floating Rate Note, 11/1/16                  2,695,089
     2,480,000          1.36        Svenska Handelsbanken New York NY, Floating Rate
                                    Note, 5/26/17                                                 2,480,248
     3,000,000          1.53        UBS AG, Floating Rate Note, 5/25/17                           3,002,357
                                                                                              -------------
                                                                                              $  26,670,538
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

90 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                Value
-----------------------------------------------------------------------------------------------------------
                                    Repurchase Agreements -- 1.2%
     7,995,000                      $7,995,000 Scotia Bank, 0.81%, dated 3/31/17
                                    plus accrued interest on 4/3/17
                                    collateralized by the following:
                                    $9,031 Freddie Mac Giant, 4.5%, 8/1/42
                                    $12,387 Federal Home Loan Mortgage Corp.,
                                    2.814%, 5/1/44
                                    $27,931 Federal National Mortgage Association
                                    (ARM), 2.557% - 3.026%, 1/1/39-5/1/44
                                    $8,095,903 Federal National Mortgage
                                    Association, 3.0% - 4.0%, 2/1/30-1/1/47
                                    $10,200 Government National Mortgage
                                    Association, 4.0%, 5/20/46                              $     7,995,000
    14,870,000                      $14,870,000 RBC Capital Markets LLC, 0.79%,
                                    dated 3/31/17 plus accrued interest on 4/3/17
                                    collateralized by the following:
                                    $366,411 Federal National Mortgage Association
                                    (ARM), 2.521-3.055%, 9/1/41-9/1/42
                                    $13,613,273 Federal National Mortgage
                                    Association, 2.5% - 4.0%, 2/1/29-3/1/47
                                    $1,187,716 Government National Mortgage
                                    Association, 3.0% - 4.0%, 3/20/46-2/20/47                    14,870,000
     7,995,000                      $7,995,000 TD Securities USA LLC, 0.80%,
                                    dated 3/31/17 plus accrued interest on 4/3/17
                                    collateralized by $8,154,900 Federal National
                                    Mortgage Association, 4.0%, 2/1/47                            7,995,000
     7,995,000                      $7,995,000 TD Securities USA LLC, 0.81%,
                                    dated 3/31/17 plus accrued interest on 4/3/17
                                    collateralized by $8,154,900 Federal National
                                    Mortgage Association, 4.0%, 2/1/47                            7,995,000
                                                                                            ----------------
                                                                                            $    38,855,000
------------------------------------------------------------------------------------------------------------
                                    TOTAL TEMPORARY CASH INVESTMENTS
                                    (Cost $157,360,959)                                     $   157,357,966
------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENT IN SECURITIES -- 101.6%
                                    (Cost $3,244,878,322) (a)                               $ 3,249,328,293
------------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS & LIABILITIES -- (1.6)%                    $   (51,030,775)
------------------------------------------------------------------------------------------------------------
                                    NET ASSETS -- 100.0%                                    $ 3,198,297,518
============================================================================================================

+            Amount rounds to less than 0.1%.

(Cat Bond)   Catastrophe or Event Linked Bond. At March 31, 2017, the value of these securities amounted to $146,600,993, or 4.6% of net assets.
             See Notes to Financial Statements -- Note 1H.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2017, the value of these securities amounted to $1,300,680,496 or 40.7% of net assets.

REIT         Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 91

REMICS       Real Estate Mortgage Investment Conduits.

ARM          Adjustable Rate Mortgage.

Strips Separate trading of registered interest and principal of securities.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit rate or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2017, the net unrealized depreciation on investments based on cost for federal income tax purposes of $3,250,453,180 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                   there is an excess of value over tax cost                          $ 6,385,166
               Aggregate gross unrealized depreciation for all investments in which
                   there is an excess of tax cost over value                           (7,510,053)
                                                                                      -----------
               Net unrealized depreciation                                            $(1,124,887)
                                                                                      ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)          Rate to be determined.

(e) Structured reinsurance investment. At March 31, 2017, the value of these securities amounted to $36,304,353 or 1.1% of net assets. See Notes to Financial Statements -- Note 1H.

(f)          Consists of Revenue Bonds unless otherwise indicated.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2017 were as follows:

--------------------------------------------------------------------------------------------
                                                   Purchases                 Sales
--------------------------------------------------------------------------------------------
Long-Term U.S. Government Securities               $   413,229,223           $   224,702,606
Other Long-Term Securities                         $ 1,707,808,334           $ 1,632,992,919

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended March 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $21,346,150 and $8,208,644, respectively, which resulted in a net realized loss of $321,179.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

92 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

The following is a summary of the inputs used as of March 31, 2017, in valuing the Fund's assets:

----------------------------------------------------------------------------------------------------
                                Level 1     Level 2                Level 3          Total
----------------------------------------------------------------------------------------------------
Asset Backed Securities         $ --        $   906,397,521        $         --     $    906,397,521
Collateralized Mortgage
  Obligations                     --            796,896,325                  --          796,896,325
Corporate Bonds
  Insurance
    Reinsurance                   --            132,010,445          50,894,901          182,905,346
All Other Corporate bonds         --            740,067,197                  --          740,067,197
U.S. Government and
  Agency Obligations              --            299,405,097                  --          299,405,097
Municipal Bonds                   --              2,649,865                  --            2,649,865
Senior Floating Rate
  Loan Interests                  --            163,648,976                  --          163,648,976
Repurchase Agreements             --             38,855,000                  --           38,855,000
Commercial Paper                  --             91,832,428                  --           91,832,428
Certificates of Deposit           --             26,670,538                  --           26,670,538
----------------------------------------------------------------------------------------------------
  Total                         $ --        $ 3,198,433,392        $ 50,894,901      $ 3,249,328,293
====================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------
                                                                                     Corporate
                                                                                     Bonds
-----------------------------------------------------------------------------------------------------
 Balance as of 3/31/16                                                               $    25,387,932
 Realized gain (loss)(1)                                                                       8,784
 Change in unrealized appreciation (depreciation)(2)                                       2,355,391
 Purchases                                                                                47,090,058
 Sales                                                                                   (23,947,264)
 Changes between Level 3*                                                                         --
-----------------------------------------------------------------------------------------------------
   Balance as of 3/31/17                                                             $    50,894,901
=====================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended March 31, 2017, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments still
    held as of 3/31/17                                                               $    2,936,442
                                                                                     --------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 93

Statement of Assets and Liabilities | 3/31/17

ASSETS:
  Investment in securities (cost $3,244,878,322)                                     $3,249,328,293
  Cash                                                                                    8,585,812
  Receivables --
     Investment securities sold                                                             770,885
     Fund shares sold                                                                    32,178,885
     Interest                                                                             6,568,183
  Other assets                                                                              180,129
----------------------------------------------------------------------------------------------------
         Total assets                                                                $3,297,612,187
====================================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                                $   74,063,563
      Fund shares repurchased                                                            23,697,326
      Distributions                                                                         493,008
   Due to affiliates                                                                         83,657
   Accrued expenses                                                                         977,115
----------------------------------------------------------------------------------------------------
          Total liabilities                                                          $   99,314,669
====================================================================================================
NET ASSETS:
  Paid-in capital                                                                    $3,219,925,902
  Distributions in excess of net investment income                                       (2,002,976)
  Accumulated net realized loss on investments and
     foreign currency transactions                                                      (24,075,379)
  Net unrealized appreciation on investments                                              4,449,971
----------------------------------------------------------------------------------------------------
         Net assets                                                                  $3,198,297,518
====================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $759,455,322/76,057,565 shares)                                 $         9.99
   Class C (based on $568,840,400/57,043,692 shares)                                 $         9.97
   Class C2 (based on $9,834,058/986,402 shares)                                     $         9.97
   Class K (based on $91,665,979/9,172,214 shares)                                   $         9.99
   Class Y (based on $1,768,501,759/177,062,000 shares)                              $         9.99
MAXIMUM OFFERING PRICE:
   Class A ($9.99 (divided by) 97.5%)                                                $        10.25
====================================================================================================

The accompanying notes are an integral part of these financial statements.

94 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

Statement of Operations

For the Year Ended 3/31/17

INVESTMENT INCOME:
   Interest                                                          $61,117,252
---------------------------------------------------------------------------------------------------
         Total investment income                                                     $  61,117,252
===================================================================================================
EXPENSES:
  Management fees                                                    $ 8,818,723
  Transfer agent fees
     Class A                                                             137,980
     Class C                                                             194,290
     Class C2                                                              3,883
     Class K                                                                   6
     Class Y                                                           1,435,100
  Distribution fees
     Class A                                                           1,360,123
     Class C                                                           2,668,303
     Class C2                                                             48,374
  Shareholder communications expense                                     248,377
  Administrative expense                                                 868,557
  Custodian fees                                                         173,158
  Registration fees                                                      283,288
  Professional fees                                                      134,377
  Printing expense                                                        58,558
  Fees and expenses of nonaffiliated Trustees                            127,081
  Miscellaneous                                                          420,669
---------------------------------------------------------------------------------------------------
     Total expenses                                                                  $  16,980,847
---------------------------------------------------------------------------------------------------
         Net investment income                                                       $  44,136,405
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $(1,773,190)
     Other assets and liabilities denominated in
        foreign currencies                                                 8,996     $  (1,764,194)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)
     on investments                                                                  $  20,985,712
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $  19,221,518
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $  63,357,923
===================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 95

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                  Year Ended         Year Ended
                                                                  3/31/17            3/31/16
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $    44,136,405    $    26,863,081
Net realized gain (loss) on investments and foreign
  currency transactions                                                (1,764,194)        (2,690,112)
Change in net unrealized appreciation (depreciation)
  on investments                                                       20,985,712        (13,516,703)
-----------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations        $    63,357,923    $    10,656,266
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.17 and $0.12 per share, respectively)           $   (11,645,585)   $    (8,586,311)
      Class C ($0.14 and $0.09 per share, respectively)                (7,377,025)        (5,163,777)
      Class C2 ($0.14 and $0.09 per share, respectively)                 (133,252)          (101,540)
      Class K ($0.19 and $0.14 per share, respectively)                  (314,128)           (73,029)
      Class Y ($0.18 and $0.13 per share, respectively)               (28,545,808)       (18,130,486)
      Class Z* ($0.00 and $0.04 per share, respectively)                       --             (7,120)
-----------------------------------------------------------------------------------------------------
         Total distributions to shareowners                       $   (48,015,798)   $   (32,062,263)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                      $ 2,635,780,672    $ 2,214,104,786
Reinvestment of distributions                                          42,037,618         28,171,903
Cost of shares repurchased                                         (2,126,031,078)    (2,084,487,736)
-----------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                  $   551,787,212    $   157,788,953
-----------------------------------------------------------------------------------------------------
      Net increase in net assets                                  $   567,129,337    $   136,382,956
NET ASSETS:
Beginning of year                                                 $ 2,631,168,181    $ 2,494,785,225
-----------------------------------------------------------------------------------------------------
End of year                                                       $ 3,198,297,518    $ 2,631,168,181
-----------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                  $    (2,002,976)   $      (926,302)
=====================================================================================================

*   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

---------------------------------------------------------------------------------------------------
                                Year Ended     Year Ended         Year Ended      Year Ended
                                3/31/17        3/31/17            3/31/16         3/31/16
                                Shares         Amount             Shares          Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                       54,032,493   $   539,264,584      51,394,899    $    512,589,367
Reinvestment of distributions      1,052,187        10,498,392         790,234           7,870,694
Less shares repurchased          (46,879,123)     (467,598,705)    (53,732,161)       (535,574,030)
---------------------------------------------------------------------------------------------------
      Net increase
          (decrease)               8,205,557   $    82,164,271      (1,547,028)   $    (15,113,969)
===================================================================================================
Class C
Shares sold                       28,880,632   $   287,826,009      26,952,712    $    268,378,600
Reinvestment of distributions        731,519         7,288,620         512,978           5,102,845
Less shares repurchased          (25,444,875)     (253,536,832)    (34,073,846)       (339,162,010)
---------------------------------------------------------------------------------------------------
      Net increase
          (decrease)               4,167,276   $    41,577,797      (6,608,156)   $    (65,680,565)
===================================================================================================
Class C2
Shares sold                          296,871   $     2,958,188         480,794    $      4,784,862
Reinvestment of distributions          6,343            63,187           5,430              54,011
Less shares repurchased             (355,622)       (3,541,422)       (574,432)         (5,713,727)
---------------------------------------------------------------------------------------------------
      Net decrease                   (52,408)  $      (520,047)        (88,208)   $       (874,854)
===================================================================================================
Class K
Shares sold                        9,699,288   $    96,908,050          55,702    $        556,671
Reinvestment of distributions         31,438           314,013           7,329              73,038
Less shares repurchased           (1,064,634)      (10,642,480)        (65,441)           (652,957)
---------------------------------------------------------------------------------------------------
      Net increase
          (decrease)               8,666,092   $   86,579,583           (2,410)   $        (23,248)
===================================================================================================
Class Y
Shares sold                      171,158,865   $ 1,708,823,841     143,234,574    $  1,427,512,361
Reinvestment of distributions      2,391,859        23,873,406       1,512,571          15,066,282
Less shares repurchased         (139,378,771)   (1,390,711,639)   (120,600,180)     (1,201,274,155)
---------------------------------------------------------------------------------------------------
      Net increase                34,171,953   $   341,985,608      24,146,965    $    241,304,488
===================================================================================================
Class Z*
Shares sold or exchanged                  --   $            --          28,442    $        282,925
Reinvestment of distributions             --                --             506               5,033
Less shares repurchased                   --                --        (212,381)         (2,110,857)
---------------------------------------------------------------------------------------------------
      Net decrease                        --   $            --        (183,433)   $     (1,822,899)
===================================================================================================

*   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 97

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year          Year          Year       Year
                                                              Ended         Ended         Ended         Ended      Ended
                                                              3/31/17       3/31/16       3/31/15       3/31/14    3/31/13
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $   9.92      $  10.00      $  10.07      $  10.08   $  10.02
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.16(a)   $   0.10(a)   $   0.10      $   0.10   $   0.13
   Net realized and unrealized gain (loss) on investments         0.08         (0.06)        (0.05)        (0.01)      0.08
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.24      $   0.04      $   0.05      $   0.09   $   0.21
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.17)     $  (0.12)     $  (0.12)     $  (0.10)  $  (0.15)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.07      $  (0.08)     $  (0.07)     $  (0.01)  $   0.06
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.99      $   9.92      $  10.00      $  10.07   $  10.08
============================================================================================================================
Total return*                                                     2.43%         0.41%         0.54%         0.92%      2.14%
Ratio of net expenses to average net assets                       0.61%         0.63%         0.63%         0.66%      0.72%
Ratio of net investment income (loss) to average net assets       1.59%         1.01%         0.95%         0.93%      0.94%
Portfolio turnover rate                                             69%           58%           45%           47%       101%
Net assets, end of period (in thousands)                      $759,455      $673,352      $694,221      $570,468   $381,267
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

----------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year          Year          Year       Year
                                                              Ended         Ended         Ended         Ended      Ended
                                                              3/31/17       3/31/16       3/31/15       3/31/14    3/31/13
----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $   9.91      $   9.99      $  10.05      $  10.07   $  10.02
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.13(a)   $   0.07(a)   $   0.07      $   0.08   $   0.09
   Net realized and unrealized gain (loss) on investments         0.07         (0.06)        (0.04)        (0.03)      0.07
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.20      $   0.01      $   0.03      $   0.05   $   0.16
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.14)     $  (0.09)     $  (0.09)     $  (0.07)  $  (0.11)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.06      $  (0.08)     $  (0.06)     $  (0.02)  $   0.05
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.97      $   9.91      $   9.99      $  10.05   $  10.07
============================================================================================================================
Total return*                                                     2.00%         0.11%         0.34%         0.54%      1.61%
Ratio of net expenses to average net assets                       0.93%         0.94%         0.94%         0.97%      1.03%
Ratio of net investment income (loss) to average net assets       1.27%         0.70%         0.66%         0.62%      0.63%
Portfolio turnover rate                                             69%           58%           45%           47%       101%
Net assets, end of period (in thousands)                      $568,840      $524,030      $594,283      $575,457   $330,828
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 99

------------------------------------------------------------------------------------------------------------------
                                                              Year          Year          Year
                                                              Ended         Ended         Ended         8/1/13
                                                              3/31/17       3/31/16       3/31/15       to 3/31/14
------------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                          $  9.91       $  9.99       $ 10.05       $ 10.04
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.13(b)    $  0.07(b)    $  0.06       $  0.07
   Net realized and unrealized gain (loss) on investments        0.07         (0.06)        (0.03)        (0.01)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.20       $  0.01       $  0.03       $  0.06
-------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $ (0.14)      $ (0.09)      $ (0.09)      $ (0.05)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.06       $ (0.08)      $ (0.06)      $  0.01
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.97       $  9.91       $  9.99       $ 10.05
===================================================================================================================
Total return*                                                    2.00%         0.11%         0.33%         0.56%(a)
Ratio of net expenses to average net assets                      0.93%         0.94%         0.95%         0.99%**
Ratio of net investment income (loss) to average net assets      1.27%         0.69%         0.66%         0.68%**
Portfolio turnover rate                                            69%           58%           45%           47%
Net assets, end of period (in thousands)                      $ 9,834       $10,292       $11,258       $ 3,699
===================================================================================================================


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Not Annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

100 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year          Year          Year
                                                              Ended         Ended         Ended         Ended      12/20/12
                                                              3/31/17       3/31/16       3/31/15       3/31/14    to 3/31/13
-----------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                          $  9.93       $10.01        $ 10.07       $10.08     $10.09
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.19(c)    $ 0.12(c)     $  0.14       $ 0.12     $ 0.03
   Net realized and unrealized gain (loss) on investments        0.06        (0.06)         (0.06)       (0.00)(a)   0.01
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.25       $ 0.06        $  0.08       $ 0.12     $ 0.04
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $ (0.19)      $(0.14)       $ (0.14)      $(0.13)    $(0.05)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.06       $(0.08)       $ (0.06)      $(0.01)    $(0.01)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.99       $ 9.93        $ 10.01       $10.07     $10.08
=============================================================================================================================
Total return*                                                    2.55%        0.64%          0.83%        1.16%      0.43%(b)
Ratio of net expenses to average net assets                      0.42%        0.42%          0.41%        0.41%      0.53%**
Ratio of net investment income (loss) to average net assets      1.92%        1.24%          1.28%        1.19%      1.25%**
Portfolio turnover rate                                            69%          58%            45%          47%       101%
Net assets, end of period (in thousands)                      $91,666       $5,026        $ 5,091       $   10     $   10
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) Amount rounds to less than $0.01 or $(0.01) per share.

(b) Not Annualized.

(c) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 101

----------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year          Year          Year       Year
                                                              Ended         Ended         Ended         Ended      Ended
                                                              3/31/17       3/31/16       3/31/15       3/31/14    3/31/13
----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $     9.93    $    10.01    $    10.07    $  10.09   $  10.03
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $     0.17(a) $     0.11(a) $     0.11    $   0.12   $   0.14
   Net realized and unrealized gain (loss) on investments           0.07         (0.06)        (0.03)      (0.02)      0.09
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $     0.24    $     0.05    $     0.08    $   0.10   $   0.23
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $    (0.18)   $    (0.13)   $    (0.14)   $  (0.12)  $  (0.17)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $     0.06    $    (0.08)   $    (0.06)   $  (0.02)  $   0.06
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $     9.99    $     9.93    $    10.01    $  10.07   $  10.09
============================================================================================================================
Total return*                                                       2.46%         0.54%         0.79%       0.99%      2.35%
Ratio of net expenses to average net assets                         0.50%         0.51%         0.51%       0.54%      0.55%
Ratio of net investment income (loss) to average net assets         1.70%         1.15%         1.08%       1.05%      1.11%
Portfolio turnover rate                                               69%           58%           45%         47%       101%
Net assets, end of period (in thousands)                      $1,768,502    $1,418,468    $1,188,107    $912,810   $608,818
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

102 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

Notes to Financial Statements | 3/31/17

1.  Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 103

A.  Security Valuation

    The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

    Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

    Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

    The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

104 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

    Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

    Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At March 31, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.  Investment Income and Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 105

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2017, the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At March 31, 2017, the Fund reclassified $2,802,719 to decrease distributions in excess of net investment income and $2,802,719 to increase accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

106 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

    At March 31, 2017, the Fund was permitted to carry forward indefinitely $17,542,086 of short-term losses and $6,518,166 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

    The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

    ----------------------------------------------------------------------------
                                                          2017              2016
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                $48,015,798       $32,062,263
    ----------------------------------------------------------------------------
         Total                                     $48,015,798       $32,062,263
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at March 31, 2017:

    ----------------------------------------------------------------------------
                                                                           2017
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $  4,049,763
    Capital loss carryforward                                       (24,060,252)
    Current year dividend payable                                      (493,008)
    Unrealized depreciation                                          (1,124,887)
    ----------------------------------------------------------------------------
         Total                                                     $(21,628,384)
    ============================================================================

    The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and the tax treatment of premium and amortization.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $7,621 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2017.

F.  Class Allocations

    Income, common expenses, and realized and unrealized appreciation and depreciation are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 107 allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses
    (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders). The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Insurance-Linked Securities (ILS)

    The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such

108 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

    Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, are generally subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.  Repurchase Agreements

    Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 109 price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of March 31, 2017 are disclosed in the Fund's Schedule of Investments.

2.  Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the year ended March 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.32% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $59,416 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2017.

3.  Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

110 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended March 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $ 13,574
 Class C                                                                  25,940
 Class C2                                                                    222
 Class K                                                                     228
 Class Y                                                                 208,413
--------------------------------------------------------------------------------
     Total                                                              $248,377
================================================================================

4.  Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,241 in distribution fees payable to PFD at March 31, 2017.

In addition, redemptions of each class of shares (except Class K and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. For Class C2 shares redemptions of shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K and Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2017, CDSCs of $71,185 were paid to PFD.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 111

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017 was in the amount of $220 million. Effective February 8, 2017, the Fund participated in a facility that is in the amount of $195 million.
Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2017, the Fund had no borrowings under the credit facility.

112 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareowners of Pioneer Multi-Asset Ultrashort Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Multi-Asset Ultrashort Income Fund (the "Fund") (one of the funds constituting Pioneer Series Trust X), as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended March 31, 2014, and 2013, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated May 22, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Ultrashort Income Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 26, 2017

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 113

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 74.07%.

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees has approved a new investment advisory agreement for the Fund, which will be submitted to the shareholders of the Fund for their approval.

Change in Independent Registered Public Accounting Firm

Deloitte & Touche LLP, the Fund's independent registered public accounting firm, has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it intends to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. The Board will engage a new independent registered public accounting firm for the Fund upon the completion of the Transaction.

During the periods that Deloitte & Touche LLP has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Deloitte & Touche LLP's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

114 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

Approval of New and Interim Management Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Ultrashort Income Fund (the Fund) pursuant to an investment management agreement between PIM and the Fund.

PIM is the principal U.S. asset management business of Pioneer Investments, a group of companies owned by Pioneer Global Asset Management S.p.A. ("PGAM"). PGAM is a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"). UniCredit and PGAM have entered into a binding agreement to sell Pioneer Investments, including PIM, to Amundi (the "Transaction"). Upon the consummation of the transaction, PIM will become an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. The closing of the Transaction is expected to happen in 2017.

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") will terminate automatically upon the consummation of the Transaction. In order for PIM to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund must approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement has been submitted to the shareholders of the Fund for their approval at a meeting to be held on June 13, 2017. If the shareholders of the Fund do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between PIM and the Fund (the "Interim Management Agreement") will take effect upon the closing of the Transaction. The Board of Trustees of the Fund also approved the Interim Management Agreement at the March 6-7, 2017 meeting.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for PIM, including Amundi's plans for integration of Pioneer Investments and PIM with its existing asset management businesses and plans for the future development

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 115 of PIM; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of PIM's management and key employees, including compensation and benefits to PIM's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of PIM; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of PIM in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of PIM and its pre- and post-Transaction parent companies, profitability analyses from PIM, and analyses from PIM as to possible economies of scale; (iv) the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. ("PIAM") as compared to that of PIM's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of PIM's and PIAM's institutional accounts, as well as the different services provided by Adviser to the Fund and by PIM and PIAM to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings,

116 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with PIM; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of PIM; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of PIM; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of PIM and PIAM, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of PIM would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of PIM with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which PIM could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by PIM would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 117

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from PIM the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by PIM and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund and that are expected to be provided by PIM to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of PIM that are involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer Fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that PIM would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, PIM would continue to be responsible for the

118 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to PIM for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it will be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that PIM may have access to additional research and portfolio management capabilities as a result of the Transaction and that PIM, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of PIM. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of PIM to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of PIM as a direct result of the Transaction, or the risk management, legal or compliance services provided by PIM, with respect to the Fund. They further considered the current incentive arrangements for key personnel of PIM that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by PIM after the closing of the Transaction.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 119

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with PIM on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the second quintile relative to its Morningstar category and in the fourth quintile relative

120 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees also considered information showing significant expense reimbursements by the sponsors of the other funds in the peer groups.

The Trustees reviewed management fees charged by PIM and PIAM to institutional and other clients, including publicly offered European funds sponsored by PIM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and PIM's and PIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with PIM's and PIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, PIM would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with PIM's management of the Fund and PIM's and PIAM's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services to be provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 121

PIM and PIAM from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that PIM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, PIM will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for PIM, PIAM and Amundi that derive from PIM's relationships with the Fund, including Amundi's ability to market the services of PIM globally. The Trustees noted that PIM may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of PIM.

122 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

The Trustees considered that PIM and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by PIM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 123

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

124 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service              Principal Occupation                          Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)         Trustee since 2011.            Private investor (2004 - 2008 and 2013 -      Director, Broadridge
Chairman of the Board        Serves until a successor       present); Chairman (2008 - 2013) and Chief    Financial Solutions, Inc.
and Trustee                  trustee is elected or earlier  Executive Officer (2008 - 2012), Quadriserv,  (investor communications
                             retirement or removal.         Inc. (technology products for securities      and securities processing
                                                            lending industry); and Senior Executive Vice  provider for financial
                                                            President, The Bank of New York (financial    services industry) (2009
                                                            and securities services) (1986 - 2004)        - present); Director,
                                                                                                          Quadriserv, Inc. (2005 -
                                                                                                          2013); and Commissioner,
                                                                                                          New Jersey State Civil
                                                                                                          Service Commission (2011
                                                                                                          - 2015)
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)           Trustee since 2011.            Managing Partner, Federal City Capital        Director of New York
Trustee                      Serves until a successor       Advisors (corporate advisory services         Mortgage Trust
                             trustee is elected or earlier  company) (1997 - 2004 and 2008 - present);    (publicly-traded mortgage
                             retirement or removal.         Interim Chief Executive Officer, Oxford       REIT) (2004 - 2009, 2012
                                                            Analytica, Inc. (privately-held research and  - present); Director of
                                                            consulting company) (2010); Executive Vice    The Swiss Helvetia Fund,
                                                            President and Chief Financial Officer,        Inc. (closed-end fund)
                                                            I-trax, Inc. (publicly traded health care     (2010 - present);
                                                            services company) (2004 - 2007); and          Director of Oxford
                                                            Executive Vice President and Chief Financial  Analytica, Inc. (2008 -
                                                            Officer, Pedestal Inc. (internet-based        present); and Director of
                                                            mortgage trading company) (2000 - 2002);      Enterprise Community
                                                            Private consultant (1995-1997), Managing      Investment, Inc.
                                                            Director, Lehman Brothers (investment         (privately-held
                                                            banking firm) (1992-1995); and Executive, The affordable housing finance
                                                            World Bank (1979-1992)                        company) (1985 - 2010)
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)    Trustee since 2011.            William Joseph Maier Professor of Political   Trustee, Mellon
Trustee                      Serves until a successor       Economy, Harvard University (1972 - present)  Institutional Funds
                             trustee is elected or earlier                                                Investment Trust and
                             retirement or removal.                                                       Mellon Institutional
                                                                                                          Funds Master Portfolio
                                                                                                          (oversaw 17 portfolios in
                                                                                                          fund complex) (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------------

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 125

Independent Trustees continued

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                            Other Directorships
Position Held With the Fund  Length of Service               Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)    Trustee since 2011.             Founding Director, Vice President and         None
Trustee                      Serves until a successor        Corporate Secretary, The Winthrop Group,
                             trustee is elected or earlier   Inc. (consulting firm) (1982 - present);
                             retirement or removal.          Desautels Faculty of Management, McGill
                                                             University (1999 - present); and Manager of
                                                             Research Operations and Organizational
                                                             Learning, Xerox PARC, Xerox's advance
                                                             research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)     Trustee since 2011.             President and Chief Executive Officer,        Director of New America
Trustee                      Serves until a successor        Newbury Piret Company (investment banking     High Income Fund, Inc.
                             trustee is elected or earlier   firm) (1981 - present)                        (closed-end investment
                             retirement or removal.                                                        company) (2004 -
                                                                                                           present); and Member,
                                                                                                           Board of Governors,
                                                                                                           Investment Company
                                                                                                           Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014.             Consultant (investment company services)      None
Trustee                      Serves until a successor        (2012 - present); Executive Vice President,
                             trustee is elected or earlier   BNY Mellon (financial and investment company
                             retirement or removal.          services) (1969 - 2012); Director, BNY
                                                             International Financing Corp. (financial
                                                             services) (2002 - 2012); and Director,
                                                             Mellon Overseas Investment Corp. (financial
                                                             services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

126 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                            Other Directorships
Position Held With the Fund  Length of Service               Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*      Trustee since 2014.             Director and Executive Vice President (since  None
Trustee                      Serves until a successor        2008) and Chief Investment Officer, U.S.
                             trustee is elected or earlier   (since 2010) of Pioneer Investment
                             retirement or removal.          Management-USA (PIM-USA); Executive Vice
                                                             President of Pioneer (since 2008); Executive
                                                             Vice President of Pioneer Institutional
                                                             Asset Management, Inc. (since 2009); and
                                                             Portfolio Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 127

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                            Other Directorships
Position Held With the Fund  Length of Service               Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**      Advisory Trustee since 2014.    Chief Investment Officer, 1199 SEIU Funds     Trustee of Pioneer
Advisory Trustee                                             (healthcare workers union pension funds)      closed-end investment
                                                             (2001 - present); Vice President -            companies (5 portfolios)
                                                             International Investments Group, American     (Sept. 2015 - present)
                                                             International Group, Inc. (insurance
                                                             company) (1993 - 2001); Vice President,
                                                             Corporate Finance and Treasury Group,
                                                             Citibank, N.A. (1980 - 1986 and 1990 -
                                                             1993); Vice President - Asset/Liability
                                                             Management Group, Federal Farm Funding
                                                             Corporation (government-sponsored issuer of
                                                             debt securities) (1988 - 1990); Mortgage
                                                             Strategies Group, Shearson Lehman Hutton,
                                                             Inc. (investment bank) (1987 - 1988); and
                                                             Mortgage Strategies Group, Drexel Burnham
                                                             Lambert, Ltd. (investment bank) (1986 -
                                                             1987)
------------------------------------------------------------------------------------------------------------------------------------

**    Ms. Monchak is a non-voting advisory trustee.

128 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                            Other Directorships
Position Held With the Fund  Length of Service               Principal Occupation                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)           Since 2014. Serves at           Chair, Director, CEO and President of         Trustee of Pioneer
President and Chief          the discretion of the Board.    PIM-USA (since September 2014); Chair,        closed-end investment
Executive Officer                                            Director, CEO and President of Pioneer        companies (5 portfolios)
                                                             Investment Management, Inc. (since September  (Sept. 2015 - present)
                                                             2014); Chair, Director, CEO and President of
                                                             Pioneer Funds Distributor, Inc. (since
                                                             September 2014); Chair, Director, CEO and
                                                             President of Pioneer Institutional Asset
                                                             Management, Inc. (since September 2014); and
                                                             Chair, Director, and CEO of Pioneer
                                                             Investment Management Shareholder Services,
                                                             Inc. (since September 2014); Managing
                                                             Director, Morgan Stanley Investment
                                                             Management (2010 - 2013); and Director of
                                                             Institutional Business, CEO of
                                                             International, Eaton Vance Management (2005
                                                             - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)   Since 2011. Serves at           Vice President and Associate General Counsel  None
Secretary and                the discretion of the Board.    of Pioneer since January 2008; Secretary and
Chief Legal Officer                                          Chief Legal Officer of all of the Pioneer
                                                             Funds since June 2010; Assistant Secretary
                                                             of all of the Pioneer Funds from September
                                                             2003 to May 2010; and Vice President and
                                                             Senior Counsel of Pioneer from July 2002 to
                                                             December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2011. Serves at           Fund Governance Director of Pioneer since     None
Assistant Secretary          the discretion of the Board.    December 2006 and Assistant Secretary of all
                                                             the Pioneer Funds since June 2010; Manager -
                                                             Fund Governance of Pioneer from December
                                                             2003 to November 2006; and Senior Paralegal
                                                             of Pioneer from January 2000 to November
                                                             2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)            Since 2011. Serves at           Senior Counsel of Pioneer since May 2013 and  None
Assistant Secretary          the discretion of the Board.    Assistant Secretary of all the Pioneer Funds
                                                             since June 2010; and Counsel of Pioneer from
                                                             June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)         Since 2011. Serves at           Vice President - Fund Treasury of Pioneer;    None
Treasurer and Chief          the discretion of the Board.    Treasurer of all of the Pioneer Funds since
Financial                                                    March 2008; Deputy Treasurer of Pioneer from
and Accounting Officer                                       March 2004 to February 2008; and Assistant
                                                             Treasurer of all of the Pioneer Funds from
                                                             March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 129

Fund Officers continued

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                            Other Directorships
Position Held With the Fund  Length of Service               Principal Occupation                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)        Since 2011. Serves at           Director - Fund Treasury of Pioneer; and      None
Assistant Treasurer          the discretion of the Board.    Assistant Treasurer of all of the Pioneer
                                                             Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)           Since 2011. Serves at           Fund Accounting Manager - Fund Treasury of    None
Assistant Treasurer          the discretion of the Board.    Pioneer; and Assistant Treasurer of all of
                                                             the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)        Since 2011. Serves at           Fund Administration Manager - Fund Treasury   None
Assistant Treasurer          the discretion of the Board.    of Pioneer since November 2008; Assistant
                                                             Treasurer of all of the Pioneer Funds since
                                                             January 2009; and Client Service Manager -
                                                             Institutional Investor Services at State
                                                             Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)         Since 2011. Serves at           Chief Compliance Officer of Pioneer and of    None
Chief Compliance Officer     the discretion of the Board.    all the Pioneer Funds since March 2010;
                                                             Chief Compliance Officer of Pioneer
                                                             Institutional Asset Management, Inc. since
                                                             January 2012; Chief Compliance Officer of
                                                             Vanderbilt Capital Advisors, LLC since July
                                                             2012: Director of Adviser and Portfolio
                                                             Compliance at Pioneer since October 2005;
                                                             and Senior Compliance Officer for Columbia
                                                             Management Advisers, Inc. from October 2003
                                                             to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)         Since 2011. Serves at           Director - Transfer Agency Compliance of      None
Anti-Money                   the discretion of the Board.    Pioneer and Anti-Money Laundering Officer of
Laundering Officer                                           all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

130 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

                        This page is for your notes.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17 131

                        This page is for your notes.

132 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 25671-05-0517

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.


The audit fees for the Trust were $128,294 payable to Deloitte & Touche LLP for the year ended
March 31, 2017 and $122,474 for the year ended March 31, 2016.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Audit-Related Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended
March 31, 2017 and 2016.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $23,034
payable to Deloitte & Touche LLP for the year ended
March 31, 2017 and $22,950 for the year ended March 31, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Other Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended
March 31, 2017 and 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31 2017 and 2016, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$23,034 in 2017 and $22,950 in 2016.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 30, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 30, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 30, 2017

* Print the name and title of each signing officer under his or her signature.